SCHEDULE 14C

INFORMATION REQUIRED IN INFORMATION STATEMENT
SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934
(Amendment No.       )

Check the appropriate box:

☒           Preliminary Information Statement                                                                           ☐           Confidential, for use of the Commission
                                                     Only (as permitted by Rule 14c-5(d)(2))
☐           Definitive Information Statement

LANDBANK GROUP, INC.
(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

☐           No fee required.

☒           Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transactions applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

For purposes of calculating the fee pursuant to Rule 0-11, the Registrant valued the aggregate cash, securities and other property received by the Registrant in the disposition of substantially all of its assets to be equal to $800,000, i.e., the value realized to the Registrant by transferring its operating subsidiary.   The book value of the operating subsidiary which is to be transferred was calculated as follows:  $ 2.9m of assets as reflected on the Registrant's balance sheet as of September 30, 2007 less $4.2m of liabilities reflected on that balance sheet plus $500,000 of liabilities of the operating subsidiary which will be transferred to and become the obligation of Registrant, which equals a book value of the operating subsidiary (as transferred) of ($800,000).

(4)	Proposed maximum aggregate value of transaction:

$800,000

(5)	Total fee paid:

$160.00

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

LANDBANK GROUP, INC.
7030 Hayvenhurst Ave.
Van Nuys, California 91406

To the Holders of Common Stock of
Landbank Group, Inc.:

Landbank Group, Inc., a Delaware corporation (“Company”), on November 16, 2007, obtained written consent from stockholders holding a majority of the outstanding shares of voting securities of the Company entitled to vote on the following actions:

1.
To approve an amendment to the Company’s Certificate of Incorporation, as previously amended, to (i) change the name of the Company to Trist Holdings, Inc. and (ii) increase the number of shares of authorized common stock from 100,000,000 to 2,000,000,000.

2.
To approve the Securities Exchange Agreement dated as of November 1, 2007, by and among the Company and Landbank Acquisition LLC, pursuant to which the Company would transfer substantially all of its assets, namely its operating subsidiary, Landbank LLC, to Landbank Acquisition LLC, its majority stockholder.

The details of the foregoing actions and other important information are set forth in the accompanying Information Statement.  The Board of Directors of the Company has unanimously approved the above actions.

Under Section 228 of the Delaware General Corporation Law, action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted.  On that basis, the stockholders holding a majority of the outstanding shares of capital stock entitled to vote approved the foregoing actions.  No other vote or stockholder action is required.  You are hereby being provided with notice of the approval of the foregoing actions by less than unanimous written consent of our stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors,

Eric Stoppenhagen,
Interim President & Secretary

Van Nuys, California
[***], 2007

LANDBANK GROUP, INC.

INFORMATION STATEMENT

CONCERNING CORPORATE ACTION AUTHORIZED BY WRITTEN
CONSENT OF STOCKHOLDERS OWNING A MAJORITY
OF SHARES OF VOTING SECURITIES ENTITLED TO VOTE THEREON

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

SUMMARY

YOU SHOULD READ THE FOLLOWING SUMMARY TOGETHER WITH THE MORE DETAILED INFORMATION AND FINANCIAL STATEMENTS AND THE NOTES TO THOSE STATEMENTS APPEARING ELSEWHERE IN THIS INFORMATION STATEMENT OR DELIVERED WITH THIS INFORMATION STATEMENT.

THE AMENDMENT

Name Change
The amendment to the Certificate of Incorporation of Landbank Group, Inc., a Delaware corporation (which we refer to as “the Company,” “we,” “us” or “our”) provides for a change of the Company’s name to Trist Holdings, Inc.

See “NAME CHANGE AND INCREASE IN AUTHORIZED COMMON STOCK”.

Increase in Authorized Shares	The amendment also provides for an increase in the number of authorized shares of common stock from 100,000,000 to 2,000,000,000. See “NAME CHANGE AND INCREASE IN AUTHORIZED COMMON STOCK”.
Recommendations of the Board of Directors and Written Consent of the Majority of the Company’s Stockholders
Our Board of Directors unanimously approved the Amendment to the Company’s Certificate of Incorporation, a copy of which is attached as Appendix “A” (the “Amendment”).  The members of the Board of Directors unanimously believe that the Amendment is fair to, and in the best interests of, our stockholders.  The Amendment was also approved by a majority of the holders of our common stock by written consent on November 16, 2007.

See also “NAME CHANGE AND INCREASE IN AUTHORIZED COMMON STOCK.”

THE LLC TRANSFER

The Companies
Landbank Group, Inc.
We engage in business through our wholly-owned subsidiary, Landbank LLC, a California limited liability company (“LLC”).  We make bulk acquisitions of parcels of land, primarily through the real property tax lien foreclosure process. The bulk acquisitions are then divided into smaller parcels for resale (the “Business”).

Landbank Acquisition LLC
Landbank Acquisition LLC, a California limited liability company (“Investor”), was formed in May 2007.  As a result of a contribution of stock and promissory notes by its members in September 2007, Investor became the majority stockholder of the Company.  Investor holds demand promissory notes due and payable by LLC in the aggregate principal amount of $3,032,657.47  (the “Notes”).  At this time, Investor’s only line of business has been to hold the shares of Company common stock and the Notes.  Investor’s principal executive offices are located at 7030 Hayvenhurst Ave., Van Nuys, CA 91406.

The Securities Exchange Agreement
The Effect of the LLC Transfer
On November 1, 2007, we and Investor entered into the Securities Exchange Agreement, a copy of which is attached hereto as Appendix “B”.  Pursuant to the Securities Exchange Agreement, we will transfer, and Investor agreed to accept, at the closing of the transactions contemplated by that agreement (the “Closing”), all of our respective rights in and to the LLC and its Business.  In this Information Statement, we refer to the transfer transaction as the “LLC Transfer.”

See also “THE SECURITIES EXCHANGE AGREEMENT – LLC Transfer.”

Issuance of Shares
In connection with the LLC Transfer, we will issue and deliver to Investor 79,311,256 shares of Company common stock at the Closing (the “Share Issuance” and together with the LLC Transfer, the “Transactions”).  Following the Share Issuance, Investor will own approximately 95% of our outstanding common stock.  Investor and the Company will enter into a Registration Rights Agreement, a copy of which is attached hereto as Appendix “C”, to provide Investor with certain demand and piggyback registration rights with respect to the shares received in the Share Issuance.

See also “THE SECURITIES EXCHANGE AGREEMENT – Issuance of Shares.”

Debt Assignment
Prior to the Closing, $500,000 of the outstanding Notes shall be assigned from LLC as debtor to the Company as debtor (the “Assigned Debt”).

See also “THE SECURITIES EXCHANGE AGREEMENT – Debt Assignment.”

Assumption of Liabilities
Investor has agreed that, upon the Closing, it shall assume all of the liabilities of both the Company and the LLC incurred prior to the Closing, other than the Assigned Debt.

See also “THE SECURITIES EXCHANGE AGREEMENT – Assumption of Liabilities.”

Indemnification for Liabilities
Each of Investor and Family Products LLC, a member of Investor, has agreed to indemnify the Company for any losses arising from the Business related to events occurring prior to Closing and for all of the assumed liabilities.

See also “THE SECURITIES EXCHANGE AGREEMENT – Indemnification for Liabilities.”

Conditions that Must Be Satisfied Prior to the Closing of the LLC Transfer
Completion of the LLC Transfer is subject to various conditions (any of which may be waived by the party benefited by the condition), including among them:

•  the truth and accuracy of the representations and warranties of Company and of Investor;
•  performance of all covenants by Company and Investor;
•  approval by the Company’s board and stockholders;
•  delivery of the Registration Rights Agreement;
•  the absence of any material adverse change in the Business; and
•  the amendment of the Company’s Certificate of Incorporation to change the name of the Company and to increase the number of authorized shares of Common Stock from 100,000,000 to 2,000,000,000.

As described elsewhere in this Information Statement, the Company’s Board of Directors, and stockholders holding a majority of the issued and outstanding shares of the Company’s common stock, have approved the Securities Exchange Agreement (and the transactions contemplated by that agreement) and the contemplated amendment to the Company’s Certificate of Incorporation.

See also “THE SECURITIES EXCHANGE AGREEMENT – Conditions of the LLC Transfer.”

Termination of the Securities Exchange Agreement
The Securities Exchange Agreement may be terminated, and the LLC Transfer abandoned, at any time prior to the Closing by written mutual consent of us and Investor.

See also “THE SECURITIES EXCHANGE AGREEMENT – Termination.”

Effect of Termination
If the Securities Exchange Agreement is terminated, it will become void and there shall be no liability or obligation on the part of any party hereto or their respective, subsidiaries, stockholders, directors, officers, employees, agents or other representatives.

See also “THE SECURITIES EXCHANGE AGREEMENT – Effect of Termination.”

Expenses of the LLC Transfer
Whether or not the LLC Transfer is consummated, except as otherwise provided in the Securities Exchange Agreement, each party bears its own costs and expenses related to the LLC Transfer.  However, in the event that the Transactions are commenced, at or prior to the Closing, the LLC shall be responsible for such costs and expenses.

See also “THE SECURITIES EXCHANGE AGREEMENT – Expenses.”

Accounting Treatment
The LLC Transfer is intended to be treated as a “disposition” in accordance with generally accepted accounting principles in the United States.

See also “THE SECURITIES EXCHANGE AGREEMENT – Accounting Treatment.”

Federal Income Tax Considerations	There are no income tax consequences to the Company stockholders as a result of the LLC Transfer. See also “THE SECURITIES EXCHANGE AGREEMENT – Material Federal Income Tax Consequences.”
Governing Law and Regulatory Requirements
Other than with respect to complying with the general corporation law of the State of Delaware and the applicable federal and state securities laws, the Company is not aware of any governmental or regulatory requirements with which it must comply in completing the LLC Transfer.

See also “THE SECURITIES EXCHANGE AGREEMENT – Regulatory Approvals.”

Opinion of Financial Advisors
In connection with the LLC Transfer, our Board of Directors received an opinion from Gemini Valuation Services, LLC or “GVS,” as to the fairness of the LLC Transfer and the other transactions contemplated by the Securities Exchange Agreement, as they may be viewed together, to the existing holders of our common stock, from a financial point of view.  The full text of GVS’s written opinion, dated October 23, 2007, is attached to this information statement as Appendix “D”. We encourage you to read the opinion carefully in its entirety for a description of the assumptions made, procedures followed, matters considered and limitations on the review undertaken.

See also “OPINION OF FINANCIAL ADVISORS.”

Recommendations of the Board of Directors and Written Consent of the Majority of the Company’s Stockholders
Our Board of Directors unanimously approved the Securities Exchange Agreement and the transactions contemplated thereby.  The members of the Board of Directors unanimously believe that the LLC Transfer and the transactions contemplated by the Securities Exchange Agreement, are fair to, and in the best interests of, our stockholders. The conclusion of the Board of Directors with respect to the LLC Transfer and the transactions contemplated by the Securities Exchange Agreement was based upon a number of factors that are discussed in this Information Statement.  The Securities Exchange Agreement, and the transactions contemplated thereby, including the LLC Transfer, was also approved by a majority of the holders of our common stock by written consent on November 16, 2007.

See also “BACKGROUND OF THE LLC TRANSFER.”

General Information

This Information Statement is being furnished to the stockholders of Landbank Group, Inc., a Delaware corporation (which we refer to in this Information Statement as “the Company,” “we,” “us” or “our”), to advise them of the corporate action described herein, which has been authorized by the written consent of stockholders owning a majority of the outstanding voting securities of the Company entitled to vote thereon.  This action is being taken in accordance with the requirements of the Delaware General Corporation Law (“DGCL”).

Our executive offices are located at 7030 Hayvenhurst Ave., Van Nuys, California 91406, and our telephone number is (818) 464-1614.  This Information Statement will first be mailed to stockholders on or about [***], 2007 and is being furnished for informational purposes only.

Our Board of Directors has determined that the close of business on October 26, 2007 was the record date (“Record Date”) for the stockholders entitled to notice about the action (i) authorizing an amendment to our Certificate of Incorporation, as previously amended (the “Certificate of Incorporation”) to change the Company’s name and increase the number of authorized shares of common stock from 100,000,000 to  2,000,000,000 and (ii) approving the Securities Exchange Agreement dated November 1, 2007, between the Company and Landbank Acquisition LLC (“Investor”), pursuant to which the Company would transfer to Investor all of the membership interests of Landbank LLC, a California limited liability company and wholly-owned subsidiary of the Company (“LLC”) which comprises substantially all of the assets of the Company (together with (i), the “Actions”).

Under Section 228 of the DGCL, any action required or permitted by the DGCL to be taken at an annual or special meeting of stockholders of a Delaware corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  Prompt notice of the approval of the Actions must be given to those stockholders who have not consented in writing to the action and who, if the action had been taken at a meeting, would otherwise have been entitled to notice of the meeting.

On November 16, 2007, 3 stockholders who own of record 8,204,681 shares of the Company’s common stock, representing approximately 82.64% of the outstanding shares of the Company’s common stock, executed and delivered to us a written consent authorizing and approving the Actions.

Accordingly, as the Actions have been approved by a majority of our outstanding voting securities entitled to vote thereon, no vote or further action of our stockholders is required to approve the Actions.  You are hereby being provided with notice of the approval of the Actions by less than unanimous written consent of our stockholders. However, under federal law, the Actions will not be effective until at least 20 days after this Information Statement has first been sent to stockholders.  Stockholders do not have any dissenter or appraisal rights in connection with the Actions.

On October 26, 2007, our Board of Directors approved the Actions and authorized our officers to deliver this Information Statement.

Interest of Persons in Matters to be Acted Upon

Except as discussed in this Information Statement, no director or officer of the Company at any time since the beginning of the last fiscal year, or principal stockholder, has a substantial or material interest in the favorable outcome of the Actions.

Change of Control

On September 20, 2007, Investor entered into a Contribution Agreement (the “Contribution Agreement”) with its members, including Doug Gravink (“Gravink”) and Gary Hewitt (“Hewitt”) and certain of their affiliated entities.  Pursuant to the Contribution Agreement, Gravink and Hewitt each contributed 2,733,334 shares of the Company’s common stock (together, the “Contributed Shares”) to Investor in exchange for membership interests in Investor.  Following the closing of that contribution transaction, Investor held a total of 5,466,668 shares of Company common stock directly, or approximately 55.1% of our issued and outstanding shares.  Gravink and Hewitt each hold a 50% beneficial ownership interest in Investor through their direct holdings, and indirect ownership of their affiliated entities which are members of Investor.  Gravink served as our Chief Executive Officer and Hewitt served as our President and Secretary until they each resigned on September 24, 2007.

VOTING SECURITIES

As of the date of the stockholder action, there were 9,928,664 shares of our common stock issued and outstanding.  We had no other class of stock outstanding as of that date.

Each share of our common stock is entitled to one vote on all matters submitted to the holders of our common stock for their approval.  The consent of the holders of a majority of the outstanding shares of our common stock was necessary to authorize the Actions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding our common stock beneficially owned on November 6, 2007, for (i) each stockholder known to be the beneficial owner of more than 5% of our outstanding common stock, (ii) each executive officer and director, and (iii) all executive officers and directors as a group.  In general, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days.

Unless otherwise indicated, each person in the table will have sole voting and investment power with respect to the shares shown.  The following table assumes a total of 9,928,664 shares of our common stock outstanding as of November 6, 2007.

NAME OF BENEFICIAL OWNER	OWNERSHIP
Executive Officers and Directors	Amount of Beneficial Ownership	Percent of Beneficial Ownership

Ray Gaytan 11400 Olympic Blvd. Los Angeles, CA 90064	4,680	*

All Executive Officers and Directors as a Group (1 person)	4,680	*
5% Stockholders
Landbank Acquisition LLC 7030 Hayvenhurst Ave. Van Nuys, CA 91406	5,466,668	55.1%
John and Joyce Beck 7030 Hayvenhurst Ave. Van Nuys, CA 91406	2,733,334	27.5%

* Less than 1%.

PROPOSAL 1:  NAME CHANGE AND INCREASE IN AUTHORIZED COMMON STOCK

We are currently authorized by our Certificate of Incorporation to issue 100,000,000 shares of common stock, $0.0001 par value per share.  As of the date of the stockholder action, there were 9,928,664 shares of our common stock issued and outstanding.

In connection with our proposed business plan (following the consummation of the transactions contemplated by the Securities Exchange Agreement) of seeking suitable candidates for a business combination, we will likely be required to issue shares of our common stock, options, awards and/or warrants in connection with employee benefit and incentive plans and employment arrangements, financing the future operations of the combined business, acquiring other businesses, forming strategic partnerships and alliances, and/or stock dividends and stock splits.  No specific issuances are currently anticipated, however, to the extent such issuances occur, they will result in dilution to our current stockholders.

Accordingly, our Board of Directors believes it is in our best interests and the best interests of our stockholders to increase the number of authorized shares of our common stock to allow for the issuance of shares of our common stock or other securities in connection with such potential issuances and such other purposes as our Board of Directors determines.

The increase in the authorized number of shares of our common stock will permit our Board of Directors to issue additional shares of our common stock without further approval of our stockholders, and our Board of Directors does not intend to seek stockholder approval prior to any issuance of the authorized capital stock unless stockholder approval is required by applicable law or stock market or exchange requirements.  Our issuance of additional shares of common stock may result in substantial dilution to our existing stockholders, and such issuances may not require stockholder approval.

Although we from time to time review various transactions that could result in the issuance of shares of our common stock, we have not reviewed any transaction to date, other than the Securities Exchange Agreement, that would result in an issuance of shares of our common stock.  However, upon the increase in authorized shares of our common stock being effective, we may begin to review transactions that may result in an issuance of shares of our common stock.

We do not have in place provisions which may have an anti-takeover effect.  The increase in the authorized number of shares of our common stock did not result from our knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise, and we did not take such action to increase the authorized shares of our common stock to enable us to frustrate any efforts by another party to acquire a controlling interest or to seek representation on our Board of Directors.

The issuance of additional shares of our common stock may have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of our common stock.  It may also adversely affect the market price of our common stock.  However, if additional shares are issued in transactions whereby favorable business opportunities are provided which allow us to pursue our business plans, the market price of our common stock may increase.

The holders of our common stock are entitled to one vote for each share held of record on all matters to be voted on by our stockholders.

The holders of our common stock are entitled to receive dividends payable in cash, property or in shares of capital stock, when, as, and if declared by our Board of Directors out of assets legally available therefor.  We have not recently paid dividends on our common stock and do not intend to do so in the near future.  In the event of our liquidation, dissolution or winding up, the holders of the shares of our common stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over our common stock.  Holders of shares of our common stock have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to our common stock.

On October 26, 2007, our Board of Directors authorized the increase the authorized number of shares of our common stock from 100,000,000 to 2,000,000,000.  At that meeting the Board of Directors also authorized the change of the Company’s name to Trist Holdings, Inc.  On November 16, 2007, the amendment of our Certificate of Incorporation to reflect these actions were also approved by written consent of holders representing approximately 82.64% of the outstanding shares of our common stock. As such, no vote or further action of the stockholders of the Company is required to approve the amendment of our Certificate of Incorporation to increase the authorized shares of our common stock or change the Company’s name.  You are hereby being provided with notice of the approval of the Securities Exchange Agreement and the Transactions, and the amendment to our Certificate of Incorporation, by less than unanimous written consent of our stockholders. A form of the approved Certificate of Amendment to the Certificate of Incorporation is attached to this Information Statement as Appendix “A”.

We intend to file the Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware promptly after the twentieth day after the date this Information Statement has first been sent to stockholders.

PROPOSAL 2:  THE SECURITIES EXCHANGE AGREEMENT AND LLC TRANSFER

General

Our Board of Directors has unanimously approved the Securities Exchange Agreement entered into on November 1, 2007 by and between us and Landbank Acquisition LLC (“Investor”), our majority stockholder.  Pursuant to the Securities Exchange Agreement, we will transfer our membership interests in our operating subsidiary, Landbank LLC (the “LLC”), to the Investor.

Background of the Transfer of Landbank LLC

Acquisition of Landbank, LLC and Divestiture of Prior Operations

On January 26, 2006, the Company acquired 100% of the membership interests in LLC, in exchange for shares of common stock of the Company. The exchange of shares for membership interests was treated as a reverse acquisition under the purchase method of accounting. The shares delivered in connection with the acquisition were transferred by the four former principal stockholders of the Company to the members of LLC in exchange for the Company receiving all of the ownership interests in LLC and $140,000 in cash. Concurrently with the acquisition of LLC, the Company divested itself of its wholly owned operating subsidiary, iStorage Networks Group, Inc. ("iSNG"). The $140,000 in cash accompanied the divestiture of iSNG. The former members of LLC acquired approximately a 90% ownership interest in the Company. LLC, was formed in December 2004 but did not commence operations until the second quarter of 2005. It currently operates as a wholly owned subsidiary of the Company. With the divestiture of iSNG and the acquisition of LLC, the Company operates exclusively in the real estate marketplace. It no longer operates its former iStorage business.

Since January 2006, the Company's sole operations have consisted of the operations of LLC.  We make bulk acquisitions of parcels of land, primarily through the real property tax lien foreclosure process. Such bulk acquisitions are divided into smaller parcels for resale (together with the prior sentence, the “Business”).  We consider various criteria in terms of its land acquisitions, which include but are not limited to, location, availability of utilities, proximity to water, geographic desirability, and proximity of significant population centers. Our current focus is in the Western, Southwestern, and East Coast regions of the United States.

From May to June 2007, our officers and directors met on several occasions and maintained ongoing and lengthy discussions with our legal and financial advisors, including our outside corporate counsel, regarding all potential strategic alternatives that may be available to us, including potential transactions with our majority stockholders, their affiliates or other third parties, including the potential merger or acquisition of us by those holders, affiliates or third parties, and/or their ability or interest to provide additional capital to or invest in our company, and alliances with entities willing to manage our assets, none of which provided a viable alternative at that time because these parties:

•	did not present us with any proposal for a potential transaction;

•	subsequently retracted their interest in us; and/or

•
demonstrated poor historical financial performance, or otherwise lacked established business operations or successful business strategies, and therefore did not demonstrate to the satisfaction of the board and officers their ability to obtain the necessary financing to complete a transaction or to manage our assets in a manner that would increase revenues or stockholder value in general.

In light of our continuing operating losses and outstanding debt, our Board of Directors, together with management, previously concluded that it had become necessary to redirect our company to address a changing competitive landscape.  Therefore, after extensive discussion, the Board of Directors directed senior management to analyze and review potential strategic transactions to raise capital, form strategic partnerships and/or identify mutual alliances in order to preserve our viability and to enhance stockholder value.

From June through October 2007, the Board of Directors and officers of the Company held informal meetings to discuss the possibility of transferring the LLC to a new company to be formed by Messrs. Doug Gravink and Gary Hewitt, who together held a majority of the Company’s outstanding common stock and, through their affiliates, were the holders of a significant portion of the Company’s debt.  At the meetings, the Board of Directors and officers considered a number of relevant financial and operational issues, including, among others:

•	a review of our results of operations and financial condition, including our recent operating losses;

•	our lack of any other viable financing or strategic transactions;

•	our declining cash balances;

•	the Board of Directors’ determination of the value of the LLC and its Business;

•	the Company and LLC’s outstanding obligations; and

•	the general economic downturn.

As a result of these considerations, the Board of Directors determined that a transaction with Messrs. Hewitt and Gravink presented the best opportunity for us and was in the best interests of us and our stockholders.  Therefore, the Board of Directors directed senior management to finalize the transactions.

In anticipation of a proposed transaction, the Company undertook several management and director changes.  On June 18, 2007, Stephen Weber resigned as a director of the Company.  Mr. Weber beneficially owns 200,000 shares of the Company’s common stock, held of record by Investment Capital Researchers, Inc. (“ICR”).

On June 22, 2007, John Beck also resigned as a director of the Company.  Mr. Beck owns 2,733,334 shares of the Company’s common stock, held as joint tenants with his wife.  Additionally, Mr. Beck is a creditor of the LLC, which has outstanding debts due and payable to Mr. Beck in the principal amount of $32,400.00 as of November 6, 2007.

On July 27, 2007, Gary Freeman and Lee Mendelson were both appointed as directors of the Company, while Doug Gravink (“Gravink”) and Gary Hewitt (“Hewitt”) each resigned as directors of the Company.

On August 10, 2007, we entered into option termination agreements with each holder of options to purchase common stock of the Company, including Gravink, Hewitt, John Genesi, the Chief Financial Officer of the Company, and Ray Gaytan, a director of the Company. Pursuant to the option termination agreements, all outstanding option grants were terminated.  At the time of termination, no portion of any option grant had vested or been exercised.

On September 20, 2007, Investor entered into a Contribution Agreement (the “Contribution Agreement”) with its members, including Gravink and Hewitt and certain of their affiliated entities.  Pursuant to the Contribution Agreement, Gravink and Hewitt each contributed 2,733,334 shares of the Company’s common stock (together, the “Contributed Shares”) to Investor in exchange for membership interests in Investor.  Following the closing, Investor held a total of 5,466,668 shares of Company common stock directly, or approximately 55.1% of our issued and outstanding shares.  Gravink and Hewitt each hold a 50% beneficial ownership interest in Investor through both direct and indirect ownership via their affiliates.  Gravink served as our Chief Executive Officer and Hewitt served as our President and Secretary until they each resigned on September 24, 2007.

Additionally, as part of the Contribution Agreement certain of Messrs. Gravink and Hewitt’s affiliates contributed promissory notes in the aggregate principal amount of $3,032,657.47 to Investor (the “Notes”).  Such promissory notes were issued by LLC, accrue interest at a rate of 8% per annum and are payable on demand of the holder.  Investor has not engaged in any line of business other than to hold the Contributed Shares and the Notes and has no other assets or liabilities other than its obligations pursuant to the Securities Exchange Agreement executed on November 1, 2007 and the expenses incurred in connection with each of the Contribution Agreement and the Securities Exchange Agreement.

On September 24, 2007, we appointed Eric Stoppenhagen as our Interim President and Secretary.  On September 27, 2007 we entered into a Consulting, Confidentiality and Proprietary Rights Agreement with Venor, Inc. (“Venor”), a company owned by Mr. Stoppenhagen.  Under the terms of the consulting agreement, Venor will perform certain consulting services for the Company with respect to, among other things, the provision of executive services (including, without limitation, the services of Mr. Eric Stoppenhagen, the Company's Interim President and Secretary) for a period of six months.

In September and October of 2007, our legal counsel negotiated the proposed Securities Exchange Agreement with Investor.

In September 2007, we retained Gemini Valuation Services LLC (“GVS”) to render an opinion to the Board of Directors that the proposed transactions (“Proposed Transactions”) viewed together, are fair, from a financial point of view, to the holders of our Common Stock. The Proposed Transactions call for (1) the Company to transfer ownership of LLC to Investor, (2) the Company to issue new shares to Investor in an amount that will increase Investor’s current equity holdings in Company of approximately fifty-five percent (55%) to approximately ninety-five percent (95%), (3) Investor to provide full indemnity to Company for LLC’s prior operations and liabilities, (4) LLC to assign $500,000 in debt to Company owed to Investor, (5) LLC to retain approximately $500,000 in debt owed to third parties and approximately $2.5 million in debt owed to Investor, and (6) the Company to seek to be acquired as a public shell subsequent to the transaction.

The Board of Directors retained GVS based upon GVS’s experience in the valuation of businesses and their securities in connection with recapitalizations and similar transactions.  GVS is a recognized valuation firm that is continually engaged in providing financial advisory services in connection with mergers and acquisitions, leveraged buyouts, business and securities valuations for a variety of regulatory and planning purposes, recapitalizations, financial restructurings, and private placements of debt and equity securities.

In October 2007, GVS advised the Board of Directors in a draft written opinion that, subject to customary limitations all of which are identified in GVS’s written opinion delivered to us and attached to this Information Statement as Appendix “D,” (i) the Proposed Transactions, viewed together, are fair, from a financial point of view, to the holders of our Common Stock.

On October 23, 2007, GVS delivered its written opinion to us.

On October 26, 2007, the Board of Directors held a special meeting to consider the LLC Transfer, the Securities Exchange Agreement and the transactions contemplated thereby.  In light of the Board of Directors’ earlier considerations, and considering our continuing losses, our expected losses in 2007 and 2008 and our current cash position, our Board of Directors determined that it would be in our best interests and in the best interests of our stockholders to pursue a transaction that would allow us to exit the real estate industry at a fair valuation, and provide us with the ability to successfully operate new businesses with significantly greater growth prospects than those we can reasonably expect from our current operations.  As such, after further negotiations and consultation with its legal and financial advisors, the Board of Directors approved the execution of the Securities Exchange Agreement subject to stockholder approval.

On November 1, 2007, we and Investor entered into the Securities Exchange Agreement which reflects the Proposed Transactions.

The Securities Exchange Agreement

The following brief description of the terms of the Securities Exchange Agreement contains summaries of certain provisions of the Securities Exchange Agreement.  This summary description contains all of the material terms of the Securities Exchange Agreement, however, this summary does not purport to replace the actual terms of that agreement, is not complete, and is qualified in its entirety by the full text of the Securities Exchange Agreement, which is incorporated into this Information Statement by reference and is attached as Appendix “B”.

LLC Transfer.  We will transfer to Investor, and Investor agrees to acquire from the Company, 100% of the membership interests of the LLC at the Closing (the “LLC Transfer”).  The LLC Transfer is intended to transfer all of the properties, rights, interests and other tangible and intangible assets necessary to enable the Investor to conduct the business of the Company in the manner in which such business is currently being conducted, and has been conducted prior to the Closing; provided, however, that the Company shall retain $5,000.00 in its bank account following the Closing.

           Issuance of Shares. We will issue and deliver to Investor, and Investor agrees to acquire from the Company, 79,311,256 shares of Common Stock at the Closing (the “Share Issuance” and together with the LLC Transfer, the “Transactions”).  Following the Share Issuance, Investor will own approximately 95% of our outstanding common stock.  Investor and the Company will enter into a Registration Rights Agreement between them at the Closing (the “Registration Rights Agreement”) pursuant to which the Investor will receive certain demand and piggyback registration rights with respect to the shares received in the Share Issuance.

Debt Assignment.  Prior to the Closing, $500,000 of the outstanding Notes shall be assigned from LLC as debtor to the Company as debtor (the “Assigned Debt”).

Assumption of Liabilities.  Investor has agreed that, upon the Closing, it shall assume all of the liabilities of both the Company and the LLC incurred prior to the Closing other than the Assigned Debt.

Indemnification for Liabilities. Subject to the terms and conditions contained in the Securities Exchange Agreement, each of Investor and Family Products LLC, a member of Investor, has agreed to indemnify the Company for any losses or damages it may incur related to or arising from the operation of the business or assets of the LLC prior to or following the Closing, other than the Assigned Debt, and any of the liabilities assumed by Investor at Closing.

Effective Time.  The LLC Transfer and Share Issuance will occur on the date and at the time of the Closing.  It is anticipated that the effective time of the LLC Transfer and issuance of the Shares will occur on or about [***20 days from mailing***].

Representations and Warranties.  These provisions of the Securities Exchange Agreement contain customary representations and warranties relating to, among other things:

•	organization and similar corporate matters;

•	authorization, execution, delivery, performance and enforceability of the Securities Exchange Agreement and related matters;

•	ownership of the properties, rights, interests and other tangible and intangible assets necessary to conduct the Business as currently conducted; and

•	issuance of the Shares and their exemption from registration under the Securities Act.

Covenants.  Company agreed to seek stockholder approval of the LLC Transfer by special meeting of stockholders.  Company and Investor each further agreed to use reasonable best efforts to cause to occur all conditions within its control in order to consummate the LLC Transfer.  Under the Securities Exchange Agreement, the Company further agreed, among other things, to prepare this Information Statement.  A majority of the Company’s stockholders, including Investor, submitted their written consent of stockholders on November 16, 2007.

Conditions of the LLC Transfer.  The respective obligations of the Company and Investor to consummate the Transactions are subject to certain conditions, or waiver of those conditions including, without limitation:

•	the truth and accuracy of the representations and warranties of Company and of Investor;

•	performance of all covenants by Company and Investor;

•	approval by the Company’s board and stockholders;

•	delivery of the Registration Rights Agreement;

•	the absence of any material adverse change in the Business; and

•	the amendment of the Company’s Certificate of Incorporation to change the name of the Company and to increase the number of authorized shares of Common Stock from 100,000,000 to 2,000,000,000.

Termination.  The Securities Exchange Agreement may be terminated, and the Transactions abandoned, at any time prior to the Closing by written mutual consent of the Company and Investor.

Effect of Termination.  If the Securities Exchange Agreement is terminated, it will become void and there shall be no liability or obligation on the part of any party hereto or their respective, subsidiaries, stockholders, directors, officers, employees, agents or other representatives.

Expenses.  Company and Investor will each pay all of their own costs and expenses incurred in connection with the transactions contemplated by the Securities Exchange Agreement, including, without limitation, all fees and expenses of attorneys, accountants and financial advisors.  However, in the event that the Transactions are commenced, at or prior to the Closing, the LLC will be required to pay all expenses, fees and other amounts incurred by the Company or the LLC with respect to the Securities Exchange Agreement and the Transactions.

Assignability.  Prior to closing, neither we nor Investor may assign any of our respective rights or delegate our respective duties under the Securities Exchange Agreement without the prior written consent of the other.

Accounting Treatment

The LLC Transfer is intended to be treated as a “disposition” in accordance with accounting principles generally accepted in the United States.

Material Federal Income Tax Consequences of the LLC Transfer to Company Stockholders

There are no tax consequences to the Company’s stockholders as a result of the Transactions.

Regulatory Approvals

The Company is not aware of any material governmental or regulatory approval required for completion of the Transactions, other than compliance with applicable corporate law of the State of Delaware and the applicable federal and state securities laws with respect to the Share Issuance.

Financial Statement Information

Our Annual Report on Form 10-KSB for the year ended December 31, 2006, originally filed with the Securities and Exchange Commission (“SEC”) on April 2, 2007, is attached to this Information Statement as Appendix “E,” and our Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2007, June 30, 2007 and September 30, 2007, are attached to this Information Statement as Appendix “F.”  Each of these appendices is incorporated herein by this reference.  We refer you to, and encourage you to review, the financial statements, the management’s discussion and analysis of financial condition and results of operations, and the qualitative and quantitative disclosures about market risk identified in each of the enclosed reports, as applicable.

Investor has not engaged in any line of business other than to hold the Contributed Shares and the Notes and has no other assets or liabilities other than its obligations pursuant to the Securities Exchange Agreement executed on November 1, 2007 and the expenses incurred in connection with each of the Contribution Agreement and the Securities Exchange Agreement.  Investor has no prepared financial statements or related disclosures.

Vote Required to Approve the Transactions

The approval of the Securities Exchange Agreement and the Transactions, and the amendment to our Certificate of Incorporation, required the affirmative vote of a majority of the shares of voting securities outstanding and entitled to vote.  On November 16, 2007, the action to approve the foregoing was approved by written consent of holders representing approximately 82.64% of the outstanding shares of our common stock.  As such, no vote or further action of the stockholders of the Company is required.  You are hereby being provided with notice of the approval of the Securities Exchange Agreement and the Transactions, and the amendment to our Certificate of Incorporation, by less than unanimous written consent of our stockholders.

OPINION OF FINANCIAL ADVISORS

We retained Gemini Valuation Services LLC (“GVS”) to render an opinion to the Board of Directors that the proposed transactions (“Proposed Transactions”) viewed together, are fair, from a financial point of view, to the holders of our Common Stock. The Proposed Transactions call for (1) the Company to transfer ownership of LLC to Investor, (2) the Company to issue new shares to Investor in an amount that will increase Investor’s current equity holdings in Company of approximately fifty-five percent (55%) to approximately ninety-five percent (95%), (3) Investor to provide full indemnity to Company for LLC’s prior operations and liabilities, (4) LLC to assign $500,000 in debt to Company owed to Investor, (5) LLC to retain approximately $500,000 in debt owed to third parties and approximately $2.5 million in debt owed to Investor, and (6) the Company to seek to be acquired as a public shell subsequent to the transaction.

The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description.  The following is a brief summary and general description of the valuation methodologies utilized by GVS.  The summary contains all of the material portions of the opinion but does not purport to be a complete statement of the analyses and procedures applied, the judgments made or the conclusion reached by GVS or a complete description of its presentation.  GVS believes, and so advised the Board of Directors, that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it, without considering all factors and analyses, could create an incomplete view of the process underlying its analyses and opinions.

The Board of Directors retained GVS based upon GVS’s experience in the valuation of businesses and their securities in connection with recapitalizations and similar transactions.  GVS is a recognized valuation firm that is continually engaged in providing financial advisory services in connection with mergers and acquisitions, leveraged buyouts, business and securities valuations for a variety of regulatory and planning purposes, recapitalizations, financial restructurings, and private placements of debt and equity securities.  As compensation to GVS for its services in connection with the Proposed Transactions, we agreed to pay GVS an aggregate fee of $40,000 in addition to GVS’s related expenses.  No portion of GVS’s fee is contingent upon the successful completion of the Proposed Transactions, or any other related transaction, or the conclusions reached in the GVS opinion.  No limitations were imposed by the Board of Directors on GVS with respect to the investigations made or procedures followed by them in rendering its opinion.

In October 2007, GVS advised the Board of Directors, and on October 23, 2007, delivered its written opinion to the effect that, as of the date of such opinion, subject to the limitations described therein, the Proposed Transactions, viewed together, are fair, from a financial point of view, to the holders of our common stock.

The full text of GVS’s opinion, which describes among other things the assumptions made, general procedures followed, matters considered and limitations on the review undertaken by GVS in rendering its opinion is attached to this Information Statement as Appendix “D” and is incorporated herein by reference.  The summary of the GVS opinion in this information statement is qualified in its entirety by reference to the full text of the GVS opinion.  You are urged to read GVS’s opinion in its entirety.

The GVS opinion does not address our underlying business decision to effect the Proposed Transactions and does not constitute a recommendation to any of our stockholders as to whether they should accept the related exchange under the Proposed Transactions.  The GVS opinion does not address the relative merits of the Proposed Transactions as compared to any alternative business transaction that might be available to Company stockholders, nor does it address the underlying business decision of the Company to engage in the Proposed Transactions. We did not ask GVS to consider, and the GVS opinion does not address, the tax consequences of the Proposed Transactions to any particular stockholder of the Company.

In arriving at its fairness opinion, among other things, GVS did the following:

1.	reviewed and analyzed the terms of the Proposed Transaction;

2.
reviewed and analyzed available historical business and financial information relating to Landbank, including (i) audited and unaudited financial statements for the fiscal years ended December 31, 2005 and December 31, 2006;

3.	reviewed and analyzed the inventory of properties currently owned by Landbank;

4.	reviewed and analyzed publicly-traded companies reasonably comparable to Landbank;

5.	reviewed and analyzed the industry in which Landbank operates;

6.	conversed with the management team of Landbank regarding, amongst other things, the history of the company, the Proposed Transaction, and the outlook of the Company; and

7.	conducted such other studies, analyses and inquiries as it deemed appropriate for purposes of its opinion.

Analysis

GVS used several methodologies to assess the fairness, from a financial point of view, of the consideration to be received by us in connection with the Proposed Transactions as they may be viewed together.  These methodologies provided an estimate as to the aggregate enterprise value of the Business, and of our operations on a going-forward basis.  The following is a summary of the material financial analyses used by GVS in connection with providing its opinion.  This summary is qualified in its entirety by reference to the full text of such opinion, which is attached as Appendix “D” to this Information Statement.  You are urged to read the full text of the GVS opinion carefully and in its entirety.

Income Approach

GVS used the income approach valuation methodology in order to determine the estimated market value of the Business.  The analyses required studies of the overall market, economic and industry conditions in which the Business operates and the historical operating results of the Business.  To analyze the cash flow potential of the Company’s current real estate holdings, GVS conducted three separate sensitivity analyses utilizing different variables with certain assumptions held constant.  Under each scenario, the Company had no equity value after consideration of debt servicing expenses.

Market Analysis

GVS also conducted a market analysis to develop an indication of value for the Company; however, the market is highly fragmented and is composed primarily of privately held regional players; accordingly, GVS identified only one public comparable company.  Due to the limited and negative financial results, as well as the lack of reasonable trading metrics, GVS was unable to utilize that comparable company to develop valuation metrics for the Company.

Stock Performance

Additionally, GVS analyzed the Company’s stock performance to develop indications of value; but an indication of value could not be accurately determined due the stock’s highly volatile prices, ranging from $0.01 to $0.20, coupled with minimal and inconsistent trading volumes; within the past thirty days the Company’s stock volume averaged 1,609 shares per day while trading only 31% of the total trading days; this is not a new trend as the stock’s volume averaged 624 shares per day while trading only 13% of the total trading days over the past twelve months.

Sale of a Public Shell

GVS also analyzed the value the Company’s stockholders stood to gain post-transaction if the Company was sold as a public shell.  In a situation where the Company is sold as a public shell, the equity stockholders could receive cash as well as retain some equity; based on average prices this could equate to $12,500 in cash and 0.38% in equity retention.  Although the cash proceeds and the equity retention in the public shell are of minimal value, the value is nevertheless greater than equity holders current value of zero.

Conclusion

GVS’s opinion is based on the conditions and prospects, financial and otherwise, of the Company as it was been represented to them as of the date of their opinion or as they were reflected in the materials and discussions described above.  In rendering its opinion, GVS has assumed and relied upon, without assuming any responsibility for or independently verifying, the accuracy and completeness of all information supplied or otherwise made available to them by us. GVS further relied upon the assurances of representatives of our management that they are unaware of any facts that would make the information provided to GVS incomplete or misleading in any material respect. With respect to projected financial and operating data, GVS assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the managements and staffs of the Company, respectively, relating to the future financial and operational performance of the Company. GVS did not make an independent evaluation or appraisal of the assets or liabilities of the Company.  In addition, GVS did not assume any obligation to conduct, nor did GVS conduct any physical inspection of our properties or facilities. GVS also assumed that the Proposed Transactions will be consummated in accordance with the stated terms without waiver of any of the conditions precedent to the Proposed Transactions. GVS did not participate in the discussions concerning the Proposed Transactions among the Company and its representatives.

The summary set forth above describes the material points of more detailed analyses performed by GVS in arriving at its fairness opinion.  The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and application of those methods to the particular circumstances and is therefore not readily susceptible to summary description.  In arriving at its opinion, GVS made qualitative judgments as to the significance and relevance of each analysis and factor.  Accordingly, GVS believes that its analyses and summary set forth herein must be considered as a whole and that selecting portions of its analyses, without considering all analyses and factors, or portions of this summary, could create an incomplete view of the processes underlying the analyses set forth in GVS’s fairness opinion.  In its analysis, GVS made numerous assumptions with respect to us, the Business, the Proposed Transactions, industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the respective entities.  The estimates contained in such analyses are not necessarily indicative of actual values or predictive of future results or values, which may be more or less favorable than suggested by such analyses. Additionally, analyses relating to the value of businesses or securities are not appraisals. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty.

AVAILABLE INFORMATION

Please read all the sections of this Information Statement carefully.  We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (“Exchange Act”) and in accordance therewith, file reports, Information Statements and other information with the Commission.  These reports, Information Statements and other information filed by us with the SEC may be inspected without charge at the public reference section of the SEC at Judiciary Plaza, 100 F Street, N.E., Washington, DC 20549.  Copies of this material also may be obtained from the SEC at prescribed rates.  The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC.  Copies of these materials may be obtained from the SEC’s website at http://www.sec.gov.

INCORPORATION OF INFORMATION BY REFERENCE

The following documents, which are on file with the Commission (Exchange Act File No. 000-52315) are incorporated in this Information Statement by reference and made a part hereof:

(i)	Annual Report on Form 10-KSB, for the fiscal year ended December 31, 2006.

(ii)	Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2007, June 30, 2007 and September 30, 2007.

(iii)	Current Reports on Form 8-K filed November 21, 2007, November 7, 2007, September 28, 2007, September 18, 2007, August 16, 2007, July 30, 2007 and June 22, 2007.

All documents filed by us with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the effective date hereof shall be deemed to be incorporated by reference in this Information Statement and shall be a part hereof from the date of filing of such documents.  Any statement contained in a document incorporated by reference in this Information Statement and filed with the Commission prior to the date of this Information Statement shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein, or in any other subsequently filed document which is deemed to be incorporated by reference herein, modifies or supersedes such statement.  Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

The Company will provide without charge to each person to whom this Information Statement is delivered, upon written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits to such documents, unless such exhibits are specifically incorporated by reference into such documents).  Written requests should be directed to us at 7030 Hayvenhurst Ave., Van Nuys, California 91406. Telephone requests should be directed to us at (949) 903-0468.

LANDBANK GROUP, INC.
Van Nuys, California
[***], 2007

APPENDIX A

CERTIFICATE OF AMENDMENT TO THE
CERTIFICATE OF INCORPORATION OF

LANDBANK GROUP, INC.

Landbank Group, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

I.           The Board of Directors of the Corporation, at a meeting duly held on October 26, 2007, has duly adopted resolutions proposing and declaring advisable the following amendments to the Corporation’s Certificate of Incorporation (together, the “Amendment”):

a.	Article One is hereby amended to read as follows:

“The name of the Corporation is Trist Holdings, Inc.”

b.           Article Five is hereby amended to read as follows:

“The Corporation shall be authorized to issue Two Billion (2,000,000,000) shares of common stock, par value $0.0001 per share.”

II.           That thereafter, a majority of the outstanding stock entitled to vote thereon, acting by written consent in accordance with Section 228 of the General Corporation Law of the State of Delaware, approved the amendment.

III.           That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by Eric Stoppenhagen, its Interim President & Secretary, this ___ day of [***], 2007.

By:
Name:   Eric Stoppenhagen
Title:     Interim President & Secretary

APPENDIX B

SECURITIES EXCHANGE AGREEMENT

THIS SECURITIES EXCHANGE AGREEMENT (this “Agreement”) is made and entered into as of this 1st day of November, 2007, by and among Landbank Group, Inc., a Delaware corporation (the “Company”), located at 7030 Hayvenhurst Ave., Van Nuys, CA 91406-3801, Landbank Acquisition LLC, a California limited liability company (the “Investor”), located at 7030 Hayvenhurst Ave., Van Nuys, CA 91406-3801, and Family Products LLC, a California limited liability company, located at 7030 Hayvenhurst Ave., Van Nuys, CA 91406-3801 (“FPLLC”) (for purposes of providing indemnification pursuant to Section 8 and the acknowledgement of Section 9.13 only).  Each of the Company and Investor are referred to individually herein as a “Party,” and collectively, as the “Parties.”

RECITALS:

A.  Landbank LLC, a wholly-owned subsidiary of the Company (the “LLC”), has previously issued those certain Promissory Notes in the aggregate principal amount of $3,032,657.47 (the “Initial Notes”), which were assigned to Investor as holder thereof on September 20, 2007.

B.  The LLC desires to transfer to the Company, and the Company desires to assume and acquire, $500,000.00 of debt under the Initial Notes (the “Assigned Debt”), leaving the remaining principal and interest due and owing to Investor pursuant to the remaining Initial Notes (such remaining promissory notes shall be referred to herein as the “Remaining Notes,” and the transfer by LLC hereunder shall be referred to as the “Note Transfer”).

C.  The Investor desires to obtain from the Company, and the Company desires to deliver to the Investor, shares of Common Stock of the Company, par value $0.0001 per share (the “Common Stock”), and 100% of the membership interests (the “Interests”) of the LLC (the “Share and Interest Transfer”).

D.  The Company desires to obtain from Investor, and Investor desires to deliver to the Company, the obligation to defend, indemnify and hold harmless the Company and its designees from any and all claims arising from or as a result of the business operations or assets of the LLC (the “Indemnification,” and together with the Note Transfer and Share and Interest Transfer, the “Transactions”).

E.  The Company has obtained a fairness opinion from Gemini Valuation Services, LLC stating that the Transactions contemplated by this Agreement are fair to the Company and its stockholders from a financial point of view (the “Fairness Opinion”).

F.  The Parties desire to set forth in this Agreement the terms and conditions applicable to the Transactions.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants contained herein, the Parties agree as follows:

1.  Issuance and Delivery of Common Stock; Transfer of Interests.

1.1  The Company has authorized and hereby agrees to (i) issue and deliver to Investor, and Investor agrees to acquire from the Company, 79,311,256 shares of Common Stock; and (ii) transfer to Investor, and Investor agrees to acquire from Company, 100% of the Interests.  The shares of Common Stock to be issued pursuant to the terms hereof are referred to as the “Shares”.  The Shares, together with the shares of Common Stock owned by Investor prior to Closing, shall represent 95% of the Fully Diluted Capital Stock immediately following the Closing.  For purposes of this Agreement, “Fully Diluted Capital Stock” shall mean the Company’s issued and outstanding shares of Common Stock, assuming the conversion or exercise of all outstanding securities convertible into or exercisable for shares of Common Stock.

1.2  Closing and Delivery.

1.2.1  Closing.  The issuance of the Shares and the transfer of the Interests shall occur as soon as reasonably practicable following the satisfaction or waiver of all conditions to closing described in Section 5 below.  The closing of such respective issuance and transfer is referred to herein as the “Closing,” and the date of the Closing is referred to herein as the “Closing Date.”  The Closing shall be held at the offices of the Company first set forth above.

1.2.2  Deliveries by Investor.  At the Closing, the Investor shall (a) surrender to the Company the Initial Notes so that such notes can be cancelled and reissued by the Company to represent the Assigned Debt and the Remaining Notes; and (b) deliver an executed signature page to the Registration Rights Agreement between the Company and Investor in the form attached hereto as Exhibit A (the “Registration Rights Agreement”).

1.2.3  Deliveries by Company.  At the Closing, the Company shall (a) deliver to the Investor an assignment and assumption of Assigned Debt (the “Assignment”) executed by the LLC (as assignor) and Company (as assignee), and/or a replacement note to represent and evidence the Assigned Debt to document the Note Transfer, (b) deliver to the Investor a certificate evidencing the Shares acquired at the Closing, (c) deliver an executed signature page to the Registration Rights Agreement, and (d) deliver to the Investor a certificate evidencing the Interests transferred at the Closing or otherwise deliver an assignment of interests in a form reasonably acceptable to Investor in order to adequately document the transfer of the Interests to the Investor.

1.3  Assumption of Liabilities.  Subject to the provisions of this Agreement, the Investor agrees that upon transfer of the Interests on the Closing Date, it shall assume, pay, satisfy, discharge, perform and fulfill, to the extent not paid, satisfied, performed, discharged or fulfilled by the Company on or before the Closing Date or the LLC following the Closing Date, all of the Liabilities of the Company and/or the LLC arising out of, or relating to, periods, events, or occurrences happening prior to the Closing (the “Assumed Liabilities”) other than the Assigned Debt.  “Liabilities” shall mean any direct or indirect liability, indebtedness, obligation, commitment, expense, claim, deficiency, deferred income, guaranty, or endorsement of or by any person or entity of any type, whether accrued, absolute, contingent, matured, unmatured or otherwise.

2.  Representations and Warranties of the Company.  The Company hereby represents and warrants to the Investor that:

2.1  Status.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.  The LLC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of California and has all requisite limited liability company power and authority to carry on its business as now conducted and as proposed to be conducted. The Interests constitute all of the issued and outstanding membership interests and economic interests in the LLC.

2.2  Power.  The Company has all requisite power and authority to accept, execute and deliver this Agreement, to issue the Shares, to transfer the Interests, to except, execute and deliver the Assignment, and to carry out the provisions of this Agreement.

2.3  Approvals.  All action on the part of the Company, its Board of Directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder, the authorization, issuance, sale and delivery of the Shares hereunder, the transfer and delivery of the Interests, and the authorization, execution and deliver of the Note Transfer have been taken (other than approval by the Company’s stockholders, which is a condition to Closing), and this Agreement, the Registration Rights Agreement and the Remaining Notes constitute valid and legally binding obligations of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

2.4  Exemption from Registration; Valid Issuances.  Subject to the accuracy of each of the Investor’s representations in Section 3, the issuance of the Shares and the transfer of the Interests and delivery of the Replacement Note will not require registration under the Securities Act of 1933, as amended (the “Securities Act”) or any applicable state securities law.  The Shares, when issued and delivered in accordance with the terms of this Agreement, shall be duly and validly issued, fully-paid and non-assessable shares of Common Stock, free of all liens, claims, encumbrances, preemptive rights, rights of first refusal and restrictions on transfer, except as imposed by applicable securities laws or this Agreement.  The Interests shall be free of all liens, claims, encumbrances, preemptive rights, rights of first refusal and restrictions on transfer, except as imposed by applicable securities laws or this Agreement.

2.5       Business of LLC.  All of the properties, rights, interests and other tangible and intangible assets necessary to enable the Investor to conduct the business of the Company in the manner in which such business is currently being conducted, and has been conducted prior to the Closing, are owned by and in the name of the LLC; provided, however, that the Company shall retain $5,000.00 in its bank account following the Closing.

3.  Representations and Warranties of the Investor.  The Investor hereby represents and warrants to the Company that:

3.1  Status.  The Investor is duly organized, validly existing and in good standing under the laws of the state of California, and has the power to own and operate its properties, to carry on its business as now conducted and to enter into and to perform its obligations under this Agreement.

3.2  Power and Authority.  The Investor has the full legal right, power and authority to enter into and perform its obligations under this Agreement.  The execution and delivery of this Agreement and the performance by the Investor of its obligations hereunder are within the powers of the Investor and have been duly authorized by all necessary action properly taken and the Investor has received all necessary governmental approvals, if any, that are required.  The person executing this Agreement is duly authorized to act on behalf of the Investor.

3.3  Validity and Binding Effect.  This Agreement constitutes the valid and legally binding obligation of the Investor, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.4  Investment.  The Investor has been advised that the Shares will not be registered under the Securities Act nor qualified under any state securities law, on the ground that no distribution or public offering of the Shares is to be effected, and that in this connection the Company is relying in part on the representations of the Investor set forth in this Section 3.  The Investor represents that:

3.4.1  Investment Intent.  The Investor is acquiring the Shares solely for its own account, for investment purposes only, and with no present intention of distributing, selling or otherwise disposing of the Shares.

3.4.2  Economic Risk.  The Investor is able to bear the economic risk of an investment in the Shares acquired by it or to be acquired by it pursuant to this Agreement and can afford to sustain a total loss on such investment.

3.4.3  Sophistication.  The Investor (i) has a preexisting business relationship with the Company or its officers and/or directors, and (ii) is an experienced and sophisticated investor, is able to fend for itself in the transactions contemplated by this Agreement, and has such knowledge and experience in financial and business matters that it is capable of evaluating the risks and merits of acquiring the Shares. The Investor has had, during the course of this transaction and prior to its purchase of the Shares the opportunity to ask questions of, and receive answers from, the Company and its management concerning the Company and the terms and conditions of this Agreement.  The Investor hereby acknowledges that it has received all such information as it considers necessary for evaluating the risks and merits of acquiring the Shares and for verifying the accuracy of any information furnished to it or to which he had access.

3.4.4  Accredited Investor.  The Investor is an “accredited investor” for purposes of Regulation D promulgated by the Securities and Exchange Commission (the “Commission”) under the Securities Act.

3.5  Transfer Restrictions.  The Investor understands the restrictions on resale and transfer of the Shares imposed upon the Investor pursuant to Section 4 of this Agreement, and will abide by such resale and transfer restrictions.

3.6  Legend.  The Investor understands that a legend in substantially the following form will be placed on the certificates representing the Shares (if any):

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, HAVE BEEN TAKEN FOR INVESTMENT, AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED.”

4.  Restrictions on Transfer.

4.1  Securities Law Compliance.  The Investor hereby agrees that none of the Shares shall be sold, transferred, assigned, pledged, hypothecated or otherwise disposed of unless and until one of the following events shall have occurred:

4.1.1  Such securities are disposed of pursuant to and in conformity with an effective registration statement filed with the Commission pursuant to the Securities Act or pursuant to Rule 144 of the Commission thereunder; or

4.1.2  The Company shall have received a written opinion of counsel reasonably acceptable to the Company (which may be counsel for the Company) to the effect that the proposed transfer is exempt from the registration and prospectus delivery requirements of the Securities Act.

As a further condition to any such disposition and to the Company’s obligation to register any such disposition, so long as the legend set forth above will appear on the stock certificate resulting from such transfer, the Company may require, as a condition to such transfer, that the contemplated transferee furnish the Company with an investment letter in form and substance reasonably satisfactory to the Company and its counsel.

4.2       Registration Rights.  The Investor shall receive certain registration rights in connection with the issuance of the Shares in accordance with the terms and conditions of the Registration Rights Agreement.

5.  Conditions to Closing.

5.1  Conditions to the Obligations of Investor.  The obligations of the Investor to acquire the Shares and Interests pursuant to the terms of this Agreement at the Closing and the other obligations of the Investor under this Agreement are subject to the satisfaction as of the Closing of the following conditions, any of which may be waived in writing in whole or in part by the Investor:

5.1.1  Representations and Warranties.  The representations and warranties of the Company shall be true and correct in all material respects (except for representations and warranties that contain qualifications as to materiality, which shall be true and correct in all respects) at and as of the date when made and as of the Closing Date as though made at that time, and the Investor shall have received a certificate attesting thereto from the Company signed by a duly authorized officer of the Company.

5.1.2  Board Approval.  The Company shall have delivered to the Investor a resolution of a majority of the Board of Directors of the Company, including a majority of members of the Board of Directors of the Company who do not have an interest in the transactions contemplated by this Agreement, approving the transactions contemplated by this Agreement.

5.1.3  Stockholder Approval.  This Agreement and the Transactions shall have been duly and validly approved by the requisite vote or consent of Company’s stockholders.

5.1.4  Amendment to Certificate of Incorporation.  The Company shall have amended its certificate of incorporation to (i) change its name from “Landbank Group, Inc.” to another name reasonably acceptable to Investor, which name shall not include the word “Landbank” or any variation thereof, and (ii) increase the number of shares of authorized common stock from 100,000,000 to 2,000,000,000.

5.1.5  Deliveries of the Company.  At the Closing, the Company shall have delivered or caused to be delivered to Investor those deliveries required to be delivered at Closing pursuant to Section 1.2.3 along with a certificate executed by the President of the Company, dated the Closing Date, certifying (1) the resolutions of Company’s Board of Directors and stockholders approving and authorizing the execution, delivery and performance of the Agreement and the other transaction documents to which the Company is a party, (2) the certificate of incorporation of the Corporation, as amended hereunder, and (3) the satisfaction of the closing conditions contained in this Section 5.1.

5.1.6  Expenses.  At or prior to the Closing, the LLC shall have paid all expenses, fees and other amounts incurred by the Company or the LLC with respect to this Agreement and the Transactions contemplated herein.  Additionally, the LLC shall transferred cash to the Company’s bank account such that its balance is at least $5,000.00.

5.1.7  No Material Adverse Change.  No material adverse change shall have occurred to, and no event or circumstance shall have occurred that could reasonably be expected to cause a material adverse change to, the LLC’s financial condition or businesses since the date of the Agreement.

5.2  Conditions to the Obligations of the Company.  The obligations of the Company to issue the Shares and transfer the Interests pursuant to the terms of this Agreement at the Closing and the other obligations of the Company under this Agreement are subject to the satisfaction as of the Closing of the following conditions, any of which may be waived in writing in whole or in part by the Company:

5.2.1  Representations and Warranties.  The representations and warranties of the Investor shall be true and correct in all material respects (except for representations and warranties that contain qualifications as to materiality, which shall be true and correct in all respects) at and as of the date when made and as of the Closing Date as though made at that time, and the Company shall have received a certificate attesting thereto from the Investor signed by a duly authorized officer of the Investor.

5.2.2  Stockholder Approval.  This Agreement and the Transactions shall have been duly and validly approved by the requisite vote or consent of Company’s stockholders.

5.2.3  Deliveries of the Investor.  At the Closing, the Investor shall have delivered or caused to be delivered to Investor those deliveries required to be delivered at Closing pursuant to Section 1.2.2 along with a certificate executed by a Manager of the Investor, dated the Closing Date, certifying the satisfaction of the closing conditions contained in this Section 5.2.

6.  Additional Agreements.

6.1  Stockholder Approval.

6.1.1  As soon as practicable after the date of this Agreement, and in no event later than fifteen (15) business days after the date hereof, the Company shall prepare and cause to be filed with the Commission a proxy statement pursuant to Rule 14a-3 promulgated under Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (together with any amendments or supplements thereto, the "Proxy Statement") in connection with the approval and adoption of this Agreement and the Transactions.  The Proxy Statement shall include a statement that Company's Board of Directors has approved this Agreement, determined that this Agreement and the Transactions are in the best interests of Company's stockholders and recommends that Company's stockholders vote in favor thereof, and Company shall use its commercially reasonable efforts to solicit such votes from its stockholders. The Proxy Statement shall comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated thereunder.  Company shall immediately advise Investor if the Proxy Statement, including any amendments or supplements thereto, at the time filed with the Commission, as of the date of mailing to the stockholders of Company or at any other time, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statement therein, in light of the circumstances under which they are made, not misleading.  Company shall respond promptly to any comments of the Commission or its staff with respect thereto and use its best efforts to have the Proxy Statement cleared by the Commission as soon as practicable after its filing. Company shall also promptly furnish to Investor copies of any correspondence received from the Commission, and shall permit representatives of the Investor to attend any telephone calls with the Commission that discuss comments made by its staff. As soon as practicable after clearance by the Commission of the Proxy Statement, Company shall mail the Proxy Statement to its stockholders. In addition, Company shall take all action necessary in accordance with applicable Laws and its charter to duly call, give notice of, convene and hold a meeting of its stockholders as soon as practicable solely to consider and approve this Agreement and the Transactions.

6.1.2  In the event that prior to the Company’s filing of the Proxy Statement, Company receives authorization by written consent from that number of holders of its capital stock necessary to approve this Agreement and the Transactions, then notwithstanding the provisions of this Section 6.1 to the contrary, as soon as practicable after the date of this Agreement, and in no event later than fifteen (15) business days after the date hereof, Company shall prepare and cause to be filed with the Commission an information statement pursuant to Rule 14(c) promulgated under Section 14A of the Exchange Act (together with any amendments or supplements thereto, the "Information Statement") in connection with the approval and adoption of this Agreement and the Transactions, and shall take all other actions necessary and consistent with the provisions of this Section 6.1, with respect to the Information Statement.

6.1.3  As promptly as practicable, Company shall properly prepare and file any other filings required under the Securities Act, the Exchange Act or any other Laws (including, without limitation, state securities and "blue sky" laws) relating to the Transactions contemplated by this Agreement (collectively, "Other Filings").

6.1.4  Company shall provide copies of drafts of the Proxy Statement or the Information Statement, as the case may be, to Company at least two (2) business days prior to the date of filing of such document with the Commission (including with respect to each amendment or supplement thereto) so as to allow Investor to review and comment on such documents. Such review shall not be deemed a review by Investor as to whether the Company has properly complied with Commission rules or regulations. Prior to the filing of the Proxy Statement or the Information Statement, as the case may be, with the Commission, the Company shall consider in good faith any comments made by, or changes requested by, Investor.

6.2  The Company shall take such actions, do such things, execute and deliver such other documents, instruments or agreements, and make such filings as may be necessary or desirable in order to obtain the approval of the Company’s stockholders as described herein.

7.  Termination.

7.1  Termination Events.  This Agreement may be terminated at any time prior to the Closing by mutual written consent of the Company and the Investor.

7.2  Effect of Termination.  Upon termination of this Agreement as provided in Section 7.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of any party hereto or their respective, subsidiaries,  stockholders, directors, officers, employees, agents or other representatives.

8.  Indemnification.

8.1  Each of Investor and FPLLC (the “Indemnifying Parties”) shall defend, hold harmless and indemnify each of the Company Indemnitees from and against, and shall compensate and reimburse each of the Company Indemnitees for, any Damages that are directly or indirectly suffered or incurred by any of the Company Indemnitees or to which any of the Company Indemnitees may otherwise become subject at any time (regardless of whether or not such Damages relate to any third party claim) and that arise directly or indirectly from or as a direct or indirect result of, or are directly or indirectly connected with (i) the operation of the business or assets of the LLC prior to or following the Closing, but not including any Damages arising from the Assigned Debt which shall remain an obligation of the Company following the Closing, (ii) any breach of any representation or warranty or covenant made by the Investor in this Agreement and (iii) the Assumed Liabilities excluding the Assigned Debt.  “Company Indemnitees” shall mean (a) the Company; (b) the Company’s officers, directors, stockholders, and other current and future affiliates; and (c) the respective successors and assigns of the persons and entities referred to in clauses “(a)” and “(b)” above.  “Damages” shall include any direct damage, injury, liability, claim, demand, settlement, judgment, award, fine, penalty, tax, fee (including any reasonable legal fee, expert fee, accounting fee or advisory fee), charge, cost (including any cost of investigation) or expense of any nature; but shall specifically exclude any special, incidental, consequential, lost profits, indirect, punitive, or exemplary damages.

8.2  If any Damages or alleged Damages shall be brought against any Company Indemnitee in respect of which such Company Indemnitee may be indemnified under this Section 8 by Indemnifying Parties, such Company Indemnitee shall promptly notify the Indemnifying Parties in writing.  The Indemnifying Parties at their option may assume the defense of any action in respect of which it has acknowledged its obligation to indemnify such Company Indemnitee under this Section 8.  If any Indemnifying Party assumes the defense of any action, such Company Indemnitee shall not be liable for any settlement thereof without its consent (but such consent will not be unreasonably withheld).  If any Indemnifying Party assumes the defense of any such action, such Company Indemnitee shall have the right to employ separate counsel in such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be paid by such Company Indemnitee unless there exists a conflict between the positions of the Indemnifying Party and of such Company Indemnitee in conducting the defense of such action or that there may be legal defenses available to such Company Indemnitee different from or in addition to those which counsel to the Indemnifying Party would be able to raise, in which event the reasonable fees and expenses of such counsel shall be paid by the Indemnifying Party.

8.3  Contribution.  If the indemnification from the Indemnifying Parties provided for in this Section 8 is unavailable to a Company Indemnitee hereunder in respect of any Damages referred to therein, then the Indemnifying Parties, in lieu of indemnifying such Company Indemnitee, shall contribute to the amount paid or payable by such Indemnifying Parties as a result of such Damages in such proportion as is appropriate to reflect the relative fault of the Indemnifying Parties and Company Indemnitees in connection with the actions which resulted in such Damages, as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Parties and Company Indemnitees shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Company Indemnitee, and the parties intent, knowledge, access to information and opportunity to correct or prevent such action.  The amount paid or payable by a party as a result of the Damages shall be deemed to include any reasonable legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. No Company Indemnitee guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

9.  Miscellaneous.

9.1  Notices.  Any and all notices, elections or demands permitted or required to be made under this Agreement shall be in writing, signed by the party giving such notice, election or demand and shall be delivered personally, telecopied, or sent by certified mail or overnight via nationally recognized courier service (such as Federal Express), to the other party at the address set forth in the introductory paragraph to this Agreement or at such other address as may be supplied in writing and of which receipt has been acknowledged in writing.  The date of personal delivery or telecopy or two (2) business days after the date of mailing (or the next business day after delivery to such courier service), as the case may be, shall be the date of such notice, election or demand.

9.2  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES OF SUCH STATE.

9.3  Submission to Jurisdiction; Venue.  The Parties hereto expressly acknowledge and agree that the exclusive forum for the resolution of disputes hereunder shall be the courts located in Los Angeles, California, and waive any objection thereto on the basis of personal jurisdiction or venue.

9.4  Further Assurances.  Whether or not specifically required under the terms of this Agreement, each party hereto shall execute and deliver such documents and take such further actions as shall be necessary in order for such party to perform all of his or its obligations specified herein or reasonably implied from the terms hereof.

9.5  Amendment.  This Agreement may not be amended or any provision hereof waived in whole or in part, except by a written amendment signed by the Company and the Investor.

9.6  Successors and Assigns.  Whenever in this Agreement one of the parties hereto is named or referred to, the heirs, legal representatives, successors, successors-in-title and assigns of such parties shall be included, and all covenants and agreements contained in this Agreement by or on behalf of the Company or by or on behalf of an Investor shall bind and inure to the benefit of their respective heirs, legal representatives, successors-in-title and assigns, whether so expressed or not.

9.7  Assignability.  Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the Investor, without the prior written consent of each other party.

9.8  Entire Agreement.  This Agreement constitutes the entire agreement and understanding of the parties in respect of its subject matters and supersedes all prior understandings, agreements, or representations by or between the parties, written or oral, to the extent they relate in any way to the subject matter hereof.

9.9  Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed as original but all of which together shall constitute one and the same instrument.

9.10    Severability.  The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

9.11    Article and Section Headings, Defined Terms.  Numbered and titled article and section headings and defined terms are for convenience only and shall not be construed as amplifying or limiting any of the provisions of this Agreement.

9.12    Expenses. Each party shall bear its own costs and expenses incurred in connection with the preparation, execution and performance of this Agreement and the transactions contemplated hereunder including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants.

9.13    Independent Counsel; Interpretation.  THE INVESTOR AND FPLLC  HEREBY EXPRESSLY REPRESENT, ACKNOWLEDGE AND CONFIRM THAT THEY UNDERSTAND THAT STUBBS ALDERTON & MARKILES, LLP HAS REPRESENTED THE COMPANY ONLY IN THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND THAT THEY HAVE BEEN ADVISED TO SEEK AND OBTAIN LEGAL ADVICE FROM INDEPENDENT COUNSEL REPRESENTING THEIR INTERESTS WITH RESPECT TO THIS AGREEMENT, THAT THEY HAVE HAD THE FULL RIGHT AND OPPORTUNITY TO CONSULT WITH SUCH COUNSEL, THAT THEY HAVE AVAILED THEMSELVES OF THIS RIGHT AND OPPORTUNITY, THAT THEY HAVE CAREFULLY READ AND FULLY UNDERSTANDS THIS AGREEMENT IN ITS ENTIRETY, THAT THEY ARE FULLY AWARE OF THE CONTENTS HEREOF AND THE MEANING, INTENT AND LEGAL EFFECT OF THIS AGREEMENT, AND THAT THEY HAVE EXECUTED THIS AGREEMENT FREE FROM COERCION, DURESS OR UNDUE INFLUENCE.  SPECIFICALLY, BY SIGNING THIS AGREEMENT, INVESTOR AND FPLCC UNDERSTAND, AND HEREBY ACKNOWLEDGE AND CONFIRM, THAT THEY MAY BE GIVING UP SIGNIFICANT LEGAL RIGHTS.  SHOULD ANY PROVISION OF THIS AGREEMENT REQUIRE JUDICIAL INTERPRETATION, IT IS AGREED THAT A COURT INTERPRETING OR CONSTRUING THE SAME SHALL NOT APPLY A PRESUMPTION THAT THE TERMS HEREOF SHALL BE MORE STRICTLY CONSTRUED AGAINST ANY PARTY BY REASON OF THE RULE OF CONSTRUCTION THAT A DOCUMENT IS TO BE CONSTRUED MORE STRICTLY AGAINST THE PARTY WHO ITSELF OR THROUGH ITS AGENT PREPARED THE SAME, IT BEING AGREED THAT ALL PARTIES HERETO HAVE PARTICIPATED IN THE PREPARATION OF THIS AGREEMENT.

IN WITNESS WHEREOF, this Agreement has been executed by the parties with the intent that it be effective as of the date first above written.

LANDBANK GROUP, INC.
a Delaware corporation

By:           /s/ Eric Stoppenhagen
 Name: Eric Stoppenhagen
Its:            Interim President

LANDBANK ACQUISITION, LLC
a California limited liability company

By:           /s/ Douglas Gravink
 Name: Douglas Gravink
Its:           Member

FAMILY PRODUCTS LLC
a California limited liability company

By:           /s/ Douglas Gravink
 Name: Douglas Gravink
Its:           Member

APPENDIX C

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of the 1st day of November, 2007, by and among Landbank Group, Inc., a Delaware corporation (the “Company”), and Landbank Acquisition LLC, a California limited liability company (the “Stockholder”).

WITNESSETH:

WHEREAS, the Company and Stockholder are parties to that certain Securities Exchange Agreement, dated November 1, 2007 (the “Securities Exchange Agreement”) pursuant to which the Stockholder is to be issued 79,311,256 shares of common stock of the Company (the “Common Stock”);

WHEREAS, it is a condition of the Securities Exchange Agreement that the Stockholder and Company enter into a Registration Rights Agreement in the form hereof.

NOW THEREFORE, in consideration of the premises and the mutual promises herein made, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties agree as follows:

1.  Registration Rights

Effective as of the Closing of the Securities Exchange Agreement (the “Effective Date”), the Company hereby grants to the Stockholder the following registration rights.

A.  Definitions. As used in this Section 1, the following terms shall have the following respective meanings:

Business Day:  Any day other than a day on which banks are authorized or required to be closed in the State of New York.

Exchange Act:  The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

Person:  Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

Prospectus:  The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

Registrable Securities:  Each issued and outstanding share of Common Stock held as of the Effective Date by the Stockholder and identified on Exhibit A hereto until such time as such shares (a) have been sold pursuant to, or are subject to, an effective registration statement under the Act, (b) have been sold pursuant to Rule 144, or (b) may be sold without any time, volume or manner limitations pursuant to section (k) of Rule 144.

Registration Statement:  Any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statements, including post effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

Rule 144: Rule 144 promulgated by the Commission pursuant to the Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

SEC:  The United States Securities and Exchange Commission.

Trading Day:  A day on whichever (a) the national securities exchange, (b) the NASDAQ Stock Market, or (c) such other securities market, in any such case which at the time constitutes the principal securities market for the Common Stock, is open for general trading of securities.

B.  Demand Registration Right.  If the Company receives at any time after the date that is six (6) months from the Effective Date, a written request (a “Demand Request”) from the Stockholder that the Company register any such Registrable Securities, then the Company shall agree to take all actions as are necessary to keep any Registration Statement filed pursuant to this Section 1.B. effective until the date on which all Registrable Securities thereunder may be sold without any restriction, under Rule 144 during any 90-day period in accordance with all rules and regulations regarding sales of securities pursuant to Rule 144.

The Company shall file, no later than forty-five (45) days following receipt of a Demand Request (the “Demand Filing Date”), a Registration Statement (the “Demand Registration Statement”) covering such Registrable Securities which the Company has been so requested to register by the Stockholder, providing for the registration under the Securities Act of such Registrable Securities to the extent necessary to permit the disposition of such Registrable Securities in accordance with the intended method of distribution specified in such Demand Request, and use its commercially reasonable efforts to have such Demand Registration Statement declared effective by the SEC within one hundred fifty (150) days after the Demand Filing Date. If a registration pursuant to this Section 1.B. involves an underwritten public offering, the Stockholder registration may elect, in writing prior to the effective date of the Registration Statement filed in connection with such registration, not to register such securities in connection with such registration.

The Company may delay making a filing of a Demand Registration Statement in connection with a Demand Request or taking action in connection therewith by not more than ninety (90) days if the Company provides a written certificate signed by the Chief Executive Officer and Chief Financial Officer of the Company to the Stockholders, prior to the time it would otherwise have been required to file such Demand Registration Statement or take such action pursuant to this Section 1.B., stating that the Board has determined in good faith that the filing of such Demand Registration Statement would be seriously detrimental to the Company or would otherwise materially adversely affect a financing, acquisition, disposition, merger or other material transaction (collectively, a “Valid Business Reason”) and that it is therefore essential to defer the filing of the Demand Registration Statement; provided, however, that such right to delay a Demand Request shall be exercised by the Company not more than once in any twelve (12)-month period and the Company shall only have the right to delay a Demand Request so long as such Valid Business Reason exists, and during such time, the Company may not file a registration statement for securities to be issued and sold for its own account or for that of anyone other than the Stockholders.

The Company shall only be obligated to effect one (1) Demand Request pursuant to this Section 1.B.

The Stockholder shall have the right to cancel a proposed registration of Registrable Securities pursuant to this Section 1.B when the request for cancellation is based upon material adverse information relating to the Company that is different from the information known to the Stockholder at the time of the Demand Request.  Such cancellation of a registration shall be made in writing and shall not be counted as a Demand Request.

C.  Piggyback Registration.  If the Company proposes to register any of its securities under the Securities Act for sale to the public for its own account or for the account of other security stockholders (except with respect to the Initial Registration Statement, or registration statements on Forms S-4 or S-8 or another form not available for registering the Registrable Securities for sale to the public), each such time it will give written notice thereof to Stockholder of its intention so to do (such notice to be given at least fifteen (15) days prior to the filing thereof).  Upon the written request of the Stockholder (which request shall specify the number of Registrable Securities intended to be disposed of by the Stockholder and the intended method of disposition thereof), received by the Company within ten (10) days after giving of any such notice by the Company, to register any of the Stockholder’s Registrable Securities, the Company will use its commercially reasonable efforts to cause the Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by the Registration Statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the Stockholder (in accordance with its written request) of such Registrable Securities so registered (“Piggyback Registration Rights”); provided, that if, at any time after giving written notice of its intention to register any securities pursuant to this Section 1.C and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give written notice to the Stockholder and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration.  If a registration pursuant to this Section 1.C. involves an underwritten public offering, the Stockholder may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration. The foregoing provisions notwithstanding, the Company may withdraw any registration statement referred to in this Section 1.C. without thereby incurring any liability to the Stockholder.

D.  Underwriting.  If a Registration Statement is for a registered public offering involving an underwriting, the Company shall so advise the Stockholder in writing or as a part of the written notice given pursuant to Section 1.B or 1.C, as applicable.  In such event the right of the Stockholder to registration pursuant to Section 1.B and/or 1.C shall be conditioned upon the Stockholder’s participation in such underwriting and the inclusion of the Stockholder’s Registrable Securities in the underwriting to the extent provided herein.  The Stockholder, if proposing to distribute their securities through such underwriting, shall (together with the Company and any other stockholders of the Company distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company or selling stockholders, as applicable.  Notwithstanding any other provision of this Section 1, if the underwriter or the Company determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all Registrable Securities from such registration and underwriting.  The Company shall so advise the Stockholder, and the number of shares of Registrable Securities that may be included in the registration and underwriting, if any, shall be allocated to the Stockholder as follows:

(i)  In the event of a registration that is initiated by the exercise of demand registration rights by the Stockholder, then the number of shares that may be included in the registration and underwriting shall be allocated first to the Stockholder;

(ii)  In the event of a registration that is initiated by the Company, the number of shares that may be included in the registration and underwriting shall be allocated first to the Company and then, subject to obligations and commitments existing as of the date hereof, to all selling stockholders, including the Stockholder, who have requested to sell in the registration on a pro rata basis according to the number of shares requested to be included; and

(iii)  In the event of a registration that is initiated by the exercise of demand registration rights by a stockholder or stockholders of the Company (other than the Stockholder), then the number of shares that may be included in the registration and underwriting shall be allocated first to such selling stockholders who exercised such demand and then, subject to obligations and commitments existing as of the date hereof, to all other selling stockholders, including the Stockholder, who have requested to sell in the registration, on a pro rata basis according to the number of shares requested to be included.

No Registrable Securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration.  If the Stockholder disapproves of the terms of any such underwriting, the Stockholder may elect to withdraw therefrom by written notice to the Company and the underwriter.  The Registrable Securities and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration.

E.  Registration Procedures.  In connection with the registration obligations of the Company pursuant to the terms and conditions of this Agreement, the Company shall:

(i)  Prepare and file with the SEC such amendments and supplements to all Registration Statements and each related Prospectus as may be necessary to comply with the provisions of the Act with respect to the disposition of securities covered by such Registration Statements;

(ii)  Respond as promptly as reasonably practicable to any comments received from the SEC with respect to a Registration Statement or any amendment thereto.

(iii)  Notify the Stockholder as promptly as reasonably practicable and confirm such notice in writing no later than one trading day following the day (A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed and (B) with respect to a Registration Statement or any post-effective amendment, when the same has become effective;

(iv)  Furnish such number of Prospectuses and other documents incident thereto, including supplements and amendments, as the Stockholder may reasonably request;

(v)  Furnish to the Stockholder, upon request, a copy of all documents filed with and all correspondence from or to the SEC in connection with any such registration statement other than non-substantive cover letters and the like;

(vi)  Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a registration statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment; and

(vii)  Use its reasonable best efforts to comply with all applicable rules and regulations of the SEC.

Notwithstanding the foregoing, if at any time or from time to time after the date hereof, the Company notifies the Stockholder whose shares are registered on a Registration Statement (a “Selling Stockholder”) in writing of the existence of an event or circumstance that is not disclosed in such Registration Statement and that may have a material effect on the Company or its business (a “Potential Material Event”), the Selling Stockholder shall not offer or sell any Registrable Securities, or engage in any other transaction involving or relating to the Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until the Company notifies the Selling Stockholder that such Potential Material Event either has been added to the Registration Statement by amendment or supplement or no longer constitutes a Potential Material Event; provided, that the Company may not so suspend the right of the Selling Stockholder for more than One-Hundred Twenty (120) days during any twelve (12) month period.

F.  Registration Expenses.

(i)  All expenses incident to the Company’s performance of, or compliance with, the provisions hereof, including without limitation, all Commission and securities exchange or NASD registration and filing fees, fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with “blue sky” qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of the Company’s officers and employees performing legal or accounting duties), fees and expenses incurred in connection with the listing of the securities to be registered, if any, on each securities exchange on which similar securities issued by the Company are then listed, fees and disbursements of counsel for the Company and its independent certified public accountants (including the expense of any special audit or “cold comfort” letters required by, or incident to, such performance), Securities Act liability insurance (if the Company elects to obtain such insurance), reasonable fees and expenses of any special experts retained by the Company in connection with such registration, fees and expenses of other Persons retained by the Company in connection with each registration hereunder (but not including the fees and expense of legal counsel retained by the Stockholder, or any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities) are herein called “Registration Expenses.”

(ii)  The Company will pay all Registration Expenses in connection with each Registration Statement filed pursuant to Section 1 except as otherwise set forth therein.  Other than as specifically provided for in Section 1.A hereof, all expenses to be borne by the Stockholder in connection with any Registration Statement filed pursuant to Section 1 (including, without limitation, all underwriting fees, discounts or commissions attributable to such sale of Registrable Securities) shall be borne by the participating Stockholder.

G.  Indemnification; Contribution.

(i)  Indemnification by the Company.  The Company agrees to indemnify and hold harmless, to the full extent permitted by law, the Stockholder, its officers, directors and each Person who controls the Stockholder (within the meaning of the Securities Act), and any agent or investment adviser thereof, against all losses, claims, damages, liabilities and expenses (including reasonable attorneys’ fees and costs of investigation) arising out of or based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement, any amendment or supplement thereto, any Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same arise out of or are based upon any such untrue statement or omission based upon information with respect to the Stockholder furnished in writing to the Company by or on behalf of the Stockholder expressly for use therein; provided that, in the event that the Prospectus shall have been amended or supplemented and copies thereof as so amended or supplemented, shall have been furnished to the Stockholder prior to the confirmation of any sales of Registrable Securities, such indemnity with respect to the Prospectus shall not inure to the benefit of the Stockholder if the Person asserting such loss, claim, damage or liability and who purchased the Registrable Securities from the Stockholder did not, at or prior to the confirmation of the sale of the Registrable Securities to such Person, receive a copy of the Prospectus as so amended or supplemented and the untrue statement or omission of a material fact contained in the Prospectus was corrected in the Prospectus as so amended or supplemented.

(ii)  Indemnification by Stockholder of Registrable Securities.  In connection with any Registration Statement in which the Stockholder is participating, the Stockholder will furnish to the Company in writing such information with respect to the name and address of the Stockholder and such other information as may be reasonably required for use in connection with any such Registration Statement or Prospectus and agrees to indemnity, to the full extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact in the Registration Statement or Prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement relates to any information with respect to the Stockholder so furnished in writing by the Stockholder specifically for inclusion in any Prospectus or Registration Statement; provided, however, that the Stockholder shall not be liable in any such case to the extent that prior to the filing of any such Registration Statement or Prospectus or amendment thereof or supplement thereto, the Stockholder has furnished in writing to the Company information expressly for use in such Registration Statement or Prospectus or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to the Company.  In no event shall the liability of the Selling Stockholder hereunder be greater in amount than the dollar amount of the net proceeds received by the Selling Stockholder upon the sale of the Registrable Securities, sold under such Registration Statement or Prospectus as contemplated herein, giving rise to such indemnification obligation.

(iii)  Conduct of Indemnification Proceedings.  Any Person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such Person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such Person will claim indemnification or contribution pursuant to the provisions hereof and, unless in the judgment of counsel of such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claim.  Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld).  No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.  If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel (plus such local counsel, if any, as may be reasonably required in other jurisdictions) with respect to such claim, unless in the judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.  For the purposes of this Section 5(c), the term “conflict of interest” shall mean that there are one or more legal defenses available to the indemnified party that are different from or additional to those available to the indemnifying party or such other indemnified parties, as applicable, which different or additional defenses make joint representation inappropriate.

(iv)  Contribution.  If the indemnification from the indemnifying party provided for in this Section 1.G is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties intent, knowledge, access to information and opportunity to correct or prevent such action.  The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 1.G(iii), any reasonable legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(v)  If indemnification is available under this Section 1.G, the indemnifying parties shall indemnity each indemnified party to the full extent provided in Sections 5(a) and (b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 1.G.

H.  Limitation to Registration Requirement.  Notwithstanding anything else herein to the contrary, the Company shall not be obligated to effect any registration of the Registrable Securities or take any other action (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Exchange Act, or (ii) during any period in which the Company suspends the rights of a subscriber after giving the Subscriber written notification of a Material Event.

I.  Transfer of Rights.  The rights to cause the Company to register Registrable Securities granted pursuant to the provisions hereof may be transferred or assigned by the Stockholder to a transferee or assignee; provided; however, that the transferee or assignee of such rights assumes the obligations of such transferor or assignor, as the case may be, hereunder.

J.  Information by Stockholder. The Stockholder or holders of Registrable Securities included in any Registration Statement shall furnish to the Company such information regarding the Stockholder and the distribution of securities by the Stockholder as the Company may request in writing.

K.  Compliance.  The Stockholder covenants and agrees that the Stockholder will comply with the prospectus delivery requirements of the Act as applicable to the Stockholder in connection with sales of Registrable Securities pursuant to the Registration Statements required hereunder.

2.  Amendment.  Except as otherwise provided herein, the provisions hereof may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of the Stockholder.

3.  Successors and Assigns.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

4.  Governing Law.  This Agreement shall be governed by and construed under the laws of the State of California, irrespective of its choice of law principles.

5.  Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.  Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.  Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or, if sent by telex, telecopier or e-mail transmission, upon receipt of the correct answer back, or upon deposit with the United States Post Office, by registered or certified mail, or upon deposit with an overnight air courier, in each case postage prepaid and addressed to the party to be notified at the address indicated for such party in the records of the Company, or at such other address as such party may designate by ten (10) days’ advance written notice to the other parties.

8.  Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

9.  Entire Agreement.  This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements, term sheets, letters, discussions and understandings of the parties in connection therewith.

10.  Further Assurances. Each party to this Agreement shall execute all instruments and documents and take all actions as may be reasonably required to effectuate this Agreement, whether before, concurrently with or after the consummation of the transactions contemplated hereby.

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

LANDBANK GROUP, INC.
a Delaware corporation

By:           /s/ Eric Stoppenhagen
Name:      Eric Stoppenhagen
Its:           Interim President

LANDBANK ACQUISITION, LLC,
a California limited liability company

By:
Name:
Its:

EXHIBIT A

SHARES

79,311,256 shares of Common Stock issued to Landbank Acquisition LLC on ________ __, 2007.

APPENDIX D

October 23, 2007

Board of Directors
Landbank Group, Inc.

Dear Board of Directors,

Landbank Acquisition, LLC, (“AcquisitionCo”) proposes to purchase Landbank, LLC, (“OpCo”), from Landbank Group, Inc., (“HoldCo”, “Landbank” or the “Company”) (the “Proposed Transaction”). The Proposed Transaction calls for (1) HoldCo to transfer ownership of OpCo to AcquisitionCo, (2) HoldCo to issues new shares to AcquisitionCo in an amount that will increase AcquisitionCo’s current position in HoldCo of approximately fifty-five percent (55%) to approximately ninety-five percent  (95%), (3) AcquisitionCo to provide full indemnity to HoldCo for OpCo’s prior operations and liabilities, (4) OpCo to assign $500,000 in debt to HoldCo owed to AcquisitionCo, (5) OpCo to retain approximately $500,000 in debt owed to third parties and approximately $2.5 million in debt owed to AcquisitionCo, and (6) subsequent to the transaction HoldCo will seek to be acquired as a public shell.

You have requested our opinion as to whether the Proposed Transaction is fair, from a financial point of view, to the shareholders of Landbank (without giving effect to any impacts of the Proposed Transaction on any particular shareholder other than in their capacity as a shareholder).

In arriving at our opinion we have, among other things:

1.	reviewed and analyzed the terms of the Proposed Transaction;

2.
reviewed and analyzed available historical business and financial information relating to Landbank, including (i) audited and unaudited financial statements for the fiscal years ended December 31, 2005 and December 31, 2006;

3.	reviewed and analyzed the inventory of properties currently owned by Landbank;

4.	reviewed and analyzed publicly-traded companies reasonably comparable to Landbank;

5.	reviewed and analyzed the industry in which Landbank operates; and

6.	conversed with the management team of Landbank regarding, amongst other things, the history of the company, the Proposed Transaction, and the outlook of the Company.

In connection with our opinion we have assumed and relied upon, without assuming any responsibility for or independently verifying, the accuracy and completeness of all information supplied or otherwise made available to us by Landbank. We have further relied upon the assurances of representatives of the management of Landbank that they are unaware of any facts that would make the information provided to us incomplete or misleading in any material respect. With respect to projected financial and operating data, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the managements and staffs of Landbank, respectively, relating to the future financial and operational performance of the Company. We have not made an independent evaluation or appraisal of the assets or liabilities of Landbank. In addition, we have not assumed any obligation to conduct, nor have we conducted any physical inspection of the properties or facilities of Landbank. We have also assumed that the Proposed Transaction will be consummated in accordance with the state terms without waiver of any of the conditions precedent to the Proposed Transaction. We did not participate in the discussions concerning the Proposed Transaction among Landbank and its representatives.

Our opinion relates solely to the fairness, from a financial point of view, to the shareholders of Landbank (without giving effect to any impacts of the Proposed Transaction on any particular shareholder). Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of Landbank in connection with the Proposed Transactions and our opinion does not constitute a recommendation to any holder of Landbank common stock as to whether they should accept the related exchange under the Proposed Transaction. Our opinion does not address the relative merits of the Proposed Transaction as compared to any alternative business transaction that might be available to Landbank shareholders, nor does it address the underlying business decision of Landbank to engage in the Proposed Transaction. We have not been asked to consider, and this opinion does not address, the tax consequences of the Proposed Transaction to any particular shareholder of Landbank. We are not rendering any legal or accounting advice and understand Landbank is relying on their legal counsel and accounting advisors in legal and accounting matters in connection with the Proposed Transaction.

Our opinion is rendered on the basis of the conditions and prospects, financial and otherwise, of Landbank as it has been represented to us as of the date hereof or as they were reflected in the materials and discussions described above.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Proposed Transaction is fair, from a financial point of view, to the shareholders of Landbank.

Very truly yours,

Gemini Valuation Services, LLC

/s/ Jim Dykstra
Jim Dykstra
President

APPENDIX E

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 10-KSB

(MARK ONE)
☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the fiscal year ended December 31, 2006

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from ______________ to ______________

Commission file number:

LANDBANK GROUP, INC.
(Name of small business issuer in its charter)

Delaware	20-1915083
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

7030 Hayvenhurst Avenue, Van Nuys, California	91406
(Address of principal executive offices)	(Zip Code)

(818) 464-1614
(Issuer’s telephone number)

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Name of each exchange on which registered

Common Stock, $0.0001 Par Value	None

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes ☐  No  ☒

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB.   ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).     Yes ☐  No ☒

Issuer’s revenues for its most recent fiscal year were $4,556,266.

The aggregate market value of the voting and non-voting common equity held by non-affiliates of the issuer, based upon the last available reported closing price of the issuer’s common stock by a broker-dealer on the Gray Market was approximately $28,613 (affiliates being defined, for these purposes only, as directors and executive officers of the issuer and holders of 5% or more of the issuer’s outstanding common stock).

There were 9,835,331 shares of the issuer’s common stock issued and outstanding on March 23, 2007.

DOCUMENTS INCORPORATED BY REFERENCE

None

Transitional Small Business Disclosure Format (Check one): Yes ☐; No ☒

PART I

Item 1. Description of Business

Business Development:

Landbank Group, Inc., ("Landbank" or the "Company") was incorporated in the State of Delaware as Camryn Information Services, Inc., on May 13, 1997. The Company operated for a brief period of time before it ceased operations on February 25, 1999 when it forfeited its charter for failure to designate a registered agent. The Company remained dormant until 2004 when it renewed its operations with the filing of a Certificate of Renewal and Revival of Charter with the State of Delaware on October 29, 2004. On November 3, 2004, the Company filed a Certificate of Amendment and the Company's name was formally changed from Camryn Information Services, Inc. to iStorage Networks, Inc. Such change became effective on November 8, 2004. The Company subsequently changed its name to Landbank Group, Inc., on January 27, 2006, following the acquisition of Landbank, LLC (see below).

Acquisition of Landbank, LLC and Divestiture of Prior Operations

On January 26, 2006, the Company acquired 100% of the membership interests in Landbank, LLC, a California limited liability company, in exchange for shares of common stock of the Company. The exchange of shares for membership interests was treated as a reverse acquisition under the purchase method of accounting. The shares delivered in connection with the acquisition were transferred by the four former principal stockholders of the Company to the members of Landbank, LLC in exchange for the Company receiving all of the ownership interests in Landbank, LLC and $140,000 in cash. Concurrently with the acquisition of Landbank, LLC, the Company divested itself of its wholly owned operating subsidiary, iStorage Networks Group, Inc. ("iSNG") to Thomas Makmann, the Company's former CEO and one of the four former principal stockholders. The $140,000 in cash accompanied the divestiture of iSNG. For further description of this transaction, see Item 7 "Certain Relationships and Related Party Transactions." The former members of Landbank, LLC acquired approximately a 90% ownership interest in the Company. Landbank, LLC, was formed in December 2004 but did not commence operations until the second quarter of 2005. It currently operates as a wholly owned subsidiary of the Company. With the divestiture of iSNG and the acquisition of Landbank, LLC, the Company now operates exclusively in the real estate marketplace. It no longer operates its former iStorage business. Future references in this registration statement to the Company shall include Landbank and its operating subsidiary, Landbank, LLC, unless the text specifically rejects such an inclusive reference.

On March 3, 2006, the Company by majority vote of its stockholders approved a 10:1 reverse split of its outstanding common stock. Taking into account the preservation of round lot ownership, the split resulted in 9,829,647 outstanding shares. As of September 30, 2006, such number was adjusted to 9,835,331 outstanding shares due to rounding. As of said date, the number of restricted shares of common stock issued and outstanding is 8,829,447, 8,200,000 which are owned and controlled by the three (3) principal stockholders set forth in Item 4 herein. All historical references to shares and per share prices in this registration statement have been adjusted to reflect the 10:1 reverse split.

The Company and/or any predecessor has not been and is not as of the date of this filing in the process of seeking a petition in bankruptcy, in receivership or in any similar proceeding.

Business of Issuer:

From November 2004 until December 2005, the Company as iStorage Networks, Inc. was engaged in the development of network storage solutions/Internet security through its wholly owned operating subsidiary, iSNG. Unable to achieve projected revenues from its operations, the Company consummated the acquisition of Landbank, LLC, in exchange for stock of the Company. Since December 2005, the Company has not operated its former iStorage business. Since January 2006, the Company's sole operations have consisted of the operations of Landbank, LLC.

Landbank makes bulk acquisitions of parcels of land, primarily through the real property tax lien foreclosure process. Such bulk acquisitions are divided into smaller parcels for resale. The real property tax lien foreclosure process may take the form of either local government tax sales or sales by owners of tax-defaulted parcels prior to a tax sale. Local government agencies responsible for collecting real property taxes have the authority to force their collection through tax sales. To collect their unpaid and overdue real property taxes, some government agencies conduct tax lien foreclosure auctions. At these foreclosure auctions, the real property is sold and the high bidder receives a deed to the property. The opening bid amounts are usually equal to delinquent taxes, interest and other costs. The process differs from state to state and even county to county. Generally, however, properties acquired in this manner are deeded to the purchaser by the relevant government entity, without any warranties of title. The Company therefore undertakes appropriate due diligence prior to bidding, including obtaining title reports and/or conducting title searches depending on the value of the property. In some counties, properties sold in this manner are subject to a right of redemption, whereby the defaulting owner has a certain number of days to redeem the property. In instances where the Company acquires properties subject to such a right, we hold the property in inventory until the right has lapsed. If the right is exercised, the property reverts to the defaulting owner, and we receive a return of our purchase price plus interest. In addition, in most counties, the purchaser is responsible for any eviction proceedings. The Company seeks to acquire unimproved land, however, and to date has not had any exposure in this regard. Landbank considers various criteria in terms of its land acquisitions, which include but are not limited to, location, availability of utilities, proximity to water, geographic desirability, and proximity of significant population centers. The current focus of Landbank is in the Western, Southwestern, and East Coast regions of the United States.

Landbank acquires properties "in-bulk" for resale purposes only and not with a view toward long-term investment. Typically, the lead-time from date of acquisition to date placed in Landbank channels of distribution is from three (3) to seven (7) months as surveys are made of the redefined parcels.

Landbank resells the land it acquires through multiple distribution channels, some more traditional than others. They include the Internet, through eBay and Bid4Assets, and leads developed by Landbank, its affiliates, and third-party wholesalers. Landbank has found that use of the Internet allows it to market its inventory at a cost significantly lower than that of mainstream advertising. Landbank employs acquisition teams that research and buy acreage, lots, and houses in a number of states and in Mexico. To date, Landbank has acquired properties in Colorado, Florida, Nevada, Oklahoma, New York, Pennsylvania, Texas, Michigan, New Mexico, Arizona and Chihuahua, Mexico. The real property inventory of Landbank as of December 31, 2006 was comprised of 39 different pre-unbundled tracts of land.

The Company has entered into royalty agreements with several marketing companies, namely, John Beck's Amazing Profits, LLC ("JBAP"), John Alexander LLC, and Jeff Paul LLC. These companies are affiliates of the Company. Family Products, LLC ("FPLLC") is the sole member of each of these marketing companies. FPLLC is in turn owned and controlled by two of the Company's principal stockholders, Doug Gravink and Gary Hewitt, who are directors and officers of the Company. These marketing companies provide customer leads for Landbank's property sales in return for a royalty of 35% of the gross profit less acquisition costs realized on the sale of any property. The term of each of these agreements is ten years, with the right of the Company to terminate after five years.

The real estate industry is a highly fragmented and regional business. There are approximately 30,000 municipalities in the United States, each with its own set of property valuation criteria and regional regulations. As a result, the majority of the Company's competitors that are engaged in acquiring properties through the real property tax lien foreclosure process focus on specific regions. One of the Company's strategies in differentiating itself has been to attempt to cross these regional boundaries and offer properties in as many jurisdictions as possible. In time, as the Company becomes more familiar with state and local rules and regulations, it hopes to develop a nationwide inventory of properties.

A majority of the Company's competitors also rely primarily on the Internet and live auctions to resell their parcels. The Company devotes significant time and effort in the development of a distribution database as a strategy for further differentiating itself from its competitors. This database has become a primary source of buyers for the Company's properties.

The Company believes that its principal challenge will be in identification and acquisition of suitable properties. Since the bulk of the competition is region-specific, the Company feels that by pursuing a broad based national approach; it will continue to maintain a competitive advantage. Competitors engaged in acquiring similar properties include National Recreational Properties, LandAuction.com, Landwatch.com, and a number of smaller companies.

Certain of the Company's property acquisitions are subject to the requirements of the Interstate Land Sales Full Disclosure Act of 1968, depending upon the specific characteristics of the transaction. This Act mandates certain registration and disclosure requirements in connection with the development and sale of certain subdivisions where the number of non-exempt lots exceeds a predetermined threshold and development satisfies several pre-established criteria. The applicability of this Act to a particular project can increase costs of doing business and cause a delay in the Company's ability to market the subject properties and/or to provide potential purchasers with a wider window in which to rescind offers to purchase. This could result in a surplus of properties in inventory, which could adversely affect the Company's business and results of operation.

The total number of Company employees is fifteen, all of whom are full-time employees.

Risk Factors:

The Company's operations and its securities are subject to a number of substantial risks, including those described below. If any of these or other yet unforeseen risks actually occur, the Company's business, financial condition, and operating results, as well as the trading price or value of its securities could be materially adversely affected. No attempt has been made to rank these risks in the order of their likelihood or potential harm. In addition to those general risks enumerated elsewhere, any purchaser of the Company's common stock should also consider the following risk factors:

Risks Related to the Company's Operations:

We have a limited operating history and cannot guarantee profitability.

The Company acquired its current operations in January of 2006 through the purchase of Landbank LLC. Landbank, LLC itself commenced operations during the second quarter of 2005. At this stage, the Company has only a limited operating history upon which an evaluation of performance and future prospects can be made. There can be no assurance that the Company will be able to continue to generate revenues in the future.

The Company is subject to all of the business risks associated with a new enterprise, including, but not limited to, the risk of unforeseen capital requirements, lack of fully-developed products, failure of market acceptance, failure to establish time proven business relationships, and a competitive disadvantage vis-a-vis larger and more established companies.

We may need to raise capital in the future, and if such capital is not available on acceptable terms, we may have to curtail or cease operations.

The Company's business is dependent in part on being able to acquire and make available a broad selection of properties. Acquisition of these properties requires significant capital expenditure. While the Company intends to generate sufficient revenues in the future to fund our acquisitions, it is possible that we may need to raise additional capital. Consequently, we may be unable to raise sufficient additional capital on terms deemed acceptable. In that event, the Company may have to curtail or cease operations and/or limit the number of properties maintained in inventory. This could have an adverse impact on the Company's ability to effectively compete with other companies, which are able to offer customers a broader range of properties. If additional funds are raised through the issuance of debt securities or preferred stock, these securities could have rights that are senior to the holders of the common stock, and any debt securities could contain covenants that would restrict the Company's operations. In addition, if the Company raises funds by selling common stock or convertible securities, existing stockholders could face dilution of their shares.

We may be unable to identify or acquire suitable properties at a low cost, which could affect our ability to generate revenues.

The Company's ability to generate revenues is highly dependent on its ability to maintain low acquisition costs while offering a wide range of suitable properties. There can be no assurance that the Company's acquisition teams will be successful in locating suitable properties on financially attractive terms.

Competition for properties may increase costs and reduce returns.

The Company competes to acquire real property with individuals and other entities engaged in similar activities. Many of our competitors have greater financial resources, and thus, a greater ability to borrow funds and to acquire properties. Competition for properties may reduce the number of suitable acquisition opportunities available and may have the effect of increasing acquisition costs thereby adversely impacting Company profits.

We acquire a substantial number of our properties through the tax-lien foreclosure process, and may therefore be subject to additional costs for eviction and/or clearing title.

When acquiring properties through the tax-lien foreclosure process, the property is deeded to the buyer by the relevant government entity without any warranties as to title, and in some instances, subject to a right of the original owner to redeem the property within a certain number of days. In addition, the buyer of the property remains responsible for any eviction of a prior owner who remains in possession of the property. The majority of parcels that we acquire are unimproved lots with no owner in possession, and we attempt to perform adequate due diligence in connection with the purchase of each piece of property to ensure that there are no material liens or encumbrances affecting title to the property. We cannot however guarantee that we will not be required to undertake eviction or other proceedings in connection with properties purchased in this process, or that we will not encounter undisclosed encumbrances. In the event such a situation arises, we may incur significant additional acquisition costs which may adversely affect our net revenues and/or results of operations. In counties where there is a right of redemption, we hold the property in inventory until the right has lapsed. The Company does not currently acquire significant amounts of properties in counties where such rights exist, however, if we do, any exercise of these rights could delay our ability to generate revenues from these properties.

We may be unable to sell a property, if or when we decide to do so, which could delay revenues needed to fund operations.

The real estate market is affected by many factors, such as general economic conditions, availability of financing, interest rates, and other factors, including supply and demand, that are beyond the Company's control. The Company cannot predict whether it will be able to sell any property for the price or on the terms that it sets or whether any price or other terms offered by a prospective purchaser would be acceptable. The Company cannot predict the length of time needed to find a willing purchaser and to close the sale of a property.

The Company may be required to expend funds to correct defects or to make improvements before a property can be sold. The Company cannot make any assurance that it will have funds available to correct such defects or to make such improvements.

Our principal stockholders have broad control over our operations.

The Company's principal stockholders beneficially own approximately 83% of the issued and outstanding share capital of the Company. As a result, these stockholders are able to exercise significant influence over the Company, including the election of directors, amendments to the articles of incorporation or by-laws of the Company, the approval of mergers or other business combinations, and the sale or purchase of material assets. The interests of these stockholders in deciding these matters and the factors they consider in making such decisions could be different from the interests of the Company's other stockholders.

We may lose key personnel and/or be unable to maintain current relationships with affiliates upon which we depend.

The Company's success depends to a significant degree upon the continued relationship with certain of its affiliates and the contribution of its executive management team. If any of the Company's executives decide to leave the Company, we could lose access to important affiliate services and/or acquisition or sales channels, which could adversely affect our operations and/or financial condition.

We are subject to general real estate risks.

The Company is subject to risks generally associated with the ownership of real estate, including:

•	changes in general or local economic conditions;
•	changes in supply of or demand for similar or competing properties in the area;
•	bankruptcies, financial difficulties or lease defaults by customers;
•	changes in interest rates and availability of permanent mortgage financing that may render the sale of a property difficult or unattractive or otherwise reduce the returns to stockholders;
•	changes in governmental rules, regulations, and fiscal policies, including changes in tax, real estate, environmental, and zoning laws;
•	periods of high interest rates and tight money supply.

The Company's operations can be negatively affected by the occurrence of any of these or other factors beyond the Company's control.

We may be subject to litigation, which could divert substantial time and money from our business.

The Company may be subject to claims from customers or other third parties. If such parties are successful, they may be able to obtain injunctive or other equitable relief, which could effectively diminish the Company's ability to further acquire, subdivide, and sell properties, and could result in the award of substantial damages. Management may be required to devote substantial time and energy in defending any such claims.

Risks Related to the Ownership of the Company's Stock:

There is a limited market for the Company's common stock. If a substantial and sustained market for the Company's common stock does not develop, the Company's stockholders may have difficulty selling, or be unable to sell, their shares.

The Company's common stock is presently traded in the "Other" Over-the-Counter or "Gray Market" market on an unsolicited quote basis wherein trades are reported by broker-dealers to their Self-Regulatory Organization ("SRO") which distributes the trade data to market data vendors and financial websites. Since bids and offers are not collected in a central location, market transparency and best execution are more elusive. There is only a limited market for the Company's common stock and there can be no assurance that this market will be maintained or broadened. If a substantial and sustained market for the Company's common stock does not develop, the Company's stockholders may have difficulty selling, or be unable to sell, their shares.

The Company has recently become a reporting company in order to meet the current requirements for quotation on the OTC Bulletin Board. The Company's stock can be quoted on the OTC Bulletin Board if, and only if, a broker-dealer files a Form 15c-211 with the NASD to permit the Company's common stock to be quoted on the OTC Bulletin Board and the broker is granted the right to quote the Company's stock.

Accordingly, we cannot provide any assurance that we will achieve quotation of our stock on the OTC Bulletin Board.

Substantial sales of the Company's common stock could cause stock price to fall.

As of March 23, 2007, the Company had 9,835,331 shares of common stock outstanding of which approximately 8,829,447 shares are considered "restricted securities" as that term is defined under Rule 144 promulgated under the Securities Act of 1933 ("'33 Act"). These restricted shares are eligible for sale under Rule 144 at various times. No prediction can be made as to the affect, if any, that the sales of shares of common stock or the availability of such shares for sale will have on the market prices prevailing from time to time. Nevertheless, the possibility that substantial amounts of the Company's common stock may be sold in the public market may adversely affect prevailing market prices for the common stock and could impair the Company's ability to raise capital through the sale of its equity securities.

The Company has a significant number of shares authorized but unissued. These shares may be issued without stockholder approval. Significant issuances of stock would dilute the percentage ownership of the Company's current stockholders and could likely have an adverse impact on the market price of the common stock.

As of March 23, 2007, the Company had an aggregate of 90,164,669 shares of common stock authorized, but unissued. The Company has reserved 3,000,000 shares for issuance under the Company's 2006 Stock Incentive Plan, and an additional 10% has been reserved for issuances to consultants. All remaining shares of common stock may be issued without any action or approval by the Company's stockholders. Any such shares issued would further dilute the percentage ownership of the Company's current stockholders and would likely have an adverse impact on the market price of the common stock.

The Company does not intend to pay dividends in the near future.

The Company's board of directors determines whether to pay dividends on the Company's issued and outstanding shares. The declaration of dividends will depend upon the Company's future earnings, its capital requirements, its financial condition, and other relevant factors. The Company's Board of Directors does not intend to declare any dividends on the Company's shares for the foreseeable future. The Company anticipates that it will retain any earnings to finance the growth of its business and for general corporate purposes.

Our securities are currently classified as a "Penny Stock" which may limit our stockholders' ability to sell their securities.

The price of our common stock is currently below $5.00 per share, and is therefore considered "penny stock" under Rule 3a51-1 of the '34 Act. As such, additional sales practice requirements are imposed on broker-dealers who sell to persons other than established customers and "accredited investors" as defined in Rule 501 of Regulation D as promulgated under the '33 Act. The prerequisites required by broker-dealers engaged in transactions involving "penny stocks" have discouraged, or even barred, many brokerage firms from soliciting orders for certain low priced stocks.

With respect to the trading of penny stocks, broker-dealers have an obligation to satisfy certain special sales practice requirements pursuant to Rule 15g-9 of the '34 Act, including a requirement that they make an individualized written suitability determination for the purchase and receive the purchaser's written consent prior to the transaction.

Broker-dealers have additional disclosure requirements as set forth in the Securities Enforcement Act Remedies and Penny Stock Reform Act of 1990. These disclosure requirements include the requirement for a broker-dealer, prior to a transaction in a penny stock, to deliver a standardized risk disclosure document that provides information about penny stocks and the risks of the penny stock market.

Additionally, broker-dealers must provide customers with current bid and offer quotations for penny stocks, the compensation payable to the broker-dealer and its salesperson in the transaction, and the monthly account statements showing the market value of each penny stock held in a customer's account.

Accordingly, the market liquidity of the Company's common stock and the ability of any present and prospective stockholder-investors to sell their securities in the secondary market is limited due to the above penny stock regulations and the associated broker-dealer requirements.

Item 2. Description of Property

The Company's principal office is located in Van Nuys, California. The Company shares this address, with its approximately 21,000 square feet of office space, at no charge to the Company with its affiliate Family Products, LLC ("FPLLC"). The Company estimates that it uses approximately 300 square feet of office space at this facility, with the estimated monthly rent value being approximately $767, which the Company does not deem as material. Doug Gravink and Gary Hewitt, Directors and CEO and President respectively of the Company jointly own FPLLC. FPLLC leases this space from 7030 Hayvenhurst, LLC ("7030"), under a five-year lease, which expires in 2008. 7030 is owned by HG. Investments, LLC ("HGI"). HGI is affiliated with the Company through common ownership. Doug Gravink and Gary Hewitt own 100% interest of HGI.

The Company also operates a satellite office in American Fork, Utah, a processing and acquisition facility in Alameda, California, and a sales office in Phoenix, Arizona. Space at the sales office is jointly leased with Mentoring of America, LLC ("Mentoring"), an affiliated company through common ownership. Mentoring is jointly owned by Doug Gravink and Gary Hewitt, Directors and CEO and President respectively of the Company. The lease term is thirty-two months and expires in 2008. The Company pays a pro rata share of the lease payments based upon the percentage of space it occupies. Mentoring, at its discretion, can instruct the Company not to remit cash payment for the monthly rent and instead apply the monthly rent fee to any outstanding inter-company balance between the companies. During fiscal year 2005, the Company recorded monthly rent fees totaling $12,570, which included June 2005 through December 2005. Rent expense totaled $22,226 for the twelve months ended December 31, 2006. The Company does not pay rent at either the American Fork or Alameda offices. The American Fork space is shared with Mentoring, with estimated usage of approximately 200 square feet and an estimated cost, if the Company were required to pay rent, of approximately $360/month, which amount the Company believes immaterial. The Alameda office space is provided by John Beck, with an estimated usage of approximately 200 square feet and an estimated cost, if the Company were required to pay rent, of approximately $200/month, which amount the Company believes immaterial. The Company recently entered into a lease for its own space in Alameda, commencing January 1, 2007. The term of this lease is twenty-five months with an annual base rent of $25,245 for the first twelve months, and $28,392 thereafter.

Investments in real estate or interests in real estate: The Company does not hold any investments in real estate or interests in real estate. The Company acquires real property for immediate resale only, and not for investment purposes. The Company purchases the properties for cash and does not operate or mortgage any of the properties with the sole exception of land in Pershing County, Nevada. This property is the only property in inventory for which the book value amounts to ten percent (10%) or more of the total assets of the Company and its consolidated subsidiary for the last fiscal year. The details of the mortgage on this property are set forth in Note 5 of the Notes to the audited Consolidated Financial Statements for Landbank Group, Inc. and Subsidiary. Acquired properties are recorded at cost and treated as inventory until sold. Properties appear in inventory as lots or bulk tracts depending upon the stage of development. Set forth below are the inventories (rounded to the nearest dollar) as of December 31, 2005, and December 31, 2006:

Period Ended	Inventory	Inventory Value

Year Ended 12/31/05	Individual Lots	$1,137,625
(audited)	Bulk Tracts	1,298,853
		$2,436,478

Period Ended 12/31/06	Individual Lots	$2,047,541
(audited)	Bulk Tracts	1,189,722
		$3,237,263

The following is a summary of our inventories by geographic region and value as of December 31, 2006:

	Actively Marketed	Being Prepared for Marketing	Total
Arizona	$29,614	$-	$29,614
Colorado	314,128	-	314,128
Florida	19,600	-	19,600
Mexico	-	298,348	298,348
Michigan	15,919	-	15,919
Nevada	-	855,476	855,476
New Mexico	60,285	-	60,285
Oklahoma	21,917	-	21,917
Pennsylvania	359,512	32,748	392,260
Texas	1,226,566	3,150	1,229,716
Total	$2,047,541	$1,189,722	$3,237,263

Investment in real estate mortgages: The Company does not invest in real estate mortgages.

Securities of or interests in persons primarily engaged in real estate activities: The Company does not have any investments in securities or interests in persons primarily engaged in real estate activities.

Item 3. Legal Proceedings

From time to time, we may be involved in various claims, lawsuits or disputes with third parties, actions involving allegations of discrimination, or breach of contract actions incidental to the operation of our business. However, we are not currently involved in any litigation which we believe could have a materially adverse effect on our financial condition or results of operations.

Item 4. Submission of Matters to a Vote of Security Holders

The stockholders of the Company approved matters by written consent on the following dates in the fourth quarter of 2006: November 9, 2006.

(1) Pursuant to the action by written consent on November 9, 2006, the stockholders approved the 2006 Stock Incentive Plan.

The adoption of the 2006 Stock Incentive Plan was approved as follows:

Votes For	Votes Against	Abstentions
8,404,682	None	None

PART II

Item 5. Market for Common Equity and Related Stockholder Matters

Market Information

The Company’s shares are presently listed for trading with the trading symbol “LBAN” in the “Other” Over-the-Counter or “Gray Market” wherein trades are reported by a broker-dealer to its Self-Regulatory Organization (“SRO”) which distributes the trade data to market data vendors and financial websites. Since bids and offers are not collected in a central location, market transparency and best execution are more problematic. Pursuant to SEC Rule 15c2-11, a Form 211 has been filed by a Market Maker to actively publish quotes in the Company’s stock in the OTC Bulletin Board.

Based on information obtained from Bloomberg, L.P., the offer and bid quotations for the common stock for the quarter ended December 31, 2004, each quarter of the fiscal year ended December 31, 2005 and the quarters ended March 31, 2006 and June 30, 2006 are set forth in the table below:

Quarter Ended		Price Range(4)
		High($)	Low($)
Quarter ended 12/31/04	(1) (2)	$ 65.00	$ 11.00

Quarter ended 3/31/05	(3)	$ 13.00	$ 4.00
Quarter ended 6/30/05	(3)	$ 5.50	$ 1.20
Quarter ended 9/30/05	(3)	$ 4.00	$ 0.50
Quarter ended 12/31/05	(3)	$ 1.50	$ 0.50

Quarter ended 03/31/06	(3)	$ 23.00	$ 0.50
Quarter ended 06/30/06	(3)	$ 1.40	$ 0.20

(1) Quotation information is not available prior to 12/09/04.
(2) Quotes obtained under the symbol “LBKG”
(3) Quotes obtained under the symbol “LBAN”
(4) All prices reflect a 1-to-10 reverse stock split effected on June 30, 2006.

Currently, there are no broker-dealers making an active market in the Company’s common stock. The last reported trade occurred on February 20, 2007 at an execution price of $0.02 per share, with the closing price remaining unchanged at $0.02 per share as of March 20, 2007. Since July 1, 2006, the stock has traded in the “Other OTC” or “Gray Market”. Accordingly, there are no closing bid and ask prices for the common stock subsequent to June 30, 2006.

Holders

As of December 31, 2006, there were 18 registered holders of record of the Company’s Common Stock.

Dividends

The Company has not paid any cash dividends to date, and it has no intention of paying any cash dividends on its common stock in the foreseeable future. The declaration and payment of dividends is subject to the discretion of the Company’s Board of Directors and to certain limitations imposed under the California Statutes. The timing, amount and form of dividends, if any, will depend upon, among other things, the Company’s results of operation, financial condition, cash requirements, and other factors deemed relevant by the Board of Directors.

Item 6. Management’s Discussion and Analysis or Plan of Operation

The following discussion of our financial condition and results of operations should be read in conjunction with our financial statements and the notes to those statements included elsewhere in this Form 10-KSB filing. In addition to the historical financial information, the following discussion and analysis contains forward-looking statements that involve risks and uncertainties. Our actual results may differ materially from those anticipated in these forward-looking statements as a result of certain factors, including those set forth under "Risk Factors" and elsewhere in this registration statement.

Overview

The Company acquired Landbank, LLC and its real property operations in January 2006. Concurrent with this acquisition, there was also a change in management and principal ownership of the Company. Prior to its acquisition of Landbank, LLC, the Company was engaged, through its former operating subsidiary, iSNG, in the development of computer network storage solutions. From 1999 through November 2004, the Company was dormant, with no operations. It was only during the period from November 2004 to December 2005 that the Company, as iStorage Networks, Inc., was operational. Landbank, LLC had only a limited operating history prior to being acquired by the Company, commencing operations in the second quarter of 2005 and had no operations, assets or liabilities as of December 31, 2004.

Since January 2006, the Company has been engaged solely in the business of acquiring parcels of land in bulk, primarily through the real property tax lien foreclosure process, and then reselling the land as individual parcels. The Company’s business is asset intensive. Since the business is predicated on identifying, repackaging, and selling properties, long-term investment decisions do not play a significant role. Interest rate trends do not necessarily impact the Company’s business; as such rates tend to produce a canceling effect in terms of both the purchase and the resale prices.

We currently have operations in ten states, and have also acquired properties in Mexico. We are not dependent on any single customer and no customer represents over 10% of our total revenues.

The objective of the Company is to achieve and sustain a manageable growth rate that will enable it to become a market leader in its field. Management believes that this objective can be achieved by expanding the Company’s “direct to consumer” marketing efforts, developing networking responsiveness to assess buyer satisfaction, and dedicating additional resources to acquisition efforts. To date, marketing efforts have confirmed that customers who buy have a recurring need to buy for investment and/or resale purposes. Consequently, each customer represents the potential for multiple sales. The fact that the Company operates in several geographical regions tends to mitigate any seasonal or regional factors that might impact its business operations.

The Company finances its operations by loans from affiliated companies and revenues generated from operations. From the commencement of operations in the second quarter of 2005 through December 31 2006, the Company has net borrowings from its affiliates, including accrued interest of $2,640,875 and net revenues totaling $5,820,579, of which $1,571,211 was gross profit, which is defined as revenue less the cost of the land, processing fees, merchant fees, dues and taxes, and royalties. We derive revenue solely from the sale of the properties we acquire.

We incur the following costs of revenue:

Operating Expenses

Sales and Marketing Expenses. Our sales and marketing expenses, excluding royalty agreements, consist primarily of personnel costs for our sales and marketing staff, in addition to commissions, travel and lodging, marketing programs, and allocated facilities, and other related overhead. We pay commissions as we recognize revenue and collect receivables.

Acquisition Team. We have a team of six acquisition specialists responsible for identifying and acquiring suitable properties. Expenses consist primarily of personnel costs for team members, in addition to commissions, travel and lodging, and other related overhead. We pay commissions only upon completion of the purchase transaction, including transfer of the deed. Due to the hiring of additional acquisition specialists in February 2006, expenses in this category increased significantly during fiscal year 2006.

General and Administrative Expenses. Our general and administrative expenses consist of personnel costs for executives, finance/accounting, and human resources as well as costs relating to travel and lodging, accounting/audit services, legal, and other professional services.

Acquisition Costs. We have acquired all of our properties to date, with the exception of certain parcels in Nevada, for cash. The average cost of properties that we acquire varies depending on the size, location and other specific characteristics of each property.

Income Taxes. Our income tax expense includes the tax obligations for the multiple tax jurisdictions in which we operate. The income tax expense is affected by the profitability of our operations in the jurisdictions in which we operate, the applicable tax rate for these jurisdictions, and our tax policies. We make significant estimates in determining our consolidated income tax expense. If our actual amounts differ from these estimates, our provision for income taxes could be materially impacted.

Royalty payments. We derive a significant number of customers from databases developed by certain of our affiliates. Pursuant to royalty agreements, we pay a royalty to these affiliates equal to 35% of gross profits (less acquisition costs) earned by us on any cash sale of a property to a customer referred to us under these royalty agreements. Our ability to draw on these customer databases significantly reduces our direct sales and marketing expenses.

In the future, the Company intends to continue to make use of its affiliate databases, but also hopes to develop other distribution methods, particularly where the Company acquires a significant number of lots in one area. The Company intends to continue to expand into new states for the purchase of suitable properties.

Operating Results

Provided below is a discussion of the financial condition and results of operations relating to the Company’s current operations, which commenced in January 2006 with the Company’s acquisition of Landbank, LLC. Since that time the Company has had no other operations. Therefore, the financial results for the year ended December 31, 2005 only represents the results of operations of Landbank, LLC. We have not included any discussion of the results of the Company’s former operations, as we do not believe such discussion would be meaningful.

The year ended December 31, 2006 compared to year ended December 31, 2005.

For purposes of meaningful discussion, the consolidated financial results for the twelve-month period ended December 31, 2006 have been compared with the results of operations for Landbank, LLC for the same period in 2005. Note that significant changes are primarily a result of the fact that Landbank, LLC did not commence operations until the second quarter of 2005, and had only limited operations during 2005.

Net revenue for fiscal year 2006 was $4,556,266, an increase of $3,291,953 (260.4%) from the $1,264,313 for fiscal year 2005. The significant increase in net revenues, on a year-to-year basis, is primarily due to the Company’s limited business operations during fiscal year 2005. As noted above, the Company commenced operations during the second quarter of fiscal year 2005 but generated revenue during the entire twelve-months of fiscal year 2006. The Company sold 2,644 properties during fiscal year 2006, as compared to 768 properties for all of fiscal year 2005. In addition, the average selling prices increased in 2006 as compared to 2005. The average selling price of the properties sold during fiscal year 2006 was approximately $1,723, an increase of $77 (4.7%) per parcel as compared to the average per lot selling price of approximately $1,646 during fiscal year 2005.

The following table details the number of properties sold, the state in which the properties sold were located, and the net revenue generated by the properties sold for the years ended December 31, 2006 and 2005:

	FY 2006		FY 2005
	Properties Sold	Revenue (000s)	Properties Sold	Revenue (000s)
Texas	1,588	$2,059.5	701	$1,174.5
Oklahoma	464	646.1	67	89.8
Pennsylvania	504	1,211.3	-	-
New Mexico	53	217.0	-	-
Florida	23	183.2	-	-
Colorado	12	239.2	-	-
	2,644	$4,556.3	768	$1,264.3

As the above table shows, the Company made significant progress in diversifying its mix of properties sold during fiscal year 2006, as it sold properties that were located in six different states. During fiscal year 2005, the Company sold properties that were located in only two different states, with approximately 91% of the properties sold being located in just one state (Texas). The continued diversification of the Company’s mix of properties sold is an important aspect of its business strategy, as a diversified portfolio of properties to sell may allow the Company to significantly increase both sales volume and net revenues while minimizing the risk of flooding a particular market with properties and adversely affecting our customers ability to resell their property at a profit.
Cost of goods sold during fiscal year 2006 was $3,315,400, which represents an increase of $2,381,432 (254.9%) over the $933,968 during fiscal year 2005. Cost of goods sold includes land costs, processing fees (deeding fees and transaction fees), merchant fees, dues and taxes (property owner’s fees and property taxes), sales commissions (5% of gross sale amount), and royalties paid to an affiliate for sales resulting from leads generated from their customer database (35% of gross profits on the sale of properties relating to leads provided from their database - see note 11 in the accompanying notes to the financial statements). For the fiscal year ended December 31, 2006, the significant increase in cost of goods sold, as compared on a year-to-year basis, is due primarily to the fact that the Company had limited operations during fiscal year 2005. The Company sold 2,644 properties during fiscal year 2006 as compared to only 768 properties for all of fiscal year 2005. Land costs, which represent the single largest direct cost, totaled $2,099,652 during fiscal year 2006, or approximately $794 per property sold. During fiscal year 2005, land costs were $640,529, or approximately $834 per property sold. Royalties paid to an affiliate, which is the Company’s second largest direct cost, totaled $668,159 during fiscal year 2006, an increase of $490,262 from the $177,897 incurred during fiscal year 2005. As a percentage of net revenue, royalties paid to an affiliate were 14.7% during fiscal year 2006, a slight increase from the 14.1% during fiscal year 2005. The Company’s other direct costs are detailed in the table below.

The following table summarizes cost of goods sold for the years ended December 31, 2006 and 2005:

	FY 2006		FY 2005
	Total $ (000s)	As % of Net Revenue	Total $ (000s)	As % of Net Revenue
Cost of goods sold:
Land costs	$2,099.6	46.1%	$640.5	50.7%
Royalties to affiliate	668.1	14.7%	177.9	14.1%
Merchant fees	112.3	2.5%	24.9	2.0%
Processing fees	210.2	4.6%	40.3	3.2%
Commissions	189.4	4.2%	41.6	3.3%
Dues and Taxes	35.8	0.6%	8.7	0.6%
	$3,315.4	72.7%	$933.9	73.9%

Cost of goods sold for fiscal year 2006, as measured as a percentage of net revenue, decreased by approximately 1.5% as compared to fiscal year 2005, with the decrease due primarily to the reduction in land costs, as measured as a percentage of net revenue. Fiscal year 2006 land costs, as measured as a percentage of net revenue, decreased by approximately 9.1% as compared to land costs in fiscal year 2005, indicating an increase in the average mark-up that the Company was able to achieve on its properties. Both processing fees and sales commissions increased during fiscal year 2006, with the rise in sales commissions indicating that a slightly higher percentage of the properties sold were by commissioned sales people. The increase in processing fees is the result of higher transaction fees charged by outside agencies that process the property deeds and related paperwork. Dues and taxes were basically unchanged on a year-to-year basis, while royalties paid to an affiliate increased slightly as a result of the improved gross margin achieved by the Company in fiscal year 2006, which resulted in a slightly higher percentage of gross profit being paid to the affiliate.

Gross profit for fiscal year 2006 was $1,240,866, an increase of $910,521 (275.6%) as compared to the $330,345 for fiscal year 2005. As a percentage of net revenue, gross profit for fiscal year 2006 was 27.2%, as compared to 26.1% for fiscal year 2005. As previously stated, the significant increase in gross profit (as measured in dollars), on an annual basis, is due to the Company’s limited operations during fiscal year 2005.

Operating expenses for fiscal year 2006 were $1,878,623, which represents an increase of $1,696,203 from the $182,420 that was incurred during fiscal year 2005. Fiscal year 2006 operating expenses included a one-time, non-cash charge of $374,667 in relation to the issuance of 624,445 shares of the Company’s common stock to consultants (see notes 11 & 13 of the accompanying notes to the financial statements). Excluding this non-recurring charge, operating expenses for fiscal year 2006 would have only been $1,503,956, which represents an increase of $1,321,536 from the $182,420 incurred during fiscal year 2005. The $1,321,536 increase in operating expenses primarily consists of a $581,467 increase in salaries and related expenses, a $196,687 increase in legal fees, a $159,723 increase in investor relation expenses, a $116,155 increase in professional fees to a related party, a $44,700 increase in accounting/audit fees, an $80,699 increase in travel expenses, and a $68,000 inventory impairment charge (see note 6 of the accompanying notes to the financial statements).

Salaries and related expenses increased due to an increase in headcount, with the Company going from four (4) employees as of December 31, 2005 to fifteen (15) as of December 31, 2006 and the amortization of $25,934 in option related compensation to Directors of the Company (see note 14 of the accompanying notes to the financial statements). The Company’s personnel consists of two (2) accounting/finance employees, six (6) land acquisition specialists, two (2) customer support employees, and five (5) sales people. Neither the Company’s Chief Executive Officer nor its President was paid a salary during fiscal years 2005 and 2006. Legal fees increased primarily due to fees incurred in relation to (1) the Company’s acquisition of Landbank, LLC, (2) its Form 10-SB filing with the SEC, (3) a proposed private placement of the Company’s stock, and (4) the preparation/review of the Company’s required filings as a public company. The increase in investor relation expenses was the direct result of the Company’s reverse merger that was completed in January 2006. Prior to the reverse merger, the Company’s operating subsidiary, Landbank, LLC, was a private entity whose stock was not traded on any exchange, and, therefore, did not require, nor incur, any investor relations or public reporting expenses. Investor relations expenses incurred during fiscal year 2006 resulted from the Company’s agreement with Aurelius Consulting Group, Inc./RedChip Companies (see note 13 of the accompanying notes to the financial statements) and transfer agent fees incurred as a result of the Company’s 1 for 10 reverse stock split in June 2006. The $126,805 of professional fees to a related party were fees paid to an accounting firm owned by Ray Gaytan (see note 11 of the accompanying notes to the financial statements), a Director of the Company. Mr. Gaytan’s firm provided tax, accounting, and other professional fees to the Company during fiscal year 2006 and served a critical role in managing/reviewing the Company’s financial affairs after the death of the Company’s former Chief Financial Officer in February 2006. Audit fees increased due to the fact that fiscal year 2005 was the first year of operations for the Company’s operating subsidiary, Landbank, LLC, and, therefore, the first time there were financial results to audit. The Company did not accrue any accounting/audit expenses during fiscal year 2005 but it did begin accruing audit expenses during fiscal year 2006. Travel expenses increased as a result of the increase in the amount of properties purchased during fiscal year 2006, which required the Company’s land acquisition specialists to travel the country to inspect properties and participate in tax liquidation sales.

The following table details operating expenses for the years ended December 31, 2006 and 2005:

	FY 2006	FY 2005
	(000s)	(000s)
Salaries and related taxes	$617.9	$36.4
Legal fees	220.7	24.0
Investor relations expenses	159.7	-
Professional fees - related party	126.8	-
Professional fees	81.4	95.4
Accounting/audit expenses	44.7	-
Travel	127.0	46.0
Office rent - related party	22.2	12.6
Stock issued to consultants	374.7	-
Inventory impairment	68.0	-
Other	35.5	(32.0)
	$1,878.6	$182.4

The Company incurred a one-time charge of $140,000 during fiscal year 2006 relating to its acquisition of LandBank, LLC. This non-recurring charge represents a cash payment made by Landbank, LLC per the terms of the acquisition agreement (see note 2 of the accompanying notes to the financial statements). The another significant non-recurring charge was in the amount of $235,000 payable to Piping Partners Holdings, LLC for their services relating to both the Company’s acquisition of Landbank, LLC (see note 13 of the accompanying notes to the financial statements) and the filing of the Company’s Form 10SB with the Securities and Exchange Commission.

Interest expense for fiscal year 2006 totaled $184,121, an increase of $124,569 as compared to interest expense of $59,552 for fiscal year 2005. Related party interest for fiscal year 2006 totaled $129,986, an increase of $89,552 over the $40,434 of related party interest expense for fiscal year 2005. The significant increase in related party interest expense, on a year-to-year basis, is the result of (1) the Company’s limited operations, which resulted in related party interest charges for only seven (7) months of 2005 versus twelve (12) months in fiscal year 2006, and (2) the Company borrowed an additional $859,677 from its affiliates during fiscal year 2006 that was subject to interest charges. Interest expense on the loan for the Pershing County, Nevada properties totaled $54,135 in fiscal year 2006, an increase of $35,017 from the $19,118 in fiscal year 2005.

The increase in annual interest expense on the bank loan is due entirely to the fact that the Company had twelve months of interest charges in fiscal year 2006 as compared to only four months of charges in fiscal year 2005.

The net loss for fiscal year 2006 totaled $1,199,070, which represents a decrease of $1,281,443 as compared to the net income of $82,373 for fiscal year 2005. The significant decrease in net income, on a year-to-year basis, is the result of several factors, such as the increase in salaries and related expenses of $581,467 caused by an increase in headcount from four (4) employees as of December 31, 2005 to fifteen (15) as of December 31, 2006, the $140,000 non-recurring charge for the Landbank, LLC acquisition, the $374,667 non-recurring, non-cash charge for common stock issued to consultants for services provided, the $235,000 non-recurring charge for services provided by Piping Partners Holdings, LLC, the $196,687 increase in legal fees, most of which is attributable to the Company’s acquisition of Landbank, LLC and its subsequent filing requirements as a public company, the $159,723 in investor relations expenses, the $68,000 inventory impairment charge, and the $160,855 in related party professional fees and accounting/audit expenses. The Company’s limited operations during fiscal year 2005 contributed to its significantly lower costs, on a year-to-year basis, as compared to fiscal year 2006. Another critical factor driving the increase in expenses during fiscal year 2006 was the Company’s status as a public company, which resulted in the Company incurring charges (investor relations, audit expenses, legal fees relating to securities/public company issues) that were non-existent in fiscal year 2005.

Excluding the non-recurring charges mentioned above, the net loss for fiscal year 2006 would have been as follows:

FY 2006 net loss	$1,199,070
Less stock issued for services (non-cash)	(374,667)
Less fees to Piping Partners Holdings, LLC	(235,000)
Less merger-related fees	(140,000)
Adjusted FY 2006 net loss	$449,403

The adjusted net loss of $449,403 represents an average monthly net loss of approximately $37,500, which the Company believes is a result of the sales volume not having increased at the same rate as the increase in costs associated with the Company’s expanded infrastructure. The Company believes that its current infrastructure can support a sales volume significantly higher than its current sales volume with minimal, if any, increase in monthly expenses.

Assets and Liabilities

As stated above under “Operating Results,” for meaningful comparison purposes, the assets and liabilities of the Company as of December 31, 2006 based on its consolidated financial statements for the twelve-month period then-ended, have been compared with the assets and liabilities as of December 31, 2005 as set forth in the 2005 audited financial statements for its operating subsidiary, Landbank, LLC, as opposed to the assets and liabilities of the Company’s former operations.

The Company had a cash balance of $265,970 as of December 31, 2006, a decrease of $365,455 from the $631,425 on hand as of December 31, 2005. Cash used by operating activities was $1,623,661, with the Company’s net loss of $1,199,070 representing the majority of the usage. Non-cash expenses included in the net loss totaled $468,601 and were in relation to shares issued for professional/consulting services, options granted to certain Directors of the Company, and the $68,000 inventory impairment charge (see notes 6, 11, 13, and 14 of the accompanying notes to the financial statements). Excluding the non-cash charges, the Company’s net loss represented $730,469 of the total amount of cash used by the Company’s operating activities. Inventory purchases $868,787, the reduction in deferred income $538,700, the elimination of the reserve for returns $26,148, and the increase in other receivables $8,542 accounted for the remaining $1,442,177 of the usage and were partially offset by an increase in accounts payable and accrued expenses $438,533 and a reduction in prepaid expenses $110,452. Cash provided by financing activities totaled $1,258,206 and consisted of net borrowings from affiliated companies in the amount of $1,318,034 less the $59,828 in principal payments made on the bank loan. Netting the cash used by operations, which totaled $1,623,661, with the proceeds from financing activities, which totaled $1,258,206, results in net cash used of $365,455.

Inventory was $3,237,263 as of December 31 2006, an increase of $800,785 (net of the inventory impairment charge) from the $2,436,478 that was held as of December 31, 2005. The Company purchased significant new holdings in Pennsylvania, Texas, Florida, Arizona, New Mexico, and Colorado during fiscal year 2006. The following table details the Company’s inventory holdings, as of December 31, 2006, by the state in which the properties are located:

	Actively Marketed	Being Prepared for Marketing	Total
Arizona	$29,614	$-	$29,614
Colorado	314,128	-	314,128
Florida	19,600	-	19,600
Mexico	-	298,348	298,348
Michigan	15,919	-	15,919
Nevada	-	855,476	855,476
New Mexico	60,285	-	60,285
Oklahoma	21,917	-	21,917
Pennsylvania	359,512	32,748	392,260
Texas	1,226,566	3,150	1,229,716
Total	$2,047,541	$1,189,722	$3,237,263

“Actively Marketed” properties are properties that are ready for immediate resale, while properties “Being Prepared for Marketing” are properties that are not currently ready to be sold due to any number of reasons, such as, but not limited to, zoning issues and title issues. In regard to the properties listed above that are categorized as “Being Prepared for Marketing”, the property in Mexico is awaiting final deeding from the previous owner to the Company. The deeding process in Mexico has proven to be a slow and tedious affair, and, based on this particular experience, the Company will carefully evaluate any future purchases of property in Mexico. The Nevada property, which is also categorized as “Being Prepared for Marketing”, has been delayed from being actively marketed as the Company awaits approval to subdivide the properties into smaller parcels. This property was originally purchased in fiscal year 2005 and is the only property that the Company has not purchased for cash in full; this property is financed by a bank loan (see note 5 of the accompanying notes to the financial statements). The remaining properties that are categorized as “Being Prepared for Marketing”, which are located in Pennsylvania and Texas, were purchased late in fiscal year 2006 and are in the process of being deeded to the Company. Based on the Company’s operating results, and sales volume, for fiscal year 2006, the $2,047,541 of properties that are ready for immediate resale equates to approximately a one year supply of inventory.
The Company recorded a $68,000 charge for inventory impairment as of December 31, 2006 in relation to its quarterly review of its inventory holdings (the inventory totals listed above are net of the impairment charge). The Company performs quarterly reviews of its inventory holdings (see note 1 of the accompanying notes to the financial statements) in an attempt to ensure that the carrying, or recorded, cost of the inventory is not greater than its estimated fair market value (“FMV”). In performing its most recent review, the Company identified several properties within its Montgomery County, Texas holdings that, based on our review, had become impaired. The Company wrote down the value of these properties to their current estimated FMV, thereby incurring a $68,000 charge for inventory impairment.

As previously mentioned, the Company is aggressively pursuing strategies to diversify its real estate holdings. The Company believes that a broad, diversified inventory of properties may provide more buying options to our customer base while also attracting new customers who may not have previously purchased property from the Company because the Company did not offer the type of property that these individuals were interested in buying. Also, the Company believes that a diversified inventory portfolio may allow it to significantly increase both sales volume and net revenue while minimizing the potential to flood a particular market, or geographical region, with properties, and, in the process, depress property values and adversely impact the ability of our customers to resell their property at a profit.

Prepaid expenses totaled $214,175 as of December 31, 2006, a decrease of $110,452 (34.0%) from the $324,627 as of December 31, 2005. The decrease in prepaid assets is due entirely to the decrease in prepaid expenses related to the Company’s deferred revenue. The Company follows FASB 66 - Accounting for Sales of Real Estate (see note 1 of the accompanying notes to the financial statements), and due to the Company’s 60-day refund policy, all sales transactions, and their related direct expenses, are not recognized until after the expiration of the buyer’s 60-day rescission period. Therefore, the Company records these direct expenses, which include royalties paid to an affiliate, sales commissions, merchant fees, and processing fees, as prepaid expenses until the 60-day buyer’s rescission period has expired. Prepaid rent represents the first, and last, months rent on the Company’s new office in Alameda, California, and prepaid insurance relates to both the Company’s general liability and directors & officers insurance policies and are expensed over the one-year term of the policies. The following table details prepaid expenses as of December 31, 2006 and 2005:

	As of 12/31/06	As of 12/31/05
Rent	$4,663	$-
Insurance	13,417	-
Merchant fees	18,730	26,304
Sales commissions	31,530	43,841
Royalties to an affiliate	107,227	202,882
Processing fees	38,608	51,600
	$214,175	$324,627

Current liabilities totaled $3,968,360 as of December 31, 2006, an increase of $1,000,726, or 33.7%, from the $2,967,634 as of December 31, 2005. The following table details current liabilities as of December 31, 2006 and 2005:

	As of 12/31/06	As of 12/31/05
Accounts payable	$163,175	$32,187
Accrued expenses	330,448	22,905
Due to related parties	2,640,875	1,493,288
Reserve for returns	-	26,148
Current portion - bank loan	39,195	59,739
Deferred revenue	794,667	1,333,367
	$3,968,360	$2,967,634

Accounts payable consist of normal expenses incurred during the course of business, and the Company’s payables are current with regard to vendor terms. The increase in accounts payable is due to the significant increase in the Company’s business operations, as the Company has grown significantly since December 2005. Three vendors accounted for approximately $140,000 of the accounts payable balance, with approximately $20,000 owed to the Company’s legal counsel and $120,000 owed to two Property Owners Associations for dues on properties owned by the Company as of December 31, 2006. Accrued expenses consisted of $195,000 owed to Piping Partners Holdings, LLC (see note 13 of the accompanying notes to the financial statements), $51,448 of accrued payroll and related expenses, and shares to be issued in the amount of $84,000 in relation to services provided by Aurelius Consulting Group, Inc./RedChip Companies (see notes 10 and 13 of the accompanying notes to the financial statements). The Company owed related parties $2,640,875 as of December 31, 2006, which consisted of $1,986,069 borrowed from affiliated companies (see note 3 of the accompanying notes to the financial statements), accrued interest of $170,420 related to the funds borrowed from affiliated companies, accounting/professional fees totaling $36,009 owed to Gaytan, Baumblatt, and Leevan, a firm owned by a Director of the Company, and royalties owed to an affiliated company in the amount of $448,377 (see note 11 of the accompanying notes to the financial statements). The $39,195 is the current portion of a bank loan for the Nevada properties (see note 5 of the accompanying financial statements), while the deferred revenue relates to sales that have occurred as of December 31, 2006, but whose revenue has not been recognized as of December 31, 2006 in compliance with FASB 66 - Accounting for Sales of Real Estate (see note 1 of the accompanying notes to the financial statements). Deferred revenue decreased due to fewer property sales in the months of November and December 2006 as compared to the same period in fiscal year 2005.

As of December 31, 2006, the Company owed $512,881 to a third party who financed the Company’s purchase of properties in Pershing County, Nevada, of which $39,195 is classified as a current liability and $473,686 as a long-term liability. The properties were purchased in August 2005, and the amount owed as of December 31, 2005 was $572,709. The Company is required to make monthly payments of principal and interest, with total principal payments of $59,828 and interest payments of $54,135 having been made by the Company during fiscal year 2006. As of December 31, 2006, the Company was current with payments due on this loan.

Liquidity and Capital Resources

To date, the Company has funded the cost of the acquisition of new properties primarily from net revenues received from sales of properties in inventory and from funds borrowed from affiliates. The Company has not incurred any debt in order to finance its operations, with the exception of amounts due to affiliates and mortgages taken out for 19 sections of land acquired in Pershing County, Nevada in 2005 (see note 5 of the accompanying financial statements). These mortgages bear interest at 10% per annum and mature September 1, 2015. The Company anticipates selling these properties by December 31, 2007 and repaying these mortgages in full.

While the Company believes that it can achieve its current objectives without raising additional capital, additional capital would allow the Company to benefit from economies of scale in the real estate market and to shorten the lead-time required to acquire new properties. Additional capital would also allow the Company to acquire a more diversified portfolio of properties that the Company believes would allow it to significantly increase both sales volume and net revenue while minimizing the potential to flood a particular market, or geographical region, with properties, and, in the process, depress property values and adversely impact the ability of our customers to resell their property at a profit. Toward that end, the Company has engaged consultants to advise it with respect to raising capital in the public and/or the private marketplaces in the short and medium term. The Company believes, however, that based upon current plans, it will be able to fund its current operations from existing cash flows from operations for the next 12 months without raising any additional capital. To the extent that our cash flow from operations is insufficient to fund our future activities, we may need to raise additional funds through equity or debt financing. There can be no assurance that such financings can be obtained on favorable terms, if at all.

Since the Company had revenues in both fiscal years 2006 and 2005, the Company plans to continue its current model, namely, an emphasis on carefully selecting properties to acquire for resale while at the same time broadening its customer/resale base. The Company has no plans to make any significant changes in the number of its employees, although we do anticipate possibly increasing the number of acquisition specialists as we expand into new states.

The Company has no material commitments for capital expenditures as the Company lets marketplace conditions serve as its guide in terms of acquisition exposure. There are no significant elements of income or loss arising from anything other than the Company’s continuing operations.

Critical Accounting Estimates

The Company's consolidated financial statements are prepared in conformity with U.S. generally accepted accounting principles, which require the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Management bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances. The Company's estimates are based on the facts and circumstances available at the time; different reasonable estimates could have been used in the current period, and changes in the accounting estimates used are likely to occur from period to period, which may have a material impact on the presentation of the Company's financial condition and results of operations. Actual results reported by the Company may differ from such estimates. The Company reviews these estimates periodically and reflects the effect of revisions in the period that they are determined. Note 1 of the Notes to our Consolidated Financial Statements includes a summary of the accounting policies and methods used in the preparation of our consolidated accounts. Set forth below is a brief discussion of what the Company believes to be the more critical judgment areas in the application of the Company's accounting policies.

Impairment of Inventory

The Company's inventory consists of land parcels that are purchased for resale purposes, and, except for special circumstances, do not normally remain in inventory for a prolonged period of time. The Company records its inventory at the lower of cost or fair market value at the relevant balance sheet date. The Company reviews its inventory on a quarterly basis in an attempt to (1) identify "problem" properties that may become impaired (difficult or impossible to sell), and (2) identify the financial impact, or impairment, to the recorded cost, or carrying value, of these properties. The Company attempts to measure impairment on an item-by-item basis, but due to practical limitations, the Company also measures impairment for a group of similar/related properties. The Company considers properties to be similar/related if they are from the same subdivision and/or geographic region. For the purpose of this discussion, the term "property" refers to a specific property or a group of similar/related properties.

The Company recognizes inventory impairment at the time it's incurred, which is at the conclusion of the aforementioned quarterly reviews. Impairment charges, or write-downs to the recorded value of a property, occur when the estimated fair market value (FMV) of a property falls below the recorded, or carrying cost, of the associated property. The estimated FMV of a property is based on the conditions that exist at the relevant balance sheet date, with consideration being given to events after the relevant balance sheet date to the extent that they confirm conditions existing at or before the relevant balance sheet date. The Company's quarterly inventory impairment reviews require the exercise of judgment and take into consideration all relevant information available to the Company at the time the review is conducted. This periodic comparison of comparable information determines if the value of our properties has become impaired.

In attempting to identify impaired properties, the Company begins by analyzing recent trends in selling prices (EBay, Bid4Assets, real estate agent listings, and the Company's sales records) to establish the estimated fair market value (FMV) of a property and then compares the estimated FMV to the recorded value of the property to ensure that the estimated FMV has not fallen below the recorded value. Should it be determined that the estimated FMV is less than the recorded value, the Company records the appropriate impairment charge at that time, as it writes down the value of the property to it's estimated FMV, which does not include any profit/markup.

The Company also reviews its properties to identify problems/issues that may reduce a property's value, such as, but not limited to, zoning issues, right of way issues, and failed perc tests. Any of these problems, and similar problems not previously mentioned, can have an adverse affect on the estimated FMV of a property and necessitate a write-down of the recorded value of said property. Should it be determined that such "problem" properties exist, the Company records the appropriate impairment charge at that time, as it writes down the value of the property to it's estimated FMV, which, as previously mentioned, does not include any profit/markup.

The Company's return rates (the number of similar properties sold by the Company that have been returned to the Company by the buyer) are also reviewed in an effort to gauge the favorability, or salability, of its properties. The purpose of this review is to attempt to determine if certain properties are (1) not in favor with our Customer base, (2) overpriced, (3) saturated for that particular market, or (4) problem properties for some reason unknown to the Company. Should it be determined that certain properties are experiencing abnormally high return rates and may be difficult to sell at an estimated FMV above their recorded cost, the Company will record the appropriate impairment charge at that time, as it writes down the value of the property to its estimated FMV.

The Company's impairment analysis is predicated on establishing an accurate estimate of a property's FMV. This estimate of FMV is based on the analysis of known trends, demands, commitments, events and uncertainties. As previously stated, the Company reviews all relevant information at its disposal at the time its impairment analysis is being performed, and uses that data to assess what impairment charges, if any, have been incurred. However, estimated FMV can be difficult to establish and is contingent on market conditions, such as, but not limited to, supply and demand, local and national economic factors, and interest rates. Any change in these market conditions, and similar conditions not previously mentioned, could have a material impact on estimated FMV, and, therefore, future inventory impairment charges incurred by the Company. Since there is not always a readily available source for land values, the weight of all measures, as described above, are considered by management in its impairment analysis.

Off-balance Sheet Arrangements

We do not have any off-balance sheet arrangements, as defined in Item 303 of Regulation S-B.

Item 7. Financial Statements
LANDBANK GROUP, INC. AND SUBSIDIARY

Consolidated Financial Statements

For the Year Ended December 31, 2006

LANDBANK GROUP, INC. AND SUBSIDIARY

KABANI & COMPANY, INC.
Certified Public Accountants
 6033 West Century Blvd., Suite 810, Los Angeles, CA 90045

Phone (310) 694-3590
Fax (310) 410-0371
www.kabanico.com
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders of LandBank Group, Inc. and subsidiary

We have audited the accompanying consolidated balance sheet of LandBank Group, Inc. as of December 31, 2006, and the related statements of operations, shareholders’ equity(Deficit), and cash flows for the year ended December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of LandBank Group, Inc. as of December 31, 2006, and the results of its operations and cash flows for the year ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

The Company’s consolidated financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The company has accumulated deficit of $1,116,697 at December 31, 2006 including a net loss of $1,199,070 during the year ended December 31, 2006. These factors as discussed in Note 12 to the financial statements, raises substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 12. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Kabani & Company, Inc.

CERTIFIED PUBLIC ACCOUNTANTS
Los Angeles, California
March 31, 2007

LandBank Group, Inc. and Subsidiary
Consolidated Balance Sheet
As of December 31, 2006

ASSETS

Current assets
Cash & cash equivalents	$265,970
Inventory - land parcels	3,237,263
Other receivable	8,542
Prepaid expenses	214,175

Total assets	$3,725,950

LIABILITIES AND SHAREHOLDERS' DEFICIT

Current liabilities
Accounts payable	$163,175
Accrued expenses	330,448
Due to related parties	2,640,875
Loan payable - current portion	39,195
Deferred income	794,667

Total current liabilities	3,968,360

Loan payable - non-current portion	473,686

Shareholders' deficit
Common stock, 100,000,000 shares authorized; $0.0001
par value; 9,835,331 issued and outstanding	984
Additional paid in capital	399,617
Accumulated deficit	(1,116,697)

Total shareholders' deficit	(716,096)

Total liabilities and shareholders' deficit	$3,725,950

The accompanying notes are an integral part of these consolidated financial statements.

Landbank Group Inc. and Subsidiary
Consolidated Statements of Operations
For The Years Ended December 31, 2006 and 2005

	2006	2005

Revenue, net	$4,556,266	$1,264,313

Cost of revenue
Direct selling expenses	2,647,241	756,071
Royalty to related party	668,159	177,897

Total cost of sales	3,315,400	933,968

Gross profit	1,240,866	330,345

Operating expenses
Rent, related party	22,226	12,570
Professional fees, related parties	126,805	10,650
Professional fees	433,167	-
Inventory impairment	68,000	-
Legal fees	220,693	24,006
Directors and officers compensation	83,049	-
General & administrative expenses	924,683	135,194

Total operating expenses	1,878,623	182,420

Income (loss) from operations	(637,757)	147,925

Other expenses
Merger-related costs	(140,000)	-
Professional fees	(235,000)
Interest expense - bank	(54,135)	(19,118)
Interest expense - related parties	(129,986)	(40,434)

Total other expenses	(559,121)	(59,552)

Income (loss) before income taxes	(1,196,878)	88,373

Provision for income taxes	2,192	6,000

Net income (loss)	$(1,199,070)	$82,373

Basic and diluted weighted average number
of common stock outstanding	9,627,872	8,200,000

Basic and diluted net income (loss) per share	$(0.12)	$0.01

Basic and diluted weighted average shares of common stock outstanding are the same because the effect of dilutive securities is anti-dilutive.

The accompanying notes are an integral part of these consolidated financial statements.

LandBank Group, Inc. and Subsidiary
Consolidated Statements of Shareholders' Equity (Deficit)
As of December 31, 2006

			Additional	Retained
	Common Stock		Paid in	Earnings	Shareholders'
	Shares	Amount	Capital	(Deficit)	Equity (Deficit)
Balance as of January 1, 2005	-	$-	$-	$-	$-

Shares issued per merger	8,200,000	820	(820)	-	-

Net income for the year ended December 31, 2005	-	-	-	82,373	82,373

Balance as of December 31, 2005	8,200,000	820	(820)	82,373	82,373

Recapitalization	1,005,200	101	(101)	-	-

Shares issued to consultants	624,445	62	374,605	-	374,667

Shares issued for rounding up for split	5,686	1	(1)	-	-

Amortization of options granted to Directors	-	-	25,934	-	25,934

Net loss for the year ended December 31, 2006	-	-	-	(1,199,070)	(1,199,070)

Balance as of December 31, 2006	9,835,331	$984	$399,617	$(1,116,697)	$(716,096)

The accompanying notes are an integral part of these consolidated financial statements.

LandBank Group, Inc. and Subsidiary
Consolidated Statements of Cash Flows
For the Years Ended December 31, 2006 and 2005

	2006	2005
Cash flows from operating activities:
Net income (loss)	$(1,199,070)	$82,373
Adjustments to reconcile net income (loss) to net cash
used in operating activities:
Shares issued for service	374,667	-
Amortization of options granted to Directors	25,934	-
Inventory Impairment	68,000	-
Changes in current assets and liabilities:
(Increase) decrease in current assets
Inventory - land parcels	(868,787)	(2,436,478)
Other receivable	(8,542)	-
Prepaid expenses	110,452	(324,627)
Increase (decrease) in current liabilities
Accounts payable	130,990	32,187
Accrued expenses	307,543	22,905
Reserve for returns	(26,148)	26,148
Deferred income	(538,700)	1,333,367

Total adjustments	(424,591)	(1,346,498)

Net cash used in operating activities	(1,623,661)	(1,264,125)

Cash flows from financial activities
Due to related parties	1,318,034	1,322,841
Repayment of loans	(59,828)	572,709

Net cash provided by financial activities	1,258,206	1,895,550

Net change in cash and cash equivalents	(365,455)	631,425

Cash and cash equivalents - beginning balance	631,425	-

Cash and cash equivalents - ending balance	$265,970	$631,425

Supplemental disclosure of cash flows information:

Taxes paid	$8,192	$-

Interest paid	$54,135	$19,118

The accompanying notes are an integral part of these consolidated financial statements.

LANDBANK GROUP, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Nature of business and significant accounting policies:

Nature of business:

Landbank Group, Inc., formerly known as iStorage Network, Inc. (“iStorage”), formerly known as Camryn Information Services, Inc, was incorporated under the laws of the State of Delaware on May 13, 1997.

On January 26, 2006, iStorage issued 8,200,000 shares of restricted stock (post-split) in exchange for all of the assets and liabilities of Landbank, LLC, a company organized in the State of California in December 2004, and $140,000 in cash. iStorage changed its name to Landbank Group, Inc. The former members of Landbank, LLC became approximately 90% owners of the Company.

The exchange of shares with Landbank, LLC was accounted for as a reverse acquisition under the purchase method of accounting since the stockholders of Landbank, LLC obtained control of the consolidated entity (collectively, “the Company”). Accordingly, the merger of the two companies was recorded as a recapitalization of Landbank, LLC, where as Landbank, LLC was treated as the continuing entity. The historical results for the years ended December 31, 2006 include Landbank, LLC, and Landbank Group, Inc. (from the acquisition date) while the historical results for the years ended December 31, 2005 include only Landbank, LLC. The financial statements of the legal acquirer (the Company) are not significant; therefore, no pro forma financial information is being submitted.

The Company makes bulk acquisitions of parcels of land, and resells the land as individual parcels. The Company seeks to acquire a majority of its land “in-bulk” through the real property tax lien foreclosure process, either at local government tax sales, directly from local government entities having acquired property at tax sales, or directly from owners of tax-defaulted parcels prior to tax sale.

The types of real estate acquired and sold by the Company include undeveloped acreage, houses, and lots. These parcels are marketed nationwide. To date, the Company has acquired properties in Arizona, Colorado, Florida, New Mexico, Nevada, Oklahoma, New York, Pennsylvania, Texas, and in the State of Chihuahua, Mexico.

The Company resells the land as individual parcels through multiple distribution channels, including Internet sales and leads developed by the Company, its affiliates, or third party vendors. The Company also uses the Internet to market its properties.

The Company shares its office space with its affiliates.

The Company’s principal office is located in Van Nuys, California. The property is leased from a real estate company related to the Company by common ownership under a five-year lease that expires in 2008.

The Company also has a satellite office in American Fork, Utah, a processing and acquisition office in Alameda, California, and a sales office in Phoenix, Arizona. Office space at both the American Fork and Phoenix locations are shared with its affiliates. The Alameda office space is provided by one of the directors of the Company.

Summary of significant accounting policies

The following summary of significant accounting policies used in the preparation of these consolidated financial statements is in accordance with generally accepted accounting principles.

Principles of Consolidation

The consolidated financial statements consist of the accounts of Landbank Group, Inc. (“Parent”) and its wholly owned subsidiary Landbank, LLC, a California Limited Liability Company (collectively “The Company”). All material inter-company transactions have been eliminated in consolidation.

Cash and cash equivalents

For purposes of the statement of cash flows, cash equivalents include all highly liquid debt instruments with original maturities of ninety days or less which are not securing any corporate obligations.

Concentration

The Company maintains its cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts.

Inventory

The Company’s inventory consists of land parcels that are purchased for resale purposes, and, except for special circumstances, do not normally remain in inventory for a prolonged period of time. The Company records its inventory at the lower of cost or fair market value at the relevant balance sheet date. The Company reviews its inventory on a quarterly basis in an attempt to (1) identify “problem” properties that may become impaired (difficult or impossible to sell), and (2) identify the financial impact, or impairment, to the recorded cost, or carrying value, of these properties. The Company attempts to measure impairment on an item-by-item basis, but due to practical limitations, the Company also measures impairment for a group of similar/related properties. The Company considers properties to be similar/related if they are from the same subdivision and/or geographic region. For the purpose of this discussion, the term “property” refers to a specific property or a group of similar/related properties.

The Company recognizes inventory impairment at the time it’s incurred, which is at the conclusion of the aforementioned quarterly reviews. Impairment charges, or write-downs to the recorded value of a property, occur when the estimated fair market value (FMV) of a property falls below the recorded, or carrying cost, of the associated property. The estimated FMV of a property is based on the conditions that exist at the relevant balance sheet date, with consideration being given to events after the relevant balance sheet date to the extent that they confirm conditions existing at or before the relevant balance sheet date. The Company’s quarterly inventory impairment reviews require the exercise of judgment and take into consideration all relevant information available to the Company at the time the review is conducted. This periodic comparison of comparable information determines if the value of our properties has become impaired.

In attempting to identify impaired properties, the Company begins by analyzing recent trends in selling prices (EBay, Bid4Assets, real estate agent listings, and the Company’s sales records) to establish the estimated fair market value (FMV) of a property and then compares the estimated FMV to the recorded value of the property to ensure that the estimated FMV has not fallen below the recorded value. Should it be determined that the estimated FMV is less than the recorded value, the Company records the appropriate impairment charge at that time, as it writes down the value of the property to it’s estimated FMV, which does not include any profit/markup.

The Company also reviews its properties to identify problems/issues that may reduce a property’s value, such as, but not limited to, zoning issues, right of way issues, and failed perc tests. Any of these problems, and similar problems not previously mentioned, can have an adverse affect on the estimated FMV of a property and necessitate a write down of the recorded value of said property. Should it be determined that such “problem” properties exist, the Company records the appropriate impairment charge at that time, as it writes down the value of the property to it’s estimated FMV, which, as previously mentioned, does not include any profit/markup.

The Company’s return rates (the number of similar properties sold by the Company that have been returned to the Company by the buyer) are also reviewed in an effort to gauge the favorability, or salability, of its properties. The purpose of this review is to attempt to determine if certain properties (1) are not in favor with our Customer base, (2) are over priced, (3) the particular market for that property is saturated, or (4) are problem properties for some reason unknown to the Company. Should it be determined that certain properties are experiencing abnormally high return rates and may be difficult to sell at an estimated FMV above their recorded cost, the Company will record the appropriate impairment charge at that time, as it writes down the value of the property to it’s estimated FMV.

The Company’s impairment analysis is predicated on establishing an accurate estimate of a property’s FMV. This estimate of FMV is based on the analysis of known trends, demands, commitments, events and uncertainties. As previously stated, the Company reviews all relevant information at its disposal at the time its impairment analysis is being performed, and uses that data to assess what impairment charges, if any, have been incurred. However, estimated FMV can be difficult to establish and is contingent on market conditions, such as, but not limited to, supply and demand, local and national economic factors, and interest rates. Any change in these market conditions, and similar conditions not previously mentioned, could have a material impact on estimated FMV, and, therefore, future inventory impairment charges incurred by the Company. Since there is not always a readily available source for land values, the weight of all measures, as described above, are considered by management in its impairment analysis.

During the year ended December 31, 2006, the Company recorded an inventory impairment charge of $68,000 in relation to the write-down of the carrying, or recorded, cost of properties owned by the Company in Montgomery County, Texas. As a result of the Company’s review for the quarter ending December 31, 2006, several groups of properties within its Montgomery County, Texas holdings were identified as impaired due to zoning issues, title issues, the poor quality of the property, or a combination of the three. As a result, the Company’s estimate of the fair market value (“FMV”) of these properties was significantly lower than their recorded cost, so an impairment charge of $68,000 was recorded to bring the carrying cost of these properties in line with their current estimated FMV.

Income taxes

The Company utilizes SFAS No. 109, “Accounting for Income Taxes,” which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates primarily relate to unsettled transactions and events as of the date of the financial statements.

Recognition of revenue and expenses

The Company follows FASB 66 - Accounting for Sales of Real Estate. Substantially all of the Company’s land sales are all-cash transactions. The Company also had a small, insignificant number of financing transactions through December 31, 2006. Because the Company’s policy for the all-cash transactions is to allow the buyer 60 days to rescind his real estate purchase, and because the Company does not issue the deed of trust on a financing sale until the note is paid in full, the deposit method of accounting is used. Under the deposit method, revenues and their related expenses, including inventory, are not recognized until the end of the buyer’s 60-day rescission period, for the all-cash sales, and at the time the note is paid in full for the financing transaction (also see note 4).

Issuance of shares for service

The Company accounts for the issuance of equity instruments to acquire goods and services based on the fair value of the goods and services or the fair value of the equity instrument at the time of issuance, whichever is more reliably measurable.

Segment reporting

Statement of Financial Accounting Standards No. 131 ("SFAS 131"), "Disclosure about Segments of an Enterprise and Related Information" requires use of the "management approach" model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company. SFAS 131 has no effect on the Company's financial statements as substantially all of the Company's operations are conducted in one industry segment.

Recent pronouncements

In February 2006, FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments”. SFAS No. 155 amends SFAS No 133, “Accounting for Derivative Instruments and Hedging Activities”, and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”. SFAS No. 155, permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interest in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of the Company’s first fiscal year that begins after September 15, 2006. SFAS No. 155 is not expected to have a material effect on the consolidated financial position or results of operations of the Company.

In March 2006 FASB issued SFAS 156 ‘Accounting for Servicing of Financial Assets’ this Statement amends FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, with respect to the accounting for separately recognized servicing assets and servicing liabilities. This Statement:

1.	Requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract.
2.	Requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable.
3.	Permits an entity to choose ‘Amortization method’ or ‘Fair value measurement method’ for each class of separately recognized servicing assets and servicing liabilities.
4.
At its initial adoption, permits a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available-for-sale securities under Statement 115, provided that the available-for-sale securities are identified in some manner as offsetting the entity’s exposure to changes in fair value of servicing assets or servicing liabilities that a servicer elects to subsequently measure at fair value.

5.
Requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities.

This Statement is effective as of the beginning of the Company’s first fiscal year that begins after September 15, 2006. Management believes that this statement will not have a significant impact on the consolidated financial statements.

In September 2006, FASB issued SFAS 157 ‘Fair Value Measurements’. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The management is currently evaluating the effect of this pronouncement on the consolidated financial statements.

In September 2006, FASB issued SFAS 158 ‘Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans—an amendment of FASB Statements No. 87, 88, 106, and 132(R)’ This Statement improves financial reporting by requiring an employer to recognize the over funded or under funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. However, an employer without publicly traded equity securities is required to disclose the following information in the notes to financial statements for a fiscal year ending after December 15, 2006, but before June 16, 2007, unless it has applied the recognition provisions of this Statement in preparing those financial statements:

1.	A brief description of the provisions of this Statement
2.	The date that adoption is required
3.	The date the employer plans to adopt the recognition provisions of this Statement, if earlier.

The requirement to measure plan assets and benefit obligations as of the date of the employer’s fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008. The management is currently evaluating the effect of this pronouncement on the consolidated financial statements.

In February 2007, FASB issued FASB Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities. FAS 159 is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted subject to specific requirements outlined in the new Statement. Therefore, calendar-year companies may be able to adopt FAS 159 for their first quarter 2007 financial statements.

The new Statement allows entities to choose, at specified election dates, to measure eligible financial assets and liabilities at fair value that are not otherwise required to be measured at fair value. If a company elects the fair value option for an eligible item, changes in that item's fair value in subsequent reporting periods must be recognized in current earnings. FAS 159 also establishes presentation and disclosure requirements designed to draw comparison between entities that elect different measurement attributes for similar assets and liabilities.

  2. Acquisition of LandBank, LLC

On January 26, 2006, Landbank Group, Inc. acquired all of the membership interests in Landbank, LLC in exchange for the transfer, by certain members of the previous management, of an aggregate of 8,200,000 shares of Landbank Group, Inc.’s stock (post-split), in exchange for which such members of previous management received Landbank Group, Inc.’s former wholly-owned subsidiary, iStorage Networks Group, Inc., and $140,000 in cash.

3. Due to/from related parties

The Company has amounts due to various related parties that are directors and companies related through common ownership. These amounts are unsecured, have no stated rates of interest, and have no maturity dates. Interest expense has been imputed on amounts due to related companies using a per annum rate of eight percent (8%). As of December 31, 2006, the Company had $2,640,875 due to related parties. Interest expense to related parties for the years ended December 31, 2006 and 2005 was $129,986 and $40,434, respectively.

	As of December 31, 2006			As of December 31, 2005
	Principal	Interest	Total	Principal	Interest	Total
John Beck's Amazing Profits, LLC	$448,377	$(5,179)	$443,198	$330,015	$-	$330,015
Mentoring of America, LLC	60,788	6,311	67,099	176,381	1,821	178,202
HG, Inc.	1,542,675	99,218	1,641,893	467,405	9,324	476,729
HG Marketing, LLC	382,606	67,677	450,283	482,606	25,736	508,342
Family Products, LLC	-	2,393	2,393	(174,000)	3,553	(170,447)
Gaytan, Baumblatt, Leevan	36,009	-	36,009	-	-	-
	$2,470,455	$170,420	$2,640,875	$1,282,407	$40,434	$1,322,841

Gaytan, Baumblatt, & Leevan is an accounting firm owned by Ray Gaytan, a Director of the Company (see Part 3, item 9 of the Company’s Form 10-KSB report).

4. Deferred revenue under the deposit method

Deferred revenue totaled $794,667 as of December 31, 2006.

The Company follows FASB 66 - Accounting for Sales of Real Estate (see note 1), and due to the Company’s 60-day refund policy, all sales transactions, and their related direct expenses, are not recognized until after the expiration of the buyer’s 60-day rescission period. Therefore, the Company records these direct expenses, which include royalties paid to an affiliate, sales commissions, merchant fees, and processing fees, as prepaid expenses until the 60-day buyer’s rescission period has expired.

Selling expenses include a royalty paid to John Beck’s Amazing Profits, LLC (“JBAP”)(see note 11) equal to 35% of the gross profit on sales resulting from a lead provided by JBAP, 5% sales commission, credit card merchant fees, trust deed transfer costs of $50 per transaction, and property assessment fees.

  5. Loans Payable

In August 2005, the Company purchased certain sections of land in Pershing County, Nevada subject to loans from Western Title Company. Each of the 19 sections of land secures their respective loan. The loans bear interest at 10% per annum and mature September 1, 2015, unless the corresponding real estate is sold sooner, in which case, the loan must be repaid.

During the year ended December 31, 2006, the Company made total principal payments of $59,828, which included $24,259 to repay one loan in full upon sale of the securing property.

The scheduled principal payments on these notes are as follows:

Years ended
December 31,
2007	$39,195
2008	43,299
2009	47,833
2010	52,842
2011	58,375
Thereafter	271,337

Total	512,881
Current portion	39,195

Long-term portion	$473,686

6. Impairment of Inventory

During the year ended December 31, 2006, the Company recorded an inventory impairment charge of $68,000 in relation to the write-down of the carrying, or recorded, cost of properties owned by the Company in Montgomery County, Texas. As stated above in note 1, the Company performs quarterly reviews of its inventory holdings to identify any potential inventory impairment. As a result of the Company’s review for the quarter ending December 31, 2006, several groups of properties within its Montgomery County, Texas holdings were identified as impaired due to zoning issues, title issues, the poor quality of the property, or a combination of the three. As a result, the Company’s estimate of the fair market value (“FMV”) of these properties was significantly lower than their recorded cost, so an impairment charge of $68,000 was recorded to bring the carrying cost of these properties in line with their current estimated FMV.

7. Prepaid Expenses

Prepaid expenses totaled $214,175 as of December 31, 2006, a decrease of $110,452 (34.0%) from the $324,627 as of December 31, 2005. The decrease in prepaid assets is due entirely to the decrease in prepaid expenses related to the Company’s deferred revenue. The Company follows FASB 66 - Accounting for Sales of Real Estate (see note 1), and due to the Company’s 60-day refund policy, all sales transactions, and their related direct expenses, are not recognized until after the expiration of the buyer’s 60-day rescission period. Therefore, the Company records these direct expenses, which include royalties paid to an affiliate, sales commissions, merchant fees, and processing fees, as prepaid expenses until the 60-day buyer’s rescission period has expired. Prepaid rent represents the first, and last, months rent on the Company’s new office in Alameda, California, and prepaid insurance relates to both the Company’s general liability and directors & officers insurance policies and are expensed over the one-year term of the policies. The following table details prepaid expenses as of December 31, 2006:

As of 12/31/06
Rent	$4,663
Insurance	13,417
Merchant fees	18,730
Sales commissions	31,530
Royalties to an affiliate	107,227
Processing fees	38,608
$214,175

8. Accounts Payable

Accounts payable consist of normal expenses incurred during the course of business, and the Company’s payables are current with regard to vendor terms. The increase in accounts payable is due to the significant increase in the Company’s business operations, as the Company has grown significantly since December 2005. Accounts payable were $163,175 as of December 31, 2006, with three vendors accounting for approximately $140,000 of the total. Approximately $20,000 was owed to the Company’s outside attorneys, with an additional $120,000 due to two different Property Owners Associations. The $120,000 was in relation to dues owed on properties owned by the Company.

9. Accrued Expenses

Accrued expenses totaled $330,448 as of December 31, 2006 and consisted of $195,000 owed to Piping Partners Holdings, LLC (see note 13), $84,000 related to shares to be issued to a consultant (see note 10), and $51,448 in accrued payroll and related expenses.

10. Stockholders’ Deficit

Retro-active recapitalization of shares outstanding

As stated above in note 2, the Company acquired all of the membership interests of Landbank, LLC on January 26, 2006. As a result, the Company’s stockholder equity was retroactively restated to reflect the equivalent number of shares received in the merger, which was 8,200,000 as adjusted for the 1 for 10 reverse stock split on June 30, 2006 (82,000,000 pre-split). Stockholders’ equity was $82,373 as of December 31, 2005.

Common Stock Issued

During the year ended December 31, 2006, the Company issued 624,445 shares for service valued at $374,667 at the time of issuance.

Common Stock to be issued

Pursuant to the terms of its agreement with Aurelius Consulting Group, Inc. (also see note 9), the Company is to issue shares worth $12,000 per month to Aurelius as compensation for services provided. During the three month period ended December 31, 2006, the Company recorded $48,000 in shares to be issued for services provided. The additional month of expense was to reconcile the eight (8) monthly installments with the term of the agreement, which was May 2006 through December 2006. Common stock to be issued, which totaled $84,000 as of December 31, 2006, has been reflected as a liability in the accompanying consolidated financial statements.

Stock Split

On March 3, 2006, the Company obtained written consent from stockholders holding a majority of the Company’s outstanding shares of voting securities to authorize a reverse split of the Company’s outstanding common stock. Pursuant to the terms of the written consent, the Company completed a 1 for 10 reverse split of its common stock, with special treatment for certain Company shareholders to preserve round lot shareholders. The following is a summary illustrating the effect of the reverse stock split:

	Post-Split	Pre-Split
Par Value	$0.0001	$0.00001

Authorized number of shares	100,000,000	1,000,000,000

Shares issued and outstanding	9,206,597	92,052,000

All fractional shares are rounded up and the authorized shares were reduced to 100,000,000. The financial statements have been retroactively restated for the effects of the above stock splits.

11. Related-party transactions

The Company pays a royalty to related companies equal to 35% of gross profit received by the Company on each all-cash sale generated by leads provided by that related company. Gross profit is defined as land sale revenue reduced by inventory cost, sales commissions, credit card merchant fees, and deed of trust transfer costs. The related companies are indirectly owned and controlled by two of the Company’s principal stockholders, who are also officers and directors of the Company. A third director of the Company receives a profit participation of 50% of the royalty payments received by one of the related companies, pursuant to its royalty agreement with the Company, for his services to that related company. During the years ended December 31, 2006 and 2005, the Company recorded royalty expense to related parties of $668,159 and $177,897, respectively. The Company had prepaid royalty expense to related parties of $107,227 as of December 31, 2006 (also see note 4).

The Company has an agreement with Investment Capital Researchers, Inc. (“ICR”), a Company owned by a member of the Company’s Board of Directors. Pursuant to the agreement, ICR received 200,000 shares (post-split) of the Company’s common stock on June 30, 2006 and may receive an additional 200,000 shares of the Company’s common stock (post-split) upon the achievement of specified milestones. Under the terms of the agreement, the issued shares can only be sold or transferred over a four-year period at the rate of 100,000 on each anniversary of the closing date of a secondary offering. All shares issued pursuant to this agreement will be restricted securities. The 200,000 shares issued on June 30, 2006 were valued at $120,000 based on fair value of the shares at the time of issuance. The Company expensed the entire $120,000 as non-cash consulting fees during the six month period ended June 30, 2006.

The Company shares its principal office in Van Nuys and its offices in both American Fork and Alameda with related parties. The Company does not pay rent at these facilities, but, if it were required to pay rent on these facilities, the Company estimates the monthly rent value being approximately $767, which the Company deems as not material. The related parties are companies owned and controlled by two of the Company’s principal stockholders, who are officers and directors of the Company. The Company's office in Phoenix, Arizona is subleased from a related company owned by two of the Company’s directors. Under the terms of the sublease arrangement, the Company pays a pro rata share of the rent paid by the related company, based upon the portion of the space occupied by the Company. During the years ended December 31, 2006 and 2005, the Company recorded related party rent expense totaling $22,226 and $12,570, respectively.

The following table details the Company’s rent expense commitments per the terms of the applicable lease agreements. The Company’s lease for its Arizona office expires in January 2008, while the lease on for its Alameda office expires in January 2009. These two leases represent the only leases currently entered into by the Company.

	2007	2008	2009
Arizona Office	$22,224	$1,852	$-

Alameda Office	25,245	28,392	2,366

Total	$47,469	$30,244	$2,366

A director of the Company has, through his accounting firm, provided accounting service to the Company. The Company has recorded related party accounting expense totaling $126,805 during the year ended December 31, 2006. The Company incurred $10,650 in related party accounting expense during the same period in fiscal year 2005.

The Company currently pays no salary or other compensation to its Chief Executive Officer or President. The Company’s Chief Financial Officer is paid an annual base salary of $110,000 for 2006.

  12. Concentration of Credit Risk

The Company maintains certain cash balances with a commercial bank. The Company’s cash balance of $265,970 as of December 31, 2006 was approximately $15,970 above insured limits.

13. Commitments

Joint Marketing Agreement with Aurelius Consulting Group, Inc.

On May 26, 2006, the Company entered into a Joint Marketing Agreement (the “Agreement”) with Aurelius Consulting Group, Inc. /Red Chip Companies (“ACG/RC”) to assist in marketing the Company to the investment community. ACG/RC, per the terms of the Agreement, will among other public relations and investor relations activities, distribute both a research report and a newsletter to the investment community.

In return for the above mentioned services, the Company will pay ACG/RC a total of $150,000 in cash and restricted shares of the Company’s common stock. The cash portion will total $44,000, with $20,000 down and $24,000 in eight monthly installments of $3,000 each. The remaining $106,000 is to be paid in stock, with $10,000 to be paid immediately and the remainder in eight monthly installments of $12,000 each.

As of December 31, 2006, the Company had paid ACG/RC $41,000 in cash and had issued 24,445 shares (post-split) of stock valued at $14,667 based on fair value of the shares at the time of issuance. The Company expensed the entire $14,667 as professional fees during the six month period ended June 30, 2006.

During the year ended December 31, 2006, the Company recorded $84,000 in shares to be issued for services provided and the same amount as professional fees. The amount is recorded as a current liability.

Consulting Agreement with Independent Third Parties.

On August 22, 2005, Landbank, LLC hired two (2) independent consultants (“the consultants”) to locate a publicly-traded company and negotiate a business combination with Landbank, LLC. In addition, the consultants were hired to assist the Company with future fundraising activities. Under the terms of the original agreement, the Company was to pay the consultants $180,000 cash, payable in nine (9) monthly installments of $20,000 each, commencing on September 1, 2005. On May 10, 2006, the parties amended the original agreement to include compensation for any funds directly raised by the consultants. Under terms of the amended agreement, the consultants are to receive 800,000 shares of the Company’s common stock (post-split), par value $0.0001, with 400,000 shares to be issued on June 30, 2006 and the remaining 400,000 shares issued upon the achievement of specified milestones.

Under the terms of the agreement, the issued shares can only be sold or transferred over a four-year period at the rate of 200,000 on each anniversary of the closing date of a secondary offering. All shares issued pursuant to this agreement will be restricted securities.

On June 30, 2006, the Company issued 400,000 shares (post-split) of its common stock to the consultants, valuing these shares at $240,000 based on fair value of the shares at the time of issuance. The Company expensed the entire $240,000 as professional fees during the six months ended June 30, 2006.

During the twelve months ended December 31, 2006, the Company paid the consultants $127,000.

Agreement with Piping Partners Holdings, Inc.

On January 25, 2006, the Company entered into an agreement with Piping Partners Holdings, LLC (“PPH”) to assist the Company in seeking quotation of the Company’s shares on the Over the Counter Bulletin Board (“OTCBB”).

Per terms of the agreement with PPH, the Company agrees to pay PPH a success fee, which includes any and all application and filing fees and expenses, of $235,000, which is to be paid upon active quotation, with PPH’s assistance, of the Company’s shares on the OTCBB, less any advance amounts, and a $10,000 advance for legal services engaged by PPH, and approved by the Company, in connection with the Exchange Act Reports.

As of December 31, 2006, the Company had paid PPH the above mentioned $10,000 advance for legal services and an additional $30,000 advance towards fees incurred by PPH in relation to their services provided to the Company.

14. Approval of 2006 Stock Incentive Plan

On November 2, 2006, the Board of Directors adopted, by written consent, the 2006 Stock Incentive Plan (“the Plan”). On November 9, 2006, the adoption of the Plan was approved and ratified by written consent signed by the holders of a majority of the Company’s stock. Per the terms of the Plan, the Company is authorized to reserve 3,000,000 shares of the Company’s authorized and unissued shares of common stock for issuance pursuant to the Plan.

On November 9, 2006, the Company granted options to each of its two independent directors to acquire 1,200,000 shares (600,000 shares per director) of the Company’s common stock pursuant to the Plan. During the year ended December 31, 2006, the Company recorded $23,986 of compensation based on the fair value method under FAS 123R using the following assumptions: Volatility of 125.95%, risk free interest rate of 4.60% , dividend yield of 0% and expected life of 5 years. The remaining value of the option grant will be expensed over the remaining vesting period.

On December 28, 2006, the Company granted options to two additional Directors, one of whom is the Company’s Chief Executive Officer and the other the President, in consideration of their service as Directors of the company. Each Director was granted an option to purchase 100,000 shares of common stock at an exercise price of $0.12 per share, the fair market value of our common stock on the date of grant. During the year ended December 31, 2006, the Company recorded compensation expense based on the fair value method under FAS 123R using the following assumptions: Volatility of 191.06%, risk free interest rate of 4.69%, dividend yield of 0%, and expected life of 5 years. Each of the options vests as follows: 50% of the shares subject to each option will vest upon achievement of a specified performance goal related to our stock price and the remainder will vest on a quarterly basis thereafter at a rate of 25% per quarter. The options will not vest and the options will expire in the event that the performance goal is not achieved within the timeframe specified by the goal. Each option grant was valued at $11,681 as of the date of grant using the Black-Sholes option pricing model in accordance with FAS 123R. The term of the option, and the implied service condition, is one year from the date of grant, so the Company will expense the value of the option, $1,948 per month ($974 per option), over the twelve-month term beginning in December 2006.

The Company adopted SFAS No. 123-R effective November 1, 2006 using the modified prospective method. Under this transition method, stock compensation expense recognized in the year ended December 31, 2006 includes compensation expense for all stock-based compensation awards granted on or after November 1, 2006, based on the grant-date fair value estimated in accordance with the provisions of SFAS No. 123-R.

Following is a summary of the stock option activity:

	Options outstanding	Weighted Average Exercise Price	Aggregate Intrinsic Value
Outstanding, December 31, 2005	-	-	-
Granted	1,400,000	$0.02	-
Forfeited	-	-	-
Exercised	-		-
Outstanding December 31, 2006	1,400,000	$0.02	-

Following is a summary of the status of options outstanding at December 31, 2006:

Outstanding Options			Exercisable Options

Exercise Price	Number	Average Remaining Contractual Life	Average Exercise Price	Number	Average Exercise Price
$0.0001	1,200,000	4.86	$0.0001	34,849	$0.0001
$0.12	200,000	4.99	$0.02	438	$0.02

15. Office Lease

On December 22, 2006, the Company entered into a lease for approximately 1,200 square feet of office space in Alameda, California. The lease is for a term of 25 months, commencing January 1, 2007. Per the terms of the lease, the first month is rent-free, with a base rent of $2,295 per month for months two (2) through twelve (12) and $2,366 per month for months thirteen (13) through twenty-five (25). The Company is also responsible for paying its pro-rated share of certain expenses, such as property taxes.

16. Going Concern

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles which contemplate continuation of the company as a going concern. However, the Company has an accumulated deficit of $1,116,697 as of December 31, 2006, including a net loss of $1,199,070 for the year ended December 31, 2006. The Company’s total liabilities exceeded its total assets by $716,096 as of December 31, 2006. In view of the matters described above, recoverability of a major portion of the recorded asset amounts shown in the accompanying consolidated balance sheet is dependent upon continued operations of the company, which in turn is dependent upon the Company’s ability to raise additional capital, obtain financing and succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management has taken the following steps to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue as a going concern

1.
Hired additional Land Acquisition Specialists to help acquire more properties, as well as a more diversified mix of properties, that may allow the Company to increase sales volume while minimizing the risk of saturating a particular market, or geographic location, and thereby adversely affecting the ability of the Company’s customers to resell their properties at a profit.

2.	Hired consultants to assist the Company in securing additional financing (see note 13).

Management believes that actions presently being taken to (1) obtain additional funding, and (2) implement its strategic plans provide the opportunity for the Company to continue as a going concern. Furthermore, two of the principal shareholders have demonstrated both their ability and willingness to lend working capital to the Company and are committed to doing so into the future. As of December 31, 2006, these principal shareholders have directly, and indirectly, lent the company $2,604,866 (see note 3).

Item 8. Changes In and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Item 8A. Controls and Procedures

Our Chief Executive Officer and Chief Financial Officer (our principal executive officer and principal financial officer, respectively) conducted an evaluation of the effectiveness of the design and operation of our disclosure controls and procedures as of the end of the period covered by this annual report on Form 10-K. Based on this evaluation, our Chief Executive Officer and our Chief Financial Officer have concluded that, subject to the limitations noted above, as of the end of the period covered by this annual report on Form 10-K, our disclosure controls and procedures were effective to ensure that information we are required to disclose in reports that we file or submit under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in Securities and Exchange Commission rules and forms. In addition, there was no change in our internal control over financial reporting that occurred during the period covered by this annual report on Form 10-K that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

Item 8B. Other Information

None.

PART III

Item 9. Directors, Executive Officers, Promoters, Control Persons and Corporate Governance; Compliance with Section 16(a) of the Exchange Act

Landbank has a five person Board of Directors, two of whom are neither employees of nor affiliated with the Company. In addition, the Company has formed an Audit Committee, effective July 12, 2006, comprised of Ray Gaytan and Steve Weber, the two non-affiliate/employee directors of the Company. Mr. Gaytan serves as the audit committee financial expert for the Committee.

Name	Age	Position Held and Tenure
Doug Gravink	51	Director and Chief Executive Officer
		since January 2006
Gary Hewitt	50	Director and President and Secretary
		since January 2006
John Genesi	42	Chief Financial Officer
		since July 2006
John Beck	64	Director since January 2006

Ray Gaytan	53	Director since January 2006

Stephen Weber	58	Director since January 2006

Biographical Information

Doug Gravink, Chief Executive Officer. Mr. Gravink has been Chief Executive Officer and a director of the Company since January 2006. Concurrently with his role as CEO of the Company, Mr. Gravink serves as the co-managing member of a multimedia marketing company, Family Products, LLC (“FPLLC”), a position he has held for the last five (5) years. From 1993 to 1997, Mr. Gravink served as President of Positive Response Media, Inc.

Gary Hewitt, President. Gary Hewitt has been President, Secretary, and a director of the Company since January 2006. Concurrently with his role as President of the Company, Mr. Hewitt serves as the co- managing partner with Doug Gravink of FPLLC, a position he has held for the last five (5) years.

John Genesi, Chief Financial Officer. John Genesi has served as the Company’s Chief Financial Officer since July 2006. Prior to joining the Company, Mr. Genesi served as CFO and a director of Technical Services and Logistics Inc. In 1997, Mr. Genesi joined DAS Devices, Inc. as its corporate controller, where he implemented and managed DAS Devices’ accounting/finance controls and procedures.

John Beck, Director. John Beck has served as a director of the Company since January 2006. Mr. Beck is the author or co-author of numerous books and articles on real estate and real estate related investing. For the past 15 years, Mr. Beck has conducted and continues to conduct real estate investment seminars, and has appeared as a resident expert on foreclosures on numerous radio and television shows. In addition to a law degree, John Beck holds MBAs in both Taxation and Real Estate.

Ray Gaytan, Director. Ray Gaytan has served as a director of the Company since January 2006. Since 1990, Mr. Gaytan has headed his own accounting firm, Gaytan, Baumblatt & Leevan, LLP. Mr. Gaytan is a certified public accountant.

Stephen Weber, Director. Mr. Weber has served as director of the Company since January 2006. Mr. Weber formed and currently serves as President of Sutton and Associates, a commercial real estate company, and Investment Capital Researchers, a company that invests in first trust deeds in the residential market. Prior to forming these companies, Mr. Weber was President of Positive Response Television, Inc., a direct marketing and media company that he founded in 1989, and President and Chief Financial Officer of Valencia International Entertainment, a television production company

Gary Hewitt and Doug Gravink are parties to a consent decree negotiated with the Federal Trade Commission (“FTC”), pursuant to which they and a number of other companies agreed not to sell a specific type of abdominal muscle stimulator in the United States following a ruling by the FTC that such devices required Federal Drug Administration (“FDA”) approval and that any such devices not FDA approved are banned. The consent decree is completely unrelated to the Company’s business.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers, directors and persons who own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such executive officers, directors and 10% stockholders are also required by Securities and Exchange Commission rules to furnish the Company with copies of all forms that they file pursuant to Section 16(a).

The Company was not a reporting company in 2006 and, therefore, no reports under Section 16(a) were required to be filed by its executive officers, directors and persons who own more than 10% of the Company’s equity securities.

Code of Ethics

The Company has adopted a code of business conduct and ethics for directors, officers (including the Company’s principal executive officer and principal financial officer) and employees, known as the Code of Business Ethics and Conduct. The Code of Business Ethics and Conduct is available for review by stockholders on the Company’s website at (www.landbankgroupinc.com/investor.html). No information from the Company’s website is meant to be incorporated herein by this reference. The Company intends to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding any amendment to, or waiver from, a provision of our code of ethics by filing a current report on Form 8-K with the Securities and Exchange Commission disclosing such information, or by posting such information on our website, at the address specified above, within the period required by Item 5.05 of Form 8-K.

Audit Committee Financial Expert

The Audit Committee includes at least one member who is determined by the Board to meet the qualifications of an “audit committee financial expert” in accordance with SEC rules, excluding the requirement that the person meets the relevant definition of an “independent director”. Ray Gaytan is the director who has been determined to be an audit committee financial expert. Stockholders should understand that this designation is a disclosure requirement of the SEC related to Mr. Gaytan’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose on Mr. Gaytan any duties, obligations or liability that are greater than are generally imposed on him as a member of the Audit Committee and Board of Directors, and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board of Directors. Mr. Gaytan is not an independent director.

Item 10. Executive Compensation

All of our existing officers joined the Company in January 2006 or later. We currently pay no salary or bonus to our Chief Executive Officer or President. John Genesi, the Company's Chief Financial Officer since July 2006, is paid an annual base salary for 2006 of $110,000.   On November 2, 2006, the Board adopted a Stock Incentive Plan (the "Plan") pursuant to which we can grant options and stock awards to our officers, directors, and employees. The Plan was approved by our stockholders on November 9, 2006. Prior to the adoption of the Plan, we had no existing equity incentive plan. In 2006 we granted options to our Chief Executive Officer and President in consideration for their service on the board of directors. These options are included in the respective officer's compensation in the table below, and are discussed under "Director Compensation" below.

The table below summarizes the compensation of our officers for the last fiscal year:

Summary Compensation Table

					All Other
Name and Principal	Year	Salary	Bonus	Option Awards	Compensation	Total
Position		($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(f)	(i)	(j)

Douglas Gravink (1)	2006	--	--	$974(3)	$334,080(4)	$335,054
Chief Executive Officer

Gary Hewitt (1)	2006	--	--	$974(3)	$334,079(4)	$335,053
President and Secretary

John Genesi (2)
Chief Financial Officer	2006	$57,115	--	--	--	$57,115

(1) Joined the Company on January 27, 2006. All of the Company's prior officers and directors resigned as of January 26, 2006, and received no compensation for 2006.

(2) Joined the Company on July 5, 2006. Mr. Genesi's annual salary is $110,000.

(3) On December 28, 2006, both Messrs. Gravink and Hewitt were granted an option to purchase 100,000 shares of common stock at an exercise price of $0.12 per share, the fair market value of our common stock on the date of grant, in consideration of their service as a director of the company. Each of the options vests as follows: 50% of the shares subject to each option will vest upon achievement of a specified performance goal related to our stock price and the remainder will vest on a quarterly basis thereafter at a rate of 25% per quarter. The options will not vest and the options will expire in the event that the performance goal is not achieved within the timeframe specified by the goal. Each option grant was valued at $11,681 as of the date of grant using the Black-Sholes option pricing model in accordance with FAS 123R. The term of the option, and the implied service condition, is one year from the date of grant, so the Company will expense the value of the options, $1,948 per month ($974 per option), over the twelve-month term beginning in December 2006. Assumptions made in the Black-Sholes valuation of stock options granted to Messrs. Gravink and Hewitt are as follows:

•	Dividend yield per share	$ 0.00

•	Annualized volatility	191.06%

•	Risk-free interest rate	4.69%

•	Expected life	5 years

•	Probability of achieving market condition	Above Average

•	Discount Factor Applied to market condition	None

(4) Represents royalty fees paid to John Beck's Amazing Profits, LLC through December 31, 2006, for leads provided to Landbank pursuant to our royalty agreement with this company. John Beck's Amazing Profits, LLC is indirectly owned, 50% each, by Messrs. Gravink and Hewitt.

The table below summarizes outstanding equity awards of our officers as of December 31, 2006:

Outstanding Equity Awards at Fiscal Year-End

Option Awards
	Number of	Number of	Equity Incentive Plan	Option	Option
	Securities Underlying	Securities Underlying	Awards: Number of	Exercise	Expiration
Name	Unexercised Options (#)	Unexercised Options (#)	Securities Underlying	Price ($)	Date
	Exercisable	Unexercisable	Unexercised Unearned
Options (#)
(a)	(b)	(c)	(d)	(e)	(f)

Douglas Gravink	--	--	100,000 (1)	$0.12	12/27/16

Gary Hewitt	--	--	100,000 (1)	$0.12	12/27/16

John Genesi	--	--	--	--	--

(1)
On December 28, 2006, both Messrs. Gravink and Hewitt were granted an option to purchase 100,000 shares of common stock at an exercise price of $0.12 per share, the fair market value of our common stock on the date of grant, in consideration of their service as a director of the company. Each of the options vests as follows: 50% of the shares subject to each option will vest upon achievement of a specified performance goal related to our stock price and the remainder will vest on a quarterly basis thereafter at a rate of 25% per quarter. The options will not vest and the options will expire prior to the specified date in the table in the event that the performance goal is not achieved within the timeframe specified by the goal.

(2)	The options will expire earlier in the event the performance goal is not met within one year of the later of the (i) the date of grant or (ii) the listing of the Company's stock on the OTCBB.

We do not currently pay our directors any cash compensation for service on the board of directors. Prior to the recent adoption of the Stock Incentive Plan, we had also never granted any equity awards, and, therefore, we are still in the process of developing our policies in terms of grants to officers and directors. However, we have recently decided to compensate certain of our directors with option grants under the Stock Incentive Plan. To date, we have made grants to our non-affiliate directors (Stephen Weber and Ray Gaytan) and to our executive directors (Doug Gravink and Gary Hewitt), but we have not developed a policy on equity compensation with respect to John Beck, a non-executive director who is a significant stockholder.

In November 2006, we granted each of our two non-affiliate directors an option to purchase 600,000 shares as compensation for their service on the board of directors. These options have a five year vesting schedule and vested as to 20% on December 31, 2006, with an additional 20% vesting each year thereafter. The number of shares of common stock and the exercise price were calculated to provide each director with an equivalent annual compensation of $50,000, or $250,000 over five years, at an assumed target price of $0.40 per share. Each option was granted with a nominal exercise price equal to the par value of a share of our common stock.

In December 2006, we granted an option to purchase 100,000 shares to each of our executive directors as compensation for their service on the board of directors. Each of the options has an exercise price of $0.12 per share, which was the fair market value of our common stock on the date of grant. Each of the options vests as follows: 50% of the shares subject to each option will vest upon achievement of a specified performance goal related to our stock price and the remainder will vest on a quarterly basis thereafter at a rate of 25% per quarter. The options will not vest and the options will expire in the event that the performance goal is not achieved within the timeframe specified by the goal. To date, the performance goal has not been achieved.

The table below summarizes the compensation of our directors for the last fiscal year:

Director Compensation

Name (1)	Fees Earned	Stock	Option	Non-Equity	Change in Pension	All Other	Total ($)
	or Paid in	Awards ($)	Awards ($)	Incentive Plan	Value and	Compensation ($)
	Cash ($)			Compensation ($)	Nonqualified
					Deferred
					Compensation
					Earnings ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)

Ray Gaytan (2)	--	--	$11,993 (3)	--	--	$126,805(4)	$138,798

Stephen Weber (2)	--	--	$11,993 (3)	--	--	$120,000(5)	$131,993

John Beck	--	--	--	--	--	--	--(6)

(1)
This table excludes information relating to Messrs. Gravink and Hewitt as all compensation earned in consideration of their services on the board of directors has been reported in the Summary Compensation Table above. All options granted to Messrs. Gravink and Hewitt were outstanding as of December 31, 2006.

(2)	As of December 31, 2006, each of Messrs. Gaytan and Weber held options to purchase an aggregate of 600,000 shares of our common stock, all of which remain outstanding.

(3)
Both Messrs. Gaytan and Weber were granted an option to purchase 600,000 shares of common stock at an exercise price of $0.0001 per share on November 9, 2006 in consideration of their service as a director of the company. Each of the options vests according to the following schedule: 20% of the shares subject to each option vested on December 31, 2006 and 20% of the shares subject to each option vest each year thereafter. The fair market value of our common stock on the date of grant was $0.10 per share. These options were valued at $59,963 each on the date of grant using the Black-Sholes option pricing model in accordance with FAS 123R. We expensed $11,993 of this value for each option grant during 2006, representing 20% of the total value of the option grant, with the remaining value of the option grant to be expensed over the remaining vesting period. Assumptions made in the valuation of stock options granted to Messrs. Gaytan and Weber are as follows:

•	Dividend yield per share	$ 0.00

•	Annualized volatility	125.95%

•	Risk-free interste rate	4.60%

•	Expected life	5 years

(4)	Represents fees totaling $126,805 paid to Gaytan, Baumblatt & Leevan, LLP in 2006 in relation to accounting services provided by this accounting firm. Mr. Gaytan is a partner in this firm.

(5)
Represents consulting fees paid to Investment Capital Researchers, Inc. ("ICR"), a company owned by Mr. Weber for consulting services rendered to Landbank, LLC. Payment of these fees was made by issuing 200,000 shares of the Company's common stock, valued at $120,000.

(6)
Excludes profit participation received by Mr. Beck for services provided to our affiliate, John Beck Amazing Profits, LLC equal to 50% of any royalty payments received by John Beck Amazing Profits, LLC from us. Also excludes salaries earned by Mr. Beck's three children who are employed as acquisition specialists by the Company.

Item 11. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth information relating to the beneficial ownership of the Company’s common stock by those persons beneficia1ly holding more than 5% of the Company's common stock, by the Company's directors and executive officers, and by all of the Company's directors and executive officers as a group as of December 31, 2006.

(1) Title of Class	(2) Name and Address of Beneficial Owner	(3) Amount and Nature of Beneficial Ownership (1)	(4) Percent of Class (2)
1. Common	Doug Gravink 7030 Hayvenhurst Ave. Van Nuys, CA 91406	2,733,334	27.8%
2. Common	Gary Hewitt 7030 Hayvenhurst Ave. Van Nuys, CA 91406	2,733,333	27.8%
3. Common	John Beck (3) 7030 Hayvenhurst Ave. Van Nuys, CA 91406	2,733,333	27.8%
4. Common	John Genesi 7030 Hayvenhurst Ave. Van Nuys, CA 91406	-0-	-0-
5. Common	Ray Gaytan (4) 11400 Olympic Blvd. Los Angeles, CA 90064	124,680	1.3%
6. Common	Stephen Weber (5) 5808 Varna Ave. Van Nuys, CA 91401	320,000	3.2%
7. Common	Directors and Executive Officers as a Group (6 persons)	8,644,680	87.8%

(1)
"Beneficial Owner" means having or sharing, directly or indirectly (i) voting power, which includes the power to vote or to direct the voting, or (ii) investment power, which includes the power to dispose or to direct the disposition, of shares of the common stock of an issuer. The definition of beneficial ownership includes shares, underlying options or warrants to purchase common stock, or other securities convertible into common stock, that currently are exercisable or convertible or that will become exercisable or convertible within 60 days. Unless otherwise indicated, the beneficial owner has sole voting and investment power.

(2)	Percentages are based on 9,835,331 shares of common stock issued and outstanding as of December 31, 2006.

(3)	Held as JTWRS with his wife.

(4)	Includes 120,000 shares subject to options exercisable within 60 days of December 31, 2006.

(5)
Includes 200,000 shares issued to Investment Capital Researchers, Inc. (“ICR”) pursuant to an agreement dated August 1, 2005, and amended June 27, 2006 for the provision of advisory services to the Company. Stephen Weber is the sole stockholder and director of ICR. Includes 120,000 shares subject to options exercisable within 60 days of December 31, 2006.

Item 12. Certain Relationships and Related Transactions, and Director Independence

The Company has entered into royalty agreements with several direct-marketing companies, namely, John Beck's Amazing Profits, LLC ("JBAP"), John Alexander LLC ("JA"), and Jeff Paul LLC ("JP"). JBAP, JA and JP are affiliates of the Company and are owned by Family Products, LLC ("FPLLC"). FPLLC is in turn owned and controlled by two of the Company's principal stockholders, Gary Hewitt and Doug Gravink, who are officers and directors of the Company. These marketing companies provide customer leads for Landbank's property sales, in return for a royalty of 35% of the gross profit less acquisition costs on the sale of any property that was result of a lead provided by such marketing company. Aggregate royalties paid by Landbank, LLC to these marketing companies in 2005 amounted to $380,761 and $572,504 for fiscal year 2006 (total royalties to JBAP since inception are $953,265, of which $846,038 have been expensed with the remaining $107,227 carried as a prepaid expense as of December 31, 2006). John Beck, a director of the Company, was the creator of the marketing concept for JBAP and continues to provide services to JBAP, including the development of materials sold to participants and the creation and conduct of seminars. Mr. Beck also serves as the "figurehead" for this company. As partial consideration for his services, Mr. Beck receives a profit participation of 50% of the royalty payments received by JBAP pursuant to the royalty agreement with the Company, and is also reimbursed for certain home-office expenses.

The Company, through its operating subsidiary Landbank, LLC, shares office space with FPLLC at no charge for its headquarters in Van Nuys, California. The Company estimates that it uses approximately 300 square feet of office space at this facility, with an estimated monthly rent value of $767, which the Company deems as not material. The Company does not pay rent at either its American Fork or Alameda offices. The American Fork space is shared with Mentoring, with estimated usage of approximately 200 square feet and an estimated cost, if the Company were required to pay rent, of approximately $360/month, which amount we do not view as material. The Alameda office space is provided by John Beck, with an estimated usage of approximately 200 square feet and an estimated cost, if the Company were required to pay rent, of approximately $200/month, which amount the Company believes immaterial. The Company's office in Phoenix, Arizona is subleased from Mentoring, an affiliated company through common ownership. Mentoring is owned by Messrs. Gravink and Hewitt. Under the terms of the sublease arrangement, the Company pays a pro rata share of the rent paid by Mentoring, based upon the portion of the space occupied by the Company. The term of this lease is thirty-two (32) months, beginning on June 1, 2005 and terminating on January 31, 2008, and Mentoring, at its discretion, can instruct the Company not to remit cash payment for the monthly rent and instead apply the monthly rent fee to any outstanding inter-company balance between the companies. During fiscal year 2005, the Company recorded monthly rent fees totaling $12,570, which included June 2005 through December 2005. Rent expense totaled $22,226 for the twelve months ended December 31, 2006.

The wife of John Beck, a director of the Company, currently serves as co-manager of Landbank, LLC, the Company's operating subsidiary. Mrs. Beck does not receive a salary or other compensation from Landbank, LLC or the Company. The Company employs Mr. and Mrs. Beck's three adult children as acquisition specialists. Each receives standard salary and commission paid to other members of the acquisition team.

Ray Gaytan, a director of the Company, has through his accounting firm of Gaytan, Baumblatt & Leevan, LLP, provided accounting services in the past to the Company, Landbank, LLC and the FPLLC group of companies. During fiscal year 2006, the Company and Landbank, LLC paid to Gaytan, Baumblatt & Leevan, LLP an aggregate of $126,805 for accounting services rendered. Mr. Gaytan may continue to provide accounting services to the Company and Landbank, LLC in the future. Mr. Gaytan does not serve as the Company's independent auditor.

The Company has assumed an agreement entered into between Landbank, LLC and Investment Capital Researchers, Inc. on August 1, 2005, as amended, pursuant to which Investment Capital Researchers agreed to provide certain advisory and finder services to Landbank, LLC and Company in connection with fundraising opportunities. Consideration under this agreement payable to Investment Capital Researchers is payable in shares of common stock of the Company. To date, 200,000 shares have been issued under this agreement. Stephen Weber, a director of the Company, is the president of Investment Capital Researchers.

The Company has funded its operations in part through loans from affiliates. Each of the affiliated companies is owned, or controlled, by Doug Gravink and Gary Hewitt, both of whom are directors, and principal stockholders of Landbank Group, Inc. The amounts owed under these loans are unsecured, have no stated rates of interest, and have no maturity dates. Interest expense has been imputed on amounts due to related companies using a per annum rate of eight percent (8%). The following is a summary of amounts owed to affiliated companies as of December 31, 2006:

	Principal	Interest	Total
John Beck's Amazing Profits, LLC	$448,377	$(5,179)	$443,198
Mentoring of America, LLC	60,788	6,311	67,099
HG, Inc.	1,542,675	99,218	1,641,893
HG Marketing, LLC	382,606	67,677	450,283
Family Products, LLC	-	2,393	2,393
	$2,434,446	$170,420	$2,604,866

On January 26, 2006, in connection with the acquisition of Landbank, LLC, the Company effected the transfer of an aggregate of 8,200,000 shares of unregistered common stock (as adjusted for the subsequent 10:1 reverse split) from four existing stockholders and officers of the Company (the transferring stockholders), to Messrs. Gravink, Hewitt, and Beck in exchange for their membership interests in Landbank, LLC. Simultaneously with this transaction, as consideration for the transfer of the shares by the transferring stockholders and delivery of a release of claims, the Company agreed to convey all of the outstanding shares of iSNG, the prior operating subsidiary of the Company, to Thomas Makmann, the Company's former CEO and principal transferring stockholder, plus a cash payment of $140,000. The transferring shareholders and their respective percentage ownership of the Company immediately prior to closing of the foregoing transactions were as follows:

Thomas Makmann	50%
Gregory Pelletier	13%
James R. Kirkland	13%
Douglas Donsbach	13%

Total	89%

Mr. Makmann and the remaining transferring stockholders formed a new entity, QED Storage, to hold the shares in iSNG. The conveyance of iSNG to the transferring shareholders was effected pursuant to a share purchase agreement entered into between the Company, as seller, and Thomas Makmann, as buyer. Under the terms of this agreement, Mr. Makmann received all outstanding shares of iSNG and $140,000 cash. In return, the Company received the following consideration: the assumption by Mr. Makmann of all liabilities and obligations of iSNG, known or unknown; the transfer of 8,200,000 shares of the Company by the transferring shareholders; a full release of claims against the Company; and the representations, warranties, and joint and several indemnification obligations of the transferring shareholders under the purchase agreement entered into in connection with the acquisition of Landbank, LLC. The transactions were consummated concurrently on January 26, 2006. As of December 31, 2005, the most recent balance sheet date prior to the transaction, iSNG had $355,306 in assets, including $50,000 in prepaid software licenses and $296,916 in start-up costs, and $724,288 in liabilities, consisting of accounts payable, notes payable, and accrued expenses. All of these assets and liabilities were transferred to Mr. Makmann. As of this balance sheet date and as of immediately prior to the closing of the transactions, the Company had no assets or liabilities other than iSNG.

The Company is not owned or controlled by a parent company. The former individual members of Landbank, LLC, the Company's wholly-owned subsidiary acquired in January 2006, collectively own in their individual capacities a controlling 8,200,000 shares of the Company's 9,835,331 shares of common stock issued and outstanding as of December 31, 2006, representing approximately 83% of the voting securities of the Company, as follows:

Gary Hewitt	2,733,334	27.8%
John Beck	2,733,333	27.8%
Doug Gravink	2,733,333	27.8%
	8,200,000	83.4%

Director Independence

In conjunction with the preparation of this registration statement, using the definition of “independence” established by the NASDAQ Stock Market, we have evaluated all relationships between each director and the Company.

Based on the foregoing definition, we have determined that none of our directors currently meet the definition of an “independent” director under the standards established by NASDAQ. We may take steps to appoint independent directors to our Board of Directors if and when we are able to identify appropriate candidates willing to serve. Although they do not meet the definition of “independent” as established by NASDAQ, the two members of our audit committee, Raymond Gaytan and Stephen Weber are neither affiliated with nor employed by us. We do not currently have a nominating or compensation committee.

Our Board of Directors will continually monitor the standards established for director independence under applicable law or listing requirements and will take all reasonable steps to assure compliance with those standards.

Item 13. Exhibits

EXHIBIT NUMBER	DESCRIPTION

2.1*	Stock Purchase Agreement dated January 23, 2006 between iStorage Networks, Inc. and Landbank, LLC.
2.2*	Stock Purchase Agreement dated January 23, 2006 between M. Thomas Makmann and iStorage Networks, Inc.
3.1*	Certificate of Incorporation of the Company, formerly Camryn Information Services, Inc., dated May 13, 1997.
3.2*	Certificate of Renewal and Revival of Charter dated October 29, 2004.
3.3*	Certificate of Amendment to the Certificate of Incorporation to change name to iStorage Networks, Inc., dated November 8, 2004.
3.4*	Certificate of Amendment to the Certificate of Incorporation to change name to Landbank Group, Inc., dated January 27, 2006.
3.5*	Certificate of Amendment to the Certificate of Incorporation, dated June 29, 2006, reflecting the reverse split of the Company’s common stock.
3.6*	Amended and Restated By-Laws of the Company adopted November 2, 2006.
10.1*	Agreement with ICR dated August 1, 2005 as amended June 27, 2006.
10.2*	2006 Stock Incentive Plan
10.3*	Form of Stock Option Agreement under 2006 Stock Incentive Plan.
11	Statement re computation of per share earnings (see Statement of Operations and Notes to Financial Statements).
21*	Subsidiaries of the Company.
23	Consent of Kabani & Company, Inc., independent auditors.
31.1	Certifications of President and CEO required by Rule 13a-14(a) or Rule 15d-14(a) of the Securities Exchange Act.
31.2	Certification of CFO required by Rule 13a-14(a) or Rule 15d-14(a) of the Securities Exchange Act.
32.1	Section 1350 certifications by President and Chief Executive Officer.
32.2	Section 1350 certification by Chief Financial Officer.

*	Incorporated by reference to Amendment No. 2 to the Registrant's Registration Statement on Form 10-SB, filed with the Securities and Exchange Commission on January 4, 2007.

Item 14. Principal Accountant Fees and Services

Kabani & Company, Inc. has audited the Company’s financial statements since fiscal year 2005 (Kabani has audited the financial statements of Landbank, LLC since fiscal year 2005; fiscal year 2006 will be Kabani’s first audit of the Company’s financial statements), and the Audit Committee of the Board of Directors of the Company has selected Kabani & Company, Inc. as the Company’s independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2007.

Fees Paid to Kabani & Company, Inc.

Audit Fees

In 2006, Kabani & Company, Inc. billed the Company an aggregate of $43,252 for the audit of Landbank, LLC’s fiscal year 2005 annual financial statements and the review of the Company’s fiscal year 2006 quarterly financial statements. Kabani & Company, Inc. was retained by the Company in June 2006, so there were no billings by Kabani to the Company prior to fiscal year 2006. The Company’s current operations commenced in fiscal year 2005, with Kabani performing the audit in 2006 of the Company’s first completed year of operations.

Audit-Related Fees

In 2006, Kabani & Company, Inc. billed the Company an aggregate of $43,252, of which $35,752 was for the audit of Landbank, LLC’s fiscal year 2005 financial statements and the remaining $7,500 was for the quarterly review of the Company’s fiscal year 2006 financial statements. The Company paid the entire $43,252 during fiscal year 2006 and did not have an open balance with Kabani as of December 31, 2006. No other services were provided to the Company by Kabani during fiscal year 2006, and no other fees were billed by Kabani nor paid by the Company during fiscal year 2006. As previously mentioned, Kabani was retained by the Company in June 2006 to audit/review the financial statements of the Company’s current operations, so there were no audit/review fees of any kind billed to the Company prior to fiscal year 2006.

Tax Fees

During fiscal year 2006, the Company recorded accounting/professional fees totaling $126,805 that were billed to the Company by Gaytan, Baumblatt, & Leevan, LLP (“GBL”), which is owned by Ray Gaytan, a Director of the Company (see note 7 of the accompanying notes to the financial statements). These fees included tax advice and the preparation of the Company’s annual tax returns. GBL has prepared all of the Company’s tax returns relating to its current operations. Kabani & Company, Inc. has not provided any tax related services to the Company.

All Other Fees

In 2006 and 2005, Kabani & Company, Inc. did not bill the Company for professional services other than the audit services and audit-related services described above.

The Audit Committee has determined that the provision of non-audit services by Kabani & Company, Inc. is compatible with maintaining auditor independence.

SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LANDBANK GROUP, INC.

Date: March 30, 2007	By:	/s/ Douglas Gravink
Douglas Gravink
CEO

In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/Doug Gravink	Chief Executive Officer and Director	March 30, 2007
Doug Gravink	(Principal Executive Officer)

/s/Gary Hewitt	President, Secretary and Director	March 30, 2007
Gary Hewitt	(Principal Executive Officer)

/s/John Genesi	Chief Financial Officer	March 30, 2007
John Genesi	(Principal Financial Officer)

/s/John Beck	Director	March 30, 2007
John Beck

/s/Ray Gaytan	Director	March 30, 2007
Ray Gaytan

/s/Stephen Weber	Director	March 29, 2007
Stephen Weber

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

2.1*	Stock Purchase Agreement dated January 23, 2006 between iStorage Networks, Inc. and Landbank, LLC.
2.2*	Stock Purchase Agreement dated January 23, 2006 between M. Thomas Makmann and iStorage Networks, Inc.
3.1*	Certificate of Incorporation of the Company, formerly Camryn Information Services, Inc., dated May 13, 1997.
3.2*	Certificate of Renewal and Revival of Charter dated October 29, 2004.
3.3*	Certificate of Amendment to the Certificate of Incorporation to change name to iStorage Networks, Inc., dated November 8, 2004.
3.4*	Certificate of Amendment to the Certificate of Incorporation to change name to Landbank Group, Inc., dated January 27, 2006.
3.5*	Certificate of Amendment to the Certificate of Incorporation, dated June 29, 2006, reflecting the reverse split of the Company’s common stock.
3.6*	Amended and Restated By-Laws of the Company adopted November 2, 2006.
10.1*	Agreement with ICR dated August 1, 2005 as amended June 27, 2006.
10.2*	2006 Stock Incentive Plan
10.3*	Form of Stock Option Agreement under 2006 Stock Incentive Plan.
11	Statement re computation of per share earnings (see Statement of Operations and Notes to Financial Statements).
21*	Subsidiaries of the Company.
23	Consent of Kabani & Company, Inc., independent auditors.
31.1	Certifications of President and CEO required by Rule 13a-14(a) or Rule 15d-14(a) of the Securities Exchange Act.
31.2	Certification of CFO required by Rule 13a-14(a) or Rule 15d-14(a) of the Securities Exchange Act.
32.1	Section 1350 certifications by President and Chief Executive Officer.
32.2	Section 1350 certification by Chief Financial Officer.

*	Incorporated by reference to Amendment No. 2 to the Registrant's Registration Statement on Form 10-SB, filed with the Securities and Exchange Commission on January 4, 2007.

APPENDIX F

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 10-QSB

QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

For the period ended March 31, 2007

Commission file number: 333-83231

LANDBANK GROUP, INC
(Exact Name of Registrant as specified in its charter)

Delaware	20-1915083
(State of incorporation)	(IRS Employer Identification No.)

7030 Hayvenhurst Avenue, Van Nuys, CA	91406
(Address of principal executive offices)	(Zip Code)

(818) 464-1614
(Registrant's telephone number, including area code)

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.       Yes ☐ No ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).      Yes ☐  No ☒

State the number of shares outstanding of each of the issuer's classes of common equity: 9,928,664 shares of Common Stock ($.001 par value) as of May 11, 2007.

Transitional Small Business Disclosure Format (Check one): Yes ☐ No ☒

PART I FINANCIAL INFORMATION

LANDBANK GROUP, INC. AND SUBSIDIARY
Unaudited Consolidated Financial Statements and Accompanying Notes

For the Three Month Periods Ended March 31, 2007 and 2006

LANDBANK GROUP, INC. AND SUBSIDIARY

Table of Contents

Page
Consolidated financial statements
Consolidated Balance Sheet (Unaudited)	2
Consolidated Statements of Operations (Unaudited)	3
Consolidated Statements of Cash Flows (Unaudited)	4
Notes to consolidated financial statements (Unaudited)	5 - 17

ITEM I. FINANCIAL STATEMENTS (UNAUDITED)
LandBank Group, Inc. and Subsidiary
Consolidated Balance Sheet
As of March 31, 2007 (Unaudited)

ASSETS

Current assets
Cash & cash equivalents	$439,251
Inventory - land parcels	2,956,908
Other receivable	3,807
Prepaid expenses	189,279
Total current assets	3,589,245

Property & equipment, net	17,325

Total assets	$3,606,570

LIABILITIES AND SHAREHOLDERS' DEFICIT

Current liabilities
Accounts payable	$94,906
Due to related parties	2,767,987
Accrued expenses	322,721
Loan payable - current portion	43,183
Deferred income	758,511

Total current liabilities	3,987,308

Loan payable - non-current portion	460,262

Shareholders' deficit
Common stock, 100,000,000 shares authorized; $0.0001
par value; 9,835,331 issued and outstanding	984
Additional paid in capital	413,461
Accumulated deficit	(1,255,445)

Total shareholders' deficit	(841,000)

Total liabilities and shareholders' deficit	$3,606,570

The accompanying notes are an integral part of these consolidated unaudited financial statements

2

Landbank Group Inc. and Subsidiary
Consolidated Statements of Operations
For The Three Month Periods Ended March 31, 2007 and 2006 (Unaudited)

	2007	2006

Revenue, net	$901,707	$1,657,341

Cost of revenue
Direct selling expenses	494,507	939,865
Royalty to related party	142,520	251,117

Total cost of sales	637,027	1,190,982

Gross profit	264,680	466,359

Operating expenses
Rent, related party	5,556	5,553
Professional fees, related parties	5,383	30,700
Professional fees	28,759	91,310
Legal fees	63,777	71,703
Directors and officers compensation	41,344	-
General & administrative expenses	204,884	90,070

Total operating expenses	349,703	289,336

Income (loss) from operations	(85,023)	177,023

Other expenses
Merger-related costs	-	(140,000)
Interest expenses - bank	(12,411)	(14,830)
Interest expenses - related parties	(39,714)	(18,549)

Total other expenses	(52,125)	(173,379)

Income (loss) before income taxes	(137,148)	3,644

Provision for income taxes	1,600	-

Net income (loss)	$(138,748)	$3,644

*Basic and diluted weighted average number
of common stock outstanding	9,835,331	9,630,538

Basic and diluted net income (loss) per share	$(0.01)	$0.00

The accompanying notes are an integral part of these consolidated unaudited financial statements

*Basic & diluted shares outstanding are considered same due to its anti-dilutive nature.

3

LandBank Group, Inc. and Subsidiary
Consolidated Statements of Cash Flows
For the Three Month Periods Ended March 31, 2007 and 2006 (Unaudited)

	2007	2006
Cash flows from operating activities:
Net income (loss)	$(138,748)	$3,644
Adjustments to reconcile net income (loss) to net cash
Provided by (used in) operating activities:
Depreciation - capital equipment	3,464	-
Options granted to Directors & Officers	13,844	-
Changes in current assets and liabilities:
(Increase) decrease in current assets
Inventory - land parcels	280,355	346,740
Other receivable	4,736	-
Prepaid expenses	24,896	196,557
Increase (decrease) in current liabilities
Accounts payable	(39,297)	43,466
Accrued expenses	(7,726)	2,536
Deferred income	(36,156)	(849,535)

Total adjustments	244,116	(260,236)

Net cash provided by (used in) operating activities	105,368	(256,592)

Cash flows from investing activities
Equipment purchases	(20,789)	-

Cash flows from financial activities
Due to related parties	98,138	(177,581)
Repayment of loans	(9,436)	(32,800)

Net cash provided by (used) in financial activities	88,702	(210,381)

Net increase (decrease) in cash and cash equivalents	173,281	(466,973)

Cash and cash equivalents - beginning balance	265,970	631,425

Cash and cash equivalents - ending balance	$439,251	$164,452

Supplemental disclosure of cash flows information:

Taxes paid	$1,600	$-

Interest paid	$12,411	$14,830

The accompanying notes are an integral part of these consolidated unaudited financial statements

4

LANDBANK GROUP, INC. AND SUBSIDIARY
NOTES TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS

1. Nature of business and significant accounting policies:

Nature of business:

Landbank Group, Inc., formerly known as iStorage Network, Inc. (“iStorage”), formerly known as Camryn Information Services, Inc, was incorporated under the laws of the State of Delaware on May 13, 1997.

On January 26, 2006, iStorage issued 8,200,000 shares of restricted stock (post-split) in exchange for all of the assets and liabilities of Landbank, LLC, a company organized in the State of California in December 2004, and $140,000 in cash. iStorage changed its name to Landbank Group, Inc. The former members of Landbank, LLC became approximately 90% owners of the Company.

The exchange of shares with Landbank, LLC was accounted for as a reverse acquisition under the purchase method of accounting since the stockholders of Landbank, LLC obtained control of the consolidated entity (collectively, “the Company”). Accordingly, the merger of the two companies was recorded as a recapitalization of Landbank, LLC, where as Landbank, LLC was treated as the continuing entity. The historical results for the three month periods ended March 31, 2007 and 2006 include Landbank, LLC and Landbank Group, Inc. (from the acquisition date).

The Company makes bulk acquisitions of parcels of land, and resells the land as individual parcels. The Company seeks to acquire a majority of its land “in-bulk” through the real property tax lien foreclosure process, either at local government tax sales, directly from local government entities having acquired property at tax sales, or directly from owners of tax-defaulted parcels prior to tax sale.

The types of real estate acquired and sold by the Company include undeveloped acreage, houses, and lots. These parcels are marketed nationwide. To date, the Company has acquired properties in Arizona, Colorado, Florida, Michigan, New Mexico, Nevada, Oklahoma, New York, Pennsylvania, Texas, and in the State of Chihuahua, Mexico.

The Company resells the land as individual parcels through multiple distribution channels, including Internet sales and leads developed by the Company, its affiliates, or third party vendors. The Company also uses the Internet to market its properties.

The Company shares its office space with its affiliates.

The Company’s principal office is located in Van Nuys, California. The property is leased from a real estate company related to the Company by common ownership under a five-year lease that expires in 2008.

The Company also has a satellite office in American Fork, Utah, a processing and acquisition office in Alameda, California, and a sales office in Phoenix, Arizona. The Company shares office space at all three locations with its affiliates.

5

Interim Consolidated Financial Statements

The accompanying unaudited consolidated financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America. However, certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted or condensed, pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). In the opinion of Landbank management, all adjustments of a normal recurring nature necessary for a fair presentation have been included. The results for periods are not necessarily indicative of results for the entire year. These financial statements and accompanying notes should be read in conjunction with our annual financial statements and the notes thereto for the year ended December 31, 2006, included in our Annual Report on Form 10KSB, filed with the Securities and Exchange Commission.

Summary of significant accounting policies

The following summary of significant accounting policies used in the preparation of these consolidated financial statements is in accordance with generally accepted accounting principles.

Principles of Consolidation

The consolidated financial statements consist of the accounts of Landbank Group, Inc. (“Parent”) and its wholly owned subsidiary Landbank, LLC, a California Limited Liability Company (collectively “The Company”). All material inter-company transactions have been eliminated in consolidation.

Concentration

The Company maintains its cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts.

Inventory

The Company’s inventory consists of land parcels that are purchased for resale purposes, and, except for special circumstances, do not normally remain in inventory for a prolonged period of time. The Company records its inventory at the lower of cost or fair market value at the relevant balance sheet date. The Company reviews its inventory on a quarterly basis in an attempt to (1) identify “problem” properties that may become impaired (difficult or impossible to sell), and (2) identify the financial impact, or impairment, to the recorded cost, or carrying value, of these properties. The Company attempts to measure impairment on an item-by-item basis, but due to practical limitations, the Company also measures impairment for a group of similar/related properties. The Company considers properties to be similar/related if they are from the same subdivision and/or geographic region. For the purpose of this discussion, the term “property” refers to a specific property or a group of similar/related properties.

The Company recognizes inventory impairment at the time it’s incurred, which is at the conclusion of the aforementioned quarterly reviews. Impairment charges, or write-downs to the recorded value of a property, occur when the estimated fair market value (FMV) of a property falls below the recorded, or carrying cost, of the associated property. The estimated FMV of a property is based on the conditions that exist at the relevant balance sheet date, with consideration being given to events after the relevant balance sheet date to the extent that they confirm conditions existing at or before the relevant balance sheet date. The Company’s quarterly inventory impairment reviews require the exercise of judgment and take into consideration all relevant information available to the Company at the time the review is conducted. This periodic comparison of comparable information determines if the value of our properties has become impaired.

6

In attempting to identify impaired properties, the Company begins by analyzing recent trends in selling prices (EBay, Bid4Assets, real estate agent listings, and the Company’s sales records) to establish the estimated fair market value (FMV) of a property and then compares the estimated FMV to the recorded value of the property to ensure that the estimated FMV has not fallen below the recorded value. Should it be determined that the estimated FMV is less than the recorded value, the Company records the appropriate impairment charge at that time, as it writes down the value of the property to it’s estimated FMV, which does not include any profit/markup.

The Company also reviews its properties to identify problems/issues that may reduce a property’s value, such as, but not limited to, zoning issues, right of way issues, and failed per tests. Any of these problems, and similar problems not previously mentioned, can have an adverse affect on the estimated FMV of a property and necessitate a write down of the recorded value of said property. Should it be determined that such “problem” properties exist, the Company records the appropriate impairment charge at that time, as it writes down the value of the property to it’s estimated FMV, which, as previously mentioned, does not include any profit/markup.

The Company’s return rates (the number of similar properties sold by the Company that have been returned to the Company by the buyer) are also reviewed in an effort to gauge the favorability, or salability, of its properties. The purpose of this review is to attempt to determine if certain properties (1) are not in favor with our Customer base, (2) are over priced, (3) the particular market for that property is saturated, or (4) are problem properties for some reason unknown to the Company. Should it be determined that certain properties are experiencing abnormally high return rates and may be difficult to sell at an estimated FMV above their recorded cost, the Company will record the appropriate impairment charge at that time, as it writes down the value of the property to it’s estimated FMV.

The Company’s impairment analysis is predicated on establishing an accurate estimate of a property’s FMV. This estimate of FMV is based on the analysis of known trends, demands, commitments, events and uncertainties. As previously stated, the Company reviews all relevant information at its disposal at the time its impairment analysis is being performed, and uses that data to assess what impairment charges, if any, have been incurred. However, estimated FMV can be difficult to establish and is contingent on market conditions, such as, but not limited to, supply and demand, local and national economic factors, and interest rates. Any change in these market conditions, and similar conditions not previously mentioned, could have a material impact on estimated FMV, and, therefore, future inventory impairment charges incurred by the Company. Since there is not always a readily available source for land values, the weight of all measures, as described above, are considered by management in it’s impairment analysis.

Use of estimates

The process of preparing consolidated financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

7

Recognition of revenue and expenses

The Company follows FASB 66 - Accounting for Sales of Real Estate. Substantially all of the Company’s land sales are all-cash transactions. The Company also had a small, insignificant number of financing transactions through March 31, 2007. Because the Company’s policy for the all-cash transactions is to allow the buyer 60 days to rescind his real estate purchase, and because the Company does not issue the deed of trust on a financing sale until the note is paid in full, the deposit method of accounting is used. Under the deposit method, revenues and their related expenses, including inventory, are not recognized until the end of the buyer’s 60-day rescission period, for the all-cash sales, and at the time the note is paid in full for the financing transaction (also see note 4).

Issuance of shares for service

The Company accounts for the issuance of equity instruments to acquire goods and services based on the fair value of the goods and services or the fair value of the equity instrument at the time of issuance, whichever is more reliably measurable.

Recent pronouncements

In September 2006, FASB issued SFAS 157 ‘Fair Value Measurements’. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The management is currently evaluating the effect of this pronouncement on the consolidated financial statements.

In September 2006, FASB issued SFAS 158 ‘Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans—an amendment of FASB Statements No. 87, 88, 106, and 132(R)’ This Statement improves financial reporting by requiring an employer to recognize the over funded or under funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. However, an employer without publicly traded equity securities is required to disclose the following information in the notes to financial statements for a fiscal year ending after December 15, 2006, but before June 16, 2007, unless it has applied the recognition provisions of this Statement in preparing those financial statements:

1.	A brief description of the provisions of this Statement
2.	The date that adoption is required
3.	The date the employer plans to adopt the recognition provisions of this Statement, if earlier.

8

The requirement to measure plan assets and benefit obligations as of the date of the employer’s fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008. The management is currently evaluating the effect of this pronouncement on the consolidated financial statements.

In February 2007, FASB issued FASB Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities. FAS 159 is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted subject to specific requirements outlined in the new Statement. Therefore, calendar-year companies may be able to adopt FAS 159 for their first quarter 2007 financial statements.

The new Statement allows entities to choose, at specified election dates, to measure eligible financial assets and liabilities at fair value that are not otherwise required to be measured at fair value. If a company elects the fair value option for an eligible item, changes in that item's fair value in subsequent reporting periods must be recognized in current earnings. FAS 159 also establishes presentation and disclosure requirements designed to draw comparison between entities that elect different measurement attributes for similar assets and liabilities.

2. Acquisition of LandBank, LLC

On January 26, 2006, Landbank Group, Inc. acquired all of the membership interests in Landbank, LLC in exchange for the transfer, by certain members of the previous management, of an aggregate of 8,200,000 shares of Landbank Group, Inc.’s stock (post-split), in exchange for which such members of previous management received Landbank Group, Inc.’s former wholly-owned subsidiary, iStorage Networks Group, Inc., and $140,000 in cash.

3. Due to/from related parties

The Company has amounts due to various related parties that are directors and companies related through common ownership. These amounts are unsecured, have no stated rates of interest, and have no maturity dates. Interest expense has been imputed on amounts due to related companies using a per annum rate of eight percent (8%). As of March 31, 2007, the Company had $2,767,986 due to related parties. Interest expense to related parties for the three month periods ended March 31, 2007 and 2006 was $39,714 and $18,549, respectively.

	As of March 31, 2007			As of March 31, 2006
	Principal	Interest	Total	Principal	Interest	Total
John Beck's Amazing Profits, LLC	$543,773	$-	$543,773	$(3,222)	$(3,849)	$(7,071)
Mentoring of America, LLC	54,928	7,523	62,451	41,333	3,201	44,534
HG, Inc.	1,546,679	130,067	1,676,746	467,405	18,672	486,077
HG Marketing, LLC	382,606	75,330	457,936	582,606	36,721	619,327
Family Products, LLC	-	2,393	2,393	-	2,393	2,393
Gaytan, Baumblatt, Leevan	24,688	-	24,688	-	-	-
	$2,552,673	$215,313	$2,767,987	$1,088,122	$57,138	$1,145,260

Gaytan, Baumblatt, & Leevan is an accounting firm owned by Ray Gaytan, a Director of the Company (see note 11).

9

4. Deferred revenue under the deposit method

The Company follows FASB 66 - Accounting for Sales of Real Estate (see note 1), and due to the Company’s 60-day refund policy, all sales transactions, and their related direct expenses, are not recognized until after the expiration of the buyer’s 60-day rescission period. Therefore, the Company records these direct expenses, which include royalties paid to an affiliate, sales commissions, merchant fees, and processing fees, as prepaid expenses until the 60-day buyer’s rescission period has expired. As of March 31, 2007, deferred revenue totaled $758,511. The following table details deferred revenue and the related direct costs as of March 31, 2007:

Deferred revenue	$758,511

Direct costs:
Land	380,708
Royalty to affiliated party	65,282
Processing fees	42,950
Merchant fees	18,276
Sales commissions	29,433
Total direct costs	536,649

Gross profit	$221,862
As a % of net revenue	29.2%

Selling expenses include a royalty paid to John Beck’s Amazing Profits, LLC (“JBAP”)(see note 11) equal to 35% of the gross profit on sales resulting from a lead provided by JBAP, 5% sales commission, credit card merchant fees, trust deed transfer costs of $50 per transaction, and property assessment fees.

5. Loans Payable

In August 2005, the Company purchased certain sections of land in Pershing County, Nevada subject to loans from Western Title Company. Each of the 18 sections of land secures their respective loan. The loans bear interest at 10% per annum and mature September 1, 2015, unless the corresponding real estate is sold sooner, in which case, the loan must be repaid.

During the three month period ended March 31, 2007, the Company made total principal payments of $9,436 and interest payments of $12,411. As of this filing, the Company is current on its payment obligations.

The scheduled principal payments on these notes are as follows:

Years ended
March 31,

2008	$40,183
2009	44,391
2010	49,039
2011	54,174
2012	59,847
Thereafter	255,811

Total	503,445
Current portion	43,183

Long-term portion	$460,262

10

6. Prepaid Expenses

Prepaid expenses totaled $189,279 as of March 31, 2007 and consisted of rent, insurance, audit fees, travel advances, and direct costs associated with the Company’s deferred revenue. The Company follows FASB 66 - Accounting for Sales of Real Estate (see note 1), and due to the Company’s 60-day refund policy, all sales transactions, and their related direct expenses, are not recognized until after the expiration of the buyer’s 60-day rescission period. Therefore, the Company records these direct expenses, which include royalties paid to an affiliate, sales commissions, merchant fees, and processing fees, as prepaid expenses until the 60-day buyer’s rescission period has expired. Prepaid rent represents the last monthly rent payment due on the Company’s office in Alameda, California, and prepaid insurance relates to both the Company’s general liability and directors & officers insurance policies and are expensed over the one-year term of the policies. The audit fees are in relation to the Company’s fiscal year 2006 audit and are being expensed over the twelve month period beginning in January 2007 and ending in December 2007. The following table details prepaid expenses as of March 31, 2007:

As of 3/31/07
Rent	2,368
Insurance	7,970
Audit fees	22,500
Travel advance	500
Merchant fees	18,276
Sales commissions	29,433
Royalties to an affiliate	65,282
Processing fees	42,950
189,279

7. Property & Equipment

As of March 31, 2007, the Company had net property & equipment totaling $17,325, which consisted of computers and related computer hardware. These assets were purchased for use in the Company’s Alameda office and were put into service in February 2007. These assets were recorded at their cost of $20,789, which included the purchase price, tax, and freight. The Company is depreciating these assets over a twelve (12) month period beginning February 2007, with the monthly depreciation totaling $1,732. During the three month period ended March 31, 2007, the Company recorded depreciation expense of $3,464.

8. Accounts Payable

Accounts payable consist of normal expenses incurred during the course of business, and the Company’s payables are current with regard to vendor terms. Accounts payable totaled $94,906 as of March 31, 2007, with three vendors accounting for approximately $85,800 of the total. Approximately $64,000 was owed to the Company’s outside attorneys, $15,000 was owed to the Company’s independent outside auditors (this balance was paid in full on April 12, 2007), and an additional $6,800 was due to a consultant retained by the Company to assist in locating properties for the Company to purchase.

11

9. Accrued Expenses

Accrued expenses totaled $322,721 as of March 31, 2007 and consisted of $155,000 owed to Piping Partners Holdings, LLC (see note 13), $84,000 related to shares to be issued to a consultant (see note 10), $55,796 in accrued payroll and related expenses, $7,500 in accrued audit fees, $20,000 in accrued legal fees, and $425 in accrued insurance.

10. Stockholders’ Deficit

Retro-active recapitalization of shares outstanding

As stated above in note 2, the Company acquired all of the membership interests of Landbank, LLC on January 26, 2006. As a result, the Company’s stockholder equity was retroactively restated to reflect the equivalent number of shares received in the merger, which was 8,200,002 as adjusted for the 1 for 10 reverse stock split on June 30, 2006 (82,000,000 pre-split). Stockholders’ equity was $82,373 as of December 31, 2005.

Common Stock Issued

The Company did not issue any shares of its common stock during the three month period ended March 31, 2007. The only equity transaction during the same period in fiscal year 2006 was the above mentioned transfer of shares relating to the acquisition of Landbank, LLC (see note 2).

Common Stock to be issued

Pursuant to the terms of its agreement with Aurelius Consulting Group, Inc. (see note 9), the Company is to issue shares worth $12,000 per month to Aurelius as compensation for services provided. As of March 31, 2007, the Company had accrued $84,000 as a current liability in relation to shares owed to Aurelius for services provided. The $84,000 represents the final compensation owed to Aurelius per the terms of the above referenced agreement, and the entire $84,000 of accrued expense was recorded as of December 31, 2006.

On April 4, 2007, the Company issued 93,333 shares of its common stock as payment in full for the $84,000 in accrued professional fees. The total number of shares of the Company’s common stock issued and outstanding immediately after the issuance of the 93,333 shares was 9,928,664.

Stock Split

On March 3, 2006, the Company obtained written consent from stockholders holding a majority of the Company’s outstanding shares of voting securities to authorize a reverse split of the Company’s outstanding common stock. Pursuant to the terms of the written consent, the Company completed a 1 for 10 reverse split of its common stock, with special treatment for certain Company shareholders to preserve round lot shareholders. The following is a summary illustrating the effect of the reverse stock split:

	Post-Split	Pre-Split
Par Value	$0.0001	$0.00001

Authorized number of shares	100,000,000	1,000,000,000

Shares issued and outstanding	9,206,597	92,052,000

All fractional shares are rounded up and the authorized shares were reduced to 100,000,000. The financial statements have been retroactively restated for the effects of the above stock splits

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11. Related-party transactions

The Company pays a royalty to related companies equal to 35% of gross profit received by the Company on each all-cash sale generated by leads provided by that related company. Gross profit is defined as land sale revenue reduced by inventory cost, sales commissions, credit card merchant fees, and deed of trust transfer costs. The related companies are indirectly owned and controlled by two of the Company’s principal stockholders, who are also officers and directors of the Company. A third director of the Company receives a profit participation of 50% of the royalty payments received by one of the related companies, pursuant to its royalty agreement with the Company, for his services to that related company. During the three month periods ended March 31, 2007 and 2006, the Company recorded royalty expense to related parties of $142,520 and $251,117, respectively. The Company had prepaid royalty expense to related parties of $65,282 as of March 31, 2007 (see note 4).

The Company has an agreement with Investment Capital Researchers, Inc. (“ICR”), a Company owned by a member of the Company’s Board of Directors. Pursuant to the agreement, ICR received 200,000 shares (post-split) of the Company’s common stock on June 30, 2006 and may receive an additional 200,000 shares of the Company’s common stock (post-split) upon the achievement of specified milestones. Under the terms of the agreement, the issued shares can only be sold or transferred over a four-year period at the rate of 100,000 on each anniversary of the closing date of a secondary offering. All shares issued pursuant to this agreement will be restricted securities. The 200,000 shares issued on June 30, 2006 were valued at $120,000 based on fair value of the shares at the time of issuance. The Company expensed the entire $120,000 as non-cash consulting fees during the six month period ended June 30, 2006,

The Company shares its principal office in Van Nuys and its offices in both American Fork and Alameda with related parties. The Company does not pay rent for its Van Nuys and American Fork facilities, but, if it were required to pay rent on these facilities, the Company estimates the combined monthly rent value being approximately $1,200, which the Company deems as not material. The related parties are companies owned and controlled by two of the Company’s principal stockholders, who are officers and directors of the Company. The Company's office in Phoenix, Arizona is subleased from a related company owned by two of the Company’s directors. Under the terms of the sublease arrangement, the Company pays a pro rata share of the rent paid by the related company, based upon the portion of the space occupied by the Company. During the three month periods ended March 31, 2007 and 2006, the Company recorded related party rent expense totaling $5,556 and zero, respectively.

On December 22, 2006, the Company entered into a lease for approximately 1,200 square feet of office space in Alameda, California. The lease is for a term of twenty-five (25) months, commencing January 1, 2007. Per the terms of the lease, the first month is rent-free, with a base rent of $2,295 per month for months two (2) through twelve (12) and $2,366 per month for months thirteen (13) through twenty-five (25). The Company is also responsible for paying its pro-rated share of certain expenses, such as property taxes. The monthly rent and related expenses for the Alameda office are to be allocated to both the Company and its affiliate, Mentoring of America, LLC (“MAC”), with each company paying 50% of the expenses associated with maintaining this office.

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The following table details the Company’s rent expense commitments per the terms of the applicable lease agreements. The Company’s lease for its Arizona office expires in January 2008, while the lease for its Alameda office expires in January 2009. These two leases represent the only office leases currently entered into by the Company.

	2007	2008	2009
Arizona Office	$22,224	$1,852	$-

Alameda Office	12,623	14,196	1,183

Total	$34,847	$16,048	$1,183

A director of the Company has, through his accounting firm, provided accounting service to the Company. The Company recorded related party accounting expense totaling $5,383 during the three month period ended March 31, 2007. The Company incurred $30,700 in related party accounting expense during the same period in fiscal year 2006.

The Company currently pays no salary or other compensation to its Chief Executive Officer or President. The Company’s Chief Financial Officer is paid an annual base salary of $110,000 for 2007.

12. Concentration of Credit Risk

The Company maintains certain cash balances with a commercial bank. The Company’s cash balance of $439,251 as of March 31, 2007 was approximately $339,251 above insured limits.

13. Commitments

Joint Marketing Agreement with Aurelius Consulting Group, Inc.

On May 26, 2006, the Company entered into a Joint Marketing Agreement (the “Agreement”) with Aurelius Consulting Group, Inc. /Red Chip Companies (“ACG/RC”) to assist in marketing the Company to the investment community. ACG/RC, per the terms of the Agreement, will among other public relations and investor relations activities, distribute both a research report and a newsletter to the investment community.

In return for the above mentioned services, the Company was to pay ACG/RC a total of $150,000 in cash and restricted shares of the Company’s common stock. The cash portion totaled $44,000, with $20,000 down and $24,000 in eight monthly installments of $3,000 each. The remaining $106,000 was to be paid in stock, with $10,000 to be paid immediately and the remainder in eight monthly installments of $12,000 each. As of December 31, 2006, the Company had recorded all of the expenses relating to its agreement with ACG/RC.

As of March 31, 2007, the Company had paid ACG/RC $41,000 in cash, with the remaining $3,000 of the cash portion recorded under accounts payable, and had issued 24,445 shares (post-split) of stock valued at $14,667 based on fair value of the shares at the time of issuance, which was expensed as professional fees during the six month period ended June 30, 2006. As of March 31, 2007, the Company had an $84,000 accrued liability relating to the shares owed to ACG/RC for services provided. As previously stated, the $84,000 expense had been recorded as of December 31, 2006.

On April 4, 2007, the Company issued 93,333 shares of its common stock as payment in full for the $84,000 in accrued professional fees. The total number of shares of the Company’s common stock issued and outstanding immediately after the issuance of the 93,333 shares was 9,928,664.

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Agreement with Piping Partners Holdings, Inc.

On January 25, 2006, the Company entered into an agreement with Piping Partners Holdings, LLC (“PPH”) to assist the Company in seeking quotation of the Company’s shares on the Over the Counter Bulletin Board (“OTCBB”).

Per terms of this agreement with PPH, the Company agreed to pay PPH a success fee, which includes any and all application and filing fees and expenses, of $235,000, which is to be paid upon active quotation, with PPH’s assistance, of the Company’s shares on the OTCBB, less any advance amounts, and a $10,000 advance for legal services engaged by PPH, and approved by the Company, in connection with the Exchange Act Reports.

As of March 31, 2007, the Company had paid PPH the above mentioned $10,000 advance for legal services and an additional $70,000 advance towards fees incurred by PPH in relation to their services provided to the Company. The remaining $155,000 owed to PPH was recorded as an accrued liability as of March 31, 2007.The entire $235,000 owed to PPH was expensed during the Company’s fiscal year 2006, which ended December 31, 2006.

14. Options Granted to Directors and Officers

On November 2, 2006, the Board of Directors adopted, by written consent, the 2006 Stock Incentive Plan (“the Plan”). On November 9, 2006, the adoption of the Plan was approved and ratified by written consent signed by the holders of a majority of the Company’s stock. Per the terms of the Plan, the Company is authorized to reserve 3,000,000 shares of the Company’s authorized and unissued shares of common stock for issuance pursuant to the Plan.

On March 13, 2007, the Company granted an option to its Chief Financial Officer (“CFO”) to purchase 100,000 shares of the Company’s common stock at an exercise price of $0.02 per share. The option vests over a four (4) year period, with 25 % vesting of the shares vesting on March 12, 2008 and the remaining shares vesting at 1/48th per month thereafter until the option is vested and exercisable with respect to 100% of the shares. The term of the option is ten (10) years, with an expiration date of March 12, 2017. The option grant was valued at $2,000 as of the date of grant using the Black-Sholes option pricing model in accordance with FAS 123R using the following assumptions: volatility of 469.34%, Wall Street Journal prime interest rate of 4.69%, zero dividend yield, and an expected life of four (4) years. The Company expensed the entire $2,000 value of the option during the three month period ended March 31, 2007.

On December 28, 2006, the Company granted options to two of its Directors, one of whom is the Company’s Chief Executive Officer and the other the President, in consideration of their service as Directors of the company. Each Director was granted an option to purchase 100,000 shares of common stock at an exercise price of $0.12 per share, the fair value of the Company’s common stock on the date of grant, in consideration of their service as a director of the company. Each option grant was valued at $11,681 as of the date of grant using the Black-Sholes option pricing model in accordance with FAS 123R using the following assumptions: volatility of 191.06%, risk free interest rate of 4.69%, dividend yield of zero, and expected life of five (5) years. Each of the options vests as follows: 50% of the shares subject to each option will vest upon achievement of a specified performance goal related to the Company’s stock price and the remainder will vest on a quarterly basis thereafter at a rate of 25% per quarter. The options will not vest and the options will expire in the event that the performance goal is not achieved within the timeframe specified by the goal. The term of the option, and the implied service condition, is one year from the date of grant, so the Company began expensing the value of these options, $1,948 per month ($974 per option), over the twelve-month term beginning in December 2006. Accordingly, the Company recorded $5,844 in expense relating to these option grants during the three month period ended March 31, 2007.

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On November 9, 2006, the Company granted options to each of its two independent directors to acquire 1,200,000 shares (600,000 shares per director) of the Company’s common stock pursuant to the Plan. Each option grant was valued at $59,963 ($119,926 in the aggregate) as of the date of grant using the Black-Sholes option pricing model in accordance with FAS 123R using the following assumptions: volatility of 125.95%, risk free interest rate of 4.60%, dividend yield of zero, and expected life of five (5) years. The options vest as follows: 20% of the shares subject to each option vested on December 31, 2006 and 20% of the shares subject to each option vest each year thereafter. During the year ended December 31, 2006, the Company recorded $23,986 of compensation based on the fair value method under FAS 123R and is expensing the remaining value of the options at the rate of $2,000 per month until the entire $119,926 has been expensed. The Company expensed $6,000 in relation to these options during the three month period ended March 31, 2007.

The Company adopted SFAS No. 123-R effective November 1, 2006 using the modified prospective method. Under this transition method, stock compensation expense recognized in the year ended December 31, 2006 includes compensation expense for all stock-based compensation awards granted on or after November 1, 2006, based on the grant-date fair value estimated in accordance with the provisions of SFAS No. 123-R.

Following is a summary of the stock option activity:

	Options outstanding	Weighted Average Exercise Price	Aggregate Intrinsic Value
Outstanding, December 31, 2006	1,400,000-	-	-
Granted	100,000	-	-
Forfeited	-	-	-
Exercised			-
Outstanding March 31, 2007	1,500,000	$0.02	-

Following is a summary of the status of options outstanding at March 31, 2007:

Outstanding Options			Exercisable Options

Exercise Price	Number	Average Remaining Contractual Life	Average Exercise Price	Number	Average Exercise Price
$0.0001	1,200,000	4.86	$0.0001	240,000	$0.0001
$0.12	200,000	4.99	$0.12	-	$0.12
$0.02	100,000	3.95	$0.02	-	$0.02

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15. Going Concern

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles which contemplate continuation of the company as a going concern. However, the Company has an accumulated deficit of $1,255,445 as of March 31, 2007, including a net loss of $138,748 for the three month period ended March 31, 2007. The Company’s total liabilities exceeded its total assets by $841,000 as of March 31, 2007. In view of the matters described above, recoverability of a major portion of the recorded asset amounts shown in the accompanying consolidated balance sheet is dependent upon continued operations of the company, which in turn is dependent upon the Company’s ability to raise additional capital, obtain financing and succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management has taken the following steps to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue as a going concern

1.
Hired additional Land Acquisition Specialists to help acquire more properties, as well as a more diversified mix of properties, that will allow the Company to increase sales volume while minimizing the risk of saturating a particular market, or geographic location, and thereby adversely affecting the ability of the Company’s customers to resell their properties at a profit.

2.	Hired consultants to assist the Company in securing additional financing (see note 13).

Management believes that actions presently being taken to (1) obtain additional funding, and (2) implement its strategic plans provide the opportunity for the Company to continue as a going concern. Furthermore, two of the principal shareholders have demonstrated both their ability and willingness to lend working capital to the Company and are committed to doing so into the future. As of March 31, 2007, these principal shareholders have directly, and indirectly, lent the company $2,743,299 (see note 3).

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ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 2007

The following discussion of our financial condition and results of operations should be read in conjunction with our financial statements and the notes to those statements included elsewhere in this Form 10-QSB filing. In addition to the historical financial information, the following discussion and analysis contains forward-looking statements that involve risks and uncertainties. Our actual results may differ materially from those anticipated in these forward-looking statements as a result of certain factors, including those set forth under "Risk Factors" and elsewhere in this Form 10-QSB filing.

The Company acquired Landbank, LLC and its real property operations in January 2006. Concurrent with this acquisition, there was also a change in management and principal ownership of the Company. Prior to its acquisition of Landbank, LLC, the Company was engaged, through its former operating subsidiary, iStorage Networks, Inc (iSNG), in the development of computer network storage solutions. From 1999 through November 2004, the Company was dormant, with no operations. It was only during the period from November 2004 to December 2005 that the Company, as iSNG, was operational. Landbank, LLC had only a limited operating history prior to being acquired by the Company, commencing operations in the second quarter of 2005 and had no operations, assets or liabilities as of December 31, 2004.

Since January 2006, the Company has been engaged solely in the business of acquiring parcels of land in bulk, primarily through the real property tax lien foreclosure process, and then reselling the land as individual parcels. The Company’s business is asset intensive. Since the business is predicated on identifying, repackaging, and selling properties, long-term investment decisions do not play a significant role. Interest rate trends do not necessarily impact the Company’s business; as such rates tend to produce a canceling effect in terms of both the purchase and the resale prices.

We currently have operations in nine states, and have also acquired properties in Mexico. We are not dependent on any single customer and no customer represents over 10% of our total revenues.

The objective of the Company is to achieve and sustain a manageable growth rate that will enable it to become a market leader in its field. Management believes that this objective can be achieved by expanding the Company’s “direct to consumer” marketing efforts, developing networking responsiveness to assess buyer satisfaction, and dedicating additional resources to acquisition efforts. To date, marketing efforts have indicated that customers who buy may have a recurring need to buy for investment and/or resale purposes. Consequently, each customer represents the potential for multiple sales. The fact that the Company operates in several geographical regions tends to mitigate any seasonal or regional factors that might impact its business operations.

The Company finances its operations by loans from affiliated companies and revenues generated from operations. From the commencement of operations in the second quarter of 2005 through March 31, 2007, the Company had net borrowings from its affiliates, including accrued interest, of $2,767,987 and net revenues totaling $6,722,286, of which $1,835,891 was gross profit, which is defined as revenue less the cost of the land, processing fees, merchant fees, dues and taxes, and royalties. We derive revenue solely from the sale of the properties we acquire.

We incur the following costs of revenue:

Operating Expenses

Sales and Marketing Expense: Our sales and marketing expenses, excluding royalty agreements, consist primarily of personnel costs for our sales and marketing staff, sales commissions, travel and lodging, marketing programs, allocated facilities, and other related overhead. We pay commissions as we recognize revenue and collect receivables.

Acquisition Team: We have a team of six acquisition specialists responsible for identifying and acquiring suitable properties. Expenses consist primarily of personnel costs for team members, purchase commissions, travel and lodging, and other related overhead. We pay commissions only upon completion of the purchase transaction, including transfer of the deed.

General and Administrative Expenses: Our general and administrative expenses consist of personnel costs for executives and staff (finance/accounting and human resources), as well as costs relating to travel and lodging, accounting/audit services, legal and other professional services, and other costs incurred during the normal course of operations.

Acquisition Costs: To date we have acquired all of our properties, with the exception of certain parcels in Nevada, for cash. The average cost of properties that we acquire varies depending on the size, location and other specific characteristics of each property.

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Income Taxes: Our income tax expense includes the tax obligations for the multiple tax jurisdictions in which we operate. The income tax expense is affected by the profitability of our operations in the jurisdictions in which we operate, the applicable tax rate for these jurisdictions, and our tax policies. We make significant estimates in determining our consolidated income tax expense. If our actual amounts differ from these estimates, our provision for income taxes could be materially impacted.

Royalty payment: We derive a significant number of customers from databases developed by certain of our affiliates. Pursuant to royalty agreements, we pay a royalty to these affiliates equal to 35% of gross profits (less acquisition costs) earned by us on any cash sale of a property to a customer referred to us under these royalty agreements. Our ability to draw on these customer databases significantly reduces our direct sales and marketing expenses.

In the future, the Company intends to continue to make use of its affiliate databases, but also hopes to develop other distribution methods, particularly where the Company acquires a significant number of lots in one area. The Company intends to expand its purchasing of suitable properties to include as many different states/geographic regions as its current resources will allow.

COMPARISON OF THE THREE MONTHS ENDED MARCH 31, 2007 TO THE THREE MONTHS ENDED MARCH 31, 2006

Results of Operations

Net revenue for the three month period ended March 31, 2007 was $901,707, which represents a decrease of $755,634, or 45.6%, from the $1,657,341 recorded during the same period in fiscal year 2006. The decrease in net revenue is the result of fewer properties being sold during the period ended March 31, 2007 as compared to the same three month period in 2006. The total number of properties sold in the three month period ended March 31, 2007 was 388, a decrease of 743 units, or 65.6%, from the 1,131 units sold during the same period in fiscal year 2006. The decrease in the number of units sold is primarily attributable to the Company’s lack of a diversified inventory of properties to sell, which limits the number of properties that the Company can sell as it must be careful not to sell too many properties in one particular market, or geographic region, and risk saturating that particular market and adversely affecting the ability of the Company’s customers to resell their property at a profit. The continued diversification of the Company’s mix of properties sold is an important aspect of its business strategy, as a diversified portfolio of properties to sell may allow the Company to significantly increase both sales volume and net revenue while potentially minimizing the risk of flooding, or saturating, a particular market with properties and adversely affecting our customers’ ability to resell their property at a profit. Although the number of properties sold decreased from the same period in fiscal year 2006, the average selling price increased by $859 per property sold, or 58.6%, from an average of $1,465 per property sold in the first quarter of fiscal year 2006 to an average of $2,324 per property sold in the first quarter of fiscal year 2007. The increase in the average selling price is primarily attributable to the Company offering higher quality properties that, in some cases, were larger and in better locations then properties sold during the three month period ended March 31, 2006.

The following table details the number of properties sold, the state in which the properties sold were located, and the net revenue generated by the properties sold for the three month periods ended March 31, 2007 and 2006:

	Three Months Ended March 31,
	2007		2006
	Units	Revenue (000s)	Units	Revenue (000s)
Arizona	4	$6.2	-	$-
Colorado	7	56.3	-	-
Florida	(1)	(9.5)	-	-
New Mexico	(1)	(6.1)	-	-
Oklahoma	8	5.3	251	421.3
Pennsylvania	172	482.8	842	70.8
Texas	199	366.7	38	1,165.2
	388	$901.7	1,131	$1,657.3

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Cost of goods sold during the three month period ended March 31, 2007 totaled $637,027, a decrease of $553,955, or 46.5%, from the $1,190,982 incurred during the same period in fiscal year 2006. The decrease in cost of goods sold is attributable to the decrease in the number of properties sold, as the Company sold 743 fewer properties during the three month period ended March 31, 2007 as compared to the same period in 2006. The average cost per property sold during the three month period ended March 31, 2007 was $1,642 as compared to $1,053 during the same period in fiscal year 2006. The average land cost increased by 46.6%, from an average of $652 per property sold during the three month period ended March 31, 2006 to $956 per property sold during the same period in fiscal year 2007. This increase is attributable to the improved quality (size, location, amenities, etc) of the properties sold during the three month period in fiscal year 2007 as compared to the same period last year. Royalties paid to an affiliated company averaged $367 per property sold during the March 31, 2007 period, an increase of $145, or 65.3%, as compared to the $222 per property sold during the same period in fiscal year 2006. The increase in royalties is due to the higher gross profit achieved by the Company, which results in an increase in the royalty owed to the affiliated company (see note 11 of the accompanying notes to the financial statements). The average sales commission paid per property sold was $103 during the three month period ended March 31, 2007, which represents an increase of $48, or 87.3%, as compared to the average sales commission of $55 per property sold during the same period in fiscal year 2006. Sales commissions paid are based on a percentage of the gross selling price of each property sold by the Company’s sales personnel, so the increase in the average selling price of the properties sold during the three month period ended March 31, 2007 (see revenue explanation above), as compared to the same period in fiscal year 2006, resulted in higher average sales commissions per property sold. Processing fees averaged $133 per property sold during the period ended March 31, 2007, an increase of $68, or 105%, from the $65 per property sold that was averaged during the same period last year. Processing fees are, for the most part, dictated by individuals and agencies who are not controlled by the Company, so the increase in processing costs represents higher fees being charged to the Company by the various individuals and agencies that process the deeds and other paperwork associated with the buying and selling of the Company’s properties. The average merchant fee per property sold during the period ended March 31, 2007 was $82, an increase of $44, or 116%, as compared to the $38 average that was incurred during the same period in fiscal year 2006. Merchant fees, much like sales commissions, are calculated on the gross selling price of the property sold, so the significant increase in the average selling price of the properties sold during the three month period in fiscal year 2007, as compared to the same period in fiscal year 2006, resulted in a higher per property average.

The Company’s cost of goods sold, and the corresponding average per property sold, for the three month periods ending March 31, 2007 and 2006 is detailed below:

	Three Months Ended March 31,
	2007		2006
	Total (000s)	Per lot average	Total (000s)	Per lot average
Land cost	$370.8	$956	$737.3	$652
Processing fees	51.7	133	73.4	65
Merchant fees	31.9	82	42.7	38
Royalty to related party	142.5	367	251.1	222
Sales commissions	40.1	103	61.9	55
Dues & taxes	-	-	24.5	22
	$637.0	$1,642	$1,190.9	$1,053

Gross profit for the three months ended March 31, 2007 was $264,680, which represents 29.4% of net revenue. During the same period in fiscal year 2006, gross profit totaled $466,359, which was 28.1% of net revenue. The decrease in gross profit as measured in dollars was due to the decrease in the number of properties sold during the three month period in fiscal year 2007 as compared to the same period in fiscal year 2006. As measured as a percentage of net revenue, gross profit increased during the current year period due to the significant increase in the average selling price of the properties sold. The average selling price increased by approximately 59% while the average cost of the properties sold increased by only 56%, resulting in a higher gross margin for the three month period ended March 31, 2007 as compared to the same period in fiscal year 2006.

Operating expenses totaled $349,703 during the three months ended March 31, 2007, which represents an increase of $60,367, or 20.8%, from the $289,336 that was incurred during the same period last year. Salaries and related expenses increased by $88,952 from the $59,940 incurred during the same three month period in fiscal year 2006. The increase in salaries and related expenses is due to increased headcount, with the Company having six (6) full-time employees during the 2006 period and fifteen (15) during the 2007 period. Compensation paid to directors and officers increased by $41,344 during the current period due to the cash compensation paid to the Company’s Chief Financial Officer, which totaled $27,500, and the expensing of options granted to certain directors and officers of the Company, which totaled $13,844. Accounting/audit fees increased by $12,000 during the current period, as compared to the same period last year, as the Company began accruing the audit/quarterly review fees that it anticipates incurring in relation to being a public entity. Insurance expenses increased by $13,946 during the three months ended March 31, 2007 as a result of the Company securing insurance policies normally associated with running a company (directors & officers, general liability, workers’ comp, etc), none of which were in place during the three month period in fiscal year 2006. These increases, and the others listed in the table below, in operating expenses incurred during the current period were partially offset by the $107,125 decrease in professional fees, the $7,925 decrease in legal fees, and the $5,086 decrease in travel expenses that the Company experienced as compared to the same period in fiscal year 2006. The significant reduction in professional fees is almost entirely in relation to fees paid to consultants that were retained by the Company during the three month period in 2006 and who were not compensated during the same period in fiscal year 2007.

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The following table details operating expenses for the three month periods ended March 31, 2007 and 2006:

	Three Months Ended March 31,
	2007	2006
Salaries & related	$148.9	$59.9
Directors & Officers compensation	41.3	-
Legal fees	63.8	71.7
Accounting/audit fees	15.0	3.0
Investor relations	9.3	7.6
Professional fees	4.3	111.4
Office rent	7.9	5.6
Travel	15.5	20.5
Insurance	14.0	-
Depreciation	1.7	-
Other	28.0	9.6
	$349.7	$289.3

During the three month period ended March 31, 2006, the Company incurred a one-time cash charge of $140,000 in relation to its acquisition of Landbank, LLC (see note 2 of the accompanying notes to the financial statements). No such extraordinary charge was incurred by the Company during the three month period ended March 31, 2007.

Interest expense for the three months ended March 31, 2007 totaled $52,125, of which $12,411 was interest incurred on the Company’s bank loan (see note 5 of the accompanying notes to the financial statements) and the remaining $39,714 was interest incurred on loans from related parties (see note 3 of the accompanying notes to the financial statements). During the same period in fiscal year 2006, interest expense was $33,379, with $14,830 relating to the bank loan and the remaining $18,549 relating to loans from related parties. The increase in interest expense during the current period in fiscal year 2007, as compared to the same period in fiscal year 2006, is due entirely to interest expense relating to funds borrowed from related parties. As of March 31, 2007, the Company had related party borrowings (principal only) in the amount of $1,984,213 as compared to $1,091,344 as of March 31, 2006. The increase in the amount owed resulted in higher interest expenses.

The net loss for the three months ended March 31, 2007 totaled $138,748, which includes a $1,600 state tax expense paid by the Company in March 2007. During the same period in fiscal year 2006, the Company recorded net income of $3,644. The difference in net income/loss, as compared on a year to year basis, is attributable to the Company’s sales volume. The Company’s expenses relating to its infrastructure increased at a faster rate than the rate of growth in net revenue. The Company’s current infrastructure can support net revenue significantly higher than that experienced during the three month period ended March 31, 2007.

Assets and Liabilities

The Company had a cash balance of $439,251 as of March 31, 2007, an increase of $173,281 from the $265,970 on hand as of December 31, 2006. The increase in cash is primarily attributable to the increase in funds borrowed from related parties, with the Company borrowing an additional $98,138 during the three month period ended March 31, 2007, and cash provided by the sale of inventory, which totaled $280,355. Cash provided by operating activities was $105,368, with the aforementioned $280,355 provided via inventory sales, $24,896 generated via the reduction in prepaid expenses, and $22,044 generated via other operating activities being partially offset by the net operating loss of $138,748, the $39,297 used to pay down accounts payable, the $36,156 reduction in deferred revenue, and the $7,726 used to reduce accrued expenses. The Company used $20,789 to purchase capital equipment (computers and related hardware) during the three month period ended March 31, 2007, while financing activities provided net cash of $88,702, with $98,138 borrowed from related parties being offset by $9,436 relating to principal payments made on the bank loan.

21

The following is a summary of the cash provided during the three month period ended March 31, 2007:

Cash as of 12/31/06	$265,970

Net loss for three months ended 3/31/07	(138,748)
Add back depreciation - capital equipment	3,464
Add back amortization - options	13,844
Less cash used to pay down accounts
payable and accrued expenses	(47,023)
Less reduction in deferred revenue	(36,156)
Less principal payments on bank loan	(9,436)
Less capital equipment purchases	(20,789)
Add cash from inventory sold	280,355
Add cash borrowed from related parties	98,138
Add cash from reduction in prepaid expenses	24,896
Add cash from reduction in other receivables	4,736
Cash provided during three months ended 3/31/07	173,281

Cash as of 3/31/07	$439,251

Inventory was $2,956,908 as of March 31, 2007, a decrease of $280,355 from the $3,237,263 that was held as of December 31, 2006. The Company purchased $90,441 of new properties during the three months ended March 31, 2007, with $23,950 of the purchases being properties located in Texas and the remaining $66,491 being properties located in Pennsylvania. Land costs associated with the Company’s revenue for the three month period ended March 31, 2007 were approximately $370,796, which, net of the $90,441 in land purchases, equates to the aforementioned $280,355 reduction in inventory. The following is a summary of the Company’s inventory holdings as of March 31, 2007:

	Actively marketed	Being prepared for marketing	Total
Arizona	26,973	-	26,973
Colorado	269,861	-	269,861
Florida	23,574	-	23,574
Michigan	17,347	-	17,347
Mexico	-	298,348	298,348
Nevada	-	859,072	859,072
New Mexico	61,910	-	61,910
Oklahoma	17,499	-	17,499
Pennsylvania	252,338	66,353	318,691
Texas	1,062,133	1,500	1,063,632
	1,731,635	1,225,273	2,956,908

“Actively Marketed” properties are properties that are ready for immediate resale, while properties “Being Prepared for Marketing” are properties that are not currently ready to be sold due to any number of reasons, such as, but not limited to, zoning issues and title issues. In regard to the properties listed above that are categorized as “Being Prepared for Marketing”, the property in Mexico is awaiting final deeding from the previous owner to the Company. The deeding process in Mexico has proven to be a slow and tedious affair, and, based on this particular experience, the Company will carefully evaluate any future purchases of property in Mexico. The Nevada property, which is also categorized as “Being Prepared for Marketing”, has been delayed from being actively marketed as the Company awaits approval to subdivide the properties into smaller parcels. This property was originally purchased in fiscal year 2005 and is the only property that the Company has not purchased for cash in full; this property is financed by a bank loan (see note 5 of the accompanying notes to the financial statements). The remaining properties that are categorized as “Being Prepared for Marketing”, which are located in Pennsylvania and Texas, were purchased during the period ended March 31, 2007 and late in fiscal year 2006 and are in the process of being deeded to the Company.

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As previously mentioned, the Company is aggressively pursuing strategies to diversify its real estate holdings. The Company believes that a broad, diversified inventory of properties may provide more buying options to our customer base while also attracting new customers who may not have previously purchased property from the Company because the Company did not offer the type of property that these individuals were interested in buying. Also, the Company believes that a diversified inventory portfolio may allow it to significantly increase both sales volume and net revenue while minimizing the potential to flood a particular market, or geographic region, with properties, and, in the process, depress property values and adversely impact the ability of our customers to resell their property at a profit.

Prepaid expenses totaled $189,279 as of March 31, 2007, a decrease of $24,896, or 11.6%, from the $214,175 as of December 31, 2006. The decrease in prepaid assets is due entirely to the decrease in prepaid expenses related to the Company’s deferred revenue. The Company follows FASB 66 - Accounting for Sales of Real Estate (see note 1 of the accompanying notes to the financial statements), and due to the Company’s 60-day refund policy, all sales transactions, and their related direct expenses, are not recognized until after the expiration of the buyer’s 60-day rescission period. Therefore, the Company records these direct expenses, which include royalties paid to an affiliate, sales commissions, merchant fees, and processing fees, as prepaid expenses until the 60-day buyer’s rescission period has expired. Prepaid accounting/audit fees are to be expensed over the twelve (12) month period beginning January 2007, while prepaid rent represents the last monthly rent payment on the Company’s office in Alameda, California. Prepaid insurance relates to both the Company’s general liability and directors & officers insurance policies and are expensed over the one-year term of the policies. The following table details prepaid expenses as of March 31, 2007:

Prepaid Expenses as of March 31, 2007
(000s)
Accounting/audit fees	$22.5
Rent - Alameda office	2.4
Travel advance	0.5
Insurance	8.0
Processing fees	42.9
Merchant fees	18.3
Royalty to related party	65.3
Sales commissions	29.4
$189.3

Property and equipment totaled $17,235, net of accumulated depreciation, as of March 31, 2007 and consisted of computers and related computer hardware. These assets were purchased for use in the Company’s Alameda office and were put into service in February 2007. These assets were recorded at their cost of $20,789, which included the purchase price, tax, and freight. The Company is expensing these assets over a twelve (12) month period beginning February 2007, with the monthly depreciation totaling $1,732. During the three month period ended March 31, 2007, the Company recorded depreciation expense of $3,464.

Current liabilities totaled $3,987,308 as of March 31, 2007, an increase of $18,948 from the $3,968,360 as of December 31, 2006. The following table details current liabilities as of March 31, 2007:

Current Liabilities as of March 31, 2007
(000s)
Accounts payable	$94.9
Due to related parties (principal & accrued interest)	2,768.0
Accrued expenses	266.9
Accrued payroll	55.8
Bank loan - current portion	43.2
Deferred revenue	758.5
$3,987.3

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Accounts payable consist of normal expenses incurred during the course of business, and the Company’s payables are current with regard to vendor terms. As of March 31, 2007, accounts payable totaled $94,906, with approximately $64,000 owed to the Company’s outside attorneys, $15,000 owed to the Company’s independent auditors (the $15,000 was paid in April 2007), and $6,800 owed to a consultant hired by the firm to assist the Company in identifying, and acquiring, suitable properties for the Company to resell. Accrued expenses totaled $266,925 as of March 31, 2007 and consisted of $155,000 owed to Piping Partners Holdings, LLC (see note 13 of the accompanying notes to the financial statements), shares to be issued in the amount of $84,000 in relation to services provided by Aurelius Consulting Group, Inc./RedChip Companies (see notes 10 and 13 of the accompanying notes to the financial statements), $20,000 in accrued legal fees, $7,500 in accrued accounting fees, and $425 in accrued insurance expenses. The Company paid Piping Partners $80,000 in April 2007, reducing the amount owed to them to $75,000. On April 4, 2007, the Company issued 93,333 shares of its common stock to Aurelius Consulting Group as payment in full for the $84,000 in accrued fees. Accrued payroll and related expenses totaled $55,796 as of March 31, 2007 and consisted of accrued vacation pay and two weeks of payroll expense that had been accrued but not paid as of March 31, 2007. The Company owed related parties $2,767,987 as of March 31, 2007, which consisted of $1,984,213 borrowed from affiliated companies (see note 3 of the accompanying notes to the financial statements), accrued interest of $215,313 related to the funds borrowed from affiliated companies, accounting/professional fees totaling $24,688 owed to Gaytan, Baumblatt, and Leevan, a firm owned by a Director of the Company, and royalties owed to an affiliated company in the amount of $543,773 (see note 11 of the accompanying notes to the financial statements). The $43,183 is the current portion of a bank loan for the Nevada properties (see note 5 of the accompanying financial statements), while the deferred revenue relates to sales that have occurred as of March 31, 2007, but whose revenue has not been recognized as of March 31, 2007 in compliance with FASB 66 - Accounting for Sales of Real Estate (see note 1 of the accompanying notes to the financial statements).

As of March 31, 2007, the Company owed $503,445 to a third party who financed the Company’s purchase of properties in Pershing County, Nevada, of which $43,183 is classified as a current liability and $460,262 as a long-term liability. The properties were purchased in August 2005, and the amount owed as of December 31, 2006 was $512,881. The Company is required to make monthly payments of principal and interest, with total principal payments of $9,436 and interest payments of $12,411 having been made by the Company during the three month period ended March 31, 2007. As of March 31, 2007, the Company was current with payments due on this loan.

Liquidity and Capital Resources

To date, the Company has funded inventory acquisitions primarily from net revenue received from sales of properties in inventory and from funds borrowed from affiliates. The Company has not incurred any debt in order to finance its operations, with the exception of amounts due to affiliates and mortgages taken out for nineteen (19) sections of land acquired in Pershing County, Nevada in 2005 (see note 5 of the accompanying financial statements). These mortgages bear interest at 10% per annum and mature September 1, 2015. The Company anticipates selling these properties by December 31, 2007 and repaying these mortgages in full.

While the Company believes that it can achieve its current objectives without raising additional capital, additional capital would allow the Company to benefit from economies of scale in the real estate market and to shorten the lead-time required to acquire new properties. Additional capital would also allow the Company to acquire a more diversified portfolio of properties that the Company believes would allow it to significantly increase both sales volume and net revenue while minimizing the potential to flood a particular market, or geographical region, with properties, and, in the process, depress property values and adversely impact the ability of our customers to resell their property at a profit. Toward that end, the Company has engaged consultants to advise it with respect to raising capital in the public and/or the private marketplaces in the short and medium term. The Company believes, however, that based upon current plans, it will be able to fund its current operations from existing cash flows from operations for the remainder of fiscal year 2007 without raising any additional capital. To the extent that our cash flow from operations is insufficient to fund our future activities, we may need to raise additional funds through equity or debt financing. There can be no assurance that such financings can be obtained on favorable terms, if at all.

Since the Company had both revenue and gross profit in fiscal years 2007, 2006, and 2005, the Company plans to continue its current model, namely, an emphasis on carefully selecting properties to acquire for resale while at the same time broadening its customer/resale base. The Company has no plans to make any significant changes in the number of its employees, although we do anticipate possibly increasing the number of acquisition specialists as we expand into new states.

The Company has no material commitments for capital expenditures as the Company lets marketplace conditions serve as its guide in terms of acquisition exposure. There are no significant elements of income or loss arising from anything other than the Company’s continuing operations.

Critical Accounting Estimates

The Company's consolidated financial statements are prepared in conformity with U.S. generally accepted accounting principles, which require the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Management bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances. The Company's estimates are based on the facts and circumstances available at the time; different reasonable estimates could have been used in the current period, and changes in the accounting estimates used are likely to occur from period to period, which may have a material impact on the presentation of the Company's financial condition and results of operations. Actual results reported by the Company may differ from such estimates. The Company reviews these estimates periodically and reflects the effect of revisions in the period that they are determined. Note 1 of the Notes to our Consolidated Financial Statements includes a summary of the accounting policies and methods used in the preparation of our consolidated accounts. Set forth below is a brief discussion of what the Company believes to be the more critical judgment areas in the application of the Company's accounting policies.

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Impairment of Inventory

The Company's inventory consists of land parcels that are purchased for resale purposes, and, except for special circumstances, do not normally remain in inventory for a prolonged period of time. The Company records its inventory at the lower of cost or fair market value at the relevant balance sheet date. The Company reviews its inventory on a quarterly basis in an attempt to (1) identify "problem" properties that may become impaired (difficult or impossible to sell), and (2) identify the financial impact, or impairment, to the recorded cost, or carrying value, of these properties. The Company attempts to measure impairment on an item-by-item basis, but due to practical limitations, the Company also measures impairment for a group of similar/related properties. The Company considers properties to be similar/related if they are from the same subdivision and/or geographic region. For the purpose of this discussion, the term "property" refers to a specific property or a group of similar/related properties.

The Company recognizes inventory impairment at the time it's incurred, which is at the conclusion of the aforementioned quarterly reviews. Impairment charges, or write-downs to the recorded value of a property, occur when the estimated fair market value (FMV) of a property falls below the recorded, or carrying cost, of the associated property. The estimated FMV of a property is based on the conditions that exist at the relevant balance sheet date, with consideration being given to events after the relevant balance sheet date to the extent that they confirm conditions existing at or before the relevant balance sheet date. The Company's quarterly inventory impairment reviews require the exercise of judgment and take into consideration all relevant information available to the Company at the time the review is conducted. This periodic comparison of comparable information determines if the value of our properties has become impaired.

In attempting to identify impaired properties, the Company begins by analyzing recent trends in selling prices (EBay, Bid4Assets, real estate agent listings, and the Company's sales records) to establish the estimated FMV of a property and then compares the estimated FMV to the recorded value of the property to ensure that the estimated FMV has not fallen below the recorded value. Should it be determined that the estimated FMV is less than the recorded value, the Company records the appropriate impairment charge at that time, as it writes down the value of the property to it's estimated FMV, which does not include any profit/markup.

The Company also reviews its properties to identify problems/issues that may reduce a property's value, such as, but not limited to, zoning issues, right of way issues, and failed perc tests. Any of these problems, and similar problems not previously mentioned, can have an adverse affect on the estimated FMV of a property and necessitate a write-down of the recorded value of said property. Should it be determined that such "problem" properties exist, the Company records the appropriate impairment charge at that time, as it writes down the value of the property to it's estimated FMV, which, as previously mentioned, does not include any profit/markup.

The Company's return rates (the number of similar properties sold by the Company that have been returned to the Company by the buyer) are also reviewed in an effort to gauge the favorability, or salability, of its properties. The purpose of this review is to attempt to determine if certain properties are (1) not in favor with our Customer base, (2) overpriced, (3) saturated for that particular market, or (4) problem properties for some reason unknown to the Company. Should it be determined that certain properties are experiencing abnormally high return rates and may be difficult to sell at an estimated FMV above their recorded cost, the Company will record the appropriate impairment charge at that time, as it writes down the value of the property to its estimated FMV.
The Company's impairment analysis is predicated on establishing an accurate estimate of a property's FMV. This estimate of FMV is based on the analysis of known trends, demands, commitments, events and uncertainties. As previously stated, the Company reviews all relevant information at its disposal at the time its impairment analysis is being performed, and uses that data to assess what impairment charges, if any, have been incurred. However, estimated FMV can be difficult to establish and is contingent on market conditions, such as, but not limited to, supply and demand, local and national economic factors, and interest rates. Any change in these market conditions, and similar conditions not previously mentioned, could have a material impact on estimated FMV, and, therefore, future inventory impairment charges incurred by the Company. Since there is not always a readily available source for land values, the weight of all measures, as described above, are considered by management in its impairment analysis.

Risk Factors that May Affect Future Results and Market Price of Stock

The Company's operations and its securities are subject to a number of substantial risks, including those described below. If any of these or other yet unforeseen risks actually occur, the Company's business, financial condition, and operating results, as well as the trading price or value of its securities could be materially adversely affected. No attempt has been made to rank these risks in the order of their likelihood or potential harm. In addition to those general risks enumerated elsewhere, any purchaser of the Company's common stock should also consider the following risk factors:

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Risks Related to the Company's Operations:

We have a limited operating history and cannot guarantee profitability.

The Company acquired its current operations in January of 2006 through the purchase of Landbank LLC. Landbank, LLC itself commenced operations during the second quarter of 2005. At this stage, the Company has only a limited operating history upon which an evaluation of performance and future prospects can be made. There can be no assurance that the Company will be able to continue to generate revenues in the future.

The Company is subject to all of the business risks associated with a new enterprise, including, but not limited to, the risk of unforeseen capital requirements, lack of fully-developed products, failure of market acceptance, failure to establish time proven business relationships, and a competitive disadvantage vis-a-vis larger and more established companies.

We may need to raise capital in the future, and if such capital is not available on acceptable terms, we may have to curtail or cease operations.

The Company's business is dependent in part on being able to acquire and make available a broad selection of properties. Acquisition of these properties requires significant capital expenditure. While the Company intends to generate sufficient revenues in the future to fund our acquisitions, it is possible that we may need to raise additional capital. Consequently, we may be unable to raise sufficient additional capital on terms deemed acceptable. In that event, the Company may have to curtail or cease operations and/or limit the number of properties maintained in inventory. This could have an adverse impact on the Company's ability to effectively compete with other companies, which are able to offer customers a broader range of properties. If additional funds are raised through the issuance of debt securities or preferred stock, these securities could have rights that are senior to the holders of the common stock, and any debt securities could contain covenants that would restrict the Company's operations. In addition, if the Company raises funds by selling common stock or convertible securities, existing stockholders could face dilution of their shares.

We may be unable to identify or acquire suitable properties at a low cost, which could affect our ability to generate revenues.

The Company's ability to generate revenues is highly dependent on its ability to maintain low acquisition costs while offering a wide range of suitable properties. There can be no assurance that the Company's acquisition teams will be successful in locating suitable properties on financially attractive terms.

Competition for properties may increase costs and reduce returns.

The Company competes to acquire real property with individuals and other entities engaged in similar activities. Many of our competitors have greater financial resources, and thus, a greater ability to borrow funds and to acquire properties. Competition for properties may reduce the number of suitable acquisition opportunities available and may have the effect of increasing acquisition costs thereby adversely impacting Company profits.

We acquire a substantial number of our properties through the tax-lien foreclosure process, and may therefore be subject to additional costs for eviction and/or clearing title.

When acquiring properties through the tax-lien foreclosure process, the property is deeded to the buyer by the relevant government entity without any warranties as to title, and in some instances, subject to a right of the original owner to redeem the property within a certain number of days. In addition, the buyer of the property remains responsible for any eviction of a prior owner who remains in possession of the property. The majority of parcels that we acquire are unimproved lots with no owner in possession, and we attempt to perform adequate due diligence in connection with the purchase of each piece of property to ensure that there are no material liens or encumbrances affecting title to the property. We cannot however guarantee that we will not be required to undertake eviction or other proceedings in connection with properties purchased in this process, or that we will not encounter undisclosed encumbrances. In the event such a situation arises, we may incur significant additional acquisition costs which may adversely affect our net revenues and/or results of operations. In counties where there is a right of redemption, we hold the property in inventory until the right has lapsed. The Company does not currently acquire significant amounts of properties in counties where such rights exist, however, if we do, any exercise of these rights could delay our ability to generate revenues from these properties.

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We may be unable to sell a property, if or when we decide to do so, which could delay revenues needed to fund operations.

The real estate market is affected by many factors, such as general economic conditions, availability of financing, interest rates, and other factors, including supply and demand, that are beyond the Company's control. The Company cannot predict whether it will be able to sell any property for the price or on the terms that it sets or whether any price or other terms offered by a prospective purchaser would be acceptable. The Company cannot predict the length of time needed to find a willing purchaser and to close the sale of a property.

The Company may be required to expend funds to correct defects or to make improvements before a property can be sold. The Company cannot make any assurance that it will have funds available to correct such defects or to make such improvements.

Our principal stockholders have broad control over our operations.

The Company's principal stockholders beneficially own approximately 83% of the issued and outstanding share capital of the Company. As a result, these stockholders are able to exercise significant influence over the Company, including the election of directors, amendments to the articles of incorporation or by-laws of the Company, the approval of mergers or other business combinations, and the sale or purchase of material assets. The interests of these stockholders in deciding these matters and the factors they consider in making such decisions could be different from the interests of the Company's other stockholders.

We may lose key personnel and/or be unable to maintain current relationships with affiliates upon which we depend.

The Company's success depends to a significant degree upon the continued relationship with certain of its affiliates and the contribution of its executive management team. If any of the Company's executives decide to leave the Company, we could lose access to important affiliate services and/or acquisition or sales channels, which could adversely affect our operations and/or financial condition.

We are subject to general real estate risks.

The Company is subject to risks generally associated with the ownership of real estate, including:

•	changes in general or local economic conditions;
•	changes in supply of or demand for similar or competing properties in the area;
•	bankruptcies, financial difficulties or lease defaults by customers;
•	changes in interest rates and availability of permanent mortgage financing that may render the sale of a property difficult or unattractive or otherwise reduce the returns to stockholders;
•	changes in governmental rules, regulations, and fiscal policies, including changes in tax, real estate, environmental, and zoning laws;
•	periods of high interest rates and tight money supply.

The Company's operations can be negatively affected by the occurrence of any of these or other factors beyond the Company's control.

We may be subject to litigation, which could divert substantial time and money from our business.

The Company may be subject to claims from customers or other third parties. If such parties are successful, they may be able to obtain injunctive or other equitable relief, which could effectively diminish the Company's ability to further acquire, subdivide, and sell properties, and could result in the award of substantial damages. Management may be required to devote substantial time and energy in defending any such claims.

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Risks Related to the Ownership of the Company's Stock:

There is a limited market for the buying/selling of the Company's common stock. If a substantial and sustained market for the Company's common stock does not develop, the Company's stockholders may have difficulty selling, or be unable to sell, their shares.

The Company's common stock is presently traded in the "Other" Over-the-Counter or "Gray Market" market on an unsolicited quote basis wherein trades are reported by broker-dealers to their Self-Regulatory Organization ("SRO") which distributes the trade data to market data vendors and financial websites. Since bids and offers are not collected in a central location, market transparency and best execution are more elusive. There is only a limited market for the Company's common stock and there can be no assurance that this market will be maintained or broadened. If a substantial and sustained market for the Company's common stock does not develop, the Company's stockholders may have difficulty selling, or be unable to sell, their shares.

The Company has recently become a reporting company in order to meet the current requirements for quotation on the OTC Bulletin Board. The Company's stock can be quoted on the OTC Bulletin Board if, and only if, a broker-dealer files a Form 15c-211 with the NASD to permit the Company's common stock to be quoted on the OTC Bulletin Board and the broker is granted the right to quote the Company's stock.

Accordingly, we cannot provide any assurance that we will achieve quotation of our stock on the OTC Bulletin Board.

Substantial sales of the Company's common stock could cause the stock price to fall.

As of May 11, 2007, the Company had 9,928,664 shares of common stock outstanding of which approximately 8,922,780 shares are considered "restricted securities" as that term is defined under Rule 144 promulgated under the Securities Act of 1933 ("'33 Act"). These restricted shares are eligible for sale under Rule 144 at various times. No prediction can be made as to the affect, if any, that the sales of shares of common stock or the availability of such shares for sale will have on the market prices prevailing from time to time. Nevertheless, the possibility that substantial amounts of the Company's common stock may be sold in the public market may adversely affect prevailing market prices for the common stock and could impair the Company's ability to raise capital through the sale of its equity securities.

The Company has a significant number of shares authorized but unissued. These shares may be issued without stockholder approval. Significant issuances of stock would dilute the percentage ownership of the Company's current stockholders and could likely have an adverse impact on the market price of the common stock.

As of May 11, 2007, the Company had an aggregate of 90,071,336 shares of common stock authorized, but unissued. The Company has reserved 3,000,000 shares for issuance under the Company's 2006 Stock Incentive Plan, and an additional 10% has been reserved for issuances to consultants. All remaining shares of common stock may be issued without any action or approval by the Company's stockholders. Any such shares issued would further dilute the percentage ownership of the Company's current stockholders and would likely have an adverse impact on the market price of the common stock.

The Company does not intend to pay dividends in the near future.

The Company's board of directors determines whether to pay dividends on the Company's issued and outstanding shares. The declaration of dividends will depend upon the Company's future earnings, its capital requirements, its financial condition, and other relevant factors. The Company's Board of Directors does not intend to declare any dividends on the Company's shares for the foreseeable future. The Company anticipates that it will retain any earnings to finance the growth of its business and for general corporate purposes.

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Our securities are currently classified as a "Penny Stock" which may limit our stockholders' ability to sell their securities.

The price of our common stock is currently below $5.00 per share, and is therefore considered "penny stock" under Rule 3a51-1 of the '34 Act. As such, additional sales practice requirements are imposed on broker-dealers who sell to persons other than established customers and "accredited investors" as defined in Rule 501 of Regulation D as promulgated under the '33 Act. The prerequisites required by broker-dealers engaged in transactions involving "penny stocks" have discouraged, or even barred, many brokerage firms from soliciting orders for certain low priced stocks.

With respect to the trading of penny stocks, broker-dealers have an obligation to satisfy certain special sales practice requirements pursuant to Rule 15g-9 of the '34 Act, including a requirement that they make an individualized written suitability determination for the purchase and receive the purchaser's written consent prior to the transaction.

Broker-dealers have additional disclosure requirements as set forth in the Securities Enforcement Act Remedies and Penny Stock Reform Act of 1990. These disclosure requirements include the requirement for a broker-dealer, prior to a transaction in a penny stock, to deliver a standardized risk disclosure document that provides information about penny stocks and the risks of the penny stock market.

Additionally, broker-dealers must provide customers with current bid and offer quotations for penny stocks, the compensation payable to the broker-dealer and its salesperson in the transaction, and the monthly account statements showing the market value of each penny stock held in a customer's account.

Accordingly, the market liquidity of the Company's common stock and the ability of any present and prospective stockholder-investors to sell their securities in the secondary market is limited due to the above penny stock regulations and the associated broker-dealer requirements.

ITEM 3. CONTROLS AND PROCEDURES

Our Chief Executive Officer and Chief Financial Officer (our principal executive officer and principal financial officer, respectively) conducted an evaluation of the effectiveness of the design and operation of our disclosure controls and procedures as of the end of the period covered by this quarterly report on Form 10-QSB. Based on this evaluation, our Chief Executive Officer and our Chief Financial Officer have concluded that, as of the end of the period covered by this quarterly report on Form 10-QSB, our disclosure controls and procedures were effective to ensure that information we are required to disclose in reports that we file or submit under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in Securities and Exchange Commission rules and forms. In addition, there was no change in our internal control over financial reporting that occurred during the period covered by this quarterly report on Form 10-QSB that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

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PART II. OTHER INFORMATION

ITEM 1. LEGAL PROCEEDINGS

From time to time, we may be involved in various claims, lawsuits or disputes with third parties, actions involving allegations of discrimination, or breach of contract actions incidental to the operation of our business. However, we are not currently involved in any litigation which we believe could have a materially adverse affect on our financial condition or results of operations.

ITEM 2. UNREGISTERED SALE OF EQUITY SECURITIES AND USE OF PROCEEDS

Except as set forth below, there were no unregistered, or any other, sales of equity securities by the Company during the three month period ended March 31, 2007.

On March 13, 2007, the Company granted to its Chief Financial Officer an option to purchase 100,000 shares of its common stock (see note 14 of the accompanying notes to the financial statements). The exercise price of the option was the fair market value of the Company’s common stock on the date of grant. This grant was made pursuant to the securities exemption available under Section 4(2) of the 1933 Act.

The Company's board of directors determines whether to pay dividends on the Company's issued and outstanding shares. The declaration of dividends will depend upon the Company's future earnings, its capital requirements, its financial condition, and other relevant factors. The Company's Board of Directors does not intend to declare any dividends on the Company's shares for the foreseeable future. The Company anticipates that it will retain any earnings to finance the growth of its business and for general corporate purposes.

ITEM 3. DEFAULTS UPON SENIOR SECURITIES

None.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None.

ITEM 5. OTHER INFORMATION

ITEM 6. EXHIBITS

Exhibits

No.	Description

31.1	Certification of Principal Executive Officers Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32.1	Certification of Principal Executive Officers Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

32.2	Certification of Principal Financial Officers Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, there unto duly authorized.

Date: May 15, 2007	By:	/s/ Doug Gravink
Doug Gravink Chief Executive Officer

Date: May 15, 2007	By:	/s/ Gary Hewitt
Gary Hewitt President

31

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 10-QSB

QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

For the period ended June 30, 2007

Commission file number: 333-83231

LANDBANK GROUP, INC
(Exact Name of Registrant as specified in its charter)

Delaware	20-1915083
(State of incorporation)	(IRS Employer Identification No.)

7030 Hayvenhurst Avenue, Van Nuys, CA	91406
(Address of principal executive offices)	(Zip Code)

(818) 464-1614
(Registrant's telephone number, including area code)

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.       Yes ☒  No ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).      Yes ☐    No ☒

State the number of shares outstanding of each of the issuer's classes of common equity: 9,928,664 shares of Common Stock ($.0001 par value) as of August 13, 2007.

Transitional Small Business Disclosure Format (Check one): Yes ☐ No ☒

PART I FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

LandBank Group, Inc. and Subsidiary
Unaudited Consolidated Balance Sheet
As of June 30, 2007

ASSETS

Current assets
Cash & cash equivalents	$2,851
Inventory - land parcels	2,842,383
Prepaid expenses	25,382
Total current assets	2,920,616

Computers, net	12,129

Total assets	$2,882,745

LIABILITIES AND SHAREHOLDERS' DEFICIT

Current liabilities
Accounts payable	$122,250
Due to related parties	2,947,594
Accrued expenses	155,118
Loan payable - current portion	41,196
Deferred income	168,035

Total current liabilities	3,434,193

Loan payable - non-current portion	452,575

Shareholders' deficit
Common stock, 100,000,000 shares authorized; $0.0001
par value; 9,928,664 issued and outstanding	993
Additional paid in capital	509,296
Accumulated deficit	(1,514,312)

Total shareholders' deficit	(1,004,023)

Total liabilities and shareholders' deficit	$2,882,745

The accompanying notes are an integral part of these consolidated audited financial statements.

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Landbank Group Inc. and Subsidiary
Consolidated Statements of Operations
For the Three and Six Month Periods Ended June 30, 2007 and 2006

	Three Months ended June 30,		Six Months ended June 30,
	2007	2006	2007	2006

Revenue, net	$650,590	$569,742	$1,552,297	$2,227,083

Cost of revenue
Direct selling expenses	477,200	390,187	971,707	1,330,052
Royalty to related party	35,055	54,817	177,575	305,934

Total cost of sales	512,255	445,004	1,149,282	1,635,986

Gross profit	138,335	124,738	403,015	591,097

Operating expenses:
Rent, related party	5,556	5,556	11,112	11,109
Professional fees, related parties	-	48,584	5,383	79,284
Professional fees	39,205	518,124	67,964	609,434
Legal fees	25,408	37,558	89,185	109,261
Directors and officers compensation	39,344	-	80,688	-
Settlement on Nevada property, nonrecurring	50,000	-	50,000	-
General & administrative expenses	185,594	158,728	390,478	248,798

Total operating expenses	345,107	768,550	694,810	1,057,886

Loss from operations	(206,772)	(643,812)	(291,795)	(466,789)

Other expenses:
Merger related expenses	-	-	-	(140,000)
Interest expense - bank	(12,508)	(13,123)	(24,919)	(27,953)
Interest expense - related parties	(39,587)	(30,439)	(79,301)	(48,988)

Total other expenses	(52,095)	(43,562)	(104,220)	(216,941)

Loss before income taxes	(258,867)	(687,374)	(396,015)	(683,730)

Provision for income taxes	-	-	1,600	-

Net loss	$(258,867)	$(687,374)	$(397,615)	$(683,730)

Basic and diluted weighted average number
of common stock outstanding	9,924,561	9,630,538	9,880,193	9,417,700

Basic and diluted net loss per share	$(0.03)	$(0.07)	$(0.04)	$(0.07)

The accompanying notes are an integral part of these consolidated audited financial statements.

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LandBank Group, Inc. and Subsidiary
Unaudited Consolidated Statements of Cash Flows
For the Six Month Periods Ended June 30, 2007 and 2006

	2007	2006
Cash flows from operating activities:
Net loss	$(397,615)	$(683,730)
Adjustments to reconcile net loss to net cash
used in operating activities:
Depreciation - capital equipment	8,660	-
Amortization of options granted to Directors & Officers	25,688	-
Shares issued for service	-	374,667
Changes in current assets and liabilities:
(Increase) decrease in current assets
Inventory - land parcels	394,880	(845,558)
Advance - land purchases	-	(97,448)
Other receivable	8,542	-
Prepaid expenses	188,793	77,769
Increase (decrease) in current liabilities
Accounts payable	(40,925)	13,418
Accrued expenses	(91,330)	31,348
Reserve for returns	-	53,975
Deferred income	(626,632)	(511,993)

Total adjustments	(182,324)	(903,822)

Net cash used in operating activities	(529,939)	(1,587,552)

Cash flows from investing activities:
Capital equipment purchases	(20,789)	-

Cash flows from financial activities:
Due to related parties	306,719	1,115,966
Repayment of loans	(19,110)	(41,557)

Net cash provided by financial activities	287,609	1,074,409

Net change in cash and cash equivalents	(263,119)	(513,143)

Cash and cash equivalents - beginning balance	265,970	631,425

Cash and cash equivalents - ending balance	$2,851	$118,282

Supplemental disclosure of cash flows information:
Taxes paid	$1,600	$-

Interest paid	$24,919	$27,953

The accompanying notes are an integral part of these consolidated audited financial statements.

5

LANDBANK GROUP, INC. AND SUBSIDIARY
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

1. Nature of business and significant accounting policies:

Nature of business:

Landbank Group, Inc., formerly known as iStorage Network, Inc. (“iStorage”), formerly known as Camryn Information Services, Inc, was incorporated under the laws of the State of Delaware on May 13, 1997.

On January 26, 2006, iStorage issued 8,200,000 shares of restricted stock (post-split) in exchange for all of the assets and liabilities of Landbank, LLC, a company organized in the State of California in December 2004, and $140,000 in cash. iStorage changed its name to Landbank Group, Inc. The former members of Landbank, LLC became approximately 90% owners of the Company.

The exchange of shares with Landbank, LLC was accounted for as a reverse acquisition under the purchase method of accounting since the stockholders of Landbank, LLC obtained control of the consolidated entity (collectively, “the Company”). Accordingly, the merger of the two companies was recorded as a recapitalization of Landbank, LLC, where as Landbank, LLC was treated as the continuing entity. The historical results for the six month periods ended June 30, 2007 and 2006 include Landbank, LLC and Landbank Group, Inc. (from the acquisition date).

The Company makes bulk acquisitions of parcels of land, and resells the land as individual parcels. The Company seeks to acquire a majority of its land “in-bulk” through the real property tax lien foreclosure process, either at local government tax sales, directly from local government entities having acquired property at tax sales, or directly from owners of tax-defaulted parcels prior to tax sale.

The types of real estate acquired and sold by the Company include undeveloped acreage, houses, and lots. These parcels are marketed nationwide. To date, the Company has acquired properties in Arizona, Colorado, Florida, Michigan, New Mexico, Nevada, Oklahoma, New York, Pennsylvania, Texas, and in the State of Chihuahua, Mexico.

The Company resells the land as individual parcels through multiple distribution channels, including Internet sales and leads developed by the Company, its affiliates, or third party vendors. The Company also uses the Internet to market its properties.

The Company shares its office space with its affiliates.

The Company’s principal office is located in Van Nuys, California. The property is leased from a real estate company related to the Company by common ownership under a five-year lease that expires in 2008.

The Company also has a satellite office in American Fork, Utah and a processing, acquisition, and sales office in Alameda, California. The Company closed its sales office in Phoenix, Arizona during the three-month period ended June 30, 2007. The Company is current on the monthly lease payments for its Arizona office, with the lease set to terminate on January 31, 2008. The Company shares office space at the Van Nuys, American Fork, and Alameda locations with its affiliates.

Summary of significant accounting policies

The following summary of significant accounting policies used in the preparation of these consolidated financial statements is in accordance with generally accepted accounting principles.

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Principles of Consolidation

The consolidated financial statements consist of the accounts of Landbank Group, Inc. (“Parent”) and its wholly owned subsidiary Landbank, LLC, a California Limited Liability Company (collectively “The Company”). All material inter-company transactions have been eliminated in consolidation.

Cash and cash equivalents

For purposes of the statement of cash flows, cash equivalents include all highly liquid debt instruments with original maturities of ninety days or less which are not securing any corporate obligations.

Concentration

The Company maintains its cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts.

Inventory

The Company’s inventory consists of land parcels that are purchased for resale purposes, and, except for special circumstances, do not normally remain in inventory for a prolonged period of time. The Company records its inventory at the lower of cost or fair market value at the relevant balance sheet date. The Company reviews its inventory on a quarterly basis in an attempt to (1) identify “problem” properties that may become impaired (difficult or impossible to sell), and (2) identify the financial impact, or impairment, to the recorded cost, or carrying value, of these properties. The Company attempts to measure impairment on an item-by-item basis, but due to practical limitations, the Company also measures impairment for a group of similar/related properties. The Company considers properties to be similar/related if they are from the same subdivision and/or geographic region. For the purpose of this discussion, the term “property” refers to a specific property or a group of similar/related properties.

The Company recognizes inventory impairment at the time it’s incurred, which is at the conclusion of the aforementioned quarterly reviews. Impairment charges, or write-downs to the recorded value of a property, occur when the estimated fair market value (FMV) of a property falls below the recorded, or carrying cost, of the associated property. The estimated FMV of a property is based on the conditions that exist at the relevant balance sheet date, with consideration being given to events after the relevant balance sheet date to the extent that they confirm conditions existing at or before the relevant balance sheet date. The Company’s quarterly inventory impairment reviews require the exercise of judgment and take into consideration all relevant information available to the Company at the time the review is conducted. This periodic comparison of comparable information determines if the value of our properties has become impaired.

In attempting to identify impaired properties, the Company begins by analyzing recent trends in selling prices (EBay, Bid4Assets, real estate agent listings, and the Company’s sales records) to establish the estimated fair market value (FMV) of a property and then compares the estimated FMV to the recorded value of the property to ensure that the estimated FMV has not fallen below the recorded value. Should it be determined that the estimated FMV is less than the recorded value, the Company records the appropriate impairment charge at that time, as it writes down the value of the property to it’s estimated FMV, which does not include any profit/markup.

The Company also reviews its properties to identify problems/issues that may reduce a property’s value, such as, but not limited to, zoning issues, right of way issues, and failed perc tests. Any of these problems, and similar problems not previously mentioned, can have an adverse affect on the estimated FMV of a property and necessitate a write down of the recorded value of said property. Should it be determined that such “problem” properties exist, the Company records the appropriate impairment charge at that time, as it writes down the value of the property to it’s estimated FMV, which, as previously mentioned, does not include any profit/markup.

The Company’s return rates (the number of similar properties sold by the Company that have been returned to the Company by the buyer) are also reviewed in an effort to gauge the favorability, or salability, of its properties. The purpose of this review is to attempt to determine if certain properties (1) are not in favor with our Customer base, (2) are over priced, (3) the particular market for that property is saturated, or (4) are problem properties for some reason unknown to the Company. Should it be determined that certain properties are experiencing abnormally high return rates and may be difficult to sell at an estimated FMV above their recorded cost, the Company will record the appropriate impairment charge at that time, as it writes down the value of the property to it’s estimated FMV.

7

The Company’s impairment analysis is predicated on establishing an accurate estimate of a property’s FMV. This estimate of FMV is based on the analysis of known trends, demands, commitments, events and uncertainties. As previously stated, the Company reviews all relevant information at its disposal at the time its impairment analysis is being performed, and uses that data to assess what impairment charges, if any, have been incurred. However, estimated FMV can be difficult to establish and is contingent on market conditions, such as, but not limited to, supply and demand, local and national economic factors, and interest rates. Any change in these market conditions, and similar conditions not previously mentioned, could have a material impact on estimated FMV, and, therefore, future inventory impairment charges incurred by the Company. Since there is not always a readily available source for land values, the weight of all measures, as described above, are considered by management in it’s impairment analysis.

Income taxes

Income taxes are accounted for in accordance with FASB-109 - Accounting for Income Taxes. Deferred taxes represent the expected future tax consequences when the reported amounts of assets and liabilities are recovered or paid. They arise from differences between the financial reporting and tax bases of assets and liabilities and are adjusted for changes in tax laws and tax rates when those changes are enacted. The provision for income taxes represents the total of income taxes paid, or payable, for the current year, plus the change in deferred taxes during the year.

Use of estimates

The process of preparing consolidated financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

Recognition of revenue and expenses

The Company follows FASB 66 - Accounting for Sales of Real Estate. Substantially all of the Company’s land sales are all-cash transactions. The Company also had a small, insignificant number of financing transactions through June 30, 2007. Because the Company’s policy for the all-cash transactions is to allow the buyer 60 days to rescind his real estate purchase, and because the Company does not issue the deed of trust on a financing sale until the note is paid in full, the deposit method of accounting is used. Under the deposit method, revenues and their related expenses, including inventory, are not recognized until the end of the buyer’s 60-day rescission period, for the all-cash sales, and at the time the note is paid in full for the financing transaction (also see note 4).

Issuance of shares for service

The Company accounts for the issuance of equity instruments to acquire goods and services based on the fair value of the goods and services or the fair value of the equity instrument at the time of issuance, whichever is more reliably measurable.

Segment reporting

Statement of Financial Accounting Standards No. 131 ("SFAS 131"), "Disclosure about Segments of an Enterprise and Related Information" requires use of the "management approach" model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company. SFAS 131 has no effect on the Company's financial statements as substantially all of the Company's operations are conducted in one industry segment.

8

Recent pronouncements

In September 2006, FASB issued SFAS 157 ‘Fair Value Measurements’.  This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements.  However, for some entities, the application of this Statement will change current practice.  This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The management is currently evaluating the effect of this pronouncement on the consolidated financial statements.

In September 2006, FASB issued SFAS 158 ‘Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans—an amendment of FASB Statements No. 87, 88, 106, and 132(R)’ This Statement improves financial reporting by requiring an employer to recognize the over funded or under funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. However, an employer without publicly traded equity securities is required to disclose the following information in the notes to financial statements for a fiscal year ending after December 15, 2006, but before June 16, 2007, unless it has applied the recognition provisions of this Statement in preparing those financial statements:

1.	A brief description of the provisions of this Statement
2.	The date that adoption is required
3.	The date the employer plans to adopt the recognition provisions of this Statement, if earlier.

The requirement to measure plan assets and benefit obligations as of the date of the employer’s fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008. The management is currently evaluating the effect of this pronouncement on the consolidated financial statements.

9

In February 2007, FASB issued FASB Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities. FAS 159 is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted subject to specific requirements outlined in the new Statement. Therefore, calendar-year companies may be able to adopt FAS 159 for their first quarter 2007 financial statements.

The new Statement allows entities to choose, at specified election dates, to measure eligible financial assets and liabilities at fair value that are not otherwise required to be measured at fair value. If a company elects the fair value option for an eligible item, changes in that item's fair value in subsequent reporting periods must be recognized in current earnings. FAS 159 also establishes presentation and disclosure requirements designed to draw comparison between entities that elect different measurement attributes for similar assets and liabilities.

2. Acquisition of LandBank, LLC

On January 26, 2006, Landbank Group, Inc. acquired all of the membership interests in Landbank, LLC in exchange for the transfer, by certain members of the previous management, of an aggregate of 8,200,002 shares of Landbank Group, Inc.’s stock (post-split), in exchange for which such members of previous management received Landbank Group, Inc.’s former wholly-owned subsidiary, iStorage Networks Group, Inc., and $140,000 in cash.

3. Due to/from related parties

The Company has amounts due to various related parties that are directors and companies related through common ownership. These amounts are unsecured, have no stated rates of interest, and have no maturity dates. Interest expense has been imputed on amounts due to related companies using a per annum rate of eight percent (8%). As of June 30, 2007, the Company had $2,947,594 due to related parties. Interest expense to related parties for the six month periods ended June 30, 2007 and 2006 was $79,301 and $48,988, respectively.

	Principal	Interest	Total
John Beck's Amazing Profits, LLC	$513,546	$-	$513,546
Mentoring of America, LLC	52,460	8,608	61,068
HG, Inc.	1,719,394	160,916	1,880,310
HG Marketing, LLC	382,606	82,983	465,589
Family Products, LLC	-	2,393	2,393
Joyce Beck	-	-	-
Gaytan, Baumblatt, Leevan	24,688	-	24,688
	$2,692,694	$254,900	$2,947,594

Gaytan, Baumblatt, & Leevan is an accounting firm owned by Ray Gaytan, a Director of the Company (see note 11). Joyce Beck is the wife of John Beck, a former Director of the Company, and the funds owed to her by the Company were for the reimbursement of expenses incurred by Mrs. Beck on behalf of the Company.

4. Deferred revenue under the deposit method

The Company follows FASB 66 - Accounting for Sales of Real Estate (see note 1), and due to the Company’s 60-day refund policy, all sales transactions, and their related direct expenses, are not recognized until after the expiration of the buyer’s 60-day rescission period. As of June 30, 2007, deferred revenue totaled $168,035 with related direct costs totaling $103,165, all of which were land costs.

Deferred revenue as of June 30, 2007 was $626,632 less than the $794,667 in deferred revenue as of December 31, 2006. The significant reduction in deferred revenue is directly related to the Company’s closure of its Arizona sales office during the three month period ended June 30, 2007. The Company closed its sales office due to the Company’s lack of a diversified real estate portfolio, which resulted in the Company’s inability to continue selling properties in volume without potentially flooding, or saturating, its various markets and/or geographic areas with properties for sale, which can adversely affect market prices and make it difficult for the Company’s customers to resell their properties at a profit. The closure of the sales office resulted in significantly lower sales volume, and revenue, during the three month period ended June 30, 2007, with the end result being the significant decrease in deferred revenue, which represents the unrecognized revenue (sales) for both May and June 2007.

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5. Loans Payable

In August 2005, the Company purchased certain sections of land in Pershing County, Nevada subject to loans from Western Title Company. Each of the 18 sections of land secures their respective loan. The loans bear interest at 10% per annum and mature September 1, 2015, unless the corresponding real estate is sold sooner, in which case, the loan must be repaid.

During the six month period ended June 30, 2007, the Company made total principal payments of $19,110 and interest payments of $24,919. As of this filing, the Company is current on its payment obligations.

The scheduled principal payments on these notes are as follows:

Years ended
June 30,

2008	$41,196
2009	45,510
2010	50,276
2011	55,540
2012	61,356
Thereafter	239,893

Total	493,771
Current portion	41,196

Long-term portion	$452,575

6. Prepaid Expenses

Prepaid expenses totaled $25,382 as of June 30, 2007 and consisted of rent, insurance, and audit fees. Prepaid rent represents both the last monthly rent payment due on the Company’s office in Alameda, California as well as the July 2007 rent. Prepaid insurance relates to both the Company’s general liability and directors & officers insurance policies and are expensed over the one-year term of the policies. The audit fees are in relation to the Company’s fiscal year 2006 audit and are being expensed over the twelve month period beginning in January 2007 and ending in December 2007. The following table details prepaid expenses as of June 30, 2007:

As of 6/30/07
Rent	4,663
Insurance	5,719
Audit fees	15,000
25,382

7. Computers

As of June 30, 2007, the Company had net computers totaling $12,129, which consisted of computers and related computer hardware. These assets were purchased for use in the Company’s Alameda office and were put into service in February 2007. These assets were recorded at their cost of $20,789, which included the purchase price, tax, and freight. The Company is expensing these assets over a twelve (12) month period beginning February 2007, with the monthly depreciation totaling $1,732. During the six month period ended June 30, 2007, the Company recorded depreciation expense of $8,660, with one-half of that amount allocated to an affiliate who shares the Alameda office with the Company. For the six months ended June 30, 2007, the Company’s net depreciation expense was $4,330.

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8. Accounts Payable

Accounts payable consist of normal expenses incurred during the course of business, and the Company’s payables are current with regard to vendor terms. Accounts payable totaled $122,250 as of June 30, 2007, with three vendors accounting for $110,871 of the total. In regard to those three vendors, $80,631 was owed to the Company’s outside attorneys and $30,240 was owed to two (2) different property owners associations in relation to annual dues on properties owned by the Company.

9. Accrued Expenses

Accrued expenses totaled $155,118 as of June 30, 2007 and consisted of the following:

Accrued payroll	$58,173
Accrued payment (see note 15)	50,000
Accrued legal fees	25,000
Accrued consultant fees	13,600
Accrued audit fees	7,500
Accrued insurance	845
Total	$155,118

10.  Stockholders’ Deficit

Retro-active recapitalization of shares outstanding

As stated above in note 2, the Company acquired all of the membership interests of Landbank, LLC on January 26, 2006. As a result, the Company’s stockholder equity was retroactively restated to reflect the equivalent number of shares received in the merger, which was 8,200,002 as adjusted for the 1 for 10 reverse stock split on June 30, 2006 (82,000,000 pre-split). Stockholders’ equity was $82,373 as of December 31, 2005.

Common Stock Issued

The Company issued 93,333 shares of its common stock, par value $0.0001 per share, to Aurelius Consulting Group/Red Chip Companies (see note 13) on April 4, 2007 as payment in full for services valued at $84,000. The Company recorded the $84,000 in expense during the fiscal year ended December 31, 2006. The total number of shares of the Company’s common stock issued and outstanding immediately after the issuance of the 93,333 shares was 9,928,664.

Stock Split

On March 3, 2006, the Company obtained written consent from stockholders holding a majority of the Company’s outstanding shares of voting securities to authorize a reverse split of the Company’s outstanding common stock. Pursuant to the terms of the written consent, the Company completed a 1 for 10 reverse split of its common stock, with special treatment for certain Company shareholders to preserve round lot shareholders.

The financial statements have been retroactively restated for the effects of the above stock splits.

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11. Related-party transactions

The Company pays a royalty to related companies equal to 35% of gross profit received by the Company on each all-cash sale generated by leads provided by that related company. Gross profit is defined as land sale revenue reduced by inventory cost, sales commissions, credit card merchant fees, and deed of trust transfer costs. The related companies are indirectly owned and controlled by two of the Company’s principal stockholders, who are also officers and directors of the Company. A former director of the Company receives a profit participation of 50% of the royalty payments received by one of the related companies, pursuant to its royalty agreement with the Company, for his services to that related company. During the six month periods ended June 30, 2007 and 2006, the Company recorded royalty expense to related parties of $177,575 and $305,934, respectively.

The Company has an agreement with Investment Capital Researchers, Inc. (“ICR”), a Company owned by a former member of the Company’s Board of Directors. Pursuant to the agreement, ICR received 200,000 shares (post-split) of the Company’s common stock on June 30, 2006 and may receive an additional 200,000 shares of the Company’s common stock (post-split) upon the achievement of specified milestones. Under the terms of the agreement, the issued shares can only be sold or transferred over a four-year period at the rate of 100,000 on each anniversary of the closing date of a secondary offering. All shares issued pursuant to this agreement will be restricted securities. The 200,000 shares issued on June 30, 2006 were valued at $120,000 based on fair value of the shares at the time of issuance. The Company expensed the entire $120,000 as non-cash consulting fees during the six month period ended June 30, 2006,

The Company shares its principal office in Van Nuys and its offices in both American Fork and Alameda with related parties. The Company does not pay rent for its Van Nuys and American Fork facilities, but, if it were required to pay rent on these facilities, the Company estimates the combined monthly rent value being approximately $1,200, which the Company deems as not material. The related parties are companies owned and controlled by two of the Company’s principal stockholders, who are officers and directors of the Company. The Company's office in Phoenix, Arizona is subleased from a related company owned by two of the Company’s directors. Under the terms of the sublease arrangement, the Company pays a pro rata share of the rent paid by the related company, based upon the portion of the space occupied by the Company. During the six month periods ended June 30, 2007 and 2006, the Company recorded related party rent expense totaling $11,112 and $11,109, respectively.

On December 22, 2006, the Company entered into a lease for approximately 1,200 square feet of office space in Alameda, California. The lease is for a term of twenty-five (25) months, commencing January 1, 2007. Per the terms of the lease, the first month is rent-free, with a base rent of $2,295 per month for months two (2) through twelve (12) and $2,366 per month for months thirteen (13) through twenty-five (25). The Company is also responsible for paying its pro-rated share of certain expenses, such as property taxes. The monthly rent and related expenses for the Alameda office are to be allocated to both the Company and its affiliate, Mentoring of America, LLC (“MAC”), with each company paying 50% of the expenses associated with maintaining this office.

The following table details the Company’s rent expense commitments per the terms of the applicable lease agreements. The Company’s lease for its Arizona office expires in January 2008, while the lease for its Alameda office expires in January 2009. These two leases represent the only office leases currently entered into by the Company.

	2007	2008	2009
Arizona Office	$22,224	$1,852	$-

Alameda Office	12,623	14,196	1,183

Total	$34,847	$16,048	$1,183

A director of the Company has, through his accounting firm, provided accounting service to the Company. The Company recorded related party accounting expense totaling $5,383 during the six month period ended June 30, 2007. The Company incurred $79,284 in related party accounting expense during the same period in fiscal year 2006.

The Company currently pays no salary or other compensation to its Chief Executive Officer or President. The Company’s Chief Financial Officer is paid an annual base salary of $110,000 for 2007.

12. Concentration of Credit Risk

The Company maintains certain cash balances with a commercial bank. The Company’s cash balance of $2,851 as of June 30, 2007 was within insured limits.

13

13. Commitments

Joint Marketing Agreement with Aurelius Consulting Group, Inc.

On May 26, 2006, the Company entered into a Joint Marketing Agreement (the “Agreement”) with Aurelius Consulting Group, Inc. /Red Chip Companies (“ACG/RC”) to assist in marketing the Company to the investment community. ACG/RC, per the terms of the Agreement, will among other public relations and investor relations activities, distribute both a research report and a newsletter to the investment community.

In return for the above mentioned services, the Company was to pay ACG/RC a total of $150,000 in cash and restricted shares of the Company’s common stock. The cash portion totaled $44,000, with $20,000 down and $24,000 in eight monthly installments of $3,000 each. The remaining $106,000 was to be paid in stock, with $10,000 to be paid immediately and the remainder in eight monthly installments of $12,000 each. As of December 31, 2006, the Company had recorded all of the expenses relating to its agreement with ACG/RC.

On April 4, 2007, the Company issued 93,333 shares of its common stock as payment in full for $84,000 in accrued professional fees relating to the Company’s agreement with ACG/RC. The total number of shares of the Company’s common stock issued and outstanding immediately after the issuance of the 93,333 shares was 9,928,664.

The Company’s agreement with ACG/RC expired on June 30, 2007, as of which date the Company had no outstanding obligations with ACG/RC.

Agreement with Piping Partners Holdings, Inc.

On January 25, 2006, the Company entered into an agreement with Piping Partners Holdings, LLC (“PPH”) to assist the Company in seeking quotation of the Company’s shares on the Over the Counter Bulletin Board (“OTCBB”).

Per terms of this agreement with PPH, the Company agreed to pay PPH a success fee, which includes any and all application and filing fees and expenses, of $235,000, which is to be paid upon active quotation, with PPH’s assistance, of the Company’s shares on the OTCBB, less any advance amounts, and a $10,000 advance for legal services engaged by PPH, and approved by the Company, in connection with the Exchange Act Reports.

As of June 30, 2007, the Company had paid PPH the entire $235,000, which was expensed during the Company’s fiscal year ended December 31, 2006. The final payment was made after the Company received confirmation that its common stock was being actively quoted on the Over-the-Counter Bulletin Board (“OTCBB”).

14. Options Granted to Directors and Officers

On November 2, 2006, the Board of Directors adopted, by written consent, the 2006 Stock Incentive Plan (“the Plan”). On November 9, 2006, the adoption of the Plan was approved and ratified by written consent signed by the holders of a majority of the Company’s stock. Per the terms of the Plan, the Company is authorized to reserve 3,000,000 shares of the Company’s authorized and unissued shares of common stock for issuance pursuant to the Plan.

On March 13, 2007, the Company granted an option to its Chief Financial Officer (“CFO”) to purchase 100,000 shares of the Company’s common stock at an exercise price of $0.02 per share. The option vests over a four (4) year period, with 25 % vesting of the shares vesting on March 12, 2008 and the remaining shares vesting at 1/48th per month thereafter until the option is vested and exercisable with respect to 100% of the shares. The term of the option is ten (10) years, with an expiration date of March 12, 2017. The option grant was valued at $2,000 as of the date of grant using the Black-Sholes option pricing model in accordance with FAS 123R using the following assumptions: volatility of 646.99%, Wall Street Journal prime interest rate of 8.25%, zero dividend yield, and an expected life of four (4) years. The Company expensed the entire $2,000 value of the option during the three month period ended March 31, 2007.

On December 28, 2006, the Company granted options to two of its Directors, one of whom is the Company’s Chief Executive Officer and the other the President, in consideration of their service as Directors of the company. Each Director was granted an option to purchase 100,000 shares of common stock at an exercise price of $0.12 per share, the fair value of the Company’s common stock on the date of grant, in consideration of their service as a director of the company. Each option grant was valued at $11,681 as of the date of grant using the Black-Sholes option pricing model in accordance with FAS 123R using the following assumptions: volatility of 191.06%, risk free interest rate of 4.69%, dividend yield of zero, and expected life of five (5) years. Each of the options vests as follows: 50% of the shares subject to each option will vest upon achievement of a specified performance goal related to the Company’s stock price and the remainder will vest on a quarterly basis thereafter at a rate of 25% per quarter. The options will not vest and the options will expire in the event that the performance goal is not achieved within the timeframe specified by the goal. The term of the option, and the implied service condition, is one year from the date of grant, so the Company began expensing the value of these options, $1,948 per month ($974 per option), over the twelve-month term beginning in December 2006. Accordingly, the Company recorded $11,688 in expense relating to these option grants during the six month period ended June 30, 2007.

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On November 9, 2006, the Company granted options to each of its two independent directors to acquire 1,200,000 shares (600,000 shares per director) of the Company’s common stock pursuant to the Plan. Each option grant was valued at $59,963 ($119,926 in the aggregate) as of the date of grant using the Black-Sholes option pricing model in accordance with FAS 123R using the following assumptions: volatility of 125.95%, risk free interest rate of 4.60%, dividend yield of zero, and expected life of five (5) years. The options vest as follows: 20% of the shares subject to each option vested on December 31, 2006 and 20% of the shares subject to each option vest each year thereafter. During the year ended December 31, 2006, the Company recorded $23,986 of compensation based on the fair value method under FAS 123R and is expensing the remaining value of the options at the rate of $2,000 per month until the entire $119,926 has been expensed. The Company expensed $12,000 in relation to these options during the six month period ended June 30, 2007.

The Company adopted SFAS No. 123-R effective November 1, 2006 using the modified prospective method. Under this transition method, stock compensation expense recognized in the year ended December 31, 2006 includes compensation expense for all stock-based compensation awards granted on or after November 1, 2006, based on the grant-date fair value estimated in accordance with the provisions of SFAS No. 123-R.

Following is a summary of the stock option activity:

	Options outstanding	Weighted Average Exercise Price	Aggregate Intrinsic Value
Outstanding, December 31, 2005	-	-	-
Granted	1,400,000	-	-
Forfeited	-	-	-
Exercised	3,333	$0.02	-
Outstanding December 31, 2006	1,400,000	$0.02	-

Following is a summary of the status of options outstanding at December 31, 2006:

Outstanding Options			Exercisable Options

Exercise Price	Number	Average Remaining Contractual Life	Average Exercise Price	Number	Average Exercise Price
$0.0001	1,200,000	4.86	$0.0001	-	$0.0001
$0.12	200,000	4.99	$0.12	3,333	$0.12

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15. Subsequent Events

On July 9, 2007, the Company reached an agreement with an unrelated third party in relation to two (2) lawsuits filed by the Company against the third party. Per the terms of the proposed settlement, the Company will pay the third party a one-time cash payment of $50,000 as final resolution to the disputed matter. The Company recorded the $50,000 as a nonrecurring operating expense during the three month period ended June 30, 2007.

As of this filing, the agreement has not been finalized in writing, therefore the $50,000 cash payment has not been made by the Company. The pending payment is recorded as an accrued expense as of June 30, 2007 (see note 9).

16. Going Concern

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles which contemplate continuation of the company as a going concern. However, the Company has an accumulated deficit of $1,514,312 as of June 30, 2007, including a net loss of $397,615 for the six month period ended June 30, 2007. The Company’s total liabilities exceeded its total assets by $1,004,023 as of June 30, 2007. In view of the matters described above, recoverability of a major portion of the recorded asset amounts shown in the accompanying consolidated balance sheet is dependent upon continued operations of the company, which in turn is dependent upon the Company’s ability to raise additional capital, obtain financing and succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management has taken the following steps to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue as a going concern

1.
Hired additional Land Acquisition Specialists to help acquire more properties, as well as a more diversified mix of properties, that will allow the Company to increase sales volume while minimizing the risk of saturating a particular market, or geographic location, and thereby adversely affecting the ability of the Company’s customers to resell their properties at a profit.

2.	Hired consultants to assist the Company in securing additional financing.

Management believes that actions presently being taken to (1) obtain additional funding, and (2) implement its strategic plans provide the opportunity for the Company to continue as a going concern. Furthermore, two of the principal shareholders have demonstrated both their ability and willingness to lend working capital to the Company and are committed to doing so into the future. As of June 30, 2007, these principal shareholders have directly, and indirectly, lent the company $2,922,906 (see note 3).

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ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2007

The following discussion of our financial condition and results of operations should be read in conjunction with our financial statements and the notes to those statements included elsewhere in this Form 10-QSB filing. In addition to the historical financial information, the following discussion and analysis contains forward-looking statements that involve risks and uncertainties. Our actual results may differ materially from those anticipated in these forward-looking statements as a result of certain factors, including those set forth under "Risk Factors" and elsewhere in this Form 10-QSB filing.

The Company acquired Landbank, LLC and its real property operations in January 2006. Concurrent with this acquisition, there was also a change in management and principal ownership of the Company. Prior to its acquisition of Landbank, LLC, the Company was engaged, through its former operating subsidiary, iStorage Networks, Inc (iSNG), in the development of computer network storage solutions. From 1999 through November 2004, the Company was dormant, with no operations. It was only during the period from November 2004 to December 2005 that the Company, as iSNG, was operational. Landbank, LLC had only a limited operating history prior to being acquired by the Company, commencing operations in the second quarter of 2005 and had no operations, assets or liabilities as of December 31, 2004.

Since January 2006, the Company has been engaged solely in the business of acquiring parcels of land in bulk, primarily through the real property tax lien foreclosure process, and then reselling the land as individual parcels. The Company’s business is asset intensive. Since the business is predicated on identifying, repackaging, and selling properties, long-term investment decisions do not play a significant role. Interest rate trends do not necessarily impact the Company’s business; as such rates tend to produce a canceling effect in terms of both the purchase and the resale prices.

We currently have operations in nine states, and have also acquired properties in Mexico. We are not dependent on any single customer and no customer represents over 10% of our total revenues.

The objective of the Company is to achieve and sustain a manageable growth rate that will enable it to become a market leader in its field. Management believes that this objective can be achieved by expanding the Company’s “direct to consumer” marketing efforts, developing networking responsiveness to assess buyer satisfaction, and dedicating additional resources to acquisition efforts. To date, marketing efforts have indicated that customers who buy may have a recurring need to buy for investment and/or resale purposes. Consequently, each customer represents the potential for multiple sales. The fact that the Company operates in several geographical regions tends to mitigate any seasonal or regional factors that might impact its business operations.

The Company finances its operations by loans from affiliated companies and revenues generated from operations. From the commencement of operations in the second quarter of 2005 through June 30, 2007, the Company had net borrowings from its affiliates, including accrued interest, of $2,947,594 and net recognized revenues totaling $7,372,876, of which $1,974,226 was gross profit, which is defined as revenue less the cost of the land, processing fees, merchant fees, dues and taxes, and royalties. We derive revenue solely from the sale of the properties we acquire.

We incur the following costs of revenue:

Operating Expenses

Sales and Marketing Expense: Our sales and marketing expenses, excluding royalty agreements, consist primarily of personnel costs for our sales and marketing staff, sales commissions, travel and lodging, marketing programs, allocated facilities, and other related overhead. We pay commissions as we recognize revenue and collect receivables.

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Acquisition Team: We have a team of six acquisition specialists responsible for identifying and acquiring suitable properties. Expenses consist primarily of personnel costs for team members, purchase commissions, travel and lodging, and other related overhead. We pay commissions only upon completion of the purchase transaction, including transfer of the deed.

General and Administrative Expenses: Our general and administrative expenses consist of personnel costs for executives and staff (finance/accounting and human resources), as well as costs relating to travel and lodging, accounting/audit services, legal and other professional services, and other costs incurred during the normal course of operations.

Acquisition Costs: To date we have acquired all of our properties, with the exception of certain parcels in Nevada, for cash. The average cost of properties that we acquire varies depending on the size, location and other specific characteristics of each property.

Income Taxes: Our income tax expense includes the tax obligations for the multiple tax jurisdictions in which we operate. The income tax expense is affected by the profitability of our operations in the jurisdictions in which we operate, the applicable tax rate for these jurisdictions, and our tax policies. We make significant estimates in determining our consolidated income tax expense. If our actual amounts differ from these estimates, our provision for income taxes could be materially impacted.

Royalty payment: We derive a significant number of customers from databases developed by certain of our affiliates. Pursuant to royalty agreements, we pay a royalty to these affiliates equal to 35% of gross profits (less acquisition costs) earned by us on any cash sale of a property to a customer referred to us under these royalty agreements. Our ability to draw on these customer databases significantly reduces our direct sales and marketing expenses.

In the future, the Company intends to continue to make use of its affiliate databases, but also hopes to develop other distribution methods, particularly where the Company acquires a significant number of lots in one area. The Company intends to expand its purchasing of suitable properties to include as many different states/geographic regions as its current resources will allow.

COMPARISON OF THE THREE AND SIX MONTH PERIODS ENDED JUNE 30, 2007 AND 2006

Results of Operations

Net revenue for the three month period ended June 30, 2007 was $650,590, which represents an increase of $80,848, or 14.1%, from the $569,742 recorded during the same period in fiscal year 2006. The increase in net revenue occurred despite a reduction in the number of properties sold, as the Company sold 373 properties during the current three month period, a decrease of 218, or 36.9%, from the 591 properties sold during the same three month period in fiscal year 2006. Net revenue increased during the three month period ended June 30, 2007 due to an increase in the average selling price, which was $1,744 per property in the current three month period, an increase of $780, or 80.9%, from the average selling price of $964 per property during the same three month period last year. The increase in the average selling price is due to both the improved quality of the properties sold and their related market value. The decrease in the number of properties sold is primarily the result of the Company’s inability to acquire a diversified portfolio of properties that would allow the Company to continue selling in volume without flooding, or saturating, a particular market, and/or geographic location, and depressing property values in the process. The Company is constantly trying to manage revenue/volume growth while also trying to protect its markets from becoming flooded, or saturated, with properties available for sale, which may depress property values and adversely affects the ability of our Customers to resell their properties at a profit. During the three month period ended June 30, 2007, the Company closed its sales office in Arizona and stopped selling properties in volume due to the Company’s lack of diversified real estate holdings. The Company is currently working to acquire additional properties and diversify its real estate holdings, but there can be no assurance that we’ll be successful, and therefore, no assurance that we’ll begin selling properties in volume again.

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During the six month period ended June 30, 2007, net revenue totaled $1,552,297, a decrease of $674,786, or 30.2%, from the $2,227,083 recorded during the same period in fiscal year 2006. The Company sold 761 properties during the six months ended June 30, 2007, a decrease of 961 units, or 55.8%, from the 1,722 properties sold during the same six month period last year. The average selling price during the current six month period was $2,040 per property, an increase of $747 per property, or 57.8%, from the $1,293 average selling price during the same period last year. Both the increase in average selling price and the decrease in units sold during the six month period ended June 30, 2007, as compared to the same period in 2006, are due to the same factors discussed in the previous paragraph.

The following table details the number of properties sold, the state in which the properties sold were located, and the net revenue generated by the properties sold for both the three and six month periods ended June 30, 2007 and 2006:

	As of June 30, 2007				As of June 30, 2006
	3-Months		6-Months		3-Months		6-Months
	Properties Sold	Revenue (000)	Properties Sold	Revenue (000)	Properties Sold	Revenue (000)	Properties Sold	Revenue (000)
Arizona	27	$40.0	31	$46.2	-	$-	-	$-
Colorado	1	33.2	8	89.5	2	20.7	2	20.7
Florida	2	10.0	1	0.5	-	-	-	-
Michigan	8	12.8	8	12.8				-
New Mexico	22	49.0	21	42.9	-	-	-	-
Oklahoma	18	16.5	26	21.8	89	79.4	340	500.7
Pennsylvania	102	219.4	274	702.2	106	127.8	144	198.6
Texas	193	269.7	392	636.4	394	341.8	1,236	1,507.1
	373	$650.6	761	$1,552.3	591	$569.7	1,722	$2,227.1

Cost of goods sold during the three month period ended June 30, 2007 totaled $512,255, an increase of $67,251, or 15.1%, from the $445,004 incurred during the same period in fiscal year 2006. The average cost of a property sold during the current three month period was $1,373, an increase of $620, or 82.3%, from the per property average of $753 during the same period in fiscal year 2006. As a percentage of the average selling price, the average property cost in the current quarter was 78.7% as compared to 78.1% during the same period in 2006. The increase in the average property cost, in terms of dollars, is due primarily to the improved quality of the properties that were sold during the current three month period; with the average land cost being $901 per property during the current period as compared to $469 per property during the same period last year. This represents an increase of 92.1% on a year-to-year basis, which is more than the 80.9% increase in the average selling price of properties sold during the current three month period as compared to the same period last year. Also adversely affecting the average cost of properties sold during the current three month period were increases in merchant fees, processing fees, sales commissions, and royalties to a related party. Merchant fees increased, on a per property basis, due to the significantly higher average selling price that the Company achieved during the current quarter, as merchant fees are calculated as a percentage of the value of each transaction. Sales commissions, as calculated on a per property basis, increased for the same reason that merchant fees increased. Processing fees are dictated by third parties who are not under the Company’s control, so any increase in processing fees is strictly related to fees charged to the Company by these third parties. Royalties to related parties during the current three month period increased in regard to the per property average, as compared to the same period last year, but the amount of royalty expense recorded in the current quarter was actually less than the amount recorded during the same period last year.

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Cost of goods sold during the six month period ended June 30, 2007 was $1,149,282, a decrease of $486,704, or 29.7%, from the $1,635,986 incurred during the same period in fiscal year 2006. As a percentage of net revenue, cost of goods sold was 74% during the current six month period and 73.4% during the same period last year. The average cost of a property sold during the current six month period was $1,510, an increase of $560, or 58.9%, as compared to the $950 average cost per property sold during the same period last year. The increase in the average property cost, in terms of dollars, is due primarily to the improved quality of the properties that were sold during the current six month period; with the average land cost being $929 per property during the current period as compared to $589 per property during the same period last year. For the current six month period, royalties to a related party totaled $177,575, a decrease of $128,359, or 41.9%, from the $305,934 that was recorded during the same period last year. The decrease in royalties to a related party is strictly a function of the Company’s net revenue and gross profit, as the royalty is calculated as a percentage of the Company’s gross profit (see note 11 of the financial statements). Sales commission expense during the current six month period was $70,095, a decrease of $20,341, or 22.4%, from the $90,436 that was incurred during the same period in 2006. Sales commission expense decreased due to the fact that the Company closed its Arizona sales office and stopped selling properties via sales personnel, and therefore, stopped incurring sales commission expense. Both merchant fees and processing fees increased during the current six month period, as measured on a year-to-year basis, with the Company having no control over the fees charged by these independent third parties.

The Company’s cost of goods sold, and the corresponding average cost per property sold, for both the three and six month periods ending June 30, 2007, and 2006, is detailed below:

	As of June 30, 2007				As of June 30, 2006
	3-Months		6-Months		3-Months		6-Months
	Total (000)	Per lot average	Total (000)	Per lot average	Total (000)	Per lot average	Total (000)	Per lot average
Land Cost	$336.0	$901	$706.8	$929	$277.2	$469	$1,014.5	$589
Royalty to related party	35.1	94	177.6	233	54.8	93	305.9	178
Processing fees	53.2	143	104.9	138	26.6	45	100.0	58
Merchant fees	29.7	80	61.6	81	11.3	19	53.7	31
Sales commissions	30.0	80	70.1	92	28.1	47	90.4	52
Dues & taxes	28.3	75	28.3	37	47.0	80	71.5	42
	$512.3	$1,373	$1,149.3	$1,510	$445.0	$753	$1,636.0	$950

Gross profit for the three months ended June 30, 2007 was $138,335, an increase of $13,597, or 10.9%, as compared to gross profit of $124,738 during the three months ended June 30, 2006. As a percentage of net revenue, gross profit was 21.3% during the current period and 21.9% during the same period in fiscal year 2006. During the six months ended June 30, 2007, gross profit totaled $403,015, a decrease of $188,082, or 31.8%, as compared to gross profit of $591,097 during the same period in 2006. As a percentage of net revenue, gross profit was 26% during the current six month period and 26.5% during the same period in fiscal year 2006. The decrease in gross profit, as measured in dollars, for both the three and six month periods ended June 30, 2007 as compared to the same periods in 2006, was due to the decrease in the number of properties sold. The decrease in gross profit, as measured as a percentage of net revenue, for both the three and six month periods ended June 30, 2007 as compared to the same periods in 2006, was due to increases in processing fees and merchant fees, both of which are beyond the control of the Company and are dictated by independent third parties.

Operating expenses totaled $345,107 during the three months ended June 30, 2007, which represents a decrease of $423,443, or 55.1%, from the $768,550 that was incurred during the same period last year. The primary reason for the significant decrease in operating expenses is due to the fact that the Company recorded a nonrecurring, non-cash charge of $374,667 in relation to the issuance of shares of the Company’s common stock for services in June 2006. Also contributing to the decrease was the $50,000 reduction in investor relations expenses and the $44,010 decrease in travel expenses as compared to the same three month period in fiscal year 2006. The decrease in investor relations expense was the result of the Company having recorded all of the costs associated with its agreement with its current investor relations firm in fiscal year 2006 (see note 13 of the financial statements). Travel expenses decreased as the result of fewer trips being taken by our Land Acquisition Specialists, who have been doing the majority of their research online. Salaries and related expenses decreased by approximately $3,600 during the current quarter, while compensation to Officers and Directors increased by approximately $39,400 in the current quarter due to (1) wages paid to the Company’s Chief Financial Officer ($27,500), and (2) the amortization of options granted to Directors of the Company ($11,900 – see note 14 of the financial statements). Also included in operating expenses for the current three month period is a nonrecurring charge (see note 15 of the financial statements) in the amount of $50,000 that was accrued as of June 30, 2007. This accrued liability is in relation to a proposed agreement made between the Company and an unrelated third party regarding the Company’s Pershing County, Nevada properties.

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During the six month period ending June 30, 2007, operating expenses totaled $694,810, a decrease of $363,076, or 34.3%, from the $1,057,886 that was incurred during the same period last year. As previously mentioned, the primary reason for the significant decrease in operating expenses is due to the fact that the Company recorded a nonrecurring, non-cash charge of $374,667 in relation to the issuance of shares of the Company’s common stock for services in June 2006. Overall, professional fees decreased by $512,285 during the current six month period as compared to the same period in fiscal year 2006. The other factor driving the reduction in professional fees was the elimination of $70,000 in consulting fees that the Company paid two (2) consultants during the six month period ending June 30, 2006. Reductions in travel expenses ($49,096), legal fees ($20,076), and investor relations ($48,325) were partially offset by increases in compensation paid to Officers and Directors ($80,688), salaries and related expenses ($85,442), insurance ($23,650), and accounting/audit fees ($13,524). The reduction in both travel expenses and investor relations expenses were explained in the previous paragraph, while the increase in Officers and Directors compensation relates to the fact that there were no paid Officers and/or Directors during the first six months of 2006. Salaries and related expenses increased due to the Company having fifteen employees during the majority of the current six month period, while headcount was ramping up to thirteen employees during the same period in fiscal year 2006. Insurance expense increased during the current period because the Company did not have insurance policies during the first six months of 2006, while accounting/audit fees increased because the Company was not accruing accounting/audit fees during the first six months of 2006. As previously mentioned, the Company accrued a nonrecurring, $50,000 expense during the six month period ended June 30, 2007 (see note 15 of the financial statements). This accrued liability is in relation to a proposed agreement made between the Company and an unrelated third party regarding the Company’s Pershing County, Nevada properties.

The following table details operating expenses for both the three and six month periods ended June 30, 2007 and 2006:

	FY 2007		FY 2006
	3-Months	6-Months	3-Months	6-Months
Salaries & related	$146.8	$295.7	$150.4	$210.3
Directors & Officers compensation	39.4	80.7	-	-
Legal fees	25.4	89.2	37.6	109.3
Accounting/audit fees	15.0	30.0	13.5	16.5
Investor relations	-	9.3	50.0	57.6
Professional fees	18.8	23.1	423.9	535.3
Office rent	8.9	16.8	5.5	11.1
Travel	2.8	18.3	46.9	67.4
Insurance	9.6	23.6	-	-
Depreciation	2.6	4.3	-	-
Nonrecurring charge – Nevada properties	50.0	50.0	-	-
Other	25.8	53.8	40.8	50.4
	$345.1	$694.8	$768.6	$1,057.9

During the three month period ended March 31, 2006, the Company incurred a one-time cash charge of $140,000 in relation to its acquisition of Landbank, LLC (see note 2 of the accompanying notes to the financial statements). No such extraordinary charge was incurred by the Company during the three, or six, month periods ended June 30, 2007.

Interest expense for the three months ended June 30, 2007 totaled $52,095, of which $12,508 was interest incurred on the Company’s bank loan (see note 5 of the financial statements) and the remaining $39,587 was interest incurred on loans from related parties (see note 3 of the financial statements). During the same three month period in fiscal year 2006, interest expense was $43,562, with $13,123 relating to the bank loan and the remaining $30,439 relating to loans from related parties. For the six month period ending June 30, 2007, interest expense totaled $104,220, with $24,919 relating to the bank loan and $79,301 relating to interest accrued on the related party borrowings. Interest expense was $76,941 during the same six month period in 2006, with $27,953 relating to the bank loan and the remaining $48,988 relating to the related party loans. The increase in interest expense during both the three and six month periods ended June 30, 2007, as compared to the same periods in fiscal year 2006, is due almost entirely to the interest accrued on the related party loans. The Company’s increased borrowing from related parties has resulted in an increase in interest expense.

The net loss for the three months ended June 30, 2007 totaled $258,867, a decrease of $428,507 from the net loss of $687,374 incurred during the same three month period in 2006. As previously mentioned, the primary reason for the significant decrease in net loss during the three month period ended June 30, 2007, as compared to the same period in 2006, is due to the fact that the Company recorded a nonrecurring, non-cash charge of $374,667 in relation to the issuance of shares of the Company’s common stock for services in June 2006. Additional factors were the decreases in professional fees, investor relations expenses, and travel expenses, which were partially offset by increases in compensation paid to Officers and Directors and salaries and related expenses. The net loss for the six months ending June 30, 2007 was $397,615, a decrease of $286,115 from the net loss of $683,730 for the same six month period in 2006. The reduction in net loss was primarily attributable to (1) the elimination of the nonrecurring, non-cash charge of $374,667 that was taken in June 2006, and (2) the nonrecurring, cash expense of $140,000 relating to the Company’s acquisition of Landbank, LLC in January 2006. These cost reductions were partially offset by the increases in compensation paid to Officers and Directors ($80,688), salaries and related expenses ($85,442), and the nonrecurring $50,000 charge that the Company accrued as of June 30, 2007 relating to its Pershing County, Nevada properties (see note 15 of the financial statements).

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Assets and Liabilities

The Company had a cash balance of $2,851 as of June 30, 2007, a decrease of $263,119 from the $265,970 on hand as of December 31, 2006. The decrease in cash is primarily attributable to the Company’s net loss of $397,615 during the six month period ended June 30, 2007, as well as the $626,632 reduction in deferred revenue and the $216,255 reduction in accounts payable and accrued expenses. The Company also used $20,789 to purchase capital equipment (computers and related hardware) and an additional $19,110 to repay its bank loan (see note 5 of the financial statements). These cash outflows were partially offset by the $394,880 gained from inventory sold, the $306,719 borrowed from related parties, and the $197,335 gained from the reduction in prepaid expenses and other receivables.

The following is a summary of cash used during the six month period ended June 30, 2007:

Cash as of 12/31/06	$265,970

Net loss for the six months ended 6/30/07	(397,615)
Add back depreciation - capital equipment	8,660
Add back amortization - options	25,688
Add back shares issued for services	84,000
Less cash used to pay down accounts
payable and accrued expenses	(216,255)
Less reduction in deferred revenue	(626,632)
Less principal payments on bank loan	(19,110)
Less capital equipment purchases	(20,789)
Add cash from inventory sold	394,880
Add cash borrowed from related parties	306,719
Add cash from reduction in prepaid expenses	188,793
Add cash from reduction in other receivables	8,542
Cash provided during the six months ended 6/30/07	(263,119)

Cash as of 6/30/07	$2,851

Inventory was $2,842,383 as of June 30, 2007, a decrease of $394,880 from the $3,237,263 that was held as of December 31, 2006. The Company purchased $163,723 of new properties during the six months ended June 30, 2007, with $97,370 of the purchases being properties located in Texas and the remaining $66,353 being properties located in Pennsylvania. The Company also capitalized $148,210 in costs associated with its property holdings, with the costs consisting of taxes, dues and association fees, and improvement costs. In regard to the $148,210 of capitalized expenses, $118,453 was directly related to costs incurred for the subdividing of the Company’s Pershing County, Nevada property. Land costs associated with the Company’s revenue for the six month period ended June 30, 2007 were $706,813, which, net of the $163,723 in land purchases and $148,210 in capitalized costs, equates to the aforementioned $394,880 reduction in inventory. The following is a summary of the Company’s inventory holdings as of June 30, 2007:

	Actively Marketed	Being prepared for marketing	Total
Arizona	$1,350	$-	$1,350
Colorado	261,870	-	261,870
Michigan	11,191	-	11,191
Mexico	-	298,348	298,348
Nevada	-	973,929	973,929
New Mexico	16,301	-	16,301
Oklahoma	8,210	-	8,210
Pennsylvania	158,216	66,353	224,569
Texas	868,080	74,920	943,000
Deferred inventory (see note 4 of the financial statements)	103,615	-	103,615
	$1,428,833	$1,413,550	$2,842,383

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“Actively Marketed” properties are properties that are ready for immediate resale, while properties “Being Prepared for Marketing” are properties that are not currently ready to be sold due to any number of reasons, such as, but not limited to, zoning issues and title issues. In regard to the properties listed above that are categorized as “Being Prepared for Marketing”, the property in Mexico is awaiting final deeding from the previous owner to the Company. The deeding process in Mexico has proven to be a slow and tedious affair, and, based on this particular experience, the Company will carefully evaluate any future purchases of property in Mexico. The Nevada property, which is also categorized as “Being Prepared for Marketing”, has been delayed from being actively marketed as the Company awaits approval to subdivide the properties into smaller parcels. The Company has submitted is subdivision plans and is awaiting approval of those plans. This property was originally purchased in fiscal year 2005 and is the only property that the Company has not purchased for cash in full; this property is financed by a bank loan (see note 5 of the financial statements). The remaining properties that are categorized as “Being Prepared for Marketing”, which are located in Pennsylvania and Texas, were purchased during the period ended June 30, 2007 and late in fiscal year 2006 and are in the process of being deeded to the Company.

As previously mentioned, the Company is aggressively pursuing strategies to diversify its real estate holdings. The Company believes that a broad, diversified inventory of properties may provide more buying options to our customer base while also attracting new customers who may not have previously purchased property from the Company because the Company did not offer the type of property that these individuals were interested in buying. Also, the Company believes that a diversified inventory portfolio may allow it to increase both sales volume and net revenue while minimizing the potential to flood a particular market, or geographic region, with properties, and, in the process, depress property values and adversely impact the ability of our customers to resell their property at a profit.

Prepaid expenses totaled $25,382 as of June 30, 2007, a decrease of $188,793, or 88.1%, from the $214,175 as of December 31, 2006. The decrease in prepaid assets is due entirely to the expensing of prepaid expenses related to the Company’s deferred revenue. The Company follows FASB 66 - Accounting for Sales of Real Estate (see note 1 of the financial statements), and due to the Company’s 60-day refund policy, all sales transactions, and their related direct expenses, are not recognized until after the expiration of the buyer’s 60-day rescission period. Due to the significant decrease in property sales (see revenue discussion above and note 4 of the financial statements), the Company has expensed, as of June 30, 2007, all of the direct costs, except land costs, associated with its deferred revenue. This was done because deferred revenue as of June 30, 2007, which was $168,035, represented approximately 2.2% of total revenue booked by the Company since its inception in 2005; meaning that approximately 97.8% of all booked revenue has been recognized as of June 30, 2007. Therefore, given that approximately 98% of total revenues from inception have been recognized as of June 30, 2007, and that the remaining capitalized direct costs, excluding land costs, were nominal and not material, the Company elected to expense the remaining direct costs (merchant fees, processing fees, royalties to a related party, and sales commissions) as of June 30, 2007. These prepaid direct costs totaled $196,095 as of December 31, 2006. Prepaid accounting/audit fees are to be expensed over the twelve (12) month period beginning January 2007, while prepaid rent represents both the July 2007 rent payment and the last monthly rent payment on the Company’s office in Alameda, California. Prepaid insurance relates to both the Company’s general liability and directors & officers insurance policies and are expensed over the one-year term of the policies. The following table details prepaid expenses as of June 30, 2007:

Prepaid expenses as of June 30, 2007
Audit fees	$15,000
Rent	4,663
Insurance	5,719
$25,382

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Property and equipment totaled $12,129, net of accumulated depreciation, as of June 30, 2007 and consisted of computers and related computer hardware. These assets were purchased for use in the Company’s Alameda office and were put into service in February 2007. These assets were recorded at their cost of $20,789, which included the purchase price, tax, and freight. The Company is expensing these assets over a twelve (12) month period beginning February 2007, with the monthly depreciation totaling $1,732. During the six month period ended June 30, 2007, the Company recorded depreciation expense of $8,660, with one-half of that amount allocated to an affiliate who shares the Alameda office with the Company. For the six months ended June 30, 2007, the Company’s net depreciation expense was $4,330.

Current liabilities totaled $3,434,193 as of June 30, 2007, a decrease of $534,167 from the $3,968,360 as of December 31, 2006. The following table details current liabilities as of June 30, 2007:

Current liabilities as of June 30, 2007
Accounts payable	$122,250
Due to related parties - principal	2,692,694
Due to related parties - accrued interest	254,900
Accrued expenses	96,945
Accrued payroll	58,173
Loan payable - current portion	41,196
Deferred income	168,035
$3,434,193

Accounts payable consist of normal expenses incurred during the course of business, and the Company’s payables are current with regard to vendor terms. As of June 30, 2007, accounts payable totaled $122,250, with three vendors accounting for $110,871 of the total. In regard to those three vendors, $80,631 was owed to the Company’s outside attorneys and $30,240 was owed to two (2) different property owners associations in relation to annual dues on properties owned by the Company. The Company owed related parties $2,947,594 as of June 30, 2007, with $2,692,694 consisting of principal owed and the remaining $254,900 relating to accrued, unpaid interest. Accrued expenses totaled $96,945 as of June 30, 2007 and consisted of (1) an accrued payment of $50,000 relating to a proposed settlement (see note 15 of the financial statements) of two lawsuits filed by the Company in relation to its property holdings in Pershing County, Nevada (see note 5 of the financial statements), (2) accrued legal fees of $25,000, (3) accrued consultant fees of $13,600, (4) accrued audit fees of $7,500, and (5) accrued insurance expenses totaling $845. Accrued payroll totaled $58,173 as of June 30, 2007 and consisted of two (2) weeks of accrued salary and accrued, unpaid vacation pay. Deferred revenue totaled $168,035 as of June 30, 2007 and relates to sales that have occurred as of June 30, 2007, but whose revenue has not been recognized as of June 30, 2007 in compliance with FASB 66 - Accounting for Sales of Real Estate (see note 1 of the financial statements).

The $534,167 decrease in current liabilities as of June 30, 2007 as compared to December 31, 2006 is the result of the following:

Accounts payable	$(40,925)
Due to related parties – principal	293,529
Due to related parties – accrued interest	13,190
Accrued expenses	(182,055)
Accrued payroll	6,725
Loan payable – current portion	2,001
Deferred revenue	(626,632)
Total decrease	$(534,167)

The $626,632 reduction in deferred revenue is due to the decrease in property sales during May and June 2007 (see revenue discussion above and note 4 of the financial statements). The $182,055 reduction in accrued expenses is the result of the Company paying, in full, (1) the final $155,000, in cash, owed to Piping Partners (see note 13 of the financial statements), and (2) the final $84,000, via the issuance of 93,333 shares of the Company’s common stock (see note 10 of the financial statements), owed to Aurelius Consulting Group (see note 13 of the financial statements). The payments to Piping Partners and Aurelius Consulting Group were partially offset by the $50,000 liability that the Company accrued as of June 30, 2007 (see note 15 of the financial statements). The $40,925 reduction in accounts payable was the result of the Company paying its vendors within the specified credit terms, and the $306,719 (principal and interest) increase in the amount owed to related parties represents borrowings made by the Company to fund its operations.

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As of June 30, 2007, the Company owed $493,771 to a third party who financed the Company’s purchase of properties in Pershing County, Nevada, of which $41,196 is classified as a current liability and $452,575 as a long-term liability. The properties were purchased in August 2005, and the amount owed as of December 31, 2006 was $512,881. The Company is required to make monthly payments of principal and interest, with total principal payments of $19,110 and interest payments of $24,919 having been made by the Company during the six month period ended June 30, 2007. As of June 30, 2007, the Company was current with payments due on this loan.

Shareholders’ deficit was $1,004,023 as of June 30, 2007 and is summarized in the table shown below. The Company had 9,928,664 shares of its common stock issued and outstanding as of June 30, 2007, of which 8,200,002 shares are owned by three individuals affiliated with the Company. The Company is authorized to issue 100,000,000 shares of its common stock, par value $0.0001 per share, which means 90,071,336 shares were unissued as of June 30, 2007. Additional paid-in capital increased by $109,679 as of June 30, 2007 due to (1) the issuance of 93,333 shares for services valued at $84,000 (see note 10 of the financial statements), and (2) the amortization of options granted to officers and directors of the Company (see note 14 of the financial statements). The Company’s net loss of $397,615 during the six month period ended June 30, 2007 increased the Company’s accumulated deficit to $1,514,312.

Summary of Shareholders' Deficit as of June 30, 2007

	Common Shares	Common Par	Additional Paid in Capital	Accumulated Deficit	Shareholders' Deficit
Balance as of December 31, 2006 (audited)	9,835,331	$984	$399,617	$(1,116,697)	$(716,096)

Amortization of options granted to Directors & Officers	-	-	25,688	-	25,688

Shares issued for services	93,333	9	83,991	-	84,000

Net loss for the six month period ended June 30, 2007	-	-	-	(397,615)	(397,615)

Balance as of June 30, 2007	9,928,664	$993	$509,296	$(1,514,312)	$(1,004,023)

Liquidity and Capital Resources

To date, the Company has funded inventory acquisitions primarily from net revenue received from sales of properties in inventory and from funds borrowed from affiliates. The Company has not incurred any debt in order to finance its operations, with the exception of amounts due to affiliates and mortgages taken out for nineteen (19) sections of land acquired in Pershing County, Nevada in 2005 (see note 5 of the financial statements). These mortgages bear interest at 10% per annum and mature September 1, 2015.

While the Company believes that it can achieve its current objectives without raising additional capital, additional capital would allow the Company to benefit from economies of scale in the real estate market and to shorten the lead-time required to acquire new properties. Additional capital would also allow the Company to acquire a more diversified portfolio of properties that the Company believes would allow it to increase both sales volume and net revenue while minimizing the potential to flood a particular market, or geographical region, with properties, and, in the process, depress property values and adversely impact the ability of our customers to resell their property at a profit.  To the extent that our cash flow from operations is insufficient to fund our future activities, we may need to raise additional funds through equity or debt financing. There can be no assurance that such financings can be obtained on favorable terms, if at all.

The Company has no material commitments for capital expenditures as the Company lets marketplace conditions serve as its guide in terms of acquisition exposure. There are no significant elements of income or loss arising from anything other than the Company’s continuing operations.

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Critical Accounting Estimates

The Company's consolidated financial statements are prepared in conformity with U.S. generally accepted accounting principles, which require the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Management bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances. The Company's estimates are based on the facts and circumstances available at the time; different reasonable estimates could have been used in the current period, and changes in the accounting estimates used are likely to occur from period to period, which may have a material impact on the presentation of the Company's financial condition and results of operations. Actual results reported by the Company may differ from such estimates. The Company reviews these estimates periodically and reflects the effect of revisions in the period that they are determined. Note 1 of the Notes to our Consolidated Financial Statements includes a summary of the accounting policies and methods used in the preparation of our consolidated accounts. Set forth below is a brief discussion of what the Company believes to be the more critical judgment areas in the application of the Company's accounting policies.

Impairment of Inventory

The Company's inventory consists of land parcels that are purchased for resale purposes, and, except for special circumstances, do not normally remain in inventory for a prolonged period of time. The Company records its inventory at the lower of cost or fair market value at the relevant balance sheet date. The Company reviews its inventory on a quarterly basis in an attempt to (1) identify "problem" properties that may become impaired (difficult or impossible to sell), and (2) identify the financial impact, or impairment, to the recorded cost, or carrying value, of these properties. The Company attempts to measure impairment on an item-by-item basis, but due to practical limitations, the Company also measures impairment for a group of similar/related properties. The Company considers properties to be similar/related if they are from the same subdivision and/or geographic region. For the purpose of this discussion, the term "property" refers to a specific property or a group of similar/related properties.

The Company recognizes inventory impairment at the time it's incurred, which is at the conclusion of the aforementioned quarterly reviews. Impairment charges, or write-downs to the recorded value of a property, occur when the estimated fair market value (FMV) of a property falls below the recorded, or carrying cost, of the associated property. The estimated FMV of a property is based on the conditions that exist at the relevant balance sheet date, with consideration being given to events after the relevant balance sheet date to the extent that they confirm conditions existing at or before the relevant balance sheet date. The Company's quarterly inventory impairment reviews require the exercise of judgment and take into consideration all relevant information available to the Company at the time the review is conducted. This periodic comparison of comparable information determines if the value of our properties has become impaired.

In attempting to identify impaired properties, the Company begins by analyzing recent trends in selling prices (EBay, Bid4Assets, real estate agent listings, and the Company's sales records) to establish the estimated FMV of a property and then compares the estimated FMV to the recorded value of the property to ensure that the estimated FMV has not fallen below the recorded value. Should it be determined that the estimated FMV is less than the recorded value, the Company records the appropriate impairment charge at that time, as it writes down the value of the property to it's estimated FMV, which does not include any profit/markup.

The Company also reviews its properties to identify problems/issues that may reduce a property's value, such as, but not limited to, zoning issues, right of way issues, and failed perc tests. Any of these problems, and similar problems not previously mentioned, can have an adverse affect on the estimated FMV of a property and necessitate a write-down of the recorded value of said property. Should it be determined that such "problem" properties exist, the Company records the appropriate impairment charge at that time, as it writes down the value of the property to it's estimated FMV, which, as previously mentioned, does not include any profit/markup.

The Company's return rates (the number of similar properties sold by the Company that have been returned to the Company by the buyer) are also reviewed in an effort to gauge the favorability, or salability, of its properties. The purpose of this review is to attempt to determine if certain properties are (1) not in favor with our Customer base, (2) overpriced, (3) saturated for that particular market, or (4) problem properties for some reason unknown to the Company. Should it be determined that certain properties are experiencing abnormally high return rates and may be difficult to sell at an estimated FMV above their recorded cost, the Company will record the appropriate impairment charge at that time, as it writes down the value of the property to its estimated FMV.

The Company's impairment analysis is predicated on establishing an accurate estimate of a property's FMV. This estimate of FMV is based on the analysis of known trends, demands, commitments, events and uncertainties. As previously stated, the Company reviews all relevant information at its disposal at the time its impairment analysis is being performed, and uses that data to assess what impairment charges, if any, have been incurred. However, estimated FMV can be difficult to establish and is contingent on market conditions, such as, but not limited to, supply and demand, local and national economic factors, and interest rates. Any change in these market conditions, and similar conditions not previously mentioned, could have a material impact on estimated FMV, and, therefore, future inventory impairment charges incurred by the Company. Since there is not always a readily available source for land values, the weight of all measures, as described above, are considered by management in its impairment analysis.

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Risk Factors that May Affect Future Results and Market Price of Stock

The Company's operations and its securities are subject to a number of substantial risks, including those described below. If any of these or other yet unforeseen risks actually occur, the Company's business, financial condition, and operating results, as well as the trading price or value of its securities could be materially adversely affected. No attempt has been made to rank these risks in the order of their likelihood or potential harm. In addition to those general risks enumerated elsewhere, any purchaser of the Company's common stock should also consider the following risk factors:

Risks Related to the Company's Operations:

We have a limited operating history and cannot guarantee profitability.

The Company acquired its current operations in January of 2006 through the purchase of Landbank LLC. Landbank, LLC itself commenced operations during the second quarter of 2005. At this stage, the Company has only a limited operating history upon which an evaluation of performance and future prospects can be made. There can be no assurance that the Company will be able to continue to generate revenues in the future.

The Company is subject to all of the business risks associated with a new enterprise, including, but not limited to, the risk of unforeseen capital requirements, lack of fully-developed products, failure of market acceptance, failure to establish time proven business relationships, and a competitive disadvantage vis-a-vis larger and more established companies.

We may need to raise capital in the future, and if such capital is not available on acceptable terms, we may have to curtail or cease operations.

The Company's business is dependent in part on being able to acquire and make available a broad selection of properties. Acquisition of these properties requires significant capital expenditure. While the Company intends to generate sufficient revenues in the future to fund our acquisitions, it is possible that we may need to raise additional capital. Consequently, we may be unable to raise sufficient additional capital on terms deemed acceptable. In that event, the Company may have to curtail or cease operations and/or limit the number of properties maintained in inventory. This could have an adverse impact on the Company's ability to effectively compete with other companies, which are able to offer customers a broader range of properties. If additional funds are raised through the issuance of debt securities or preferred stock, these securities could have rights that are senior to the holders of the common stock, and any debt securities could contain covenants that would restrict the Company's operations. In addition, if the Company raises funds by selling common stock or convertible securities, existing stockholders could face dilution of their shares.

We may be unable to identify or acquire suitable properties at a low cost, which could affect our ability to generate revenues.

The Company's ability to generate revenues is highly dependent on its ability to maintain low acquisition costs while offering a wide range of suitable properties. There can be no assurance that the Company's acquisition teams will be successful in locating suitable properties on financially attractive terms.

Competition for properties may increase costs and reduce returns.

The Company competes to acquire real property with individuals and other entities engaged in similar activities. Many of our competitors have greater financial resources, and thus, a greater ability to borrow funds and to acquire properties. Competition for properties may reduce the number of suitable acquisition opportunities available and may have the effect of increasing acquisition costs thereby adversely impacting Company profits.

We acquire a substantial number of our properties through the tax-lien foreclosure process, and may therefore be subject to additional costs for eviction and/or clearing title.

When acquiring properties through the tax-lien foreclosure process, the property is deeded to the buyer by the relevant government entity without any warranties as to title, and in some instances, subject to a right of the original owner to redeem the property within a certain number of days. In addition, the buyer of the property remains responsible for any eviction of a prior owner who remains in possession of the property. The majority of parcels that we acquire are unimproved lots with no owner in possession, and we attempt to perform adequate due diligence in connection with the purchase of each piece of property to ensure that there are no material liens or encumbrances affecting title to the property. We cannot however guarantee that we will not be required to undertake eviction or other proceedings in connection with properties purchased in this process, or that we will not encounter undisclosed encumbrances. In the event such a situation arises, we may incur significant additional acquisition costs which may adversely affect our net revenues and/or results of operations. In counties where there is a right of redemption, we hold the property in inventory until the right has lapsed. The Company does not currently acquire significant amounts of properties in counties where such rights exist, however, if we do, any exercise of these rights could delay our ability to generate revenues from these properties.

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We may be unable to sell a property, if or when we decide to do so, which could delay revenues needed to fund operations.

The real estate market is affected by many factors, such as general economic conditions, availability of financing, interest rates, and other factors, including supply and demand, that are beyond the Company's control. The Company cannot predict whether it will be able to sell any property for the price or on the terms that it sets or whether any price or other terms offered by a prospective purchaser would be acceptable. The Company cannot predict the length of time needed to find a willing purchaser and to close the sale of a property.

The Company may be required to expend funds to correct defects or to make improvements before a property can be sold. The Company cannot make any assurance that it will have funds available to correct such defects or to make such improvements.

Our principal stockholders have broad control over our operations.

The Company's principal stockholders beneficially own approximately 83% of the issued and outstanding share capital of the Company. As a result, these stockholders are able to exercise significant influence over the Company, including the election of directors, amendments to the articles of incorporation or by-laws of the Company, the approval of mergers or other business combinations, and the sale or purchase of material assets. The interests of these stockholders in deciding these matters and the factors they consider in making such decisions could be different from the interests of the Company's other stockholders.

We may lose key personnel and/or be unable to maintain current relationships with affiliates upon which we depend.

The Company's success depends to a significant degree upon the continued relationship with certain of its affiliates and the contribution of its executive management team. If any of the Company's executives decide to leave the Company, we could lose access to important affiliate services and/or acquisition or sales channels, which could adversely affect our operations and/or financial condition.

Four of the Company’s original five directors have recently resigned, two of which were replaced with independent directors. Although we believe that the Company will benefit from having an independent board, we cannot guarantee that this change in board composition will not adversely affect the Company's operations.

We are subject to general real estate risks.

The Company is subject to risks generally associated with the ownership of real estate, including:

•	changes in general or local economic conditions;
•	changes in supply of or demand for similar or competing properties in the area;
•	bankruptcies, financial difficulties or lease defaults by customers;
•	changes in interest rates and availability of permanent mortgage financing that may render the sale of a property difficult or unattractive or otherwise reduce the returns to stockholders;
•	changes in governmental rules, regulations, and fiscal policies, including changes in tax, real estate, environmental, and zoning laws;
•	periods of high interest rates and tight money supply.

The Company's operations can be negatively affected by the occurrence of any of these or other factors beyond the Company's control.

We may be subject to litigation, which could divert substantial time and money from our business.

The Company may be subject to claims from customers or other third parties. If such parties are successful, they may be able to obtain injunctive or other equitable relief, which could effectively diminish the Company's ability to further acquire, subdivide, and sell properties, and could result in the award of substantial damages. Management may be required to devote substantial time and energy in defending any such claims.

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Risks Related to the Ownership of the Company's Stock:

There is a limited market for the buying/selling of the Company's common stock. If a substantial and sustained market for the Company's common stock does not develop, the Company's stockholders may have difficulty selling, or be unable to sell, their shares.

The Company's common stock is presently traded on the OTC Bulletin Board (“OTCBB”), and currently there is only a limited market for the Company's common stock and there can be no assurance that this market will be maintained or broadened. If a substantial and sustained market for the Company's common stock does not develop, the Company's stockholders may have difficulty selling, or be unable to sell, their shares. Accordingly, we cannot provide any assurance that we will be able to develop a substantial and sustained market for the Company's common stock.

Substantial sales of the Company's common stock could cause the stock price to fall.

As of August 13, 2007, the Company had 9,928,664 shares of common stock outstanding of which approximately 8,922,780 shares are considered "restricted securities" as that term is defined under Rule 144 promulgated under the Securities Act of 1933 ("'33 Act"). These restricted shares are eligible for sale under Rule 144 at various times. No prediction can be made as to the affect, if any, that the sales of shares of common stock or the availability of such shares for sale will have on the market prices prevailing from time to time. Nevertheless, the possibility that substantial amounts of the Company's common stock may be sold in the public market may adversely affect prevailing market prices for the common stock and could impair the Company's ability to raise capital through the sale of its equity securities.

The Company has a significant number of shares authorized but unissued. These shares may be issued without stockholder approval. Significant issuances of stock would dilute the percentage ownership of the Company's current stockholders and could likely have an adverse impact on the market price of the common stock.

As of August 13, 2007, the Company had an aggregate of 90,071,336 shares of common stock authorized but unissued. The Company has reserved 3,000,000 shares for issuance under the Company's 2006 Stock Incentive Plan, and an additional 10% has been reserved for issuances to consultants. All remaining shares of common stock may be issued without any action or approval by the Company's stockholders. Any such shares issued would further dilute the percentage ownership of the Company's current stockholders and would likely have an adverse impact on the market price of the common stock.

The Company does not intend to pay dividends in the near future.

The Company's board of directors determines whether to pay dividends on the Company's issued and outstanding shares. The declaration of dividends will depend upon the Company's future earnings, its capital requirements, its financial condition, and other relevant factors. The Company's Board of Directors does not intend to declare any dividends on the Company's shares for the foreseeable future. The Company anticipates that it will retain any earnings to finance the growth of its business and for general corporate purposes.

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Our securities are currently classified as a "Penny Stock" which may limit our stockholders' ability to sell their securities.

The price of our common stock is currently below $5.00 per share, and is therefore considered "penny stock" under Rule 3a51-1 of the '34 Act. As such, additional sales practice requirements are imposed on broker-dealers who sell to persons other than established customers and "accredited investors" as defined in Rule 501 of Regulation D as promulgated under the '33 Act. The prerequisites required by broker-dealers engaged in transactions involving "penny stocks" have discouraged, or even barred, many brokerage firms from soliciting orders for certain low priced stocks.

With respect to the trading of penny stocks, broker-dealers have an obligation to satisfy certain special sales practice requirements pursuant to Rule 15g-9 of the '34 Act, including a requirement that they make an individualized written suitability determination for the purchase and receive the purchaser's written consent prior to the transaction.

Broker-dealers have additional disclosure requirements as set forth in the Securities Enforcement Act Remedies and Penny Stock Reform Act of 1990. These disclosure requirements include the requirement for a broker-dealer, prior to a transaction in a penny stock, to deliver a standardized risk disclosure document that provides information about penny stocks and the risks of the penny stock market.

Additionally, broker-dealers must provide customers with current bid and offer quotations for penny stocks, the compensation payable to the broker-dealer and its salesperson in the transaction, and the monthly account statements showing the market value of each penny stock held in a customer's account.

Accordingly, the market liquidity of the Company's common stock and the ability of any present and prospective stockholder-investors to sell their securities in the secondary market is limited due to the above penny stock regulations and the associated broker-dealer requirements.

ITEM 3. CONTROLS AND PROCEDURES

Our Chief Executive Officer and Chief Financial Officer (our principal executive officer and principal financial officer, respectively) conducted an evaluation of the effectiveness of our disclosure controls and procedures, as defined by paragraph (e) of Exchange Act Rules 13a-15 or 15d-15, as of the end of the period covered by this quarterly report on Form 10-QSB. Based on this evaluation, our Chief Executive Officer and our Chief Financial Officer have concluded that, as of the end of the period covered by this quarterly report on Form 10-QSB, our disclosure controls and procedures were effective. In addition, there was no change in our internal control over financial reporting that occurred during the period covered by this quarterly report on Form 10-QSB that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

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PART II. OTHER INFORMATION

ITEM 1. LEGAL PROCEEDINGS

In May 2007, a dispute arose involving the proposed sale and purchase of certain real property owned by Landbank, LLC to NRLL East, LLC, under a contract dated March 6, 2007. In the Company’s view, this contract was illusory and did not obligate NRLL East, LLC to perform its obligations under the contract. Accordingly, in May 2007 the Company filed a complaint in the Los Angeles Superior Court seeking declaratory relief and rescission of the contract on the basis of fraud and breach of oral contract. On May 29, 2007, NRLL East, LLC filed a complaint in the 6th Judicial District Court of Nevada seeking specific performance and breach of contract, and recorded a lis pendens on the subject real property. On July 9, 2007, the Company reached a proposed agreement with NRLL East, LLC regarding this matter. Per the terms of the proposed settlement, the Company will pay NRLL East, LLC a one-time cash payment of $50,000 as final resolution to the disputed matter (see note 15 of the financial statements). The Company recorded the $50,000 as a nonrecurring operating expense during the three month period ended June 30, 2007.

As of this filing, the agreement has not been finalized in writing, therefore the $50,000 cash payment has not been made by the Company. The pending payment is recorded as an accrued expense as of June 30, 2007 (see note 9 of the financial statements).

ITEM 2. UNREGISTERED SALE OF EQUITY SECURITIES AND USE OF PROCEEDS

Except as set forth below, there were no unregistered, or any other, sales of equity securities by the Company during the six month period ended June 30, 2007.

On April 4, 2007 the Company issued 93,333 unregistered shares of its common stock, par value $0.0001 per share, to Aurelius Consulting Group/Red Chip Companies as full and final payment for services valued at $84,000 (see note 10 of the financial statements). The shares issued were restricted securities (as such term is defined under Rule 144 under the ’33 Act), and the share certificates representing such shares bear on their face the appropriate securities legend.

On March 13, 2007, the Company granted to its Chief Financial Officer an option to purchase 100,000 shares of its common stock at an exercise price of $0.02 per share. The option vests over a four (4) year period, with 25 % of the shares vesting on March 12, 2008 and the remaining shares vesting at 1/48th per month thereafter until the option is vested and exercisable with respect to 100% of the shares. The term of the option is ten (10) years, with an expiration date of March 12, 2017. The exercise price of the option was the fair market value of the Company’s common stock on the date of grant. This grant was made pursuant to the securities exemption available under Section 4(2) of the 1933 Act.

The Company's board of directors determines whether to pay dividends on the Company's issued and outstanding shares. The declaration of dividends will depend upon the Company's future earnings, its capital requirements, its financial condition, and other relevant factors. The Company's Board of Directors does not intend to declare any dividends on the Company's shares for the foreseeable future. The Company anticipates that it will retain any earnings to finance the growth of its business and for general corporate purposes.

31

ITEM 3. DEFAULTS UPON SENIOR SECURITIES

None.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None.

ITEM 5. OTHER INFORMATION

None.

ITEM 6. EXHIBITS

Exhibits

No.	Description

31.1	Certification of Principal Executive Officers Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32.1	Certification of Principal Executive Officers Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

32.2	Certification of Principal Financial Officers Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

32

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, there unto duly authorized.

Date:August 14, 2007	By:	/s/ Doug Gravink
Doug Gravink Chief Executive Officer

Date: August 14, 2007	By:	/s/ Gary Hewitt
Gary Hewitt President

33

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 10-QSB

QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

For the period ended September 30, 2007

Commission file number: 000-52315

LANDBANK GROUP, INC
(Exact Name of Registrant as specified in its charter)

Delaware	20-1915083
(State of incorporation)	(IRS Employer Identification No.)

7030 Hayvenhurst Avenue, Van Nuys, CA	91406
(Address of principal executive offices)	(Zip Code)

(818) 464-1614
(Registrant's telephone number, including area code)

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.       Yes ☒ No ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).      Yes ☐    No ☒

State the number of shares outstanding of each of the issuer's classes of common equity: 9,928,664 shares of Common Stock ($.0001 par value) as of November 1, 2007.

Transitional Small Business Disclosure Format (Check one): Yes ☐ No ☒

PART I FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

Landbank Group, Inc. and Subsidiary
Consolidated Balance Sheet
As of September 30, 2007
(Unaudited)

ASSETS

Current assets
Cash & cash equivalents	$3,618
Inventory - land parcels	2,854,874
Prepaid expenses	40,292
Total current assets	2,898,784

Property & Equipment, net	6,933

Total assets	$2,905,717

LIABILITIES AND SHAREHOLDERS' DEFICIT

Current liabilities
Accounts payable & Accrued Expenses	$368,379
Due to related parties	3,110,031
Loan payable - current portion	40,367
Deferred revenue	300,633

Total current liabilities	3,819,410

Loan payable - non-current portion	421,938

Shareholders' deficit
Common stock, 100,000,000 shares authorized; $0.0001
par value; 9,928,664 issued and outstanding	993
Additional paid in capital	513,244
Accumulated deficit	(1,849,868)

Total shareholders' deficit	(1,335,631)

Total liabilities and shareholders' deficit	$2,905,717

The accompanying notes are an integral part of these consolidated audited financial statements.

3

Landbank Group Inc. and Subsidiary
Consolidated Statements of Operations
For the Three and Nine Month Periods Ended September 30, 2007 and 2006
(Unaudited)

	Three Months ended September 30,		Nine Months ended September 30,
	2007	2006	2007	2006

Revenue, net	$190,204	$1,106,897	$1,742,501	$3,333,980

Cost of revenue
Direct selling expenses	171,935	594,305	1,143,642	1,924,357
Royalty to related party	6,394	179,492	183,969	485,426

Total cost of sales	178,329	773,797	1,327,611	2,409,783

Gross profit	11,875	333,100	414,890	924,197

Operating expenses:
Rent, related party	5,556	5,554	16,668	16,663
Professional fees, related parties	-	25,366	5,383	104,650
Professional fees	36,763	91,396	104,727	700,830
Legal fees	44,109	40,288	133,294	149,549
Directors and officers compensation	31,448	27,500	112,136	27,500
Settlement on Nevada property, nonrecurring	-	-	50,000	-
General & administrative expenses	172,556	192,734	563,034	441,532

Total operating expenses	290,432	382,838	985,242	1,440,724

Loss from operations	(278,557)	(49,738)	(570,352)	(516,527)

Other expenses:
Merger related expenses	-	-	-	(140,000)
Interest expense - bank	(12,458)	(13,204)	(37,377)	(41,157)
Interest expense - related parties	(43,741)	(41,454)	(123,042)	(90,442)

Total other expenses	(56,199)	(54,658)	(160,419)	(271,599)

Loss before income taxes	(334,756)	(104,396)	(730,771)	(788,126)

Provision for income taxes	800	-	2,400	-

Net loss	$(335,556)	$(104,396)	$(733,171)	$(788,126)

Basic and diluted weighted average number
of common stock outstanding	9,928,664	9,833,903	9,896,527	9,557,959

Basic and diluted net loss per share	$(0.03)	$(0.01)	$(0.07)	$(0.08)

The accompanying notes are an integral part of these consolidated audited financial statements.

4

LandBank Group, Inc. and Subsidiary
Consolidated Statements of Cash Flows
For the Nine Month Periods Ended September 30, 2007 and 2006
(Unaudited)

	2007	2006
Cash flows from operating activities:
Net loss	$(733,171)	$(788,126)
Adjustments to reconcile net loss to net cash
used in operating activities:
Depreciation - capital equipment	13,856	-
Amortization of options granted to Directors & Officers	29,636	-
Shares issued for service	-	374,667
Shares to be issued for service	-	36,000
Changes in current assets and liabilities:
(Increase) decrease in current assets
Inventory - land parcels	382,389	(1,009,162)
Other receivable	8,542	(51,781)
Prepaid expenses	173,883	58,597
Increase (decrease) in current liabilities
Accounts payable	110,672	24,831
Accrued expenses	(151,916)	138,341
Reserve for returns	-	(26,148)
Deferred income	(494,034)	(255,145)
Total adjustments	73,028	(709,800)

Net cash used in operating activities	(660,143)	(1,497,926)

Cash flows from investing activities
Capital equipment purchases	(20,789)	-

Cash flows from financial activities
Due to related parties	469,156	1,136,694
Repayment of loans	(50,576)	(50,624)

Net cash provided by financial activities	418,580	1,086,070

Net change in cash and cash equivalents	(262,352)	(411,856)

Cash and cash equivalents - beginning balance	265,970	631,425

Cash and cash equivalents - ending balance	$3,618	$219,569

Supplemental disclosure of cash flows information:
Taxes paid	$2,400	$-
Interest paid	$37,377	$41,157

Supplemental disclosures of non-cash investing and financing activities:
Shares issued to settle accrued expenses	$84,000	$-

The accompanying notes are an integral part of these consolidated audited financial statements.

5

LANDBANK GROUP, INC. AND SUBSIDIARY
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

1. Nature of business and significant accounting policies:

Nature of business:

Landbank Group, Inc., formerly known as iStorage Network, Inc. (“iStorage”), formerly known as Camryn Information Services, Inc, was incorporated under the laws of the State of Delaware on May 13, 1997.

On January 26, 2006, iStorage issued 8,200,002 shares of restricted stock (post-split) in exchange for all of the assets and liabilities of Landbank, LLC, a company organized in the State of California in December 2004, and $140,000 in cash. iStorage changed its name to Landbank Group, Inc. The former members of Landbank, LLC became approximately 90% owners of the Company.

The exchange of shares with Landbank, LLC was accounted for as a reverse acquisition under the purchase method of accounting since the stockholders of Landbank, LLC obtained control of the consolidated entity (collectively, “the Company”). Accordingly, the merger of the two companies was recorded as a recapitalization of Landbank, LLC, where as Landbank, LLC was treated as the continuing entity. The historical results for the nine month periods ended September 30, 2007 and 2006 include Landbank, LLC and Landbank Group, Inc.

The Company makes bulk acquisitions of parcels of land, and resells the land as individual parcels. The Company seeks to acquire a majority of its land “in-bulk” through the real property tax lien foreclosure process, either at local government tax sales, directly from local government entities having acquired property at tax sales, or directly from owners of tax-defaulted parcels prior to tax sale.

The types of real estate acquired and sold by the Company include undeveloped acreage, houses, and lots. These parcels are marketed nationwide. To date, the Company has acquired properties in Arizona, Colorado, Florida, Michigan, New Mexico, Nevada, Oklahoma, New York, Pennsylvania, Missouri, Texas, and in the State of Chihuahua, Mexico.

The Company resells the land as individual parcels through multiple distribution channels, including Internet sales and leads developed by the Company, its affiliates, or third party vendors. The Company also uses the Internet to market its properties.

The Company shares its office space with its affiliates.

The Company’s principal office is located in Van Nuys, California. The property is leased from a real estate company related to the Company by common ownership under a five-year lease that expires in 2008.

The Company also has a satellite office in American Fork, Utah and a processing, acquisition, and sales office in Alameda, California. The Company closed its sales office in Phoenix, Arizona in June 30, 2007. The Company shares office space at the Van Nuys, American Fork, and Alameda locations with its affiliates.

On October 26, 2007, Parent’s Board of Directors voted unanimously to approve the proposed divesture of the Company’s operating subsidiary, Landbank, LLC (“the Subsidiary”). Per the terms of the proposed transaction, Parent would divest itself of the Subsidiary to a private company (“the Acquisition Company”) owned 100% by former directors, officers, and principal stockholders of the Company. In return for receiving 100% ownership of the Subsidiary, the Subsidiary, the Acquisition Company, and Family Products LLC (a member of the Acquisition Company) would indemnify Parent against any, and all, past, present, and future financial obligations related to the Subsidiary except for a $500,000 note payable that Parent would owe to the Acquisition Company. In addition, Parent will issue 79,311,256 shares of its common stock to the Acquisition Company, thereby giving the Acquisition Company ownership of 95% of Parent’s issued and outstanding shares of its common stock immediately after the successful closing of this transaction. In connection with these transactions, Parent’s Board of Directors also authorized an amendment to Parent’s certificate of incorporation to: (1) increase in the number of Parent’s authorized shares of common stock from 100,000,000 to 2,000,000,000, and (2) change Parent’s name. On November 1, 2007, Parent entered into a Securities Exchange Agreement with the Acquisition Company and Family Products LLC which provides for the foregoing transactions, subject to customary closing conditions, including approval by the Company’s stockholders and the amendment of the Company’s certificate of incorporation.  At the time of this filing, the divestiture and the amendment have not been approved by Parent’s stockholders, nor has the amendment been filed with the State of Delaware.  The Company anticipates that this transaction, which is subject to stockholder approval, will be finalized by the end of 2007 or during the first quarter of 2008.

6

Summary of significant accounting policies

The following summary of significant accounting policies used in the preparation of these consolidated financial statements is in accordance with generally accepted accounting principles.

Principles of Consolidation

The consolidated financial statements consist of the accounts of Landbank Group, Inc. and its wholly owned subsidiary Landbank, LLC, a California limited liability company. All material inter-company transactions have been eliminated in consolidation.

Cash and cash equivalents

For purposes of the statement of cash flows, cash equivalents include all highly liquid debt instruments with original maturities of ninety days or less which are not securing any corporate obligations.

Concentration

The Company maintains its cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts.

The Subsidiary maintains certain cash balances with a commercial bank. The Company’s cash balance of $3,618, all of which belonged to the Subsidiary, as of September 30, 2007 was within insured limits.

Inventory

The Company’s inventory consists of land parcels that are purchased for resale purposes, and, except for special circumstances, do not normally remain in inventory for a prolonged period of time. The Company records its inventory at the lower of cost or fair market value at the relevant balance sheet date. The Company reviews its inventory on a quarterly basis in an attempt to (1) identify “problem” properties that may become impaired (difficult or impossible to sell), and (2) identify the financial impact, or impairment, to the recorded cost, or carrying value, of these properties. The Company attempts to measure impairment on an item-by-item basis, but due to practical limitations, the Company also measures impairment for a group of similar/related properties. The Company considers properties to be similar/related if they are from the same subdivision and/or geographic region. For the purpose of this discussion, the term “property” refers to a specific property or a group of similar/related properties.

The Company recognizes inventory impairment at the time it’s incurred, which is at the conclusion of the aforementioned quarterly reviews. Impairment charges, or write-downs to the recorded value of a property, occur when the estimated fair market value (FMV) of a property falls below the recorded, or carrying cost, of the associated property. The estimated FMV of a property is based on the conditions that exist at the relevant balance sheet date, with consideration being given to events after the relevant balance sheet date to the extent that they confirm conditions existing at or before the relevant balance sheet date. The Company’s quarterly inventory impairment reviews require the exercise of judgment and take into consideration all relevant information available to the Company at the time the review is conducted. This periodic comparison of comparable information determines if the value of our properties has become impaired.

In attempting to identify impaired properties, the Company begins by analyzing recent trends in selling prices (EBay, Bid4Assets, real estate agent listings, and the Company’s sales records) to establish the estimated fair market value (FMV) of a property and then compares the estimated FMV to the recorded value of the property to ensure that the estimated FMV has not fallen below the recorded value. Should it be determined that the estimated FMV is less than the recorded value, the Company records the appropriate impairment charge at that time, as it writes down the value of the property to it’s estimated FMV, which does not include any profit/markup.

7

The Company also reviews its properties to identify problems/issues that may reduce a property’s value, such as, but not limited to, zoning issues, right of way issues, and failed perc tests. Any of these problems, and similar problems not previously mentioned, can have an adverse affect on the estimated FMV of a property and necessitate a write down of the recorded value of said property. Should it be determined that such “problem” properties exist, the Company records the appropriate impairment charge at that time, as it writes down the value of the property to it’s estimated FMV, which, as previously mentioned, does not include any profit/markup.

The Company’s return rates (the number of similar properties sold by the Company that have been returned to the Company by the buyer) are also reviewed in an effort to gauge the favorability, or salability, of its properties. The purpose of this review is to attempt to determine if certain properties (1) are not in favor with our Customer base, (2) are over priced, (3) the particular market for that property is saturated, or (4) are problem properties for some reason unknown to the Company. Should it be determined that certain properties are experiencing abnormally high return rates and may be difficult to sell at an estimated FMV above their recorded cost, the Company will record the appropriate impairment charge at that time, as it writes down the value of the property to it’s estimated FMV.

 The Company’s impairment analysis is predicated on establishing an accurate estimate of a property’s FMV. This estimate of FMV is based on the analysis of known trends, demands, commitments, events and uncertainties. As previously stated, the Company reviews all relevant information at its disposal at the time its impairment analysis is being performed, and uses that data to assess what impairment charges, if any, have been incurred. However, estimated FMV can be difficult to establish and is contingent on market conditions, such as, but not limited to, supply and demand, local and national economic factors, and interest rates. Any change in these market conditions, and similar conditions not previously mentioned, could have a material impact on estimated FMV, and, therefore, future inventory impairment charges incurred by the Company. Since there is not always a readily available source for land values, the weight of all measures, as described above, are considered by management in its impairment analysis. As of September 30, 2007, the inventory was $2,854,874.

Income taxes

Income taxes are accounted for in accordance with FASB-109 - Accounting for Income Taxes. Deferred taxes represent the expected future tax consequences when the reported amounts of assets and liabilities are recovered or paid. They arise from differences between the financial reporting and tax bases of assets and liabilities and are adjusted for changes in tax laws and tax rates when those changes are enacted. The provision for income taxes represents the total of income taxes paid, or payable, for the current year, plus the change in deferred taxes during the year.

Use of estimates

The process of preparing consolidated financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

Recognition of revenue and expenses

The Company follows FASB 66 - Accounting for Sales of Real Estate. Substantially all of the Company’s land sales are all-cash transactions. The Company also had a small, insignificant number of financing transactions through September 30, 2007. Because the Company’s policy for the all-cash transactions is to allow the buyer 60 days to rescind his real estate purchase, and because the Company does not issue the deed of trust on a financing sale until the note is paid in full, the deposit method of accounting is used. Under the deposit method, revenues and their related expenses, including inventory, are not recognized until the end of the buyer’s 60-day rescission period, for the all-cash sales, and at the time the note is paid in full for the financing transaction (also see note 7).

Issuance of shares for service

The Company accounts for the issuance of equity instruments to acquire goods and services based on the fair value of the goods and services or the fair value of the equity instrument at the time of issuance, whichever is more reliably measurable.

8

Segment reporting

Statement of Financial Accounting Standards No. 131 ("SFAS 131"), "Disclosure about Segments of an Enterprise and Related Information" requires use of the "management approach" model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company. SFAS 131 has no effect on the Company's financial statements as substantially all of the Company's operations are conducted in one industry segment.

Recent pronouncements

In September 2006, FASB issued SFAS 157 ‘Fair Value Measurements’.  This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements.  However, for some entities, the application of this Statement will change current practice.  This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The management is currently evaluating the effect of this pronouncement on the consolidated financial statements.

In September 2006, FASB issued SFAS 158 ‘Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans—an amendment of FASB Statements No. 87, 88, 106, and 132(R)’ This Statement improves financial reporting by requiring an employer to recognize the over funded or under funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. However, an employer without publicly traded equity securities is required to disclose the following information in the notes to financial statements for a fiscal year ending after December 15, 2006, but before June 16, 2007, unless it has applied the recognition provisions of this Statement in preparing those financial statements:

1.        A brief description of the provisions of this Statement
2.        The date that adoption is required
3.        The date the employer plans to adopt the recognition provisions of this Statement, if earlier.

The requirement to measure plan assets and benefit obligations as of the date of the employer’s fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008. The management is currently evaluating the effect of this pronouncement on the consolidated financial statements.

In February 2007, FASB issued FASB Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities. FAS 159 is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted subject to specific requirements outlined in the new Statement. Therefore, calendar-year companies may be able to adopt FAS 159 for their first quarter 2007 financial statements.

The new Statement allows entities to choose, at specified election dates, to measure eligible financial assets and liabilities at fair value that are not otherwise required to be measured at fair value. If a company elects the fair value option for an eligible item, changes in that item's fair value in subsequent reporting periods must be recognized in current earnings. FAS 159 also establishes presentation and disclosure requirements designed to draw comparison between entities that elect different measurement attributes for similar assets and liabilities.

9

2.  Acquisition of Landbank, LLC

On January 26, 2006, Landbank Group, Inc. acquired all of the membership interests in Landbank, LLC in exchange for the transfer, by certain members of the previous management, of an aggregate of 8,200,002 shares of Landbank Group, Inc.’s stock (post-split), in exchange for which such members of previous management received Landbank Group, Inc.’s former wholly-owned subsidiary, iStorage Networks Group, Inc., and $140,000 in cash.

3.  Prepaid Expenses

The Subsidiary had prepaid expenses totaling $40,292 as of September 30, 2007, which consisted of rent, insurance, legal retainers and prepaid royalties to an affiliated company (see note 10). Prepaid rent represents both the last monthly rent payment due on the Subsidiary’s office in Alameda, California as well as the October 2007 rent. Prepaid insurance relates to both the Subsidiary’s general liability insurance policy and the Company’s directors & officers insurance policy, both of which are expensed over the one-year term of the policies. The Subsidiary pays for both the Company’s directors & officers insurance policy and its audit/review fees and allocates these expenses back the Company.

The following table details the Subsidiary’s prepaid expenses as of September 30, 2007:

As of 9/30/07
Rent	$4,663
Insurance	5,495
Legal retainers	8,150
Prepaid royalties	14,484
Other	7,500
$40,292

4. Property & Equipment

As of September 30, 2007, the Subsidiary had net property and equipment totaling $6,933, which consisted of computers and related computer hardware. These assets were purchased for use in the Subsidiary’s Alameda office and were put into service in February 2007. These assets were recorded at their cost of $20,789, which included the purchase price, tax, and freight. The Subsidiary is expensing these assets over a twelve (12) month period beginning February 2007, with the monthly depreciation totaling $1,732. During the nine month period ended September 30, 2007, the Subsidiary recorded depreciation expense of $13,856, with one-half of that amount allocated to an affiliate who shares the Alameda office with the Subsidiary. For the nine months ended September 30, 2007, the Subsidiary’s net depreciation expense was $6,928.

5. Accounts Payable & Accrued Expenses

The Subsidiary had accounts payable, which consist of normal expenses incurred during the course of business, totaling $273,847 as of September 30, 2007, with seven vendors accounting for $224,729 of the total. In regard to those seven vendors, $108,757 was owed to the Subsidiary’s outside attorneys, $95,972 was owed to three property owners associations and one county tax agency, and $20,000 was owed to an independent third-party consulting company (see note 11).

10

The Subsidiary had accrued expenses totaling $94,532 as of September 30, 2007, which consisted of the following:

Accrued payroll	$54,496
Accrued legal & professional fees	31,350
Accrued quarterly review fees	7,500
Accrued insurance	1,186
Total	$94,532

6.  Due to/from related parties

The Subsidiary has amounts due to various related parties that are former directors and companies related through common ownership. These amounts are unsecured, have no stated rates of interest, and have no maturity dates. Interest expense has been imputed on amounts due to related companies using a per annum rate of eight percent (8%). As of September 30, 2007, the Subsidiary had $3,110,031 due to related parties. Interest expense to related parties for the nine month periods ended September 30, 2007 and 2006 was $123,042 and $90,442, respectively.

On September 20, 2007, John Beck’s Amazing Profits, LLC (“JBAP”), Mentoring of America, LLC (“MOA”), HG, Inc. (“HGI”), HG Marketing, LLC (“HGM”), and Family Products, LLC (“FP”), entered into a Contribution Agreement (“Contribution Agreement”) with Landbank Acquisition, LLC, a private entity owned 100% by former directors, officers, and principal stockholders of the Company. Pursuant to the terms of the Contribution Agreement, JBAP, MOA, HGI, HGM, and FP assigned their respective interests in the notes payable due to them from Landbank, LLC to Landbank Acquisition, LLC in return for membership interests in Landbank Acquisition, LLC. At the time of assignment, these notes totaled $3,032,657.47 and consisted of the principal and interest owed to the affiliates as of August 31, 2007. The assigned notes accrue interest at the rate of 8% per annum, are payable on demand, and had a total amount owed of $3,052,943 as of September 30, 2007 (see table below). As of September 30, 2007, Landbank Acquisition, LLC owned 55% of the Company’s issued and outstanding shares of common stock.

The following table details the amounts owed to affiliates:

	Principal	Interest	Total
Landbank Acquisition, LLC (formerly owed to JBAP)	$534,424	$-	$534,424
Landbank Acquisition, LLC (formerly owed to MOA)	47,900	9,623	57,523
Landbank Acquisition, LLC (formerly owed to HGI)	1,789,372	195,989	1,985,361
Landbank Acquisition, LLC (formerly owed to HGM)	382,606	90,636	473,242
Landbank Acquisition, LLC (formerly owed to FP)	-	2,393	2,393
Joyce Beck	32,400	-	32,400
Gaytan, Baumblatt, Leevan	24,688	-	24,688
	$2,811,390	$298,641	$3,110,031

Gaytan, Baumblatt, & Leevan is an accounting firm owned by Ray Gaytan, a Director of the Company (see note 10). Joyce Beck is the wife of John Beck, a former Director of the Company, and the funds owed to her by the Subsidiary were for the reimbursement of expenses incurred by Mrs. Beck on behalf of the Subsidiary.

7.  Deferred revenue under the deposit method

The Subsidiary, follows FASB 66 - Accounting for Sales of Real Estate (see note 1), and due to the Subsidiary‘s 60-day refund policy, all sales transactions, and their related direct expenses, are not recognized until after the expiration of the buyer’s 60-day rescission period. As of September 30, 2007, the Subsidiary‘s deferred revenue totaled $300,633 with related direct costs totaling $209,225, of which $194,741 was land costs and $14,484 was prepaid royalties to a related party (see note 10).

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8.  Loans Payable

In August 2005, the Subsidiary, purchased certain sections of land in Pershing County, Nevada subject to loans from Western Title Company. Each of the 18 sections of land secures their respective loan. The loans bear interest at 10% per annum and mature September 1, 2015, unless the corresponding real estate is sold sooner, in which case, the loan must be repaid.

During the nine month period ended September 30, 2007, the Subsidiary made total principal payments of $50,576 and interest payments of $37,377. In September 2007, the Subsidiary repaid $21,480 as payment in full for one of the 18 loans that was outstanding as of June 30, 2007. The payment was made so the Subsidiary could begin selling the property that was securing that particular loan.

The scheduled principal payments on these notes are as follows:

Years ended
September 30,

2008	$40,367
2009	44,594
2010	49,263
2011	54,422
2012	60,120
Thereafter	213,539

Total	462,305
Current portion	40,367

Long-term portion	$421,938

9.  Stockholders’ Deficit

Common Stock Issued

The Company issued 93,333 shares of its common stock, par value $0.0001 per share, to Aurelius Consulting Group/Red Chip Companies (see note 11) on April 4, 2007 as payment in full for services valued at $84,000 which was recorded as accrued expense as of December 31, 2006. The total number of shares of the Company’s common stock issued and outstanding immediately after the issuance of the 93,333 shares was 9,928,664.

The Company did not issue any shares of its common stock during the three-month period ended September 30, 2007.

10.  Related-party transactions

The Subsidiary pays a royalty to a related company equal to 35% of gross profit received by the Subsidiary on each all-cash sale generated by leads provided by that related company. Gross profit is defined as land sale revenue reduced by inventory cost, sales commissions, credit card merchant fees, and deed of trust transfer costs. The related company is Landbank Acquisition, LLC, a private entity owned 100% by former directors, officers, and principal stockholders of the Company.  John Beck, a former director of the Company and currently a principal stockholder of the Company, receives a profit participation of 50% of the royalty payments received by one of the related companies, pursuant to its royalty agreement with the Subsidiary, for his services to that related company. During the nine month periods ended September 30, 2007 and 2006, the Subsidiary recorded royalty expense to related parties of $183,969 and $485,426, respectively.

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On September 12, 2007, the Company terminated its agreement with Investment Capital Researchers, Inc. (“ICR”), a Company owned by Stephen Weber, a former member of the Company’s Board of Directors. Pursuant to the termination agreement, ICR will keep the 200,000 shares (post-split) of the Company’s common stock that it was issued on June 30, 2006 but will not be entitled to any future compensation of any nature. In return, the Company has relieved ICR of any future obligations relating to the original agreement dated August 1, 2005 and amended on June 27, 2006. Pursuant to the original agreement, ICR received 200,000 shares (post-split) of the Company’s common stock on June 30, 2006 and was to receive an additional 200,000 shares of the Company’s common stock (post-split) upon the achievement of specified milestones. All shares issued pursuant to this agreement were to be restricted securities. The 200,000 shares issued on June 30, 2006 were valued at $120,000 based on fair value of the shares at the time of issuance. The Company expensed the entire $120,000 as non-cash consulting fees during the six month period ended June 30, 2006,

The Company shares its principal office in Van Nuys and its offices in both American Fork and Alameda with related parties. The Company does not pay rent for its Van Nuys and American Fork facilities, but, if it were required to pay rent on these facilities, the Company estimates the combined monthly rent value being approximately $1,200, which the Company deems as not material. The related parties are companies owned and controlled by Doug Gravink and Gary Hewitt, both of whom are former directors and officers of the company and former principal stockholders of the Company. The Company's office in Phoenix, Arizona is subleased from a related company that is also owned by Doug Gravink and Gary Hewitt. Under the terms of the sublease arrangement, the Company pays a pro rata share of the rent paid by the related company, based upon the portion of the space occupied by the Company. During the nine month periods ended September 30, 2007 and 2006, the Subsidiary recorded related party rent expense totaling $16,668 and $16,663, respectively.

On December 22, 2006, the Subsidiary entered into a lease for approximately 1,200 square feet of office space in Alameda, California. The lease is for a term of twenty-five (25) months, commencing January 1, 2007. Per the terms of the lease, the first month is rent-free, with a base rent of $2,295 per month for months two (2) through twelve (12) and $2,366 per month for months thirteen (13) through twenty-five (25). The Subsidiary is also responsible for paying its pro-rated share of certain expenses, such as property taxes. The monthly rent and related expenses for the Alameda office are to be allocated to both the Subsidiary and its affiliate, Mentoring of America, LLC (“MAC”), with each company paying 50% of the expenses associated with maintaining this office.

The following table details the Subsidiary’s rent expense commitments per the terms of the applicable lease agreements. The Subsidiary’s lease for its Arizona office expires in January 2008, while the lease for its Alameda office expires in January 2009. These two leases represent the only office leases currently entered into by the Subsidiary.

	2007	2008	2009
Arizona Office	$22,224	$1,852	$-

Alameda Office	12,623	14,196	1,183

Total	$34,847	$16,048	$1,183

A director of the Company has, through his accounting firm, provided accounting service to the Subsidiary. The Subsidiary recorded related party accounting expense totaling $5,383 during the nine month period ended September 30, 2007. The Subsidiary incurred $104,650 in related party accounting expense during the same period in fiscal year 2006.

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11. Commitments

Consulting Agreement with Independent Third Parties

On September 12, 2007, the Company terminated its agreement with two (2) independent consultants (“the consultants”), with the termination agreement allowing the consultants to keep all cash compensation received from the Company as well as the 400,000 shares (post-split) of the Company’s common stock that was issued to them in June 2006. Per the terms of the original agreement, the Company paid the consultants $180,000 cash, payable in nine (9) monthly installments of $20,000 each, commencing on September 1, 2005. On May 10, 2006, the parties amended the original agreement to include compensation for any funds directly raised by the consultants. Under terms of the amended agreement, the consultants were to receive 800,000 shares of the Company’s common stock (post-split), par value $0.0001, with 400,000 shares to be issued on June 30, 2006 and the remaining 400,000 shares issued upon the achievement of specified milestones. On June 30, 2006, the Company issued 400,000 shares (post-split) of its common stock to the consultants, valuing these shares at $240,000 based on fair value of the shares at the time of issuance. The Company expensed the entire $240,000 as professional fees during the six months ended June 30, 2006. In return, the consultants (1) assisted the Company in locating a publicly-traded shell company and negotiating its merger with Landbank Group, LLC and (2) agreed to assist the Company in its capital raise. Upon termination of this agreement, all obligations of each party have been extinguished.

Agreement with Gemini Valuation Services, LLC

On September 25, 2007, the Company signed an engagement letter with Gemini Valuation Services, LLC (“Gemini”), an independent third-party, to provide a fairness opinion related to the Company’s proposed plan to sell the Subsidiary to a private entity owned 100% by former directors, officers, and principal stockholders of the Company. Per the terms of the engagement letter, Gemini would review all aspects of both the Company’s and Subsidiary’s financial activities and business model, as well as the proposed transaction, and provide the Company with its opinion regarding the fairness of the proposed transaction. In consideration for their services, Gemini would be paid $40,000 cash, with $20,000 having been paid by the Subsidiary in September 2007 and the remaining $20,000 due upon completion of Gemini’s fairness opinion. The Subsidiary recorded the entire $40,000 expense as professional fees during the three-month period ended September 30, 2007. The unpaid balance of $20,000 is included in the Subsidiary’s accounts payable balance as of September 30, 2007.

12.  Options Granted to Directors and Officers

On August 10, 2007, the Company terminated all of its option grants, which consisted of grants to four (4) of the Company’s five (5) Board members and its Chief Financial Officer. At the time of termination, none of the options had been exercised and the Company had recorded $55,570 as compensation expense relating to these options, of which $25,934 was recorded in fiscal year 2006 and the remaining $29,636 during the nine months ended September 30, 2007. Upon the termination of these options, the Company (1) will no longer be recording any compensation expense relating to these options, and (2) has no other option and/or warrants of any kind outstanding.

The following information pertains to the above-mentioned options that were terminated on August 10, 2007:

On November 2, 2006, the Board of Directors adopted, by written consent, the 2006 Stock Incentive Plan (“the Plan”). On November 9, 2006, the adoption of the Plan was approved and ratified by written consent signed by the holders of a majority of the Company’s stock. Per the terms of the Plan, the Company is authorized to reserve 3,000,000 shares of the Company’s authorized and unissued shares of common stock for issuance pursuant to the Plan.

On March 13, 2007, the Company granted an option to its Chief Financial Officer (“CFO”) to purchase 100,000 shares of the Company’s common stock at an exercise price of $0.02 per share. The option vests over a four (4) year period, with 25 % vesting of the shares vesting on March 12, 2008 and the remaining shares vesting at 1/48th per month thereafter until the option is vested and exercisable with respect to 100% of the shares. The term of the option is ten (10) years, with an expiration date of March 12, 2017. The option grant was valued at $2,000 as of the date of grant using the Black-Sholes option pricing model in accordance with FAS 123R using the following assumptions: volatility of 646.99%, Wall Street Journal prime interest rate of 8.25%, zero dividend yield, and an expected life of four (4) years. The Company expensed the entire $2,000 value of the option during the three month period ended March 31, 2007.

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On December 28, 2006, the Company granted options to two of its Directors, one of whom is the Company’s Chief Executive Officer and the other the President, in consideration of their service as Directors of the company. Each Director was granted an option to purchase 100,000 shares of common stock at an exercise price of $0.12 per share, the fair value of the Company’s common stock on the date of grant, in consideration of their service as a director of the company. Each option grant was valued at $11,681 as of the date of grant using the Black-Sholes option pricing model in accordance with FAS 123R using the following assumptions: volatility of 191.06%, risk free interest rate of 4.69%, dividend yield of zero, and expected life of five (5) years. Each of the options vests as follows: 50% of the shares subject to each option will vest upon achievement of a specified performance goal related to the Company’s stock price and the remainder will vest on a quarterly basis thereafter at a rate of 25% per quarter. The options will not vest and the options will expire in the event that the performance goal is not achieved within the timeframe specified by the goal. The term of the option, and the implied service condition, is one year from the date of grant, so the Company began expensing the value of these options, $1,948 per month ($974 per option), over the twelve-month term beginning in December 2006. Accordingly, the Company recorded $11,688 in expense relating to these option grants during the six month period ended June 30, 2007.

On November 9, 2006, the Company granted options to each of its two independent directors to acquire 1,200,000 shares (600,000 shares per director) of the Company’s common stock pursuant to the Plan. Each option grant was valued at $59,963 ($119,926 in the aggregate) as of the date of grant using the Black-Sholes option pricing model in accordance with FAS 123R using the following assumptions: volatility of 125.95%, risk free interest rate of 4.60%, dividend yield of zero, and expected life of five (5) years. The options vest as follows: 20% of the shares subject to each option vested on December 31, 2006 and 20% of the shares subject to each option vest each year thereafter. During the year ended December 31, 2006, the Company recorded $23,986 of compensation based on the fair value method under FAS 123R and is expensing the remaining value of the options at the rate of $2,000 per month until the entire $119,926 has been expensed. The Company expensed $12,000 in relation to these options during the six month period ended June 30, 2007.

The Company adopted SFAS No. 123-R effective November 1, 2006 using the modified prospective method. Under this transition method, stock compensation expense recognized in the year ended December 31, 2006 includes compensation expense for all stock-based compensation awards granted on or after November 1, 2006, based on the grant-date fair value estimated in accordance with the provisions of SFAS No. 123-R.

13. Subsequent Events

Securities Exchange Agreement

On November 1, 2007, Landbank Group, Inc. (”Parent”) entered into a Securities Exchange Agreement (the “Securities Exchange Agreement”) with Landbank Acquisition, LLC (“Acquisition Company”). Family Products, LLC, a member of Acquisition Company, also is a party to the Securities Exchange Agreement for the limited purpose of providing indemnification to the Company thereunder.

The Securities Exchange Agreement calls for the following transactions (the “Transactions”) to occur at the closing:  (1) Parent to transfer ownership of Landbank LLC, its operating subsidiary (“the Subsidiary”), to Acquisition Company (the “LLC Transfer”), (2) Parent to issue 79,311,256 new shares to Acquisition Company to increase Acquisition Company’s current equity holdings in Parent of approximately fifty-five percent (55%) to approximately ninety-five percent (95%) (the “Share Issuance”), (3) Acquisition Company to provide full indemnity to Parent for the Subsidiary’s prior operations and liabilities, (4) the Subsidiary to assign $500,000 in debt to Parent owed to Acquisition Company, (5) the Subsidiary to retain approximately $500,000 in debt owed to third parties and approximately $2.5 million in debt owed to Acquisition Company, and (6) Parent to retain approximately $5,000 in cash for Parent’s working capital.

The consummation of the Transactions is subject to the receipt of customary closing conditions, including approval of the LLC Transfer by the Parent’s stockholders and the amendment of Parent’s certificate of incorporation to change the name of Parent and to increase the number of authorized shares of Common Stock from 100,000,000 to 2,000,000,000.

Acquisition Company and Parent have also agreed to enter into a Registration Rights Agreement between them at the closing (the “Registration Rights Agreement”) pursuant to which the Acquisition Company will receive certain demand and piggyback registration rights with respect to the shares received in the Share Issuance. The Securities Exchange Agreement may be terminated with the written consent of Parent and Acquisition Company.  Subject to satisfaction of such closing conditions, the Transactions are expected to close by the end of 2007 or during the first quarter of 2008.

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The  Securities Exchange Agreement and the Transactions were approved unanimously by the Parent’s Board of Directors on October 26, 2007.  In connection with these transactions, Parent’s Board of Directors also authorized an amendment to Parent’s certificate of incorporation to: (1) increase in the number of Parent’s authorized shares of common stock from 100,000,000 to 2,000,000,000, and (2) change Parent’s name. At the time of this filing, the divestiture and the amendment have not been approved by Parent’s stockholders, nor has the amendment been filed with the State of Delaware.

The Company’s goal is to divest itself of its money-losing Subsidiary and thereby free itself of all financial obligations relating to the Subsidiary. Upon successful completion of the Transactions, the Company would have no operating activities, minimal on-going financial obligations except for a $500,000 note payable, and the freedom to pursue new business opportunities. The Company anticipates that this transaction will be finalized by the end of 2007 or during the first quarter of 2008.

14. Going Concern

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles which contemplate continuation of the company as a going concern. However, the Company and the Subsidiary have an accumulated deficit of $1,849,868 as of September 30, 2007, including a net loss of $733,171 for the nine month period ended September 30, 2007. The total liabilities of both the Company and the Subsidiary exceeded their total assets by $1,335,631 as of September 30, 2007. In view of the matters described above, recoverability of a major portion of the recorded asset amounts shown in the accompanying consolidated balance sheet is dependent upon continued operations of both the Company and the Subsidiary, which in turn is dependent upon the Company’s and/or Subsidiary’s ability to raise additional capital, obtain financing and succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company and/or Subsidiary be unable to continue as a going concern.

On October 26, 2007, Parent’s Board of Directors voted unanimously to approve the proposed divesture of the Subsidiary.  Per the terms of the proposed transaction, Parent would divest itself of the Subsidiary to the Acquisition Company. In return for receiving 100% ownership of the Subsidiary, Subsidiary, the Acquisition Company and Family Products LLC (a member of the Acquisition Company) would indemnify Parent against any, and all, past, present, and future financial obligations related to the Subsidiary except for a $500,000 note payable that Parent would owe to the Subsidiary. In addition, Parent will issue 79,311,256 shares of its common stock to the Acquisition Company, thereby giving the Acquisition Company ownership of 95% of Parent’s issued and outstanding shares of its common stock immediately after the successful closing of this transaction.

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ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2007

The following discussion of our financial condition and results of operations should be read in conjunction with our financial statements and the notes to those statements included elsewhere in this Form 10-QSB filing. In addition to the historical financial information, the following discussion and analysis contains forward-looking statements that involve risks and uncertainties. Our actual results may differ materially from those anticipated in these forward-looking statements as a result of certain factors, including those set forth under "Risk Factors" and elsewhere in this Form 10-QSB filing.

For the purpose of this discussion regarding the financial condition and results of operations for both Landbank Group, Inc. and its operating subsidiary, Landbank, LLC (“the Subsidiary”), it is to be assumed that the “the Company” refers to Landbank Group, Inc. while “the Subsidiary” refers to Landbank, LLC unless otherwise noted.

The Company acquired Landbank, LLC and its real property operations in January 2006. Concurrent with this acquisition, there was also a change in management and principal ownership of the Company. Prior to its acquisition of Landbank, LLC, the Company was engaged, through its former operating subsidiary, iStorage Networks, Inc (iSNG), in the development of computer network storage solutions. From 1999 through November 2004, the Company was dormant, with no operations. It was only during the period from November 2004 to December 2005 that the Company, as iSNG, was operational. Landbank, LLC had only a limited operating history prior to being acquired by the Company, commencing operations in the second quarter of 2005 and had no operations, assets or liabilities as of December 31, 2004.

Since January 2006, the Company, through its operating subsidiary, Landbank, LLC, has been engaged solely in the business of acquiring parcels of land in bulk, primarily through the real property tax lien foreclosure process, and then reselling the land as individual parcels. The Company’s business is asset intensive. Since the business is predicated on identifying, repackaging, and selling properties, long-term investment decisions do not play a significant role. Interest rate trends do not necessarily impact the Company’s business; as such rates tend to produce a canceling effect in terms of both the purchase and the resale prices.

On September 20, 2007, Doug Gravink and Gary Hewitt, both of whom are former directors and officers of the Company and principal stockholders of the Company, entered into a Contribution Agreement (the “Contribution Agreement”) with Landbank Acquisition, LLC. Pursuant to the Contribution Agreement, Gravink and Hewitt each contributed 2,733,334 shares of the Company’s common stock to Landbank Acquisition, LLC in exchange for membership interests in Landbank Acquisition, LLC. Upon completion of the contribution transaction, Landbank Acquisition, LLC held a total of 5,466,668 shares of the Company’s common stock directly, or approximately 55.1% of the Company’s issued and outstanding shares.  Gravink and Hewitt each hold a 50% beneficial ownership interest in Landbank Acquisition, LLC through their direct holdings and indirect ownership of their affiliated entities, which are also members of Landbank Acquisition, LLC. Gravink served as our Chief Executive Officer and Hewitt served as our President and Secretary until they each resigned on September 24, 2007.

On September 24, 2007, the Company appointed Eric Stoppenhagen as Interim President and Secretary of the Company to fill the vacancies created upon the resignations of Gravink and Hewitt.  Additionally, Mr. Stoppenhagen was also appointed Interim Chief Financial Officer of the Company effective November 15, 2007 in light of the current Chief Financial Officer’s resignation, which is effective November 15, 2007. On September 27, 2007, the Company entered into a Consulting Agreement with Venor, Inc. (“Venor”), a company owned by Mr. Stoppenhagen.  Under the terms of the consulting agreement, Venor will perform certain consulting services for the Company with respect to, among other things, the provision of executive services (including, without limitation, the services of Mr. Stoppenhagen, the Company's Interim President and Secretary) for a period of six months.  The Company will pay Venor a $5,000.00 monthly fee for certain of the services to be provided, with additional services to be billed at an hourly rate.

On October 26, 2007, the Company’s Board of Directors voted unanimously to approve the proposed divesture of the Subsidiary.  Per the terms of the proposed transaction, the Company would divest itself of the Subsidiary to a private company (“the Acquisition Company”) owned 100% by former directors, officers, and principal stockholders of the Company. In return for receiving 100% ownership of the Subsidiary, the Subsidiary, the Acquisition Company, and Family Products LLC (a member of the Acquisition Company) would indemnify the Company against any, and all, past, present, and future financial obligations related to the Subsidiary except for a $500,000 note payable that the Company would owe to the Acquisition Company. In addition, the Company will issue 79,311,256 shares of its common stock to the Acquisition Company, thereby giving the Acquisition Company ownership of 95% of the Company’s issued and outstanding shares of its common stock immediately after the successful closing of this transaction.  On November 1, 2007 the Company entered into a Securities Exchange Agreement with the Acquisition Company and Family Products LLC which provides for the foregoing transactions subject to customary closing conditions, including approval of the divestiture by the Company’s stockholders and the amendment of the Company’s certificate of incorporation (i) to change the Company’s name and (ii) to increase the number of authorized shares of Common Stock from 100,000,000 to 2,000,000,000.

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The Company’s goal is to divest itself of its money-losing Subsidiary and thereby free itself of all financial obligations relating to the Subsidiary. Upon successful completion of the proposed transaction, the Company would have no operating activities, minimal on-going financial obligations except for a $500,000 note payable, and the freedom to pursue new business opportunities. The Company anticipates that this transaction, which is subject to stockholder approval, will be finalized by the end of 2007 or during the first quarter of 2008.

The Subsidiary currently has operations in ten states, and has also acquired properties in Mexico. The Subsidiary is not dependent on any single customer and no customer represents over 10% of its total revenues.

The objective of the Subsidiary in its current line of business is to achieve and sustain a manageable growth rate that will enable it to become a market leader in its field. Management believes that this objective can be achieved by expanding the Subsidiary’s “direct to consumer” marketing efforts, developing networking responsiveness to assess buyer satisfaction, and dedicating additional resources to acquisition efforts. To date, marketing efforts have indicated that customers who buy may have a recurring need to buy for investment and/or resale purposes. Consequently, each customer represents the potential for multiple sales. The Subsidiary’s ability to achieve its objectives is dependent on its cash flow from operations, which currently is not sufficient to meet its financial obligations. The Subsidiary must improve its cash flow by either increasing sales of its existing inventory or through the additional borrowing of funds from its affiliates, or a combination of the two. The Subsidiary cannot offer any assurances that it will be able to sell enough inventory, in a timely manner, to satisfy its financial obligations. In addition, the Subsidiary cannot offer any assurances that it will be able to secure additional financing from its affiliates. Should the Subsidiary be unable to generate sufficient cash through the sale of its existing inventory or through additional loans from its affiliates, the Subsidiary may be forced to significantly curtail its current operations or cease operations altogether. The Subsidiary is not currently pursuing any outside financing from independent third parties with whom it has no affiliation.

The Subsidiary finances its operations by loans from affiliated companies and revenues generated from operations. From the commencement of operations in the second quarter of 2005 through September 30, 2007, the Subsidiary had net borrowings from its affiliates, including accrued interest, of $3,110,031 and net recognized revenues totaling $7,563,080, of which $1,986,101 was gross profit, which is defined as revenue less the cost of the land, processing fees, merchant fees, dues and taxes, and royalties. The Subsidiary derives revenue solely from the sale of the properties that it acquires.

The Subsidiary incurs the following costs of revenue:

Operating Expenses

Sales and Marketing Expense: The Subsidiary’s sales and marketing expenses, excluding royalty agreements, consist primarily of personnel costs for its sales and marketing staff, travel and lodging, marketing programs, allocated facilities, and other related overhead. The Subsidiary no longer pays commissions on the sale of its properties.

Acquisition Team: The Subsidiary has a team of four (4) acquisition specialists responsible for identifying and acquiring suitable properties. Expenses consist primarily of personnel costs for team members, purchase commissions, travel and lodging, and other related overhead. The Subsidiary pays commissions only upon completion of the purchase transaction, including transfer of the deed.

General and Administrative Expenses: The Subsidiary’s general and administrative expenses consist of personnel costs for executives and staff (finance/accounting and human resources), as well as costs relating to travel and lodging, accounting/audit services, legal and other professional services, and other costs incurred during the normal course of operations.

Acquisition Costs: To date the Subsidiary has acquired all of its properties, with the exception of certain parcels in Nevada, for cash. The average cost of properties that it acquires varies depending on the size, location and other specific characteristics of each property.

Income Taxes: The Subsidiary’s income tax expense includes the tax obligations for the multiple tax jurisdictions in which it operates. Income tax expense is affected by the profitability of our operations in the jurisdictions in which we operate, the applicable tax rate for these jurisdictions, and our tax policies. The Subsidiary makes significant estimates in determining its income tax expense. If its actual amounts differ from these estimates, its provision for income taxes could be materially impacted.

Royalty payment: The Subsidiary derives a significant number of customers from databases developed by certain of its affiliates. Pursuant to royalty agreements, it pays a royalty to these affiliates equal to 35% of gross profits (less acquisition costs) earned on any cash sale of a property to a customer referred to it under these royalty agreements. The Subsidiary’s ability to draw on these customer databases significantly reduces its direct sales and marketing expenses. In the future, the Subsidiary intends to continue to make use of its affiliate databases, but also hopes to develop other distribution methods, particularly where the Subsidiary acquires a significant number of lots in one area.

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COMPARISON OF THE THREE AND NINE MONTH PERIODS ENDED SEPTEMBER 30, 2007 AND 2006

The following discussion/analysis regarding revenue, cost of goods sold, and gross profit refers only to the Subsidiary.  Landbank Group, Inc. had no revenue, no cost of goods sold, and no gross profit.

Results of Operations

Net revenue for the three month period ended September 30, 2007 was $190,204, which represents a decrease of $916,693, or 82.8%, from the $1,106,897 recorded during the same period in fiscal year 2006. The decrease in net revenue was the direct result of the Subsidiary’s closing of its Arizona sales office, which resulted in a significant decrease in both sales volume and net revenue. The Subsidiary sold 155 properties during the current three month period, a decrease of 313, or 66.9%, from the 468 properties sold during the same three month period in fiscal year 2006. The average per property selling price was $1,227 during the current three-month period, which represents a decrease of $1,138, or 48.1%, per property as compared to the $2,365 average sales price during the same three-month period in fiscal year 2006. The decrease in the average selling price is attributable to several factors, including, but not limited to, general overall market conditions, the quality of the properties sold, and the size of the properties sold.

During the nine-month period ended September 30, 2007, net revenue totaled $1,742,501, a decrease of $1,591,479, or 47.7%, from the $3,333,980 recorded during the same period in fiscal year 2006. The Subsidiary sold 916 properties during the nine-months ended September 30, 2007, a decrease of 1,274 units, or 58.2%, from the 2,190 properties sold during the same nine-month period last year. The average selling price during the current nine-month period was $1,902 per property, an increase of $380 per property, or 25.0%, from the $1,522 average selling price during the same period last year. The increase in average selling price was driven by the improved quality, and larger size, of the properties sold during the early part of fiscal year 2007. Since then, the average selling price of the properties sold by the Subsidiary have been adversely affected by general market/economic conditions, the size of the properties sold, and the overall quality of the properties sold. In reference to the size of properties sold, the Subsidiary sold several 40-acre parcels earlier in fiscal year 2007, each of which carried a sales price upwards of $10,000 per property. The sale of these types of properties can, and did, affect the average selling price of the properties sold.

As previously stated, the Subsidiary is struggling with its inability to acquire a diversified portfolio of properties that would allow it to continue selling in volume without flooding, or saturating, a particular market, and/or geographic location, and depressing property values in the process. The Subsidiary is constantly trying to manage revenue/volume growth while also trying to protect its markets from becoming flooded, or saturated, with properties available for sale, which may depress property values and adversely affect the ability of its Customers to resell their properties at a profit. During the three month period ended June 30, 2007, the Subsidiary closed its sales office in Arizona and stopped selling properties in volume due to its lack of diversified real estate holdings. The Subsidiary is currently working to acquire additional properties and diversify its real estate holdings, but there can be no assurance that it will be successful, and therefore, no assurance that it will begin selling properties in volume again.

The following table details the number of properties sold, the state in which the properties sold were located, and the net revenue generated by the properties sold for both the three and nine-month periods ended September 30, 2007 and 2006:

	As of September 30, 2007				As of September 30, 2006
	3-Months		9-Months		3-Months		9-Months
	Properties Sold	Revenue (000)	Properties Sold	Revenue (000)	Properties Sold	Revenue (000)	Properties Sold	Revenue (000)
Arizona	7	$8.0	38	$54.2	-	$-	-	$-
Colorado	1	8.8	9	98.3	8	146.2	10	166.9
Florida	1	7.1	2	7.6	16	117.4	16	117.4
Michigan	-	-	8	12.8	-	-	-	-
New Mexico	7	15.4	28	58.3	46	167.2	46	167.2
Oklahoma	2	1.1	28	22.9	81	91.6	421	592.3
Pennsylvania	(8)	(17.7)	266	684.5	136	351.9	280	550.5
Texas	145	167.5	537	803.9	181	232.6	1,417	1,739.7
	155	$190.2	916	$1,742.5	468	$1,106.9	2,190	$3,334.0

19

Cost of goods sold during the three-month period ended September 30, 2007 totaled $178,329, a decrease of $595,468, or 77.0%, from the $773,797 incurred during the same period in fiscal year 2006. The average cost of a property sold during the current three-month period was $1,150, a decrease of $503, or 30.4%, from the per property average of $1,653 during the same period in fiscal year 2006. As a percentage of the average selling price, the average property cost in the current quarter was 93.7% as compared to 69.9% during the same period in 2006. The significant increase in the average property cost, as measured as a percentage of the average sales price, is due primarily to general market conditions, which have adversely affected both sales prices and the resulting profit margins. The decrease in the average sales price of the properties sold during the current three-month period as compared to the same period last year, as measured in dollars, is due to decreases in (1) land costs, which vary depending on quality and size, (2) royalties paid to related parties, which are a function of gross profit, (3) sales commissions, which are no longer paid by the Subsidiary, (4) processing fees, which are incurred in the processing of deeds and related paperwork, and (5) merchant fees charged on credit card sales. These decreases were partially offset by the increase in dues and taxes, which resulted from the Subsidiary holding its properties longer and thereby incurring additional “holding” costs.

Cost of goods sold during the nine-month period ended September 30, 2007 was $1,327,611, a decrease of $1,082,172, or 44.9%, from the $2,409,783 incurred during the same period in fiscal year 2006. As a percentage of net revenue, cost of goods sold was 76.2% during the current nine-month period and 72.3% during the same period last year. The average cost of a property sold during the current nine-month period was $1,449, an increase of $349, or 31.7%, as compared to the $1,100 average cost per property sold during the same period last year. The increase in the average property cost, in terms of dollars, is due to (1) increased land costs, which are a function of both the size, and quality, of the property sold, (2) increased processing fees, (3) increased merchant fees, (4) increased sales commissions paid, and (5) increased dues and taxes. As previously mentioned, the increase in dues and taxes resulted from the Subsidiary holding its properties longer and thereby incurring additional “holding” costs, while both merchant fees and processing fees are dictated by independent third parties and are beyond the control of the Subsidiary. As for sales commissions, they’re a function of the selling price, which increased during the nine-month period ended September 30, 2007 (sales commissions are no longer paid on properties sold). Partially offsetting these cost increases was a modest decline in royalties paid to a related party, which, as previously mentioned, are a function of gross profit.

The Subsidiary’s cost of goods sold, and the corresponding average cost per property sold, for both the three and nine-month periods ending September 30, 2007, and 2006, is detailed below:

	As of September 30, 2007				As of September 30, 2006
	3-Months		9-Months		3-Months		9-Months
	Total (000)	Per lot average	Total (000)	Per lot average	Total (000)	Per lot average	Total (000)	Per lot average
Land Cost	$122.1	$787.7	$828.9	$904.9	$520.5	$1,112.2	$1,535.0	$700.9
Royalty to related party	6.4	41.3	184.0	200.9	179.5	383.5	485.4	221.6
Processing fees	11.1	71.6	116.0	126.6	42.4	90.6	142.5	65.1
Merchant fees	7.2	46.5	68.8	75.1	22.8	48.7	76.5	34.9
Sales commissions	-	-	70.1	76.5	44.2	94.4	134.6	61.5
Dues & taxes	31.5	203.2	59.8	65.3	(35.6)	(76.1)	35.8	16.3
	$178.3	$1,150.3	$1,327.6	$1,449.3	$773.8	$1,653.4	$2,409.8	$1,100.4

Gross profit for the three months ended September 30, 2007 was $11,875, a decrease of $321,225, or 96.4%, as compared to gross profit of $333,100 during the three-months ended September 30, 2006. As a percentage of net revenue, gross profit was 6.2% during the current period and 30.1% during the same period in fiscal year 2006. During the nine-months ended September 30, 2007, gross profit totaled $414,890, a decrease of $509,307, or 55.1%, as compared to gross profit of $924,197 during the same period in 2006. As a percentage of net revenue, gross profit was 23.8% during the current nine-month period and 27.7% during the same period in fiscal year 2006. The decrease in gross profit, as measured in dollars, for both the three and nine-month periods ended September 30, 2007 as compared to the same periods in 2006, was due to the decrease in the number of properties sold. Gross profit, as measured as a percentage of net revenue, decreased in the current three-month period, as compared to the same period last year, due to the significant decrease in the average sales price as well as the increase in dues and taxes. As for the nine-month period ended September 30, 2007, as compared to the same period last year, gross profit, as measured as a percentage of net revenue, declined due to increases in all direct costs except for royalties paid to a related party.

20

Total operating expenses for both Landbank Group, Inc. and Landbank, LLC were $290,432 during the three-months ended September 30, 2007, which represents a decrease of $92,406, or 24.1%, from the $382,838 that was incurred during the same period last year. Of these totals, Landbank Group, Inc.’s portion was $40,706 in the current three-month period as compared to $76,051 during the same period in fiscal year 2006. These expenses consisted primarily of compensation paid to Directors and Officers, as well as consulting fees and expenses associated with its Directors and Officers insurance policy. The Subsidiary’s portion of the operating expenses for the current three-month period was $249,726 and consisted of salaries and related expenses (approx. $120.1K), legal fees (approx. $44.1K), professional fees (approx. $41.2K), accounting/review fees (approx. $15.0K), office rent (approx. $9.0K – of which approx $5.6K was to a related party), and other expenses totaling approximately $20.3K. The Subsidiary’s portion of the operating expenses for the same three-month period last year was $306,787 and consisted of salaries and related expenses (approx. $136.2K), legal fees (approx. $40.3K), professional fees (approx. $25.2K), accounting/review fees (approx. $20.7K), investor relations expenses (approx. $45.1K), office rent (approx. $5.6K – all to a related party), and other expenses totaling approximately $33.6K. The Subsidiary’s operating expenses decreased by $57,061, or 18.6%, during the current three-month period as compared to the same period last year. The primary cause for the decrease was the $16.2K decrease in salaries and related expenses, which resulted from headcount reductions, and the $45.1K decrease in investor relations expenses, which resulted from the Subsidiary not paying an investor relations firm.

For the nine-month period ending September 30, 2007, total operating expenses for both Landbank Group, Inc. and Landbank, LLC were $985,242, which represents a decrease of $455,482, or 31.6%, from the $1,440,724 that was incurred during the same period last year. Landbank Group, Inc.’s share of the operating expenses was $139,243 during the current nine-month period, a decrease of $360,407, or 72.1%, as compared to the $499,650 incurred during the same period in fiscal year 2006. The decrease is due almost entirely to the non-recurring, non-cash charge of $374,667 recorded by Landbank Group, Inc. for shares issued in consideration for professional services received during the nine-month period ended September 30, 2006 (see notes 11 and 13 of the financial statements). Landbank, LLC’s portion of the operating expenses totaled $845,999 for the current nine-month period, which represents a decrease of $95,075, or 10.1%, from the $941,074 incurred during the same period last year. This decrease, as measured on a year-to-year basis, is due almost entirely to the $97,028 decrease in travel expenses, which resulted from the Subsidiary not purchasing as much property as it has in the past, which resulted in a decrease in travel related expenses associated with the inspection of  properties and the participation in tax foreclosure sales.

The following table details the combined total operating expenses of Landbank Group, Inc. and Landbank, LLC for the three and nine-month periods ended September 30, 2007 and 2006:

	FY 2007		FY 2006
	3-Months	9-Months	3-Months	9-Months
Salaries & related	$120.1	$391.9	$136.2	$331.4
Directors & Officers compensation	31.4	112.1	27.5	27.5
Legal fees	44.1	133.3	40.3	149.5
Accounting/audit fees	15.0	45.0	20.7	37.2
Investor relations	-	9.3	45.1	102.7
Professional fees	41.2	64.3	25.2	560.5
Office rent	9.0	25.8	5.6	16.7
Travel	2.7	21.0	50.7	118.1
Insurance	9.4	33.0	2.5	2.5
Depreciation	2.6	6.9	-	-
Non-recurring charge - Nevada properties	-	50.0	-	-
Other	14.9	92.6	29.0	94.6
	$290.4	$985.2	$382.8	$1,440.7

During the three month period ended March 31, 2006, the Subsidiary incurred a one-time cash charge of $140,000 in relation to its acquisition by Landbank Group, Inc. (see note 2 of the financial statements). No such extraordinary charge was incurred by the Subsidiary during the three, or nine, month periods ended September 30, 2007.

The Subsidiary’s interest expense for the three-months ended September 30, 2007 totaled $56,199, of which $12,458 was interest incurred on its bank loan (see note 8 of the financial statements) and the remaining $43,741 was interest incurred on loans from related parties (see note 6 of the financial statements). During the same three-month period in fiscal year 2006, interest expense was $54,658, with $13,204 relating to the bank loan and the remaining $41,454 relating to loans from related parties. For the nine-month period ending September 30, 2007, interest expense totaled $160,419, with $37,377 relating to the bank loan and $123,042 relating to interest accrued on the related party borrowings. Interest expense was $131,599 during the same nine-month period in 2006, with $41,157 relating to the bank loan and the remaining $90,442 relating to the related party loans. The increase in interest expense during both the three and nine-month periods ended September 30, 2007, as compared to the same periods in fiscal year 2006, is due almost entirely to the interest accrued on the related party loans. The Subsidiary’s increased borrowing from related parties resulted in an increase in interest expense. Landbank Group, Inc. did not incur any interest expense in either nine-month period ending September 30, 2007 and 2006.

21

The net loss for both Landbank Group, Inc. and Landbank, LLC for the three-months ended September 30, 2007 totaled $335,556, an increase of $231,160 from the net loss of $104,396 incurred during the same three-month period in 2006. As previously mentioned, the primary reason for the significant increase in net loss during the three-month period ended September 30, 2007, as compared to the same period in 2006, is due to the significantly lower sales volume/net revenue, which barely generated any gross profit. Landbank Group, Inc.’s portion of the net loss was $41,506, which represents a decrease of $34,545, or 45.4%, from the $76,051 incurred during the same period in fiscal year 2006. This decrease is solely attributed to the $45,000 decrease in investor relations expenses, which was partially offset by increases in compensation paid to Directors and Officers and insurance expenses. Landbank, LLC’s portion of the net loss for the three-month period ended September 30, 2007 totaled $294,050, which represents an increase of $265,705 from the $28,345 incurred during the same period last year. The significant increase in Landbank, LLC’s net loss is primarily attributable to the decrease in sales volume/net revenue, which resulted in a nominal gross profit of $11,875, which barely covered any portion of its operating expenses.

For the nine-month period ended September 30, 2007, the net loss for both Landbank Group, Inc. and Landbank, LLC totaled $733,171, a decrease of $54,955 from the same period in fiscal year 2006. The net loss during the current nine-month period would have increased by $319,712, as compared to the same nine-month period in 2006, if the nonrecurring, non-cash charge of $374,667 was excluded. The net loss associated with Landbank Group, Inc. was $140,043 during the current nine-month period, a decrease of $359,607 from the $499,650 incurred during the same period in fiscal year 2006. The decrease is attributable to the previously mentioned charge of $374,667 that was recorded by Landbank Group, Inc during the nine-months ended September 30, 2006. Landbank, LLC’s share of the net loss was $593,128, a decrease of $304,652 as compared to the net loss of $288,476 that it incurred during the same period last year. The decrease is sales volume/net revenue was the primary factor in the increased net loss, as measured on a year-to-year basis, for Landbank, LLC.

Assets and Liabilities

The following discussion of assets and liabilities refers solely to Landbank, LLC, the operating subsidiary, unless otherwise noted. As of September 30, 2007, Landbank Group, Inc. had no assets and only one liability; that being a $216,152 inter-company balance owed to Landbank, LLC.

Landbank, LLC had a cash balance of $3,618 as of September 30, 2007, a decrease of $262,352 from the $265,970 on hand as of December 31, 2006. The decrease in cash is primarily attributable to Landbank, LLC’s net loss of $593,128 during the nine-month period ended September 30, 2007, as well as the $494,034 reduction in deferred revenue and the $125,244 reduction in accounts payable and accrued expenses. The Company also used $20,789 to purchase capital equipment (computers and related hardware) and an additional $50,576 to repay its bank loan (see note 8 of the financial statements). These cash outflows were partially offset by the $382,389 gained from inventory sold, the $469,156 borrowed from related parties, and the $182,425 gained from the reduction in prepaid expenses and other receivables.

The following is a summary of cash used during the nine-month period ended September 30, 2007:

Cash as of 12/31/06	$265,970

Net loss for the nine months ended 9/30/07	(593,128)
Add back depreciation - capital equipment	13,856
Less cash used to pay down accounts
payable and accrued expenses	(41,244)
Less reduction in deferred revenue	(494,034)
Less funds loaned to Landbank Group, Inc.	(110,407)
Less principal payments on bank loan	(50,576)
Less capital equipment purchases	(20,789)
Add cash from inventory sold	382,389
Add cash borrowed from related parties	469,156
Add cash from reduction in prepaid expenses	173,883
Add cash from reduction in other receivables	8,542
Cash provided during the nine months ended 9/30/07	(262,352)

Cash as of 9/30/07	$3,618

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Landbank, LLC’s inventory was $2,854,874 as of September 30, 2007, a decrease of $382,389 from the $3,237,263 that was held as of December 31, 2006. Landbank, LLC purchased $202,629 of new properties during the nine months ended September 30, 2007, with $132,384 of the purchases being properties located in Texas, $3,892 being properties purchased in Missouri, and the remaining $66,353 being properties located in Pennsylvania. Landbank, LLC also capitalized $243,920 in costs associated with its property holdings, with the costs consisting of taxes, dues and association fees, and improvement costs. In regard to the $243,920 of capitalized expenses, $118,453 was directly related to costs incurred for the subdividing of Landbank, LLC’s Pershing County, Nevada property. Land costs associated with Landbank, LLC’s revenue for the nine-month period ended September 30, 2007 were $828,938, which, net of the $202,629 in land purchases and $243,920 in capitalized costs, equates to the aforementioned $382,389 reduction in inventory. The following is a summary of Landbank, LLC’s inventory holdings as of September 30, 2007:

	Actively Marketed	Being prepared for marketing	Total
Colorado	211,103	-	211,103
Florida	11,775	-	11,775
Michigan	10,277	-	10,277
Missouri	-	3,892	3,892
Mexico	-	298,348	298,348
Nevada	47,291	935,066	982,357
New Mexico	11,411	-	11,411
Oklahoma	11,288	-	11,288
Pennsylvania	259,641	2,160	261,801
Texas	848,247	9,634	857,881
Deferred inventory (see note 4 of the financial statements)	194,741	-	194,741
	$1,605,774	$1,249,100	$2,854,874

 “Actively Marketed” properties are properties that are ready for immediate resale, while properties “Being Prepared for Marketing” are properties that are not currently ready to be sold due to any number of reasons, such as, but not limited to, zoning issues and title issues. In regard to the properties listed above that are categorized as “Being Prepared for Marketing”, the property in Mexico is awaiting final deeding from the previous owner to Landbank, LLC. The deeding process in Mexico has proven to be a slow and tedious affair, and, based on this particular experience, Landbank, LLC will carefully evaluate any future purchases of property in Mexico. The Nevada property, which is also categorized as “Being Prepared for Marketing”, has been delayed from being actively marketed as Landbank, LLC awaited approval to subdivide the properties into smaller parcels. Landbank, LLC had its subdivision plans approved during the three-month period ended September 30, 2007 and sold its first two Nevada properties in September 2007. This property was originally purchased in fiscal year 2005 and is the only property that Landbank, LLC has not purchased for cash in full; this property is financed by a bank loan (see note 5 of the financial statements). The remaining properties that are categorized as “Being Prepared for Marketing”, which are located in Missouri, Pennsylvania, and Texas, were purchased during the nine-month period ended September 30, 2007 and late in fiscal year 2006 and are in the process of being deeded to Landbank, LLC.

As previously mentioned, Landbank, LLC is pursuing strategies to diversify its real estate holdings. Landbank, LLC believes that a broad, diversified inventory of properties may provide more buying options to its customer base while also attracting new customers who may not have previously purchased property from Landbank, LLC because it didn’t offer the type of property that these individuals were interested in buying. Also, Landbank, LLC believes that a diversified inventory portfolio may allow it to increase both sales volume and net revenue while minimizing the potential to flood a particular market, or geographic region, with properties, and, in the process, depress property values and adversely impact the ability of our customers to resell their property at a profit.

Prepaid expenses totaled $40,292 as of September 30, 2007, a decrease of $173,883, or 81.2%, from the $214,175 as of December 31, 2006. The decrease in prepaid assets is due entirely to the expensing of prepaid expenses related to Landbank, LLC’s deferred revenue. Landbank, LLC follows FASB 66 - Accounting for Sales of Real Estate (see note 1 of the financial statements), and due to its 60-day refund policy, all sales transactions, and their related direct expenses, are not recognized until after the expiration of the buyer’s 60-day rescission period. Due to the significant decrease in property sales (see revenue discussion above and note 4 of the financial statements), Landbank, LLC has expensed, as of September 30, 2007, all of the direct costs, except land costs and royalties paid to an affiliate, associated with its deferred revenue. This was done because deferred revenue as of September 30, 2007, which was $300,633, represented approximately 4.0% of total revenue booked by Landbank, LLC since its inception in 2005; meaning that approximately 96.0% of all booked revenue has been recognized as of September 30, 2007. Therefore, given that approximately 96.0% of total revenues from inception have been recognized as of September 30, 2007, and that the remaining capitalized direct costs, except for land and royalty costs, were nominal and not material, Landbank, LLC elected to expense the remaining direct costs (merchant fees, processing fees, and sales commissions) as of September 30, 2007. These prepaid direct costs totaled $196,095 as of December 31, 2006. Prepaid rent represents both the October 2007 rent payment and the last monthly rent payment on Landbank, LLC’s office in Alameda, California. Prepaid insurance relates to both Landbank, LLC’s general liability policy and Landbank Group, Inc.’s directors & officers insurance policy, both of which are expensed over the one-year term of the policies. Landbank, LLC pays the monthly/annual premiums on Landbank Group, Inc.’s directors and officers policy and allocates the expense to Landbank Group, Inc.

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The following table details prepaid expenses as of September 30, 2007:

As of 9/30/07
Rent	$4,663
Insurance	5,495
Legal retainers	8,150
Prepaid royalties (see note 10 of the financial statements)	14,484
Other	7,500
$40,292

Property and equipment totaled $6,933, net of accumulated depreciation, as of September 30, 2007 and consisted of computers and related computer hardware. These assets were purchased for use in Landbank, LLC’s Alameda office and were put into service in February 2007. These assets were recorded at their cost of $20,789, which included the purchase price, tax, and freight. Landbank, LLC is expensing these assets over a twelve (12) month period beginning February 2007, with the monthly depreciation totaling $1,732. During the nine month period ended September 30, 2007, Landbank, LLC recorded depreciation expense of $13,856, with one-half of that amount allocated to an affiliate who shares the Alameda office with Landbank, LLC. For the nine months ended September 30, 2007, Landbank, LLC’s net depreciation expense was $6,928.

Landbank, LLC’s current liabilities totaled $3,819,410 as of September 30, 2007, a decrease of $148,950 from the $3,968,360 as of December 31, 2006, which represents the total current liabilities of both Landbank Group, Inc. and Landbank, LLC as of year-end 2006.

The following table details Landbank, LLC’s current liabilities as of September 30, 2007:

Current liabilities as of September 30, 2007
Accounts payable	$273,847
Due to related parties - principal	2,811,390
Due to related parties - accrued interest	298,641
Accrued expenses	40,036
Accrued payroll	54,496
Loan payable - current portion	40,367
Deferred income	300,633
$3,819,410

Accounts payable consist of normal expenses incurred during the course of business, and, given Landbank, LLC’s significantly reduced sales/revenue volume and negative cash flow from operations, the majority of its payables are past vendor terms. As of September 30, 2007, accounts payable totaled $273,847, with seven vendors accounting for $224,729 of the total. In regard to those seven vendors, $108,757 was owed to Landbank, LLC’s outside attorneys, $95,972 was owed to three property owners associations and one county tax agency, and $20,000 was owed to an independent third-party consulting company. The remaining balance of Landbank, LLC’s accounts payable consists of various vendors who are owed relatively small amounts. Landbank, LLC owed related parties $3,110,031 as of September 30, 2007, with $2,811,390 consisting of principal owed and the remaining $298,641 relating to accrued, unpaid interest. Accrued expenses totaled $40,036 as of September 30, 2007 and consisted of (1) accrued legal and professional fees of $31,350, (2) accrued accounting/review fees of $7,500, and (3) accrued insurance expenses totaling $1,186. Accrued payroll totaled $54,496 as of September 30, 2007 and consisted of two (2) weeks of accrued salary and accrued, unpaid vacation pay. Deferred revenue totaled $300,633 as of September 30, 2007 and relates to land sales that have occurred as of September 30, 2007, but whose revenue has not been recognized as of September 30, 2007 in compliance with FASB 66 - Accounting for Sales of Real Estate (see note 1 of the financial statements).

24

The $148,950 decrease in current liabilities as of September 30, 2007 as compared to December 31, 2006 is the result of the following:

Accounts payable (Landbank, LLC)	$110,672
Due to related parties – principal (Landbank, LLC)	340,935
Due to related parties – accrued interest (Landbank, LLC)	128,221
Accrued expenses (Landbank, LLC)	(154,964)
Accrued payroll (Landbank, LLC)	3,048
Loan payable – current portion (Landbank, LLC)	1,172
Deferred revenue (Landbank, LLC)	(494,034)
Accrued expenses (Landbank Group, Inc.)	(84,000)
Total decrease	$(148,950)

The $494,034 reduction in deferred revenue is due to the decrease in property sales during August and September 2007 (see revenue discussion above and note 7of the financial statements) as compared to the same two-month period in fiscal year 2006. The $238,964 reduction in accrued expenses is the result of Landbank, LLC paying, in full, (1) the final $155,000, in cash, owed to Piping Partners for services provided, and the related expense recorded, during fiscal year 2006, and (2) Landbank Group, Inc. paying the final $84,000, via the issuance of 93,333 shares of its common stock (see note 9 of the financial statements), owed to Aurelius Consulting Group. The $110,672 increase in accounts payable was the result of Landbank, LLC’s significantly reduced sales/revenue volume and negative cash flow from operations, which has resulted in delayed payments to its vendors. The $469,156 (principal and interest) increase in the amount owed to related parties represents both the borrowings made by Landbank, LLC to fund its operations and the accrued, unpaid interest on the funds borrowed from those related parties.

As of September 30, 2007, Landbank, LLC owed $462,305 to a third party who financed its purchase of properties in Pershing County, Nevada, of which $40,367 is classified as a current liability and $421,938 as a long-term liability. The properties were purchased in August 2005, and the amount owed as of December 31, 2006 was $512,881. Landbank, LLC is required to make monthly payments of principal and interest, with total principal payments of $50,576 and interest payments of $37,377 having been made by Landbank, LLC during the nine month period ended September 30, 2007. In September 2007, Landbank, LLC repaid $21,480 as payment in full for one of the 18 loans that was outstanding as of June 30, 2007. The payment was made so it could begin selling the property that was securing that particular loan.

Shareholders’ deficit was $1,335,631 as of September 30, 2007 and is summarized in the table shown below. Landbank Group, Inc. had 9,928,664 shares of its common stock issued and outstanding as of September 30, 2007, of which 8,200,002 shares are owned by three individuals affiliated with both Landbank Group, Inc and Landbank, LLC. Landbank Group, Inc is authorized to issue 100,000,000 shares of its common stock, par value $0.0001 per share, which means 90,071,336 shares were unissued as of September 30, 2007. Additional paid-in capital increased by $113,627 as of September 30, 2007, as compared to December 31, 2006, due to (1) the issuance of 93,333 shares for services valued at $84,000 (see note 10 of the financial statements), and (2) the amortization of options granted to officers and directors of the Company (see note 14 of the financial statements). The consolidated net loss of Landbank Group, Inc. and Landbank, LLC was of $733,171 during the nine- month period ended September 30, 2007, which increased the consolidated accumulated deficit to $1,849,868 as of September 30, 2007.

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Summary of Shareholders' Deficit as of September 30, 2007

	Common Shares	Common Par	Additional Paid in Capital	Accumulated Deficit	Shareholders' Deficit
Balance as of December 31, 2006 (audited)	9,835,331	$984	$399,617	$(1,116,697)	$(716,096)

Amortization of options granted to Directors & Officers	-	-	29,636	-	29,636

Shares issued for services	93,333	9	83,991	-	84,000

Net loss for the nine- month period ended September 30, 2007 – Landbank Group, Inc.				(140,043)

Net loss for the nine- month period ended September 30, 2007 – Landbank, LLC (the operations to be discontinued)	-	-	-	(593,128)	(733,171)

Balance as of September 30, 2007	9,928,664	$993	$513,244	$(1,849,868)	$(1,335,631)

Liquidity and Capital Resources

The following discussion regarding liquidity and capital resources relates to Landbank, LLC only, as it’s the entity with actual business operations. As for Landbank Group, Inc., its Board of Directors, as previously mentioned, voted unanimously on October 26, 2007 to approve a proposed transaction to divest Landbank, LLC to a private entity owned 100% by former directors, officers and principal stockholders of Landbank Group, Inc. On November 1, 2007, Landbank Group, Inc. entered into a Securities Exchange Agreement with the Acquisition Company and Family Products LLC which provides this divestiture, subject to customary closing conditions.  By divesting Landbank, LLC, Landbank Group, Inc. would be free of all financial obligations related to Landbank, LLC and its operations, except for a $500,000 note payable to Landbank, LLC by Landbank Group, Inc. Upon successful completion of the proposed transaction, Landbank Group, Inc. would have a clean balance sheet and minimal ongoing expenses and would be better positioned to pursue new, and hopefully more profitable, business opportunities. The Company anticipates that this transaction, which is subject to stockholder approval, will be finalized by the end of 2007 or during the first quarter of 2008.

To date, Landbank, LLC has funded inventory acquisitions primarily from net revenue received from sales of properties in inventory and from funds borrowed from affiliates. Landbank, LLC has not incurred any debt in order to finance its operations, with the exception of amounts due to affiliates and mortgages taken out for nineteen (19) sections of land acquired in Pershing County, Nevada in 2005 (see note 5 of the financial statements). These mortgages bear interest at 10% per annum and mature September 1, 2015.

Landbank, LLC’s available cash as of September 30, 2007 was $3,618, which means it must obtain additional funding from the sale of its existing inventory and/or additional loans from its affiliates if its to continue as a going concern. While Landbank, LLC believes that it can continue as a going concern by utilizing cash generated from the sale of its existing inventory, it cannot offer any assurances that it will be able to sell enough inventory, in a timely manner, to satisfy its financial obligations. In addition, Landbank, LLC cannot offer any assurances that it will be able to secure additional financing from its affiliates. Should Landbank, LLC be unable to generate cash through the sale of its existing inventory or through additional loans from its affiliates, Landbank, LLC may be forced to significantly curtail its current operations or cease operations altogether.

At the time of this filing, Landbank, LLC is not actively pursuing additional financing from independent third parties who are not affiliated with Landbank, LLC, nor does it have any material commitments for capital expenditures. There are no significant elements of income or loss arising from anything other than Landbank, LLC’s continuing operations.

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Critical Accounting Estimates

The Company's consolidated financial statements are prepared in conformity with U.S. generally accepted accounting principles, which require the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Management bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances. The Company's estimates are based on the facts and circumstances available at the time; different reasonable estimates could have been used in the current period, and changes in the accounting estimates used are likely to occur from period to period, which may have a material impact on the presentation of the Company's financial condition and results of operations. Actual results reported by the Company may differ from such estimates. The Company reviews these estimates periodically and reflects the effect of revisions in the period that they are determined. Note 1 of the Notes to our Consolidated Financial Statements includes a summary of the accounting policies and methods used in the preparation of our consolidated accounts. Set forth below is a brief discussion of what the Company believes to be the more critical judgment areas in the application of the Company's accounting policies.

Impairment of Inventory

Landbank, LLC’s inventory consists of land parcels that are purchased for resale purposes, and, except for special circumstances, do not normally remain in inventory for a prolonged period of time. Landbank, LLC records its inventory at the lower of cost or fair market value at the relevant balance sheet date. Landbank, LLC reviews its inventory on a quarterly basis in an attempt to (1) identify "problem" properties that may become impaired (difficult or impossible to sell), and (2) identify the financial impact, or impairment, to the recorded cost, or carrying value, of these properties. Landbank, LLC attempts to measure impairment on an item-by-item basis, but due to practical limitations, it also measures impairment for a group of similar/related properties. Landbank, LLC considers properties to be similar/related if they are from the same subdivision and/or geographic region. For the purpose of this discussion, the term "property" refers to a specific property or a group of similar/related properties.

Landbank, LLC recognizes inventory impairment at the time it's incurred, which is at the conclusion of the aforementioned quarterly reviews. Impairment charges, or write-downs to the recorded value of a property, occur when the estimated fair market value (FMV) of a property falls below the recorded, or carrying cost, of the associated property. The estimated FMV of a property is based on the conditions that exist at the relevant balance sheet date, with consideration being given to events after the relevant balance sheet date to the extent that they confirm conditions existing at or before the relevant balance sheet date. Landbank, LLC’s quarterly inventory impairment reviews require the exercise of judgment and take into consideration all relevant information available at the time the review is conducted. This periodic comparison of comparable information determines if the value of our properties has become impaired.

In attempting to identify impaired properties, Landbank, LLC begins by analyzing recent trends in selling prices (EBay, Bid4Assets, real estate agent listings, and Landbank, LLC’s sales records) to establish the estimated FMV of a property and then compares the estimated FMV to the recorded value of the property to ensure that the estimated FMV has not fallen below the recorded value. Should it be determined that the estimated FMV is less than the recorded value, Landbank, LLC records the appropriate impairment charge at that time, as it writes down the value of the property to it's estimated FMV, which does not include any profit/markup.

Landbank, LLC also reviews its properties to identify problems/issues that may reduce a property's value, such as, but not limited to, zoning issues, right of way issues, and failed perc tests. Any of these problems, and similar problems not previously mentioned, can have an adverse affect on the estimated FMV of a property and necessitate a write-down of the recorded value of said property. Should it be determined that such "problem" properties exist, Landbank, LLC records the appropriate impairment charge at that time, as it writes down the value of the property to it's estimated FMV, which, as previously mentioned, does not include any profit/markup.

Landbank, LLC’s return rates (the number of similar properties sold by Landbank, LLC that have been returned to it by the buyer) are also reviewed in an effort to gauge the favorability, or salability, of its properties. The purpose of this review is to attempt to determine if certain properties are (1) not in favor with our Customer base, (2) overpriced, (3) saturated for that particular market, or (4) problem properties for some reason unknown to Landbank, LLC. Should it be determined that certain properties are experiencing abnormally high return rates and may be difficult to sell at an estimated FMV above their recorded cost, Landbank, LLC will record the appropriate impairment charge at that time, as it writes down the value of the property to its estimated FMV.

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Landbank, LLC’s impairment analysis is predicated on establishing an accurate estimate of a property's FMV. This estimate of FMV is based on the analysis of known trends, demands, commitments, events and uncertainties. As previously stated, Landbank, LLC reviews all relevant information at its disposal at the time its impairment analysis is being performed, and uses that data to assess what impairment charges, if any, have been incurred. However, estimated FMV can be difficult to establish and is contingent on market conditions, such as, but not limited to, supply and demand, local and national economic factors, and interest rates. Any change in these market conditions, and similar conditions not previously mentioned, could have a material impact on estimated FMV, and, therefore, future inventory impairment charges incurred by Landbank, LLC. Since there is not always a readily available source for land values, the weight of all measures, as described above, are considered by management in its impairment analysis.

RISK FACTORS

Risk Factors that May Affect Future Results and Market Price of Stock

In the following discussion of risk factors, the term “the Company” refers to the combined entities of Landbank Group, Inc. and its operating subsidiary, Landbank, LLC unless otherwise noted.

The Company's operations and its securities are subject to a number of substantial risks, including those described below. If any of these or other yet unforeseen risks actually occur, the Company's business, financial condition, and operating results, as well as the trading price or value of its securities could be materially adversely affected. No attempt has been made to rank these risks in the order of their likelihood or potential harm. In addition to those general risks enumerated elsewhere, any purchaser of the Company's common stock should also consider the following risk factors:

Risks Related to the Company's Operations:

We have a limited operating history and cannot guarantee profitability.

The Company acquired its current operations in January of 2006 through the purchase of Landbank LLC. Landbank, LLC itself commenced operations during the second quarter of 2005. At this stage, the Company has only a limited operating history upon which an evaluation of performance and future prospects can be made. There can be no assurance that the Company will be able to continue to generate revenues in the future.

The Company is subject to all of the business risks associated with a new enterprise, including, but not limited to, the risk of unforeseen capital requirements, lack of fully-developed products, failure of market acceptance, failure to establish time proven business relationships, and a competitive disadvantage vis-a-vis larger and more established companies.

Further, the Company has entered into an agreement with its principal stockholder whereby, upon stockholder approval, the Company would divest itself of its operating subsidiary Landbank, LLC.  The Company expects that the transaction will close by the end of 2007 or in the first quarter of 2008.  If the transaction is consummated, the Company would no longer engage in its current line of business and the Company at this time has no prospects for any new future business.

We will be a non-operating company seeking a suitable transaction and may not find a suitable candidate or transaction.

We will commence being a non-operating company with the completion of the foregoing transaction and will seek a suitable transaction with a private company; however, we may not find a suitable candidate or transaction.  If we are unable to consummate a suitable transaction we will be forced to liquidate and dissolve which will take three years to complete and may result in our distributing no cash to our stockholders.

We will continue to incur the expenses of complying with public company reporting requirements.

We have an obligation to continue to comply with the applicable reporting requirements of the Securities Exchange Act of 1934, as amended, even though compliance with such reporting requirements is economically burdensome.

In the event of liquidation, our Board of Directors may at any time turn management of the liquidation over to a third party, and our directors may resign from our board at that time.

If we are unable to find or consummate a suitable private company transaction, our directors may at any time turn our management over to a third party to commence or complete the liquidation of our remaining assets and distribute the available proceeds to our stockholders, and our directors may resign from our board at that time. If management is turned over to a third party and our directors resign from our board, the third party would have sole control over the liquidation process, including the sale or distribution of any remaining assets.

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If we are deemed to be an investment company, we may be subject to substantial regulation that would cause us to incur additional expenses and reduce the amount of assets available for distribution.

If we invest our cash and/or cash equivalents in investment securities, we may be subject to regulation under the Investment Company Act of 1940. If we are deemed to be an investment company under the Investment Company Act because of our investment securities holdings, we must register as an investment company under the Investment Company Act. As a registered investment company, we would be subject to the further regulatory oversight of the Division of Investment Management of the Securities and Exchange Commission, and our activities would be subject to substantial regulation under the Investment Company Act. Compliance with these regulations would cause us to incur additional expenses, which would reduce the amount of assets available for distribution to our stockholders. To avoid these compliance costs, we intend to invest our cash proceeds in money market funds and government securities, which are exempt from the Investment Company Act but which currently provide a very modest return.

If we fail to create an adequate contingency reserve for payment of our expenses and liabilities,  in the event of dissolution, our stockholders could be held liable for payment to our creditors of each such stockholder’s pro rata share of amounts owed to the creditors in excess of the contingency reserve, up to the amount actually distributed to such stockholder.

In the event of dissolution or a distribution of substantially all our assets, pursuant to the Delaware General Corporation Law, we will continue to exist for three years after the dissolution became effective or for such longer period as the Delaware Court of Chancery shall direct, for the purpose of prosecuting and defending suits against us and enabling us gradually to close our business, to dispose of our property, to discharge our liabilities and to distribute to our stockholders any remaining assets. Under the Delaware General Corporation Law, in the event we fail to create an adequate contingency reserve for payment of our expenses and liabilities during this three-year period, each stockholder could be held liable for payment to our creditors of such stockholder’s pro rata share of amounts owed to creditors in excess of the contingency reserve, up to the amount actually distributed to such stockholder.

However, the liability of any stockholder would be limited to the amounts previously received by such stockholder from us (and from any liquidating trust or trusts) in the dissolution. Accordingly, in such event a stockholder could be required to return all distributions previously made to such stockholder. In such event, a stockholder could receive nothing from us under the plan of dissolution. Moreover, in the event a stockholder has paid taxes on amounts previously received, a repayment of all or a portion of such amount could result in a stockholder incurring a net tax cost if the stockholder’s repayment of an amount previously distributed does not cause a commensurate reduction in taxes payable. There can be no assurance that any contingency reserve established by us will be adequate to cover any expenses and liabilities.

While we continue our current line of business, we may need to raise capital in the future, and if such capital is not available on acceptable terms, we may have to curtail or cease operations.

The Company's current business is dependent in part on being able to acquire and make available a broad selection of properties. Acquisition of these properties requires significant capital expenditure. While the Company intends to generate sufficient revenues in the future to fund our acquisitions, it is possible that we may need to raise additional capital. Consequently, we may be unable to raise sufficient additional capital on terms deemed acceptable. In that event, the Company may have to curtail or cease operations and/or limit the number of properties maintained in inventory. This could have an adverse impact on the Company's ability to effectively compete with other companies, which are able to offer customers a broader range of properties. If additional funds are raised through the issuance of debt securities or preferred stock, these securities could have rights that are senior to the holders of the common stock, and any debt securities could contain covenants that would restrict the Company's operations. In addition, if the Company raises funds by selling common stock or convertible securities, existing stockholders could face dilution of their shares.

While we continue our current line of business, we may be unable to identify or acquire suitable properties at a low cost, which could affect our ability to generate revenues.

The Company's ability to generate revenues in its current line of business is highly dependent on its ability to maintain low acquisition costs while offering a wide range of suitable properties. There can be no assurance that the Company's acquisition teams will be successful in locating suitable properties on financially attractive terms.

While we continue our current line of business, competition for properties may increase costs and reduce returns.

The Company competes to acquire real property with individuals and other entities engaged in similar activities. Many of our competitors have greater financial resources, and thus, a greater ability to borrow funds and to acquire properties. Competition for properties may reduce the number of suitable acquisition opportunities available and may have the effect of increasing acquisition costs thereby adversely impacting Company profits.

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In our current line of business we acquire a substantial number of our properties through the tax-lien foreclosure process, and may therefore be subject to additional costs for eviction and/or clearing title.

When acquiring properties through the tax-lien foreclosure process, the property is deeded to the buyer by the relevant government entity without any warranties as to title, and in some instances, subject to a right of the original owner to redeem the property within a certain number of days. In addition, the buyer of the property remains responsible for any eviction of a prior owner who remains in possession of the property. The majority of parcels that we acquire are unimproved lots with no owner in possession, and we attempt to perform adequate due diligence in connection with the purchase of each piece of property to ensure that there are no material liens or encumbrances affecting title to the property. We cannot however guarantee that we will not be required to undertake eviction or other proceedings in connection with properties purchased in this process, or that we will not encounter undisclosed encumbrances. In the event such a situation arises, we may incur significant additional acquisition costs which may adversely affect our net revenues and/or results of operations. In counties where there is a right of redemption, we hold the property in inventory until the right has lapsed. The Company does not currently acquire significant amounts of properties in counties where such rights exist, however, if we do, any exercise of these rights could delay our ability to generate revenues from these properties.

In our current line of business, we may be unable to sell a property, if or when we decide to do so, which could delay revenues needed to fund operations.

The real estate market is affected by many factors, such as general economic conditions, availability of financing, interest rates, and other factors, including supply and demand, that are beyond the Company's control. The Company cannot predict whether it will be able to sell any property for the price or on the terms that it sets or whether any price or other terms offered by a prospective purchaser would be acceptable. The Company cannot predict the length of time needed to find a willing purchaser and to close the sale of a property.

The Company may be required to expend funds to correct defects or to make improvements before a property can be sold. The Company cannot make any assurance that it will have funds available to correct such defects or to make such improvements.

Our principal stockholders have broad control over our operations.

The Company's principal stockholders beneficially own approximately 83% of the issued and outstanding share capital of the Company, with one stockholder owning approximately 55% of our outstanding stock. As a result, these stockholders are able to exercise significant influence over the Company, including the election of directors, amendments to the certificate of incorporation or by-laws of the Company, the approval of mergers or other business combinations, and the sale or purchase of material assets. The interests of these stockholders in deciding these matters and the factors they consider in making such decisions could be different from the interests of the Company's other stockholders.

We may lose key personnel and/or be unable to maintain current relationships with affiliates upon which we depend.

The Company's success depends to a significant degree upon the continued relationship with certain of its affiliates and the contribution of its executive management team. During the third quarter of 2007 our President and Chief Executive Officer each resigned.  Due to the loss of these executives and any other of the Company's executives, we could lose access to important affiliate services and/or acquisition or sales channels, which could adversely affect our operations and/or financial condition.

Four of the Company’s original five directors have recently resigned, two of which were replaced with independent directors. Although we believe that the Company will benefit from having an independent board, we cannot guarantee that this change in board composition will not adversely affect the Company's operations.

We have also had significant turnover in our corporate officers.  Effective November 15, 2007, John Genesi, our Chief Financial Officer will resign, to be replaced on an interim basis by Eric Stoppenhagen, our Interim President and Secretary.

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In our current line of business we are subject to general real estate risks.

The Company is subject to risks generally associated with the ownership of real estate, including:

•	changes in general or local economic conditions;
•	changes in supply of or demand for similar or competing properties in the area;
•	bankruptcies, financial difficulties or lease defaults by customers;
•	changes in interest rates and availability of permanent mortgage financing that may render the sale of a property difficult or unattractive or otherwise reduce the returns to stockholders;
•	changes in governmental rules, regulations, and fiscal policies, including changes in tax, real estate, environmental, and zoning laws;
•	periods of high interest rates and tight money supply.

The Company's operations can be negatively affected by the occurrence of any of these or other factors beyond the Company's control.

We may be subject to litigation, which could divert substantial time and money from our business.

The Company may be subject to claims from customers or other third parties. If such parties are successful, they may be able to obtain injunctive or other equitable relief, which could effectively diminish the Company's ability to further acquire, subdivide, and sell properties, and could result in the award of substantial damages. Management may be required to devote substantial time and energy in defending any such claims.

Risks Related to the Ownership of the Company's Stock:

There is a limited market for the buying/selling of the Company's common stock. If a substantial and sustained market for the Company's common stock does not develop, the Company's stockholders may have difficulty selling, or be unable to sell, their shares.

The Company's common stock is presently traded on the OTC Bulletin Board (“OTCBB”), and currently there is only a limited market for the Company's common stock and there can be no assurance that this market will be maintained or broadened. If a substantial and sustained market for the Company's common stock does not develop, the Company's stockholders may have difficulty selling, or be unable to sell, their shares. Accordingly, we cannot provide any assurance that we will be able to develop a substantial and sustained market for the Company's common stock.

Substantial sales of the Company's common stock could cause the stock price to fall.

As of November 1, 2007, the Company had 9,928,664 shares of common stock outstanding of which approximately 8,922,780 shares are considered "restricted securities" as that term is defined under Rule 144 promulgated under the Securities Act of 1933 ("'33 Act"). These restricted shares are eligible for sale under Rule 144 at various times. No prediction can be made as to the affect, if any, that the sales of shares of common stock or the availability of such shares for sale will have on the market prices prevailing from time to time. Nevertheless, the possibility that substantial amounts of the Company's common stock may be sold in the public market may adversely affect prevailing market prices for the common stock and could impair the Company's ability to raise capital through the sale of its equity securities.

The Company has a significant number of shares authorized but unissued. These shares may be issued without stockholder approval. Significant issuances of stock would dilute the percentage ownership of the Company's current stockholders and could likely have an adverse impact on the market price of the common stock.

As of November 1, 2007, the Company had an aggregate of 90,071,336 shares of common stock authorized but unissued. The Company has reserved 3,000,000 shares for issuance under the Company's 2006 Stock Incentive Plan and an additional 79,311,256 shares have been reserved for issuance to Landbank Acquisition LLC in connection with the Company’s divestiture of its operating subsidiary. All remaining shares of common stock may be issued without any action or approval by the Company's stockholders. Any such shares issued would further dilute the percentage ownership of the Company's current stockholders and would likely have an adverse impact on the market price of the common stock.

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The Company does not intend to pay dividends in the near future.

The Company's board of directors determines whether to pay dividends on the Company's issued and outstanding shares. The declaration of dividends will depend upon the Company's future earnings, its capital requirements, its financial condition, and other relevant factors. The Company's Board of Directors does not intend to declare any dividends on the Company's shares for the foreseeable future. The Company anticipates that it will retain any earnings to finance the growth of its business and for general corporate purposes.

Our securities are currently classified as a "Penny Stock" which may limit our stockholders' ability to sell their securities.

The price of our common stock is currently below $5.00 per share, and is therefore considered "penny stock" under Rule 3a51-1 of the '34 Act. As such, additional sales practice requirements are imposed on broker-dealers who sell to persons other than established customers and "accredited investors" as defined in Rule 501 of Regulation D as promulgated under the '33 Act. The prerequisites required by broker-dealers engaged in transactions involving "penny stocks" have discouraged, or even barred, many brokerage firms from soliciting orders for certain low priced stocks.

With respect to the trading of penny stocks, broker-dealers have an obligation to satisfy certain special sales practice requirements pursuant to Rule 15g-9 of the '34 Act, including a requirement that they make an individualized written suitability determination for the purchase and receive the purchaser's written consent prior to the transaction.

Broker-dealers have additional disclosure requirements as set forth in the Securities Enforcement Act Remedies and Penny Stock Reform Act of 1990. These disclosure requirements include the requirement for a broker-dealer, prior to a transaction in a penny stock, to deliver a standardized risk disclosure document that provides information about penny stocks and the risks of the penny stock market.

Additionally, broker-dealers must provide customers with current bid and offer quotations for penny stocks, the compensation payable to the broker-dealer and its salesperson in the transaction, and the monthly account statements showing the market value of each penny stock held in a customer's account.

Accordingly, the market liquidity of the Company's common stock and the ability of any present and prospective stockholder-investors to sell their securities in the secondary market is limited due to the above penny stock regulations and the associated broker-dealer requirements.

Stockholders should also be aware that, according to SEC, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include (i) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (ii) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (iii) “boiler room” practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; (iv) excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and (v) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, resulting in investor losses. Our management is aware of the abuses that have occurred historically in the penny stock market. Although we do not expect to be in a position to dictate the behavior of the market or of broker-dealers who participate in the market, management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to our securities.

ITEM 3. CONTROLS AND PROCEDURES

Our Interim President and Chief Financial Officer (our principal executive officer and principal financial officer, respectively) conducted an evaluation of the effectiveness of our disclosure controls and procedures, as defined by paragraph (e) of Exchange Act Rules 13a-15 or 15d-15, as of the end of the period covered by this quarterly report on Form 10-QSB. Based on this evaluation, our Interim President and our Chief Financial Officer have concluded that, as of the end of the period covered by this quarterly report on Form 10-QSB, our disclosure controls and procedures were effective. In addition, there was no change in our internal control over financial reporting that occurred during the period covered by this quarterly report on Form 10-QSB that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

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PART II. OTHER INFORMATION

ITEM 1. LEGAL PROCEEDINGS

In May 2007, a dispute arose involving the proposed sale and purchase of certain real property owned by Landbank, LLC to NRLL East, LLC, under a contract dated March 6, 2007. In the Company’s view, this contract was illusory and did not obligate NRLL East, LLC to perform its obligations under the contract. Accordingly, in May 2007 the Company filed a complaint in the Los Angeles Superior Court seeking declaratory relief and rescission of the contract on the basis of fraud and breach of oral contract. On May 29, 2007, NRLL East, LLC filed a complaint in the 6th Judicial District Court of Nevada seeking specific performance and breach of contract, and recorded a lis pendens on the subject real property. On July 9, 2007, the Company reached a proposed agreement with NRLL East, LLC regarding this matter. Per the terms of the proposed settlement, the Company will pay NRLL East, LLC a one-time cash payment of $50,000 as final resolution to the disputed matter. The Company paid NRLL East, LLC the $50,000 in August 2007, at which time NRLL East, LLC terminated/released all claims against the Company.

ITEM 2. UNREGISTERED SALE OF EQUITY SECURITIES AND USE OF PROCEEDS

None.

ITEM 3. DEFAULTS UPON SENIOR SECURITIES

None.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None.

ITEM 5. OTHER INFORMATION

None.

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ITEM 6. EXHIBITS

Exhibits

No.	Description

2.1	Securities Exchange Agreement dated November 1, 2007 by and among Landbank Group, Inc., Landbank Acquisition LLC and Family Products LLC. (1)

10.1	Consulting, Confidentiality and Proprietary Rights Agreement between Landbank Group, Inc. and Venor, Inc., dated September 27, 2007.

10.2	Form of Option Termination Agreement.

10.3	Letter of Termination, dated September 12, 2007, between Landbank Group, Inc. and Aziz Munir and Ray Dirks

10.4	Letter of Termination, dated September 12, 2007, between Landbank Group, Inc. and Investment Capital Researchers, Inc.

10.5	Form of Demand Promissory Note issued by Landbank, LLC.

10.6	Form of Assignment of Promissory Note, agreed to by Landbank, LLC.

31.1	Certification of Principal Executive Officers Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32.1	Certification of Principal Executive Officers Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

32.2	Certification of Principal Financial Officers Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(1)  Incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K filed on November 7, 2007.

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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, there unto duly authorized.

LANDBANK GROUP, INC.

Date: November 14, 2007	By:	/s/ Eric Stoppenhagen
Eric Stoppenhagen
President

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